United States Securities and Exchange Commission

Washington, DC 20549

Form N-Q

Quarterly Schedule of Portfolio Holdings of Registered Management Investment Company

Investment Company Act file number 811-01879

Janus Investment Fund
(Exact name of registrant as specified in charter)

151 Detroit Street, Denver, Colorado 80206
(Address of principal executive offices) (Zip code)

Kathryn Santoro, 151 Detroit Street, Denver, Colorado 80206
(Name and address of agent for service)

Registrant's telephone number, including area code: 303-333-3863

Date of fiscal year end: 6/30

Date of reporting period: 9/30/18

Item 1. Schedule of Investments.
--------------------------------------------------------------------------------

Janus Henderson Adaptive Global Allocation Fund

Schedule of Investments (unaudited)

September 30, 2018

Shares or Principal Amounts		Value
Common Stocks – 9.7%
Aerospace & Defense – 0.1%
Airbus SE	5	$628
Arconic Inc	423	9,310
Boeing Co	11	4,091
Harris Corp	28	4,738
Meggitt PLC	264	1,949
MTU Aero Engines AG	22	4,957
Raytheon Co	47	9,713
Rolls-Royce Holdings PLC*	301	3,873
Textron Inc	22	1,572
		40,831
Air Freight & Logistics – 0%
Expeditors International of Washington Inc	35	2,574
FedEx Corp	11	2,649
Royal Mail PLC	1,502	9,339
United Parcel Service Inc	22	2,569
		17,131
Airlines – 0%
Alaska Air Group Inc	19	1,308
American Airlines Group Inc	38	1,571
ANA Holdings Inc	100	3,495
Delta Air Lines Inc	64	3,701
easyJet PLC	62	1,062
Singapore Airlines Ltd	100	713
Southwest Airlines Co	128	7,994
United Continental Holdings Inc*	32	2,850
		22,694
Auto Components – 0.1%
Bridgestone Corp	100	3,779
Continental AG	10	1,741
Goodyear Tire & Rubber Co	467	10,923
NOK Corp	100	1,717
Nokian Renkaat OYJ	369	15,117
Valeo SA	147	6,382
Yokohama Rubber Co Ltd	100	2,156
		41,815
Automobiles – 0.1%
Ferrari NV	63	8,674
Fiat Chrysler Automobiles NV*	403	7,085
Ford Motor Co	958	8,862
General Motors Co	1,344	45,252
Mitsubishi Motors Corp	200	1,412
Nissan Motor Co Ltd	400	3,745
Peugeot SA	21	566
Renault SA	199	17,211
Yamaha Motor Co Ltd	100	2,804
		95,611
Banks – 0.4%
Aozora Bank Ltd	200	7,148
Banco de Sabadell SA	377	586
Bank of America Corp	132	3,889
Bank of East Asia Ltd	1,800	6,714
Bank of Kyoto Ltd	100	5,220
Bank of Queensland Ltd	356	2,835
Bankia SA	5,262	20,629
Barclays PLC	172	385
Bendigo & Adelaide Bank Ltd	53	412
BOC Hong Kong Holdings Ltd	4,000	19,009
Chiba Bank Ltd	1,000	6,831
Citigroup Inc	102	7,317
Citizens Financial Group Inc	134	5,168
Comerica Inc	104	9,381
Commerzbank AG*	110	1,146
Concordia Financial Group Ltd	700	3,432
DNB ASA	130	2,736
Erste Group Bank AG*	43	1,786
Fukuoka Financial Group Inc	400	11,004
Hang Seng Bank Ltd	600	16,296
HSBC Holdings PLC	994	8,676
Japan Post Bank Co Ltd	600	7,093

Shares or Principal Amounts		Value
Common Stocks – (continued)
Banks – (continued)
KBC Group NV	58	$4,316
KeyCorp	926	18,418
M&T Bank Corp	33	5,430
Mebuki Financial Group Inc	1,600	5,535
People's United Financial Inc	356	6,095
Regions Financial Corp	737	13,524
Royal Bank of Scotland Group PLC	1,536	5,004
Seven Bank Ltd	1,500	4,740
Shinsei Bank Ltd	300	4,904
Shizuoka Bank Ltd	600	5,387
SunTrust Banks Inc	30	2,004
SVB Financial Group*	6	1,865
Toronto-Dominion Bank	89	5,409
Westpac Banking Corp	1,831	36,959
Yamaguchi Financial Group Inc	500	5,449
Zions Bancorporation	83	4,162
		276,894
Beverages – 0.1%
Anheuser-Busch InBev SA/NV	40	3,493
Asahi Group Holdings Ltd	100	4,335
Brown-Forman Corp	248	12,536
Coca-Cola Amatil Ltd	1,737	12,252
Coca-Cola Bottlers Japan Holdings Inc	100	2,676
Constellation Brands Inc	35	7,547
Heineken NV	78	7,313
PepsiCo Inc	396	44,273
Pernod Ricard SA	40	6,561
Remy Cointreau SA	16	2,084
Suntory Beverage & Food Ltd	100	4,234
Treasury Wine Estates Ltd	316	3,994
		111,298
Biotechnology – 0.1%
Biogen Inc*	24	8,479
Celgene Corp*	251	22,462
CSL Ltd	49	7,122
Gilead Sciences Inc	437	33,741
Grifols SA	596	16,785
Incyte Corp*	211	14,576
Vertex Pharmaceuticals Inc*	25	4,819
		107,984
Building Products – 0%
AGC Inc/Japan	100	4,151
Allegion PLC	61	5,525
Assa Abloy AB	19	382
Cie de Saint-Gobain	53	2,285
		12,343
Capital Markets – 0.1%
ASX Ltd	70	3,221
BlackRock Inc	6	2,828
Charles Schwab Corp	96	4,718
CI Financial Corp	39	619
CME Group Inc	14	2,383
Credit Suisse Group AG*	26	391
Deutsche Bank AG	25	285
E*TRADE Financial Corp*	267	13,988
Franklin Resources Inc	64	1,946
Goldman Sachs Group Inc	21	4,709
Hong Kong Exchanges & Clearing Ltd	600	17,169
Invesco Ltd	225	5,148
Investec PLC	260	1,828
Japan Exchange Group Inc	200	3,486
London Stock Exchange Group PLC	177	10,578
Macquarie Group Ltd	45	4,099
Morgan Stanley	115	5,356
MSCI Inc	17	3,016
Northern Trust Corp	34	3,472
Partners Group Holding AG	10	7,936
Schroders PLC	48	1,936
State Street Corp	19	1,592
T Rowe Price Group Inc	6	655
Thomson Reuters Corp	77	3,514
		104,873

Shares or Principal Amounts		Value
Common Stocks – (continued)
Chemicals – 0.4%
Air Liquide SA	27	$3,551
Air Products & Chemicals Inc	21	3,508
Air Water Inc	300	5,506
Akzo Nobel NV	323	30,200
CF Industries Holdings Inc	25	1,361
Clariant AG*	1,065	27,727
Covestro AG	148	12,003
Daicel Corp	200	2,324
DowDuPont Inc	174	11,190
Eastman Chemical Co	6	574
Ecolab Inc	185	29,004
Evonik Industries AG	107	3,832
FMC Corp	150	13,077
Hitachi Chemical Co Ltd	300	6,108
Incitec Pivot Ltd	2,432	6,995
International Flavors & Fragrances Inc	77	10,712
Johnson Matthey PLC	167	7,752
JSR Corp	100	1,867
K+S AG	616	12,929
Koninklijke DSM NV	115	12,181
Kuraray Co Ltd	200	3,007
LANXESS AG	193	14,133
LyondellBasell Industries NV	97	9,943
Mitsubishi Gas Chemical Co Inc	200	4,259
Mosaic Co	117	3,800
Nippon Paint Holdings Co Ltd	100	3,732
Orica Ltd	776	9,551
PPG Industries Inc	112	12,223
Symrise AG	348	31,762
Taiyo Nippon Sanso Corp	300	4,489
Teijin Ltd	200	3,836
Tosoh Corp	200	3,081
Umicore SA	104	5,816
Yara International ASA	133	6,534
		318,567
Commercial Services & Supplies – 0.1%
Babcock International Group PLC	369	3,477
Brambles Ltd	543	4,277
Copart Inc*	86	4,432
Edenred	157	5,984
G4S PLC	1,344	4,239
Republic Services Inc	385	27,974
Stericycle Inc*	120	7,042
Waste Management Inc	268	24,216
		81,641
Communications Equipment – 0.1%
Arista Networks Inc*	41	10,900
Juniper Networks Inc	716	21,459
Nokia OYJ	4,006	22,216
		54,575
Construction & Engineering – 0%
Bouygues SA	164	7,088
CIMIC Group Ltd	90	3,341
Ferrovial SA	339	7,033
Fluor Corp	39	2,266
Quanta Services Inc*	97	3,238
Skanska AB	10	196
SNC-Lavalin Group Inc	147	5,995
		29,157
Construction Materials – 0%
Boral Ltd	1,138	5,683
HeidelbergCement AG	5	391
James Hardie Industries PLC (CDI)	453	6,862
Martin Marietta Materials Inc	15	2,729
Taiheiyo Cement Corp	100	3,138
		18,803
Consumer Finance – 0%
AEON Financial Service Co Ltd	100	2,071
Containers & Packaging – 0.1%
Amcor Ltd/Australia	848	8,384
Avery Dennison Corp	243	26,329
Ball Corp	435	19,136
CCL Industries Inc	82	3,697

Shares or Principal Amounts		Value
Common Stocks – (continued)
Containers & Packaging – (continued)
International Paper Co	115	$5,652
Packaging Corp of America	93	10,201
Sealed Air Corp	453	18,188
		91,587
Distributors – 0%
Jardine Cycle & Carriage Ltd	100	2,341
Diversified Consumer Services – 0%
Benesse Holdings Inc	100	2,848
H&R Block Inc	1,368	35,226
		38,074
Diversified Financial Services – 0.1%
AMP Ltd	7,047	16,246
Berkshire Hathaway Inc*	58	12,418
Eurazeo SA	84	6,616
Jefferies Financial Group Inc	80	1,757
Kinnevik AB	194	5,876
Mitsubishi UFJ Lease & Finance Co Ltd	500	2,945
Standard Life Aberdeen PLC	3,866	15,412
Wendel SA	22	3,274
		64,544
Diversified Telecommunication Services – 0.4%
AT&T Inc	2,755	92,513
BCE Inc	257	10,413
BT Group PLC	2,610	7,663
CenturyLink Inc	1,012	21,454
Deutsche Telekom AG	263	4,239
Elisa OYJ	187	7,930
HKT Trust & HKT Ltd	11,000	15,120
Iliad SA	21	2,743
Koninklijke KPN NV	3,300	8,704
Nippon Telegraph & Telephone Corp	100	4,518
Orange SA	34	542
PCCW Ltd	16,000	9,321
Proximus SADP	75	1,792
Singapore Telecommunications Ltd	3,500	8,297
Spark New Zealand Ltd	2,303	6,180
Swisscom AG	6	2,724
Telefonica Deutschland Holding AG	385	1,627
Telefonica SA	406	3,214
Telenor ASA	88	1,721
Telstra Corp Ltd	6,290	14,501
TELUS Corp	387	14,266
Verizon Communications Inc	639	34,116
		273,598
Electric Utilities – 0.1%
Alliant Energy Corp	49	2,086
American Electric Power Co Inc	41	2,906
AusNet Services	523	614
Duke Energy Corp	189	15,124
Electricite de France SA	223	3,916
Emera Inc	12	373
Enel SpA	159	814
Eversource Energy	70	4,301
Fortum OYJ	224	5,614
HK Electric Investments & HK Electric Investments Ltd	1,000	1,009
Hydro One Ltd	2,614	39,751
Kyushu Electric Power Co Inc	100	1,207
NextEra Energy Inc	13	2,179
Pinnacle West Capital Corp	20	1,584
Power Assets Holdings Ltd	500	3,481
PPL Corp	275	8,047
Red Electrica Corp SA	296	6,199
Southern Co	20	872
SSE PLC	288	4,301
Terna Rete Elettrica Nazionale SpA	1,312	7,008
Tokyo Electric Power Co Holdings Inc*	100	491
		111,877
Electrical Equipment – 0%
AMETEK Inc	140	11,077
Legrand SA	11	802
Melrose Industries PLC	1,332	3,470
OSRAM Licht AG	40	1,591
		16,940

Shares or Principal Amounts		Value
Common Stocks – (continued)
Electronic Equipment, Instruments & Components – 0.2%
Corning Inc	141	$4,977
FLIR Systems Inc	638	39,218
Hamamatsu Photonics KK	100	3,983
Hexagon AB	352	20,643
IPG Photonics Corp*	22	3,434
TE Connectivity Ltd	565	49,680
		121,935
Energy Equipment & Services – 0.2%
Baker Hughes a GE Co	163	5,514
Halliburton Co	1,197	48,514
National Oilwell Varco Inc	292	12,579
Schlumberger Ltd	791	48,188
TechnipFMC PLC	186	5,813
Tenaris SA	123	2,060
		122,668
Equity Real Estate Investment Trusts (REITs) – 0.2%
Alexandria Real Estate Equities Inc	19	2,390
American Tower Corp	57	8,282
Apartment Investment & Management Co	85	3,751
Ascendas Real Estate Investment Trust	1,100	2,125
Boston Properties Inc	14	1,723
British Land Co PLC	139	1,117
CapitaLand Mall Trust	2,300	3,736
Crown Castle International Corp	128	14,250
Duke Realty Corp	70	1,986
Equinix Inc	9	3,896
Equity Residential	41	2,717
Essex Property Trust Inc	11	2,714
Gecina SA	2	334
Goodman Group	836	6,259
GPT Group	244	919
H&R Real Estate Investment Trust	173	2,662
Hammerson PLC	164	976
Japan Prime Realty Investment Corp	1	3,565
Japan Retail Fund Investment Corp	4	7,257
Klepierre SA	45	1,595
Land Securities Group PLC	117	1,347
Macerich Co	122	6,745
Mid-America Apartment Communities Inc	29	2,905
Mirvac Group	10,575	18,419
Nippon Prologis REIT Inc	3	5,939
Prologis Inc	8	542
Realty Income Corp	50	2,845
RioCan Real Estate Investment Trust	256	4,892
SBA Communications Corp*	8	1,285
Scentre Group	3,775	10,831
SL Green Realty Corp	21	2,048
Stockland	1,281	3,842
UDR Inc	125	5,054
United Urban Investment Corp	6	9,417
Vornado Realty Trust	38	2,774
Welltower Inc	38	2,444
		153,583
Food & Staples Retailing – 0.3%
Carrefour SA	310	5,938
Colruyt SA	8	453
Costco Wholesale Corp	51	11,979
George Weston Ltd	107	8,100
ICA Gruppen AB	78	2,476
J Sainsbury PLC	353	1,480
Kroger Co	384	11,178
Lawson Inc	100	6,092
Loblaw Cos Ltd	218	11,201
METRO AG	20	313
Metro Inc	579	18,013
Seven & I Holdings Co Ltd	200	8,908
Sundrug Co Ltd	100	3,570
Sysco Corp	243	17,800
Tesco PLC	1,429	4,466
Walgreens Boots Alliance Inc	272	19,829
Walmart Inc	445	41,790
Wesfarmers Ltd	392	14,122
Wm Morrison Supermarkets PLC	2,914	9,851

Shares or Principal Amounts		Value
Common Stocks – (continued)
Food & Staples Retailing – (continued)
Woolworths Group Ltd	677	$13,739
		211,298
Food Products – 0.3%
a2 Milk Co Ltd*	180	1,343
Archer-Daniels-Midland Co	99	4,977
Associated British Foods PLC	140	4,178
Calbee Inc	100	3,292
Campbell Soup Co	14	513
Conagra Brands Inc	117	3,974
Danone SA	108	8,363
General Mills Inc	105	4,507
Hershey Co	521	53,142
Hormel Foods Corp	17	670
JM Smucker Co	178	18,265
Kellogg Co	46	3,221
Kraft Heinz Co	414	22,816
Marine Harvest ASA	37	857
McCormick & Co Inc/MD	123	16,205
MEIJI Holdings Co Ltd	100	6,717
Mondelez International Inc	375	16,110
NH Foods Ltd	100	3,693
Nissin Foods Holdings Co Ltd	100	6,875
Orkla ASA	129	1,090
Tyson Foods Inc	113	6,727
WH Group Ltd	1,000	704
Yamazaki Baking Co Ltd	200	4,004
		192,243
Gas Utilities – 0%
AltaGas Ltd	81	1,289
Hong Kong & China Gas Co Ltd	2,000	3,970
Naturgy Energy Group SA	423	11,545
		16,804
Health Care Equipment & Supplies – 0.4%
Abbott Laboratories	617	45,263
Baxter International Inc	31	2,390
Becton Dickinson and Co	48	12,528
Boston Scientific Corp*	1,071	41,233
Cooper Cos Inc	93	25,775
CYBERDYNE Inc*	100	790
Danaher Corp	37	4,020
Dentsply Sirona Inc	472	17,813
Edwards Lifesciences Corp*	112	19,499
Essilor International Cie Generale d'Optique SA	134	19,826
Hologic Inc*	305	12,499
ResMed Inc	353	40,715
Smith & Nephew PLC	564	10,286
Sonova Holding AG	80	15,927
Straumann Holding AG	33	24,826
Varian Medical Systems Inc*	33	3,694
Zimmer Biomet Holdings Inc	189	24,848
		321,932
Health Care Providers & Services – 0.2%
Alfresa Holdings Corp	100	2,676
Centene Corp*	23	3,330
Cigna Corp	111	23,116
CVS Health Corp	15	1,181
Fresenius Medical Care AG & Co KGaA	36	3,702
Fresenius SE & Co KGaA	201	14,756
Henry Schein Inc*	74	6,292
Laboratory Corp of America Holdings*	19	3,300
Medipal Holdings Corp	100	2,087
Quest Diagnostics Inc	365	39,387
Ramsay Health Care Ltd	99	3,930
Sonic Healthcare Ltd	392	7,057
UnitedHealth Group Inc	3	798
Universal Health Services Inc	141	18,025
		129,637
Health Care Technology – 0%
Cerner Corp*	124	7,987
Hotels, Restaurants & Leisure – 0.4%
Accor SA	262	13,450
Carnival PLC	29	1,800
Chipotle Mexican Grill Inc*	15	6,818

Shares or Principal Amounts		Value
Common Stocks – (continued)
Hotels, Restaurants & Leisure – (continued)
Crown Resorts Ltd	589	$5,827
Darden Restaurants Inc	35	3,892
Domino's Pizza Enterprises Ltd	15	577
Flight Centre Travel Group Ltd	71	2,728
McDonald's Corp	272	45,503
Merlin Entertainments PLC	3,541	18,477
MGM China Holdings Ltd	1,200	1,901
MGM Resorts International	1,671	46,638
Norwegian Cruise Line Holdings Ltd*	227	13,037
Restaurant Brands International Inc	181	10,718
Sands China Ltd	800	3,623
Starbucks Corp	843	47,916
Tabcorp Holdings Ltd	2,778	9,777
Whitbread PLC	454	27,908
Wynn Resorts Ltd	96	12,198
		272,788
Household Durables – 0.1%
Electrolux AB	19	419
Husqvarna AB	269	2,292
Leggett & Platt Inc	1,212	53,073
Lennar Corp	73	3,408
Mohawk Industries Inc*	40	7,014
Newell Brands Inc	450	9,135
Sekisui Chemical Co Ltd	100	1,845
Sekisui House Ltd	200	3,050
Whirlpool Corp	201	23,869
		104,105
Household Products – 0.3%
Church & Dwight Co Inc	214	12,705
Clorox Co	212	31,887
Colgate-Palmolive Co	1,418	94,935
Henkel AG & Co KGaA	15	1,592
Kimberly-Clark Corp	436	49,547
Lion Corp	200	4,444
Procter & Gamble Co	181	15,065
Reckitt Benckiser Group PLC	122	11,155
		221,330
Independent Power and Renewable Electricity Producers – 0%
AES Corp/VA	297	4,158
Uniper SE	151	4,647
		8,805
Industrial Conglomerates – 0%
CK Hutchison Holdings Ltd	500	5,761
General Electric Co	1,892	21,361
Keppel Corp Ltd	200	1,019
Sembcorp Industries Ltd	700	1,583
Smiths Group PLC	409	7,971
		37,695
Information Technology Services – 0.4%
Amadeus IT Group SA	205	19,044
Atos SE	204	24,274
CGI Group Inc*	222	14,315
Computershare Ltd	401	5,782
Fiserv Inc*	735	60,549
Gartner Inc*	392	62,132
International Business Machines Corp	467	70,615
NTT Data Corp	100	1,385
Paychex Inc	75	5,524
PayPal Holdings Inc*	253	22,224
Visa Inc	9	1,351
Western Union Co	2,344	44,677
Wirecard AG	15	3,251
		335,123
Insurance – 0.5%
Aegon NV	184	1,194
Ageas	108	5,806
AIA Group Ltd	1,000	8,930
Allstate Corp	685	67,609
American International Group Inc	158	8,412
Aon PLC	120	18,454
Arthur J Gallagher & Co	222	16,526
Assurant Inc	178	19,215
Aviva PLC	177	1,129

Shares or Principal Amounts		Value
Common Stocks – (continued)
Insurance – (continued)
Baloise Holding AG	42	$6,409
Brighthouse Financial Inc*	63	2,787
Cincinnati Financial Corp	92	7,067
CNP Assurances	52	1,253
Direct Line Insurance Group PLC	544	2,296
Gjensidige Forsikring ASA	160	2,698
Great-West Lifeco Inc	1,498	36,351
Hartford Financial Services Group Inc	163	8,143
Insurance Australia Group Ltd	930	4,920
Intact Financial Corp	69	5,738
Japan Post Holdings Co Ltd	200	2,380
Loews Corp	369	18,535
Mapfre SA	8,059	25,279
Marsh & McLennan Cos Inc	279	23,079
Medibank Pvt Ltd	1,145	2,408
Poste Italiane SpA (144A)	1,262	10,083
Power Financial Corp	810	18,558
QBE Insurance Group Ltd	1,446	11,621
RSA Insurance Group PLC	420	3,147
SCOR SE	259	12,027
Sony Financial Holdings Inc	400	8,817
Suncorp Group Ltd	1,268	13,251
Torchmark Corp	147	12,743
Willis Towers Watson PLC	57	8,034
		394,899
Internet & Direct Marketing Retail – 0.1%
Amazon.com Inc*	13	26,039
Booking Holdings Inc*	3	5,952
Expedia Group Inc	27	3,523
Netflix Inc*	54	20,203
Rakuten Inc	100	767
TripAdvisor Inc*	184	9,397
		65,881
Internet Software & Services – 0.1%
Akamai Technologies Inc*	238	17,410
DeNA Co Ltd	100	1,767
eBay Inc*	899	29,685
Facebook Inc*	75	12,335
REA Group Ltd	8	497
Shopify Inc*	12	1,973
Twitter Inc*	267	7,599
United Internet AG	90	4,258
Yahoo Japan Corp	1,100	3,960
		79,484
Leisure Products – 0.1%
Hasbro Inc	308	32,377
Mattel Inc*	825	12,953
Sankyo Co Ltd	100	3,913
		49,243
Life Sciences Tools & Services – 0.1%
IQVIA Holdings Inc*	57	7,395
Lonza Group AG*	44	15,025
Mettler-Toledo International Inc*	44	26,795
PerkinElmer Inc	82	7,976
Waters Corp*	60	11,681
		68,872
Machinery – 0.1%
Alstom SA	39	1,743
Amada Holdings Co Ltd	100	1,068
ANDRITZ AG	170	9,917
Caterpillar Inc	26	3,965
CNH Industrial NV	89	1,069
Cummins Inc	76	11,101
Deere & Co	54	8,118
Fortive Corp	188	15,830
Hino Motors Ltd	200	2,190
Ingersoll-Rand PLC	51	5,217
JTEKT Corp	200	2,928
KION Group AG	23	1,414
Kone OYJ	32	1,710
Metso OYJ	126	4,467
PACCAR Inc	18	1,227
Snap-on Inc	17	3,121

Shares or Principal Amounts		Value
Common Stocks – (continued)
Machinery – (continued)
Stanley Black & Decker Inc	15	$2,197
Volvo AB	25	442
Wartsila OYJ Abp	78	1,520
Xylem Inc/NY	19	1,518
		80,762
Media – 0.4%
Axel Springer SE	112	7,535
CBS Corp	372	21,371
Charter Communications Inc*	149	48,556
Comcast Corp	479	16,961
Eutelsat Communications SA	18	425
Hakuhodo DY Holdings Inc	100	1,754
Interpublic Group of Cos Inc	961	21,978
ITV PLC	5,792	11,915
News Corp	810	10,684
Omnicom Group Inc	973	66,183
Pearson PLC	924	10,717
RTL Group SA	43	3,068
Shaw Communications Inc	1,858	36,211
Singapore Press Holdings Ltd	400	840
Telenet Group Holding NV*	69	3,798
Viacom Inc	201	6,786
Vivendi SA	531	13,666
Walt Disney Co	488	57,067
WPP PLC	76	1,114
		340,629
Metals & Mining – 0.2%
Agnico Eagle Mines Ltd	189	6,457
Alumina Ltd	5,039	10,087
Anglo American PLC	88	1,976
Antofagasta PLC	695	7,744
ArcelorMittal	86	2,676
Barrick Gold Corp	296	3,275
BHP Billiton Ltd	285	7,133
BHP Billiton PLC	169	3,681
BlueScope Steel Ltd	244	2,994
Boliden AB	275	7,674
Fortescue Metals Group Ltd	311	881
Franco-Nevada Corp	278	17,392
Freeport-McMoRan Inc	479	6,668
Glencore PLC*	941	4,068
Goldcorp Inc	832	8,478
Hitachi Metals Ltd	300	3,716
Newcrest Mining Ltd	476	6,677
Newmont Mining Corp	567	17,123
Norsk Hydro ASA	137	823
Nucor Corp	84	5,330
Randgold Resources Ltd	138	9,801
Rio Tinto Ltd	152	8,652
Rio Tinto PLC	7	354
Teck Resources Ltd	149	3,591
thyssenkrupp AG	349	8,808
		156,059
Multiline Retail – 0.2%
Canadian Tire Corp Ltd	28	3,281
Dollar Tree Inc*	208	16,962
Dollarama Inc	7	221
Harvey Norman Holdings Ltd	1,517	3,859
J Front Retailing Co Ltd	100	1,552
Macy's Inc	68	2,362
Marks & Spencer Group PLC	3,624	13,639
Next PLC	101	7,231
Target Corp	866	76,390
		125,497
Multi-Utilities – 0.1%
AGL Energy Ltd	128	1,804
Ameren Corp	9	569
Centrica PLC	2,061	4,160
CMS Energy Corp	63	3,087
Consolidated Edison Inc	28	2,133
Dominion Energy Inc	166	11,666
DTE Energy Co	30	3,274
E.ON SE	204	2,079

Shares or Principal Amounts		Value
Common Stocks – (continued)
Multi-Utilities – (continued)
NiSource Inc	50	$1,246
Public Service Enterprise Group Inc	54	2,851
RWE AG	120	2,960
Suez	409	5,812
Veolia Environnement SA	238	4,750
WEC Energy Group Inc	47	3,138
		49,529
Oil, Gas & Consumable Fuels – 0.7%
Anadarko Petroleum Corp	204	13,752
Apache Corp	346	16,494
ARC Resources Ltd	610	6,801
BP PLC	535	4,109
Cabot Oil & Gas Corp	2,463	55,467
Caltex Australia Ltd	407	8,795
Canadian Natural Resources Ltd	65	2,124
Cenovus Energy Inc	234	2,350
Chevron Corp	161	19,687
Cimarex Energy Co	152	14,127
Concho Resources Inc*	83	12,678
ConocoPhillips	140	10,836
Crescent Point Energy Corp	421	2,680
Devon Energy Corp	228	9,106
Enagas SA	7	189
Enbridge Inc	26	839
Encana Corp	93	1,219
Eni SpA	124	2,344
EQT Corp	472	20,877
Equinor ASA	563	15,881
Exxon Mobil Corp	117	9,947
Hess Corp	127	9,091
HollyFrontier Corp	27	1,887
Husky Energy Inc	165	2,898
Idemitsu Kosan Co Ltd	100	5,290
Imperial Oil Ltd	114	3,690
Inter Pipeline Ltd	46	798
Kinder Morgan Inc/DE	1,656	29,361
Koninklijke Vopak NV	14	690
Lundin Petroleum AB	163	6,242
Marathon Oil Corp	373	8,683
Marathon Petroleum Corp	210	16,794
Neste Oyj	89	7,356
Newfield Exploration Co*	60	1,730
Noble Energy Inc	239	7,454
Occidental Petroleum Corp	292	23,994
Oil Search Ltd	948	6,187
OMV AG	108	6,067
ONEOK Inc	214	14,507
Origin Energy Ltd*	743	4,435
Pembina Pipeline Corp	240	8,156
Phillips 66	119	13,414
Pioneer Natural Resources Co	95	16,548
Repsol SA	75	1,495
Santos Ltd	892	4,680
Snam SpA	2,215	9,229
Suncor Energy Inc	36	1,393
TOTAL SA	41	2,658
TransCanada Corp	415	16,793
Valero Energy Corp	222	25,253
Williams Cos Inc	1,024	27,843
Woodside Petroleum Ltd	286	7,974
		522,892
Paper & Forest Products – 0%
Mondi PLC	83	2,276
Stora Enso OYJ	774	14,803
UPM-Kymmene OYJ	238	9,339
		26,418
Personal Products – 0%
Beiersdorf AG	41	4,625
Coty Inc	86	1,080
Pola Orbis Holdings Inc	100	3,653
Unilever NV	79	4,399
		13,757

Shares or Principal Amounts		Value
Common Stocks – (continued)
Pharmaceuticals – 0.3%
Astellas Pharma Inc	100	$1,745
AstraZeneca PLC	468	36,368
Aurora Cannabis Inc*	250	2,402
Bristol-Myers Squibb Co	351	21,790
Eli Lilly & Co	42	4,507
Johnson & Johnson	166	22,936
Kyowa Hakko Kirin Co Ltd	100	1,874
Merck KGaA	244	25,210
Mitsubishi Tanabe Pharma Corp	100	1,673
Novartis AG	32	2,753
Roche Holding AG	148	35,869
Sanofi	218	19,376
Santen Pharmaceutical Co Ltd	100	1,585
Sumitomo Dainippon Pharma Co Ltd	100	2,297
UCB SA	55	4,942
Vifor Pharma AG	26	4,510
Zoetis Inc	115	10,529
		200,366
Professional Services – 0.1%
Bureau Veritas SA	83	2,142
Equifax Inc	71	9,270
Experian PLC	218	5,598
IHS Markit Ltd*	155	8,364
Nielsen Holdings PLC	126	3,485
RELX PLC	104	2,190
Robert Half International Inc	15	1,056
SEEK Ltd	148	2,220
Verisk Analytics Inc*	135	16,274
Wolters Kluwer NV	63	3,926
		54,525
Real Estate Management & Development – 0.1%
CapitaLand Ltd	300	740
CBRE Group Inc*	31	1,367
CK Asset Holdings Ltd	2,500	18,763
Deutsche Wohnen SE	20	959
Hang Lung Group Ltd	1,000	2,657
Henderson Land Development Co Ltd	1,000	5,027
Hongkong Land Holdings Ltd	800	5,296
Hulic Co Ltd	100	982
New World Development Co Ltd	2,000	2,729
Nomura Real Estate Holdings Inc	100	2,019
Swire Pacific Ltd	500	5,477
Tokyo Tatemono Co Ltd	200	2,440
Tokyu Fudosan Holdings Corp	400	2,789
Vonovia SE	7	342
Wharf Holdings Ltd	2,000	5,442
		57,029
Road & Rail – 0%
Aurizon Holdings Ltd	1,582	4,699
JB Hunt Transport Services Inc	53	6,304
Keikyu Corp	100	1,823
MTR Corp Ltd	2,500	13,158
Tokyu Corp	100	1,829
Union Pacific Corp	18	2,931
		30,744
Semiconductor & Semiconductor Equipment – 0.2%
Advanced Micro Devices Inc*	276	8,526
Applied Materials Inc	473	18,281
ASM Pacific Technology Ltd	100	1,018
ASML Holding NV	4	747
Broadcom Inc	61	15,051
Infineon Technologies AG	615	13,972
Micron Technology Inc*	344	15,559
NXP Semiconductors NV	68	5,814
QUALCOMM Inc	210	15,126
STMicroelectronics NV	253	4,602
Xilinx Inc	269	21,566
		120,262
Software – 0.4%
Activision Blizzard Inc	196	16,305
ANSYS Inc*	230	42,936
BlackBerry Ltd*	968	10,958
Cadence Design Systems Inc*	515	23,340

Shares or Principal Amounts		Value
Common Stocks – (continued)
Software – (continued)
Citrix Systems Inc*	393	$43,686
Dassault Systemes SE	11	1,644
Electronic Arts Inc*	34	4,097
Microsoft Corp	95	10,865
Open Text Corp	294	11,189
Oracle Corp	703	36,247
Red Hat Inc*	28	3,816
Sage Group PLC	2,260	17,271
salesforce.com Inc*	9	1,431
SAP SE	47	5,784
Symantec Corp	2,667	56,754
Synopsys Inc*	389	38,359
Take-Two Interactive Software Inc*	29	4,002
Temenos AG*	31	5,031
Ubisoft Entertainment SA*	84	9,110
		342,825
Specialty Retail – 0.2%
Advance Auto Parts Inc	104	17,506
AutoZone Inc*	29	22,495
Best Buy Co Inc	19	1,508
CarMax Inc*	79	5,899
Foot Locker Inc	43	2,192
Gap Inc	192	5,539
Hennes & Mauritz AB	235	4,345
Kingfisher PLC	2,167	7,286
L Brands Inc	243	7,363
Lowe's Cos Inc	311	35,709
O'Reilly Automotive Inc*	20	6,946
Tractor Supply Co	165	14,995
USS Co Ltd	100	1,857
Yamada Denki Co Ltd	200	1,012
		134,652
Technology Hardware, Storage & Peripherals – 0.1%
Apple Inc	61	13,770
Canon Inc	300	9,533
NEC Corp	300	8,292
NetApp Inc	156	13,399
Xerox Corp	775	20,910
		65,904
Textiles, Apparel & Luxury Goods – 0.2%
adidas AG	49	11,997
Hanesbrands Inc	2,042	37,634
Hermes International	11	7,287
Hugo Boss AG	19	1,463
Kering SA	5	2,680
Li & Fung Ltd	14,000	3,130
Moncler SpA	77	3,316
NIKE Inc	78	6,608
Puma SE	7	3,454
PVH Corp	36	5,198
Ralph Lauren Corp	61	8,391
Tapestry Inc	508	25,537
Under Armour Inc - Class A*	197	4,180
		120,875
Tobacco – 0.1%
Altria Group Inc	312	18,817
Imperial Brands PLC	292	10,164
Philip Morris International Inc	313	25,522
Swedish Match AB	41	2,100
		56,603
Trading Companies & Distributors – 0%
Bunzl PLC	185	5,818
Ferguson PLC	37	3,141
Rexel SA	226	3,394
Toyota Tsusho Corp	100	3,776
Travis Perkins PLC	428	5,943
WW Grainger Inc	6	2,144
		24,216
Transportation Infrastructure – 0%
Aena SME SA	31	5,380
Sydney Airport	1,022	5,089
Transurban Group	197	1,597
		12,066

Shares or Principal Amounts		Value
Common Stocks – (continued)
Water Utilities – 0%
American Water Works Co Inc	14	$1,232
Severn Trent PLC	201	4,843
United Utilities Group PLC	617	5,661
		11,736
Wireless Telecommunication Services – 0.1%
KDDI Corp	100	2,763
Millicom International Cellular SA (SDR)	117	6,723
NTT DOCOMO Inc	800	21,514
Rogers Communications Inc	257	13,219
Tele2 AB	60	723
Vodafone Group PLC	8,452	18,119
		63,061
Total Common Stocks (cost $7,212,308)		7,461,968
Preferred Stocks – 0.1%
Auto Components – 0%
Schaeffler AG	111	1,419
Automobiles – 0.1%
Porsche Automobil Holding SE	262	17,641
Volkswagen AG	100	17,599
		35,240
Total Preferred Stocks (cost $36,730)		36,659
Rights – 0%
Transportation Infrastructure – 0%
Transurban Group* (cost $0)	127	18
Investment Companies – 94.9%
Exchange-Traded Funds (ETFs) – 88.8%
Invesco QQQ Trust Series 1	17,466	3,245,008
iShares 20+ Year Treasury Bond	16,811	1,971,426
iShares 7-10 Year Treasury Bond	23,259	2,353,113
iShares Agency Bond	23,805	2,635,452
iShares Currency Hedged MSCI Japan	73,787	2,527,205
iShares iBoxx $ High Yield Corporate Bond#	10,502	907,793
iShares iBoxx $ Investment Grade Corporate Bond	18,045	2,073,912
iShares MSCI Canada	13,843	398,402
iShares MSCI Europe Financials	8,404	170,433
iShares MSCI Hong Kong	10,527	251,806
iShares MSCI Japan	24,539	1,477,984
iShares MSCI Spain Index Fund#	11,312	334,948
Vanguard Consumer Staples#	5,202	728,904
Vanguard Financials#	39,847	2,764,186
Vanguard FTSE All World ex-US Small-Cap	24,006	2,692,513
Vanguard FTSE All-World ex-US	98,853	5,145,299
Vanguard FTSE Emerging Markets	91,762	3,762,242
Vanguard FTSE Europe	42,412	2,384,403
Vanguard FTSE Pacific	32,192	2,288,851
Vanguard Growth	8,151	1,312,637
Vanguard High Dividend Yield	12,960	1,128,686
Vanguard Industrials#	18,881	2,789,101
Vanguard Information Technology	10,333	2,093,052
Vanguard International High Dividend Yield	19,574	1,229,639
Vanguard Materials	3,347	438,825
Vanguard Mid-Cap	18,380	3,017,812
Vanguard Mortgage-Backed Securities#	50,588	2,579,988
Vanguard S&P 500	13,279	3,546,157
Vanguard Small-Cap	9,789	1,591,496
Vanguard Small-Cap Value	5,053	704,186
Vanguard Total International Bond#	127,781	6,969,161
Vanguard Value	25,041	2,771,538
		68,286,158
Investments Purchased with Cash Collateral from Securities Lending – 6.1%
Janus Henderson Cash Collateral Fund LLC, 1.9772%ºº,£	4,671,113	4,671,113
Total Investment Companies (cost $71,105,843)		72,957,271
U.S. Government Agency Notes – 0.9%
Federal Home Loan Bank Discount Notes:
0%, 10/1/18◊ (cost $699,892)	$700,000	700,000
Total Investments (total cost $79,054,773) – 105.6%		81,155,916
Liabilities, net of Cash, Receivables and Other Assets – (5.6)%		(4,292,907)
Net Assets – 100%		$76,863,009

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$73,901,742	91.1%
Japan	4,368,496	5.4
Canada	782,664	1.0
United Kingdom	409,528	0.5
Australia	371,635	0.5
Germany	253,484	0.3
France	239,258	0.3
Hong Kong	175,705	0.2
Switzerland	149,128	0.2
Spain	117,378	0.1
Finland	90,072	0.1
Netherlands	75,168	0.1
Sweden	60,533	0.1
Italy	51,682	0.1
Norway	32,340	0.0
Belgium	30,416	0.0
Singapore	21,394	0.0
Austria	17,770	0.0
New Zealand	7,523	0.0

Total	$81,155,916	100.0%

Schedules of Affiliated Investments – (% of Net Assets)

	Dividend Income	Realized Gain/(Loss)	Change in Unrealized Appreciation/ Depreciation	Value at 9/30/18
Investment Companies - 6.1%
Investments Purchased with Cash Collateral from Securities Lending - 6.1%
Janus Henderson Cash Collateral Fund LLC, 1.9772%ºº	$32,975∆	$-	$-	$4,671,113

	Share Balance at 6/30/18	Purchases	Sales	Share Balance at 9/30/18
Investment Companies - 6.1%
Investments Purchased with Cash Collateral from Securities Lending - 6.1%
Janus Henderson Cash Collateral Fund LLC, 1.9772%ºº	8,252,929	56,075,984	(59,657,800)	4,671,113

Schedule of Forward Foreign Currency Exchange Contracts, Open

Counterparty/ Foreign Currency	Settlement Date	Foreign Currency Amount (Sold)/ Purchased	USD Currency Amount (Sold)/ Purchased	Market Value and Unrealized Appreciation/ (Depreciation)
Bank of America:
British Pound	11/14/18	(926,500)	$1,218,755	$8,830
Canadian Dollar	11/14/18	(1,047,500)	803,464	(8,422)
Euro	11/14/18	(2,535,117)	2,973,008	19,083

				19,491
HSBC Securities (USA), Inc.:
Australian Dollar	11/14/18	(859,000)	620,513	(477)

Counterparty/ Foreign Currency	Settlement Date	Foreign Currency Amount (Sold)/ Purchased	USD Currency Amount (Sold)/ Purchased	Market Value and Unrealized Appreciation/ (Depreciation)
Japanese Yen	11/14/18	(321,000,000)	$2,843,060	7,580
Korean Won	11/14/18	(384,600,000)	345,761	(1,625)
Swedish Krona	11/14/18	(1,835,000)	208,772	1,418
Swiss Franc	11/14/18	(271,000)	278,923	1,483
Taiwan Dollar	11/14/18	(8,444,000)	277,654	192

				8,571
Total				$28,062

Schedule of Futures

Description	Number of Contracts	Expiration Date	Value and Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin Asset/(Liability)
Futures Purchased:
CBOE Volatility Index	27	10/17/18	$377,325	$(8,025)	$(2,800)
Futures Sold:
CBOE Volatility Index	25	11/21/18	(374,375)	2,375	-
Total				$(5,650)	$(2,800)

Average Ending Monthly Market Value of Derivative Instruments During the Period Ended September 30, 2018

Market Value(a)
Forward foreign currency exchange contracts, sold	$ 9,586,311
Futures contracts, purchased	431,394
Futures contracts, sold	298,456

(a) Forward foreign currency exchange contracts are reported as the average ending monthly currency amount sold.

Notes to Schedule of Investments (unaudited)

CDI	Clearing House Electronic Subregister System Depositary Interest
LLC	Limited Liability Company
PLC	Public Limited Company
SDR	Swedish Depositary Receipt

144A

Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Unless otherwise noted, these securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 144A securities as of the period ended September 30, 2018 is $10,083, which represents 0.0% of net assets.

*	Non-income producing security.

ºº	Rate shown is the 7-day yield as of September 30, 2018.

#	Loaned security; a portion of the security is on loan at September 30, 2018.

◊	Zero coupon bond.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

∆	Net of income paid to the securities lending agent and rebates paid to the borrowing counterparties.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of September 30, 2018.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs

Assets
Investments in Securities:
Common Stocks	$7,461,968	$-	$-
Preferred Stocks	-	36,659	-
Rights	-	18	-
Investment Companies	68,286,158	4,671,113	-
U.S. Government Agency Notes	-	700,000	-
Total Investments in Securities	$75,748,126	$5,407,790	$-
Other Financial Instruments(a):
Forward Foreign Currency Exchange Contracts	-	38,586	-
Variation Margin Receivable	-	-	-
Total Assets	$75,748,126	$5,446,376	$-
Liabilities
Other Financial Instruments(a):
Forward Foreign Currency Exchange Contracts	$-	$10,524	$-
Variation Margin Payable	2,800	-	-
Total Liabilities	$2,800	$10,524	$-

(a)

Other financial instruments include forward foreign currency exchange, futures, written options, written swaptions, and swap contracts. Forward foreign currency exchange contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract's value from trade date. Futures, certain written options on futures, and centrally cleared swap contracts are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. Written options, written swaptions, and other swap contracts are reported at their market value at measurement date.

Organization and Significant Accounting Policies

Janus Henderson Adaptive Global Allocation Fund (the “Fund”) is a series of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 48 funds, each of which offers multiple share classes, with differing investment objectives and policies. The Fund seeks total return through growth of capital and income. The Fund is classified as nondiversified, as defined in the 1940 Act.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of September 30, 2018 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments.

The Fund recognizes transfers between the levels as of the beginning of the fiscal year. The following describes the amounts of transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the period.

Financial assets of $3,099,109 were transferred out of Level 2 to Level 1 since certain foreign equity prices were applied a fair valuation adjustment factor at the end of the prior fiscal year and no factor was applied at the end of the current period.

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Derivative Instruments

The Fund may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Fund may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on future contracts, options on foreign currencies, options on recovery locks, options on security and commodity indices, swaps, forward contracts, structured investments, and other equity-linked derivatives. Each derivative instrument that was held by the Fund during the period ended September 30, 2018 is discussed in further detail below.

The Fund may use derivative instruments for hedging purposes (to offset risks associated with an investment, currency exposure, or market conditions), to adjust currency exposure relative to a benchmark index, or for speculative purposes (to earn income and seek to enhance returns). When the Fund invests in a derivative for speculative purposes, the Fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The Fund may not use any derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly. The Fund’s ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks.

In pursuit of its investment objective, the Fund may seek to use derivatives to increase or decrease exposure to the following market risk factors:

• Commodity Risk – the risk related to the change in value of commodities or commodity-linked investments due to changes in the overall market movements, volatility of the underlying benchmark, changes in interest rates, or other factors affecting a particular industry or commodity such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political, and regulatory developments.

• Counterparty Risk – the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Fund.

• Credit Risk – the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

• Currency Risk – the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

• Equity Risk – the risk related to the change in value of equity securities as they relate to increases or decreases in the general market.

• Index Risk – if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

• Interest Rate Risk – the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause the Fund’s NAV to likewise decrease.

• Leverage Risk – the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. The Fund creates leverage by investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies, such as short sales, that involve leverage can result in losses that greatly exceed the amount originally invested.

• Liquidity Risk – the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk.

In an effort to mitigate credit risk associated with derivatives traded OTC, the Fund may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Fund may require the counterparty to post collateral if the Fund has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. Additionally, the Fund may deposit cash and/or treasuries as collateral with the counterparty and/or custodian daily (based on the daily valuation of the financial asset) if the Fund has a net aggregate unrealized loss on OTC derivative contracts with a particular counterparty. All liquid securities and restricted cash are considered to cover in an amount at all times equal to or greater than the Fund’s commitment with respect to certain exchange-traded derivatives, centrally cleared derivatives, forward foreign currency exchange contracts, short sales, and/or securities with extended settlement dates. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on Janus Capital Management LLC's (“Janus Capital”) ability to establish and maintain appropriate systems and trading.

Forward Foreign Currency Exchange Contracts

A forward foreign currency exchange contract (“forward currency contract”) is an obligation to buy or sell a specified currency at a future date at a negotiated rate (which may be U.S. dollars or a foreign currency). The Fund may enter into forward currency contracts for hedging purposes, including, but not limited to, reducing exposure to changes in foreign currency exchange rates on foreign portfolio holdings and locking in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. The Fund may also invest in forward currency contracts for non-hedging purposes such as seeking to enhance returns. The Fund is subject to currency risk and counterparty risk in the normal course of pursuing its investment objective through its investments in forward currency contracts.

Forward currency contracts are valued by converting the foreign value to U.S. dollars by using the current spot U.S. dollar exchange rate and/or forward rate for that currency. Exchange and forward rates as of the close of the NYSE shall be used to value the forward currency contracts.

During the period, the Fund entered into forward currency contracts with the obligation to sell foreign currencies in the future at an agreed upon rate in order to take a negative outlook on the related currency. These forward contracts seek to increase exposure to currency risk.

During the period, the Fund entered into forward currency contracts with the obligation to sell foreign currencies in the future at an agreed upon rate in order to decrease exposure to currency risk associated with foreign currency denominated securities held by the Fund.

Futures Contracts

A futures contract is an exchange-traded agreement to take or make delivery of an underlying asset at a specific time in the future for a specific predetermined negotiated price. The Fund may enter into futures contracts to gain exposure to the stock market or other markets pending investment of cash balances or to meet liquidity needs. The Fund is subject to interest rate risk, equity risk, and currency risk in the normal course of pursuing its investment objective through its investments in futures contracts. The Fund may also use such derivative instruments to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts may involve risks such as the possibility of illiquid markets or imperfect correlation between the values of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Futures contracts on commodities are valued at the settlement price on valuation date on the commodities exchange as reported by an approved vendor. Mini contracts, as defined in the description of the contract, shall be valued using the Actual Settlement Price or “ASET” price type as reported by an approved vendor. In the event that foreign futures trade when the foreign equity markets are closed, the last foreign futures trade price shall be used.

Securities held by the Fund that are designated as collateral for market value on futures contracts are noted on the Schedule of Investments (if applicable). Such collateral is in the possession of the Fund’s futures commission merchant.

With futures, there is minimal counterparty credit risk to the Fund since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

During the period, the Fund purchased futures on equity indices to increase exposure to equity risk.

During the period, the Fund sold futures on equity indices to decrease exposure to equity risk.

Additional Investment Risk

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective.

Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) of 2010 provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt of countries such as Greece, Italy, Spain, Portugal, and Ireland. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more "bailouts" from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (known as “Brexit”). There is considerable uncertainty about how Brexit will be conducted, how negotiations of necessary treaties and trade agreements will proceed, or how financial markets will react. In addition, one or more other countries may also abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Exchange-Traded Funds

The Fund may invest in exchange-traded funds (“ETFs”) to gain exposure to a particular portion of the market. ETFs are typically open-end investment companies, which may seek to track the performance of a specific index or be actively managed. ETFs are traded on a national securities exchange at market prices that may vary from the net asset value of their underlying investments. Accordingly, there may be times when an ETF trades at a premium or discount. When the Fund invests in an ETF, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the ETF's expenses. As a result, the cost of investing in the Fund may be higher than the cost of investing directly in ETFs and may be higher than other mutual funds that invest directly in stocks and bonds. ETFs also involve the risk that an active trading market for an ETF's shares may not develop or be maintained. Similarly, because the value of ETF shares depends on the demand in the market, the Fund may not be able to purchase or sell an ETF at the most optimal time, which could adversely affect the Fund’s performance. In addition, ETFs that track particular indices may be unable to match the performance of such underlying indices due to the temporary unavailability of certain index securities in the secondary market or other factors, such as discrepancies with respect to the weighting of securities. Because the Fund may invest in a broad range of ETFs, such risks may include, but are not limited to, leverage risk, foreign exposure risk, interest rate risk, emerging markets risk, and commodity-linked investments risk. The Fund is also subject to substantially the same risks as those associated with direct exposure to the securities held by the ETF.

Real Estate Investing

The Fund may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Sovereign Debt

The Fund may invest in U.S. and non-U.S. government debt securities (“sovereign debt”). Some investments in sovereign debt, such as U.S. sovereign debt, are considered low risk. However, investments in sovereign debt, especially the debt of less developed countries, can involve a high degree of risk, including the risk that the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or to pay the interest on its sovereign debt in a timely manner. A sovereign debtor’s willingness or ability to satisfy its debt obligation may be affected by various factors including, but not limited to, its cash flow situation, the extent of its foreign currency reserves, the availability of foreign exchange when a payment is due, the relative size of its debt position in relation to its economy as a whole, the sovereign debtor’s policy toward international lenders, and local political constraints to which the governmental entity may be subject. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies, and other entities. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance, or repay principal or interest when due may result in the cancellation of third party commitments to lend funds to the sovereign debtor, which may further impair such debtor’s ability or willingness to timely service its debts. The Fund may be requested to participate in the rescheduling of such sovereign debt and to extend further loans to governmental entities, which may adversely affect the Fund’s holdings. In the event of default, there may be limited or no legal remedies for collecting sovereign debt and there may be no bankruptcy proceedings through which the Fund may collect all or part of the sovereign debt that a governmental entity has not repaid. In addition, to the extent the Fund invests in non-U.S. sovereign debt, it may be subject to currency risk.

Securities Lending

Under procedures adopted by the Trustees, the Fund may seek to earn additional income by lending securities to certain qualified broker-dealers and institutions. Deutsche Bank AG acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodian functions in accordance with the Agency Securities Lending and Repurchase Agreement. The Fund may lend portfolio securities in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, Janus Capital makes efforts to balance the benefits and risks from granting such loans. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund.

Upon receipt of cash collateral, Janus Capital may invest it in affiliated or non-affiliated cash management vehicles, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder. Janus Capital currently intends to invest the cash collateral in a cash management vehicle for which Janus Capital serves as investment adviser, Janus Henderson Cash Collateral Fund LLC. An investment in Janus Henderson Cash Collateral Fund LLC is generally subject to the same risks that shareholders experience when investing in similarly structured vehicles, such as the potential for significant fluctuations in assets as a result of the purchase and redemption activity of the securities lending program, a decline in the value of the collateral, and possible liquidity issues. Such risks may delay the return of the cash collateral and cause the Fund to violate its agreement to return the cash collateral to a borrower in a timely manner. As adviser to the Fund and Janus Henderson Cash Collateral Fund LLC, Janus Capital has an inherent conflict of interest as a result of its fiduciary duties to both the Fund and Janus Henderson Cash Collateral Fund LLC. Additionally, Janus Capital receives an investment advisory fee of 0.05% for managing Janus Henderson Cash Collateral Fund LLC, but it may not receive a fee for managing certain other affiliated cash management vehicles in which the Fund may invest, and therefore may have an incentive to allocate preferred investment opportunities to investment vehicles for which it is receiving a fee.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

The cash collateral invested by Janus Capital is disclosed in the Schedule of Investments (if applicable).

Transactions with Affiliates

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the period ended September 30, 2018 can be found in the “Schedules of Affiliated Investments” located in the Schedule of Investments.

Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to September 30, 2018 and through the date of the Fund's filing and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s filing.

Janus Henderson All Asset Fund

Schedule of Investments (unaudited)

September 30, 2018

Shares or Principal Amounts		Value
Inflation-Indexed Bonds – 5.3%
United States Treasury Inflation Indexed Bonds, 0.1250%, 4/15/21ÇÇ (cost $2,356,100)	$2,402,481	$2,353,451
Preferred Stocks – 1.0%
Equity Funds – 1.0%
US Cities Fund LP USD*,¢ (cost $397,498)	803	433,275
Investment Companies – 92.6%
Alternative Funds – 7.8%
AQR Equity Market Neutral Fund	162,124	1,780,124
AQR Managed Futures Strategy Fund*	190,973	1,707,299
		3,487,423
Equity Funds – 8.4%
Janus Henderson Emerging Markets Fund - Class N Shares£	190,414	1,816,551
Janus Henderson Global Equity Income Fund - Class N Shares£	263,753	1,893,743
		3,710,294
Exchange-Traded Funds (ETFs) – 25.7%
Invesco International Dividend Achievers ETF	92,109	1,449,796
Invesco Senior Loan ETF	62,715	1,453,107
iShares Edge MSCI Min Vol EAFE	23,064	1,679,290
iShares Edge MSCI Min Vol Emerging Markets	26,389	1,564,868
iShares JP Morgan USD Emerging Markets Bond	15,126	1,630,734
PIMCO Enhanced Short Maturity Active Exchange-Traded Fund	19,098	1,940,739
SPDR S&P Regional Banking	27,933	1,659,779
		11,378,313
Fixed Income Funds – 10.6%
BlackRock Emerging Markets Flexible Dynamic Bond Portfolio	167,344	1,387,278
Janus Henderson Strategic Income Fund - Class N Shares£	146,493	1,357,989
T Rowe Price US High Yield Fund	200,150	1,965,469
		4,710,736
Money Markets – 40.1%
Fidelity Investments Money Market Treasury Portfolio, 1.9300%ºº	17,755,363	17,755,363
Total Investment Companies (cost $40,992,595)		41,042,129
Total Investments (total cost $43,746,193) – 98.9%		43,828,855
Cash, Receivables and Other Assets, net of Liabilities – 1.1%		471,943
Net Assets – 100%		$44,300,798

Schedules of Affiliated Investments – (% of Net Assets)

	Dividend Income(1)	Realized Gain/(Loss)(1)	Change in Unrealized Appreciation/ Depreciation(1)	Value at 9/30/18
Investment Companies - 11.4%
Equity Funds - 8.4%
Janus Henderson Emerging Markets Fund - Class N Shares	$-	$(4,987)	$(57,499)	$1,816,551
Janus Henderson Global Equity Income Fund - Class N Shares	29,240	-	(15,581)	1,893,743
Total Equity Funds	$29,240	$(4,987)	$(73,080)	$3,710,294
Fixed Income Funds - 3.0%
Janus Henderson Strategic Income Fund - Class N Shares	8,679	-	(7,317)	1,357,989
Total Affiliated Investments - 11.4%	$37,919	$(4,987)	$(80,397)	$5,068,283

(1) For securities that were affiliated for a portion of the period ended September 30, 2018, this column reflects amounts for the entire period ended September 30, 2018 and not just the period in which the security was affiliated.

	Share Balance at 6/30/18	Purchases	Sales	Share Balance at 9/30/18
Investment Companies - 11.4%
Equity Funds - 8.4%
Janus Henderson Emerging Markets Fund - Class N Shares	216,898	-	(26,484)	190,414
Janus Henderson Global Equity Income Fund - Class N Shares	259,680	4,073	-	263,753
Fixed Income Funds - 3.0%
Janus Henderson Strategic Income Fund - Class N Shares	145,561	932	-	146,493

Schedule of Forward Foreign Currency Exchange Contracts, Open

Counterparty/ Foreign Currency	Settlement Date	Foreign Currency Amount (Sold)/ Purchased	USD Currency Amount (Sold)/ Purchased	Market Value and Unrealized Appreciation/ (Depreciation)
BNP Paribas:
British Pound	10/24/18	2,170,494	$(2,843,994)	$(12,302)
Euro	10/24/18	1,682,077	(1,963,925)	(7,388)
Japanese Yen	10/24/18	292,837,405	(2,624,009)	(41,486)
Total				$(61,176)

Schedule of Futures

Description	Number of Contracts	Expiration Date	Value and Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin Asset/(Liability)
Futures Purchased:
10-Year US Treasury Note	37	12/19/18	$4,394,906	$(47,563)	$12,141
EURO STOXX 50	58	12/21/18	2,280,543	39,134	(11,958)
FTSE 100 Index	30	12/21/18	2,926,929	89,896	7,514
S&P 500 E-mini	22	12/21/18	3,210,900	8,415	(2,475)
Tokyo Price Index	18	12/13/18	2,879,842	247,774	17,564
Total				$337,656	$22,786

Average Ending Monthly Market Value of Derivative Instruments During the Period Ended September 30, 2018

Market Value(a)
Forward foreign currency exchange contracts, purchased	$ 7,378,017
Futures contracts, purchased	15,050,943

(a) Forward foreign currency exchange contracts are reported as the average ending monthly currency amount purchased.

Notes to Schedule of Investments (unaudited)

LP	Limited Partnership
SPDR	Standard & Poor's Depositary Receipt

*	Non-income producing security.

ÇÇ	Security is a U.S. Treasury Inflation-Protected Security (TIPS).

ºº	Rate shown is the 7-day yield as of September 30, 2018.

¢	Security is valued using significant unobservable inputs.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of September 30, 2018.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs

Assets
Investments in Securities:
Inflation-Indexed Bonds	$-	$2,353,451	$-
Preferred Stocks	-	-	433,275
Investment Companies
Alternative Funds	3,487,423	-	-
Equity Funds	3,710,294	-	-
Exchange-Traded Funds (ETFs)	11,378,313	-	-
Fixed Income Funds	4,710,736	-	-
Money Markets	17,755,363	-	-
Total Investments in Securities	$41,042,129	$2,353,451	$433,275
Other Financial Instruments(a):
Variation Margin Receivable	37,219	-	-
Total Assets	$41,079,348	$2,353,451	$433,275
Liabilities
Other Financial Instruments(a):
Forward Foreign Currency Exchange Contracts	-	61,176	-
Variation Margin Payable	14,433	-	-
Total Liabilities	$14,433	$61,176	$-

(a)

Other financial instruments include forward foreign currency exchange, futures, written options, written swaptions, and swap contracts. Forward foreign currency exchange contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract's value from trade date. Futures, certain written options on futures, and centrally cleared swap contracts are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. Written options, written swaptions, and other swap contracts are reported at their market value at measurement date.

Organization and Significant Accounting Policies

Janus Henderson All Asset Fund (the “Fund”) is a series of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Fund operates as a “fund of funds,” meaning substantially all of the Fund’s assets will be invested in other Janus funds (the “underlying funds”). The Trust offers 48 funds, each of which offers multiple share classes, with differing investment objectives and policies. The Fund seeks to provide total return by investing in a broad range of asset classes. The Fund is classified as diversified, as defined in the 1940 Act.

Underlying Funds

The Fund may seek exposure to both traditional asset classes (such as equity and fixed-income investments) and alternative asset classes (such as real estate, commodities, currencies, private equity, and absolute return strategies) by investing in other investment companies or investment pools, by investing directly in securities and other investments or through the use of derivatives. Such investment companies and investment pools might include, for example, other open-end or closed-end investment companies (including investment companies that concentrate their investments in one or more industries or economic or market sectors), exchange-traded funds (“ETFs”, which are open-end investment companies whose shares may be bought or sold by investors in transactions on major stock exchanges), unit investment trusts, and domestic or foreign private investment pools (including investment companies not registered under the 1940 Act, such as “hedge funds”) or indexes of investment pools. Additional details and descriptions of the investment objectives and strategies of each of the underlying funds are available in the underlying funds’ prospectuses. The Trustees of the underlying funds may change the investment objectives or strategies of the underlying funds at any time without prior notice to the Fund’s shareholders.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

The Fund’s net asset value (“NAV”) is calculated based upon the NAV of each of the underlying funds in which the Fund invests on the day of valuation. The NAV for each class of the underlying funds is computed by dividing the total value of securities and other assets allocated to the class, less liabilities allocated to that class, by the total number of shares outstanding for the class.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

The Fund classifies each of its investments in underlying funds as Level 1, without consideration as to the classification level of the specific investments held by the underlying funds. There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of September 30, 2018 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments.

The Fund did not hold a significant amount of Level 3 securities as of September 30, 2018.

The Fund recognizes transfers between the levels as of the beginning of the fiscal year. The following describes the amounts of transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the period.

Financial assets of $524,428 were transferred out of Level 2 to Level 3 since certain security’s prices were determined using significant unobservable inputs at the end of the current fiscal year and other significant observable inputs at the end of the prior fiscal year.

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Derivative Instruments

The Fund may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Fund may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on future contracts, options on foreign currencies, options on recovery locks, options on security and commodity indices, swaps, forward contracts, structured investments, and other equity-linked derivatives. Each derivative instrument that was held by the Fund during the period ended September 30, 2018 is discussed in further detail below. A summary of derivative activity by the Fund is reflected in the tables at the end of the Schedule of Investments.

The Fund may use derivative instruments for hedging purposes (to offset risks associated with an investment, currency exposure, or market conditions), to adjust currency exposure relative to a benchmark index, or for speculative purposes (to earn income and seek to enhance returns). When the Fund invests in a derivative for speculative purposes, the Fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The Fund may not use any derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly. The Fund’s ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks.

In pursuit of its investment objective, the Fund may seek to use derivatives to increase or decrease exposure to the following market risk factors:

• Commodity Risk – the risk related to the change in value of commodities or commodity-linked investments due to changes in the overall market movements, volatility of the underlying benchmark, changes in interest rates, or other factors affecting a particular industry or commodity such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political, and regulatory developments.

• Counterparty Risk – the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Fund.

• Credit Risk – the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

• Currency Risk – the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

• Equity Risk – the risk related to the change in value of equity securities as they relate to increases or decreases in the general market.

• Index Risk – if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

• Interest Rate Risk – the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause the Fund’s NAV to likewise decrease.

• Leverage Risk – the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. The Fund creates leverage by investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies, such as short sales, that involve leverage can result in losses that greatly exceed the amount originally invested.

• Liquidity Risk – the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk.

In an effort to mitigate credit risk associated with derivatives traded OTC, the Fund may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Fund may require the counterparty to post collateral if the Fund has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. Additionally, the Fund may deposit cash and/or treasuries as collateral with the counterparty and/or custodian daily (based on the daily valuation of the financial asset) if the Fund has a net aggregate unrealized loss on OTC derivative contracts with a particular counterparty. All liquid securities and restricted cash are considered to cover in an amount at all times equal to or greater than the Fund’s commitment with respect to certain exchange-traded derivatives, centrally cleared derivatives, forward foreign currency exchange contracts, short sales, and/or securities with extended settlement dates. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on Janus Capital Management LLC's (“Janus Capital”) ability to establish and maintain appropriate systems and trading.

Forward Foreign Currency Exchange Contracts

A forward foreign currency exchange contract (“forward currency contract”) is an obligation to buy or sell a specified currency at a future date at a negotiated rate (which may be U.S. dollars or a foreign currency). The Fund may enter into forward currency contracts for hedging purposes, including, but not limited to, reducing exposure to changes in foreign currency exchange rates on foreign portfolio holdings and locking in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. The Fund may also invest in forward currency contracts for non-hedging purposes such as seeking to enhance returns. The Fund is subject to currency risk and counterparty risk in the normal course of pursuing its investment objective through its investments in forward currency contracts.

Forward currency contracts are valued by converting the foreign value to U.S. dollars by using the current spot U.S. dollar exchange rate and/or forward rate for that currency. Exchange and forward rates as of the close of the NYSE shall be used to value the forward currency contracts.

The Fund may enter into forward currency contracts with the obligation to purchase foreign currencies in the future at an agreed upon rate in order to decrease exposure to currency risk associated with foreign currency denominated securities held by the Fund and/or in order to take a positive outlook on the related currency to increase exposure to currency risk.

The Fund may enter into forward currency contracts with the obligation to sell foreign currencies in the future at an agreed upon rate in order to decrease exposure to currency risk associated with foreign currency denominated securities held by the Fund and/or in order to take a negative outlook on the related currency to increase exposure to currency risk.

Futures Contracts

A futures contract is an exchange-traded agreement to take or make delivery of an underlying asset at a specific time in the future for a specific predetermined negotiated price. The Fund may enter into futures contracts to gain exposure to the stock market or other markets pending investment of cash balances or to meet liquidity needs. The Fund is subject to interest rate risk, equity risk, and currency risk in the normal course of pursuing its investment objective through its investments in futures contracts. The Fund may also use such derivative instruments to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts may involve risks such as the possibility of illiquid markets or imperfect correlation between the values of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Futures contracts on commodities are valued at the settlement price on valuation date on the commodities exchange as reported by an approved vendor. Mini contracts, as defined in the description of the contract, shall be valued using the Actual Settlement Price or “ASET” price type as reported by an approved vendor. In the event that foreign futures trade when the foreign equity markets are closed, the last foreign futures trade price shall be used. Securities held by the Fund that are designated as collateral for market value on futures contracts are noted on the Schedule of Investments (if applicable). Such collateral is in the possession of the Fund’s futures commission merchant.

With futures, there is minimal counterparty credit risk to the Fund since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

The Fund may purchase futures on equity indices to increase exposure to equity risk.

The Fund may purchase futures on interest rates to increase exposure to interest rate risk.

Additional Investment Risk

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) of 2010 provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt of countries such as Greece, Italy, Spain, Portugal, and Ireland. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more "bailouts" from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (known as “Brexit”). There is considerable uncertainty about how Brexit will be conducted, how negotiations of necessary treaties and trade agreements will proceed, or how financial markets will react. In addition, one or more other countries may also abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Exchange-Traded and Mutual Funds

The Fund may invest in exchange-traded funds (“ETFs”) and mutual funds to gain exposure to a particular portion of the market. ETFs are typically open-end investment companies, which may seek to track the performance of a specific index or be actively managed. ETFs are traded on a national securities exchange at market prices that may vary from the net asset value of their underlying investments. Accordingly, there may be times when an ETF trades at a premium or discount. When the Fund invests in an ETF or mutual fund, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the ETF's or mutual fund’s expenses. As a result, the cost of investing in the Fund may be higher than the cost of investing directly in ETFs or mutual funds and may be higher than other mutual funds that invest directly in stocks and bonds. ETFs also involve the risk that an active trading market for an ETF's shares may not develop or be maintained. Similarly, because the value of ETF shares depends on the demand in the market, the Fund may not be able to purchase or sell an ETF at the most optimal time, which could adversely affect the Fund’s performance. In addition, ETFs that track particular indices may be unable to match the performance of such underlying indices due to the temporary unavailability of certain index securities in the secondary market or other factors, such as discrepancies with respect to the weighting of securities. Because the Fund may invest in a broad range of ETFs and mutual funds, such risks may include, but are not limited to, leverage risk, foreign exposure risk, interest rate risk, emerging markets risk, fixed-income risk, and commodity-linked investments risk. The Fund is also subject to the risks associated with the securities in which the ETF or mutual fund invests.

Inflation-Linked Securities

The Fund may invest in inflation-indexed bonds, including municipal inflation-indexed bonds and corporate inflation-indexed bonds, or in derivatives that are linked to these securities. Inflation-linked bonds are fixed-income securities that have a principal value that is periodically adjusted according to the rate of inflation. If an index measuring inflation falls, the principal value of inflation-indexed bonds will typically be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Because of their inflation adjustment feature, inflation-linked bonds typically have lower yields than conventional fixed-rate bonds. In addition, inflation-linked bonds also normally decline in price when real interest rates rise. In the event of deflation, when prices decline over time, the principal and income of inflation-linked bonds would likely decline, resulting in losses to the Fund.

In the case of Treasury Inflation-Protected Securities, also known as TIPS, repayment of original bond principal upon maturity (as adjusted for inflation) is guaranteed by the U.S. Treasury. For inflation-linked bonds that do not provide a similar guarantee, the adjusted principal value of the inflation-linked bond repaid at maturity may be less than the original principal. Other non-U.S. sovereign governments also issue inflation-linked securities (sometimes referred to as “linkers”) that are tied to their own local consumer price indices. In certain of these non-U.S. jurisdictions, the repayment of the original bond principal upon the maturity of an inflation-linked bond is not guaranteed, allowing for the amount of the bond repaid at maturity to be less than par. Inflation-linked bonds may also be issued by, or related to, sovereign governments of other developed countries, emerging market countries, or companies or other entities not affiliated with governments.

Sovereign Debt

The Fund may invest in U.S. and non-U.S. government debt securities (“sovereign debt”). Some investments in sovereign debt, such as U.S. sovereign debt, are considered low risk. However, investments in sovereign debt, especially the debt of less developed countries, can involve a high degree of risk, including the risk that the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or to pay the interest on its sovereign debt in a timely manner. A sovereign debtor’s willingness or ability to satisfy its debt obligation may be affected by various factors including, but not limited to, its cash flow situation, the extent of its foreign currency reserves, the availability of foreign exchange when a payment is due, the relative size of its debt position in relation to its economy as a whole, the sovereign debtor’s policy toward international lenders, and local political constraints to which the governmental entity may be subject. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies, and other entities. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance, or repay principal or interest when due may result in the cancellation of third party commitments to lend funds to the sovereign debtor, which may further impair such debtor’s ability or willingness to timely service its debts. The Fund may be requested to participate in the rescheduling of such sovereign debt and to extend further loans to governmental entities, which may adversely affect the Fund’s holdings. In the event of default, there may be limited or no legal remedies for collecting sovereign debt and there may be no bankruptcy proceedings through which the Fund may collect all or part of the sovereign debt that a governmental entity has not repaid. In addition, to the extent the Fund invests in non-U.S. sovereign debt, it may be subject to currency risk.

Transactions with Affiliates

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the period ended September 30, 2018 can be found in the “Schedules of Affiliated Investments” located in the Schedule of Investments.

Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to September 30, 2018 and through the date of issuance of the Fund's filing and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s filing other than the following:

The Board of Trustees of the Trust has approved a plan to liquidate and terminate the Fund with such liquidation effective on or about December 31, 2018, or at such other time as may be authorized by the Board of Trustees ("the Liquidation Date"). Termination of the Fund is expected to occur as soon as practicable following the Liquidation Date.

Janus Henderson Diversified Alternatives Fund

Consolidated Schedule of Investments (unaudited)

September 30, 2018

Shares or Principal Amounts		Value
Investment Companies – 5.3%
Money Markets – 5.3%
Janus Henderson Cash Liquidity Fund LLC, 2.0479%(a),ºº,£ (cost $5,898,147)	5,898,147	$5,898,147
U.S. Government Agency Notes – 89.4%
United States Treasury Bill:
0%, 10/11/18†,◊	$20,000,000	20,000,181
0%, 11/8/18†,◊	20,000,000	19,956,247
0%, 12/6/18†,◊	18,000,000	17,929,792
0%, 1/10/19◊	15,000,000	14,908,574
0%, 2/7/19◊	10,500,000	10,414,968
0%, 3/14/19◊	17,000,000	16,822,362
Total U.S. Government Agency Notes (cost $100,025,427)		100,032,124
Total Investments (total cost $105,923,574) – 94.7%		105,930,271
Cash, Receivables and Other Assets, net of Liabilities – 5.3%		5,908,115
Net Assets – 100%		$111,838,386

Schedules of Affiliated Investments – (% of Net Assets)

	Dividend Income	Realized Gain/(Loss)	Change in Unrealized Appreciation/ Depreciation	Value at 9/30/18
Investment Companies - 5.3%
Money Markets - 5.3%
Janus Henderson Cash Liquidity Fund LLC, 2.0479%(a),ºº	$41,240	$-	$-	$5,898,147

	Share Balance at 6/30/18	Purchases	Sales	Share Balance at 9/30/18
Investment Companies - 5.3%
Money Markets - 5.3%
Janus Henderson Cash Liquidity Fund LLC, 2.0479%(a),ºº	6,988,466	28,874,681	(29,965,000)	5,898,147

Schedule of Futures

Description	Number of Contracts	Expiration Date	Value and Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin Asset/(Liability)
Futures Purchased:
Brent Crude(a)	20	10/31/18	$1,654,600	$58,282	$18,802
Copper(a)	17	3/27/19	1,200,625	3,492	2,716
Cotton(a)	30	3/7/19	1,159,350	(39,888)	(3,570)
Gold(a)	9	2/26/19	1,081,710	(1,813)	2,683
S&P 500 E-mini	61	12/21/18	8,902,950	(767)	(1,319)
Silver(a)	16	3/27/19	1,185,600	(19,161)	10,457
US Dollar Index	256	12/17/18	24,252,672	(10,518)	14,394
WTI Crude(a)	23	1/22/19	1,672,100	66,994	17,004
Total - Futures Purchased				56,621	61,167
Futures Sold:
10-Year US Treasury Note	202	12/19/18	(23,993,813)	169,528	(5,930)
Coffee(a)	54	3/19/19	(2,143,463)	70,773	(55,227)
Corn(a)	110	3/14/19	(2,024,000)	94,617	40,724

Live Cattle(a)	42	2/28/19	(2,063,040)	(68,733)	(3,909)
Soybean(a)	48	1/14/19	(2,062,800)	55,144	19,867
Sugar(a)	165	4/30/19	(2,086,392)	132,598	(40,534)
Wheat(a)	61	3/14/19	(1,608,113)	(1,075)	(1,261)
Total - Futures Sold				452,852	(46,270)
Total				$509,473	$14,897

Schedule of Total Return Swaps
Counterparty/ Return Paid by the Fund	Return Received by the Fund	Payment Frequency	Termination Date	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)

Barclays Capital, Inc.:

3 month USD LIBOR plus 20 basis points	Bloomberg Barclays U.S. Credit RBI Series-1 Index	Monthly	11/1/18	23,200,000	USD	$(23,000)

BNP Paribas:

Minus 20 basis points	A long/short basket of equity indices	Monthly	10/31/18	23,900,000	USD	8
Plus 40 basis points	A long/short basket of equity indices	Monthly	10/31/18	30,700,000	USD	34
						42

Goldman Sachs International:

MSCI Daily Total Return Gross World USD	1 month USD LIBOR Plus 25 basis points	Monthly	7/5/19	(11,365,580)	USD	(136,869)
1 month USD LIBOR plus 90 basis points	MSCI Daily Total Return Net Emerging Markets	Monthly	7/5/19	11,142,221	USD	358,297
						221,428

JPMorgan Chase & Co.:

Plus 13 basis points(a)	A long/short basket of commodity indices	Monthly	10/31/18	133,000,000	USD	-
						-
Total						$198,470

Average Ending Monthly Market Value of Derivative Instruments During the Period Ended September 30, 2018

Market Value(a)
Forward foreign currency exchange contracts, purchased	$ 10,247,065
Forward foreign currency exchange contracts, sold	13,726,059
Futures contracts, purchased	80,989,820
Futures contracts, sold	22,253,906
Total return swaps, long	53,138
Total return swaps, short	(170,704)

(a) Forward foreign currency exchange contracts are reported as the average ending monthly currency amount purchased.

Notes to Consolidated Schedule of Investments (unaudited)

S&P 500® Index	S&P 500® Index reflects U.S. large-cap equity performance and represents broad U.S. equity market performance.

LLC	Limited Liability Company

(a)	All or a portion of this security is owned by Janus Diversified Alternatives Subsidiary, Ltd.

†

All or a portion of this security has been segregated at the Fund’s custodian or counterparty to cover forward foreign currency exchange contracts, exchange-traded derivatives, centrally cleared derivatives, short sales, and/or securities with extended settlement dates. Assets segregated at the Fund’s custodian or counterparty are evaluated daily to ensure their cover and/or market value equals or exceeds the current market value of the Fund’s corresponding obligation value.

ºº	Rate shown is the 7-day yield as of September 30, 2018.

◊	Zero coupon bond.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of September 30, 2018.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs

Assets
Investments in Securities:
Investment Companies	$-	$5,898,147	$-
U.S. Government Agency Notes	-	100,032,124	-
Total Investments in Securities	$-	$105,930,271	$-
Other Financial Instruments(a):
Outstanding Swap Contracts, at Value	$-	$358,339	$-
Variation Margin Receivable	126,647	-	-
Total Assets	$126,647	$106,288,610	$-
Liabilities
Other Financial Instruments(a):
Outstanding Swap Contracts, at Value	$-	$159,869	$-
Variation Margin Payable	111,750	-	-
Total Liabilities	$111,750	$159,869	$-

(a)

Other financial instruments include forward foreign currency exchange, futures, written options, written swaptions, and swap contracts. Forward foreign currency exchange contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract's value from trade date. Futures, certain written options on futures, and centrally cleared swap contracts are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. Written options, written swaptions, and other swap contracts are reported at their market value at measurement date.

Organization and Significant Accounting Policies

Janus Henderson Diversified Alternatives Fund (the “Fund”) is a series of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 48 funds which include multiple series of shares, with differing investment objectives and policies. The Fund seeks absolute return with low correlation to stocks and bonds. The Fund is classified as diversified, as defined in the 1940 Act.

Investment in Subsidiary

To qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”), 90% of the Fund’s income must be from certain qualified sources. Direct investment in many commodities-related investments generates income that is not from a qualifying source for purposes of meeting this 90% test. The Fund will seek to gain exposure to the commodity markets, in whole or in part, through investments in the Janus Diversified Alternatives Subsidiary, Ltd., a wholly-owned subsidiary of the Fund (”Subsidiary”) organized under the laws of the Cayman Islands, which is generally subject to the same investment policies and restrictions as the Fund. The Subsidiary may invest without limitation in commodity index-linked swaps, commodity futures, commodity swaps, commodity-linked notes, and other commodity-linked derivative instruments. The Subsidiary may also invest in fixed-income securities and other investments which may serve as margin or collateral for the Subsidiary’s derivatives positions. The Fund may invest 25% or less of its total assets in the Subsidiary. Income or net capital gains from the Fund’s investment in the Subsidiary would be treated as ordinary income to the Fund. Janus Capital is the adviser to the Subsidiary. The Subsidiary will not be subject to U.S. laws (including securities laws) and their protections. The Subsidiary is subject to the laws of a foreign jurisdiction, which can be affected by developments in that jurisdiction.

By investing in the Subsidiary, the Fund will be indirectly exposed to the risks associated with the Subsidiary’s investments, which are generally similar to those that are permitted to be held by the Fund. The Subsidiary is not registered under the 1940 Act, and is not subject to all of the provisions of the 1940 Act. The IRS has previously issued a number of private letter rulings to mutual funds (but not the Fund) in which it ruled that income from a fund’s investment in a wholly-owned foreign subsidiary that invests in commodity-linked derivatives, such as the Subsidiary, constitutes qualifying income. The IRS has suspended issuance of any further private letter rulings pending a review of its position. A change in the IRS’ position or changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Fund and/or the Subsidiary to operate and could adversely affect the Fund. In particular, unfavorable treatment of the income derived from the Fund’s investment in the Subsidiary could jeopardize the Fund’s status as a regulated investment company under the Code, which in turn may subject the Fund to higher tax rates and/or penalties. Additionally, the Commodity Futures Trading Commission (“CFTC”) adopted changes to Rule 4.5 under the Commodity Exchange Act in 2012 that required Janus Capital to register with the CFTC, and operation of the Fund and Subsidiary is subject to certain CFTC rules and regulations. Existing or new CFTC regulation may increase the costs of implementing the Fund’s strategies, which could negatively affect the Fund’s returns.

The Subsidiary was incorporated on December 28, 2012 as a wholly-owned subsidiary of Janus Diversified Alternatives Fund. As of September 30, 2018, the Fund owns 688,356 shares of the Subsidiary, with a market value of $11,112,128. This represents 10% of the Fund’s net assets. The Fund’s Consolidated Schedule of Investments includes the accounts of both the Fund and the Subsidiary.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of September 30, 2018 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Consolidated Schedule of Investments.

There were no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the period. The Fund recognizes transfers between the levels as of the beginning of the fiscal year.

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Derivative Instruments

The Fund may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Fund may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on future contracts, options on foreign currencies, options on recovery locks, options on security and commodity indices, swaps, forward contracts, structured investments, and other equity-linked derivatives. Each derivative instrument that was held by the Fund during the period ended September 30, 2018 is discussed in further detail below.

The Fund may use derivative instruments for hedging purposes (to offset risks associated with an investment, currency exposure, or market conditions), to adjust currency exposure relative to a benchmark index, or for speculative purposes (to earn income and seek to enhance returns). When the Fund invests in a derivative for speculative purposes, the Fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The Fund may not use any derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly. The Fund’s ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks.

In pursuit of its investment objective, the Fund may seek to use derivatives to increase or decrease exposure to the following market risk factors:

• Commodity Risk – the risk related to the change in value of commodities or commodity-linked investments due to changes in the overall market movements, volatility of the underlying benchmark, changes in interest rates, or other factors affecting a particular industry or commodity such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political, and regulatory developments.

• Counterparty Risk – the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Fund.

• Credit Risk – the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

• Currency Risk – the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

• Equity Risk – the risk related to the change in value of equity securities as they relate to increases or decreases in the general market.

• Index Risk – if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

• Interest Rate Risk – the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause the Fund’s NAV to likewise decrease.

• Leverage Risk – the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. The Fund creates leverage by investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies, such as short sales, that involve leverage can result in losses that greatly exceed the amount originally invested.

• Liquidity Risk – the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk.

In an effort to mitigate credit risk associated with derivatives traded OTC, the Fund may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Fund may require the counterparty to post collateral if the Fund has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. Additionally, the Fund may deposit cash and/or treasuries as collateral with the counterparty and/or custodian daily (based on the daily valuation of the financial asset) if the Fund has a net aggregate unrealized loss on OTC derivative contracts with a particular counterparty. All liquid securities and restricted cash are considered to cover in an amount at all times equal to or greater than the Fund’s commitment with respect to certain exchange-traded derivatives, centrally cleared derivatives, forward foreign currency exchange contracts, short sales, and/or securities with extended settlement dates. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on Janus Capital Management LLC's (“Janus Capital”) ability to establish and maintain appropriate systems and trading.

Commodity-Linked Investments

The Fund may invest in commodity index-linked swap agreements, commodity options and futures, and options on futures that provide exposure to the investment returns of the commodities markets. The Fund may also invest in other commodity-linked derivative instruments, such as commodity-linked notes (“structured notes”). The Fund will seek to gain exposure to the commodity markets, in whole or in part, through investments in the Subsidiary which is generally subject to the same investment policies and restrictions as the Fund. The Subsidiary invests in commodity-linked investments and other investments which may serve as margin or collateral for the Subsidiary’s derivative positions. Such exposure may subject the Fund to greater volatility than investments in traditional securities. The value of a given commodity-linked derivative investment typically is based upon the price movements of a physical commodity (such as heating oil, livestock, or agricultural products), a commodity futures contract or commodity index, or some other readily measurable economic variable. The value of commodity-linked derivative instruments may therefore be affected by changes in overall market movements, volatility of the underlying benchmark, changes in interest rates, or other factors affecting a particular industry or commodity such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political, and regulatory developments.

Forward Foreign Currency Exchange Contracts

A forward foreign currency exchange contract (“forward currency contract”) is an obligation to buy or sell a specified currency at a future date at a negotiated rate (which may be U.S. dollars or a foreign currency). The Fund may enter into forward currency contracts for hedging purposes, including, but not limited to, reducing exposure to changes in foreign currency exchange rates on foreign portfolio holdings and locking in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. The Fund may also invest in forward currency contracts for non-hedging purposes such as seeking to enhance returns. The Fund is subject to currency risk and counterparty risk in the normal course of pursuing its investment objective through its investments in forward currency contracts.

Forward currency contracts are valued by converting the foreign value to U.S. dollars by using the current spot U.S. dollar exchange rate and/or forward rate for that currency. Exchange and forward rates as of the close of the NYSE shall be used to value the forward currency contracts.

During the period, the Fund entered into forward currency contracts with the obligation to purchase foreign currencies in the future at an agreed upon rate in order to take a positive outlook on the related currency. These forward contracts seek to increase exposure to currency risk.

During the period, the Fund entered into forward currency contracts with the obligation to sell foreign currencies in the future at an agreed upon rate in order to take a negative outlook on the related currency. These forward contracts seek to increase exposure to currency risk.

There were no forward currency contracts held at September 30, 2018.

Futures Contracts

A futures contract is an exchange-traded agreement to take or make delivery of an underlying asset at a specific time in the future for a specific predetermined negotiated price. The Fund may enter into futures contracts to gain exposure to the stock market or other markets pending investment of cash balances or to meet liquidity needs. The Fund is subject to interest rate risk, equity risk, and currency risk in the normal course of pursuing its investment objective through its investments in futures contracts. The Fund may also use such derivative instruments to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts may involve risks such as the possibility of illiquid markets or imperfect correlation between the values of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Futures contracts on commodities are valued at the settlement price on valuation date on the commodities exchange as reported by an approved vendor. Mini contracts, as defined in the description of the contract, shall be valued using the Actual Settlement Price or “ASET” price type as reported by an approved vendor. In the event that foreign futures trade when the foreign equity markets are closed, the last foreign futures trade price shall be used. Securities held by the Fund that are designated as collateral for market value on futures contracts are noted on the Consolidated Schedule of Investments (if applicable). Such collateral is in the possession of the Fund’s futures commission merchant.

With futures, there is minimal counterparty credit risk to the Fund since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

During the period, the Fund purchased interest rate futures to increase exposure to interest rate risk.

During the period, the Fund sold interest rate futures to decrease exposure to interest rate risk.

During the period, the Fund purchased commodity futures to increase exposure to commodity risk.

During the period, the Fund sold commodity futures to decrease exposure to commodity risk.

During the period, the Fund purchased futures on equity indices to increase exposure to equity risk.

During the period, the Fund purchased futures on currency indices to increase exposure to currency risk.

During the period, the Fund sold futures on currency indices to decrease exposure to currency risk.

Swaps

Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a day to more than one year to exchange one set of cash flows for another. The most significant factor in the performance of swap agreements is the change in value of the specific index, security, or currency, or other factors that determine the amounts of payments due to and from the Fund. The use of swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Swap transactions may in some instances involve the delivery of securities or other underlying assets by the Fund or its counterparty to collateralize obligations under the swap. If the other party to a swap that is not collateralized defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. Swap agreements entail the risk that a party will default on its payment obligations to the Fund. If the other party to a swap defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. If the Fund utilizes a swap at the wrong time or judges market conditions incorrectly, the swap may result in a loss to the Fund and reduce the Fund’s total return.

Swap agreements also bear the risk that the Fund will not be able to meet its obligation to the counterparty. Swap agreements are typically privately negotiated and entered into in the OTC market. However, certain swap agreements are required to be cleared through a clearinghouse and traded on an exchange or swap execution facility. Swaps that are required to be cleared are required to post initial and variation margins in accordance with the exchange requirements. Regulations enacted require the Fund to centrally clear certain interest rate and credit default index swaps through a clearinghouse or central counterparty (“CCP”). To clear a swap with a CCP, the Fund will submit the swap to, and post collateral with, a futures clearing merchant (“FCM”) that is a clearinghouse member. Alternatively, the Fund may enter into a swap with a financial institution other than the FCM (the “Executing Dealer”) and arrange for the swap to be transferred to the FCM for clearing. The Fund may also enter into a swap with the FCM itself. The CCP, the FCM, and the Executing Dealer are all subject to regulatory oversight by the U.S. Commodity Futures Trading Commission (“CFTC”). A default or failure by a CCP or an FCM, or the failure of a swap to be transferred from an Executing Dealer to the FCM for clearing, may expose the Fund to losses, increase its costs, or prevent the Fund from entering or exiting swap positions, accessing collateral, or fully implementing its investment strategies. The regulatory requirement to clear certain swaps could, either temporarily or permanently, reduce the liquidity of cleared swaps or increase the costs of entering into those swaps.

Index swaps, interest rate swaps, and credit default swaps are valued using an approved vendor supplied price. Basket swaps are valued using a broker supplied price. Equity swaps that consist of a single underlying equity are valued either at the closing price, the latest bid price, or the last sale price on the primary market or exchange it trades.

The Fund’s maximum risk of loss from counterparty risk or credit risk is the discounted value of the payments to be received from/paid to the counterparty over the contract’s remaining life, to the extent that the amount is positive. The risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to cover the Fund’s exposure to the counterparty.

Total return swaps involve an exchange by two parties in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income it generates and any capital gains over the payment period. A fixed-income total return swap may be written on many different kinds of underlying reference assets, and may include different indices for various kinds of debt securities (e.g., U.S. investment grade bonds, high-yield bonds, or emerging market bonds).

During the period, the Fund entered into total return swaps on equity indices or custom baskets of equity indices to increase exposure to equity risk. These total return swaps require the Fund to pay a floating reference interest rate, and an amount equal to the negative price movement of securities or an index multiplied by the notional amount of the contract. The Fund will receive payments equal to the positive price movement of the same securities or index multiplied by the notional amount of the contract and, in some cases, dividends paid on the securities.

During the period, the Fund entered into total return swaps on equity indices to decrease exposure to equity risk. These total return swaps require the Fund to pay an amount equal to the positive price movement of securities or an index multiplied by the notional amount of the contract and, in some cases, dividends paid on the securities. The Fund will receive payments of a floating reference interest rate and an amount equal to the negative price movement of the same securities or index multiplied by the notional amount of the contract.

During the period, the Fund entered into total return swaps on a custom basket of commodity indices to increase exposure to commodity risk. These total return swaps require the Fund to pay a fixed or a floating reference interest rate, and an amount equal to the negative price movement of an index multiplied by the notional amount of the contract. The Fund will receive payments equal to the positive price movement of the same index multiplied by the notional amount of the contract.

During the period, the Fund entered into total return swaps on credit indices to increase exposure to credit risk. These total return swaps require the Fund to pay a floating reference interest rate, and an amount equal to the negative price movement of an index multiplied by the notional amount of the contract. The Fund will receive payments equal to the positive price movement of the same index multiplied by the notional amount of the contract.

Additional Investment Risk

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) of 2010 provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt of countries such as Greece, Italy, Spain, Portugal, and Ireland. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more "bailouts" from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (known as “Brexit”). There is considerable uncertainty about how Brexit will be conducted, how negotiations of necessary treaties and trade agreements will proceed, or how financial markets will react. In addition, one or more other countries may also abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Sovereign Debt

The Fund may invest in U.S. and non-U.S. government debt securities (“sovereign debt”). Some investments in sovereign debt, such as U.S. sovereign debt, are considered low risk. However, investments in sovereign debt, especially the debt of less developed countries, can involve a high degree of risk, including the risk that the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or to pay the interest on its sovereign debt in a timely manner. A sovereign debtor’s willingness or ability to satisfy its debt obligation may be affected by various factors including, but not limited to, its cash flow situation, the extent of its foreign currency reserves, the availability of foreign exchange when a payment is due, the relative size of its debt position in relation to its economy as a whole, the sovereign debtor’s policy toward international lenders, and local political constraints to which the governmental entity may be subject. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies, and other entities. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance, or repay principal or interest when due may result in the cancellation of third party commitments to lend funds to the sovereign debtor, which may further impair such debtor’s ability or willingness to timely service its debts. The Fund may be requested to participate in the rescheduling of such sovereign debt and to extend further loans to governmental entities, which may adversely affect the Fund’s holdings. In the event of default, there may be limited or no legal remedies for collecting sovereign debt and there may be no bankruptcy proceedings through which the Fund may collect all or part of the sovereign debt that a governmental entity has not repaid. In addition, to the extent the Fund invests in non-U.S. sovereign debt, it may be subject to currency risk.

Transactions with Affiliates

Pursuant to the provisions of the 1940 Act and related rules, the Fund may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Fund may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Fund is eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Henderson Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Henderson Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered product compliant with Rule 2a-7 under the 1940 Act. There are no restrictions on the Fund's ability to withdraw investments from Janus Henderson Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Fund to Janus Henderson Cash Liquidity Fund LLC. The units of Janus Henderson Cash Liquidity Fund LLC are not charged any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the period ended September 30, 2018 can be found in the “Schedules of Affiliated Investments” located in the Consolidated Schedule of Investments.

Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to September 30, 2018 and through the date of issuance of the Fund's filing and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s filing.

Janus Henderson Dividend & Income Builder Fund

Schedule of Investments (unaudited)

September 30, 2018

Shares or Principal Amounts		Value
Corporate Bonds – 16.2%
Banking – 1.9%
Barclays Bank PLC, ICE LIBOR USD 3 Month + 1.5500%, 6.2780%µ	$910,000	$928,109
HBOS Capital Funding LP, 6.8500%µ	100,000	101,200
Lloyds Banking Group PLC, ICE LIBOR USD 3 Month + 1.2700%, 6.6570% (144A)µ	412,000	419,985
Royal Bank of Scotland Group PLC, 6.1000%, 6/10/23	1,000,000	1,041,161
Wachovia Capital Trust III, ICE LIBOR USD 3 Month + 0.9300%, 5.5700%µ	1,000,000	990,500
		3,480,955
Capital Goods – 0.8%
Berry Global Inc, 5.1250%, 7/15/23	433,000	437,655
Crown Americas LLC / Crown Americas Capital Corp IV, 4.5000%, 1/15/23	1,000,000	1,004,000
		1,441,655
Communications – 4.5%
AT&T Inc, 2.4500%, 6/30/20	1,000,000	986,380
CCO Holdings LLC / CCO Holdings Capital Corp, 5.8750%, 5/1/27 (144A)	500,000	495,625
Crown Castle International Corp, 3.8000%, 2/15/28	1,000,000	947,817
Deutsche Telekom International Finance BV, 1.9500%, 9/19/21	1,000,000	955,547
Sirius XM Radio Inc, 6.0000%, 7/15/24 (144A)	1,000,000	1,037,700
T-Mobile USA Inc, 4.5000%, 2/1/26	91,000	86,746
T-Mobile USA Inc, 4.7500%, 2/1/28	215,000	202,369
Verizon Communications Inc, 1.7500%, 8/15/21	1,000,000	959,071
Virgin Media Secured Finance PLC, 5.2500%, 1/15/26	600,000	586,674
Vodafone Group PLC, 2.9500%, 2/19/23	1,000,000	964,274
Zayo Group LLC / Zayo Capital Inc, 5.7500%, 1/15/27 (144A)	1,000,000	1,002,000
		8,224,203
Consumer Cyclical – 0.6%
Amazon.com Inc, 3.1500%, 8/22/27	1,000,000	957,678
Service Corp International/US, 8.0000%, 11/15/21	200,000	220,000
		1,177,678
Consumer Non-Cyclical – 3.9%
Anheuser-Busch InBev Finance Inc, 2.6500%, 2/1/21	1,000,000	985,660
Aramark Services Inc, 5.1250%, 1/15/24	715,000	722,686
Aramark Services Inc, 4.7500%, 6/1/26	291,000	285,180
Constellation Brands Inc, 4.7500%, 11/15/24	381,000	394,345
HCA Inc, 5.2500%, 6/15/26	1,000,000	1,028,750
Johnson & Johnson, 2.9000%, 1/15/28	1,000,000	947,848
Philip Morris International Inc, 1.8750%, 2/25/21	1,000,000	968,586
Sysco Corp, 3.5500%, 3/15/25	732,000	715,883
Tesco PLC, 6.1500%, 11/15/37	1,024,000	1,066,507
		7,115,445
Insurance – 0.5%
Prudential PLC, 5.2500%µ	900,000	859,860
Real Estate Investment Trusts (REITs) – 0.8%
CyrusOne LP / CyrusOne Finance Corp, 5.3750%, 3/15/27	1,000,000	1,022,500
Digital Realty Trust LP, 4.7500%, 10/1/25	450,000	461,138
		1,483,638
Technology – 3.2%
Alphabet Inc, 1.9980%, 8/15/26	1,000,000	900,682
Apple Inc, 3.3500%, 2/9/27	1,000,000	977,664
Dell International LLC / EMC Corp, 5.4500%, 6/15/23 (144A)	1,105,000	1,160,540
Equinix Inc, 5.3750%, 4/1/23	600,000	615,714
Equinix Inc, 5.7500%, 1/1/25	400,000	410,500
Iron Mountain Inc, 4.8750%, 9/15/27 (144A)	500,000	458,125
Microsoft Corp, 3.3000%, 2/6/27	1,000,000	981,786
VMware Inc, 3.9000%, 8/21/27	353,000	333,761
		5,838,772
Total Corporate Bonds (cost $30,313,144)		29,622,206
Common Stocks – 80.7%
Aerospace & Defense – 1.2%
BAE Systems PLC	262,487	2,154,382
Air Freight & Logistics – 1.3%
Deutsche Post AG	64,326	2,293,303
Automobiles – 0.6%
General Motors Co	33,311	1,121,581
Banks – 11.3%
ABN AMRO Group NV	81,281	2,212,723
BAWAG Group AG	27,902	1,295,658
BNP Paribas SA	34,678	2,121,984
ING Groep NV	139,740	1,814,316

Shares or Principal Amounts		Value
Common Stocks – (continued)
Banks – (continued)
JPMorgan Chase & Co	19,847	$2,239,535
Lloyds Banking Group PLC	2,719,284	2,100,398
Mitsubishi UFJ Financial Group Inc	350,800	2,189,721
Nordea Bank AB	142,429	1,552,885
Societe Generale SA	26,487	1,136,782
Standard Chartered PLC	220,005	1,824,630
Swedbank AB	92,358	2,290,263
		20,778,895
Beverages – 2.7%
Carlsberg A/S	11,144	1,336,884
Coca-Cola Co	31,776	1,467,733
Diageo PLC	62,457	2,213,107
		5,017,724
Capital Markets – 1.1%
Blackstone Group LP	54,476	2,074,446
Chemicals – 3.2%
BASF SE	21,213	1,885,135
DowDuPont Inc	31,600	2,032,196
Nutrien Ltd	34,921	2,014,942
		5,932,273
Commercial Services & Supplies – 0.7%
Prosegur Cash SA	583,181	1,278,205
Communications Equipment – 1.4%
Cisco Systems Inc	53,986	2,626,419
Diversified Telecommunication Services – 3.2%
BT Group PLC	750,347	2,203,107
Orange SA	110,642	1,764,184
Verizon Communications Inc	34,090	1,820,065
		5,787,356
Electric Utilities – 1.8%
Enel SpA	344,351	1,763,730
SSE PLC	97,128	1,450,578
		3,214,308
Electrical Equipment – 0.8%
ABB Ltd	60,346	1,426,528
Equity Real Estate Investment Trusts (REITs) – 2.7%
Crown Castle International Corp	13,368	1,488,259
CyrusOne Inc	22,591	1,432,269
Eurocommercial Properties NV	24,610	901,091
Hammerson PLC	200,154	1,191,262
		5,012,881
Food Products – 2.5%
Nestle SA	53,873	4,493,261
Health Care Equipment & Supplies – 1.4%
Medtronic PLC	25,578	2,516,108
Health Care Providers & Services – 0.5%
CVS Health Corp	10,997	865,684
Hotels, Restaurants & Leisure – 2.1%
Carnival Corp	39,231	2,501,761
Las Vegas Sands Corp	21,123	1,253,228
		3,754,989
Industrial Conglomerates – 1.4%
Siemens AG	20,333	2,604,531
Information Technology Services – 0.7%
Sabre Corp	46,957	1,224,639
Insurance – 2.5%
AXA SA	47,830	1,285,424
Manulife Financial Corp	62,252	1,112,968
Prudential PLC	97,793	2,242,380
		4,640,772
Leisure Products – 0.6%
Hasbro Inc	11,300	1,187,856
Metals & Mining – 2.7%
BHP Billiton PLC	141,852	3,089,414
Rio Tinto PLC	37,161	1,879,019
		4,968,433
Multi-Utilities – 0.7%
National Grid PLC	125,306	1,292,350
Oil, Gas & Consumable Fuels – 9.2%
BP PLC	429,869	3,301,298
Chevron Corp	25,011	3,058,345
Eni SpA	79,082	1,494,791
Occidental Petroleum Corp	33,809	2,778,086

Shares or Principal Amounts		Value
Common Stocks – (continued)
Oil, Gas & Consumable Fuels – (continued)
Royal Dutch Shell PLC	90,019	$3,090,680
TOTAL SA	48,115	3,119,041
		16,842,241
Paper & Forest Products – 1.2%
UPM-Kymmene OYJ	57,115	2,241,104
Personal Products – 1.1%
Unilever NV	37,245	2,073,899
Pharmaceuticals – 7.5%
GlaxoSmithKline PLC	110,359	2,210,229
Johnson & Johnson	8,245	1,139,212
Novartis AG	32,295	2,778,489
Novo Nordisk A/S	22,165	1,043,725
Pfizer Inc	103,969	4,581,914
Roche Holding AG	8,410	2,038,203
		13,791,772
Professional Services – 1.7%
RELX PLC*	147,999	3,108,941
Real Estate Management & Development – 0.5%
Nexity SA	15,544	858,583
Semiconductor & Semiconductor Equipment – 2.3%
Maxim Integrated Products Inc	27,420	1,546,214
Taiwan Semiconductor Manufacturing Co Ltd (ADR)	59,510	2,627,962
		4,174,176
Software – 4.1%
Microsoft Corp	60,664	6,938,142
Sage Group PLC	76,424	584,031
		7,522,173
Specialty Retail – 0.7%
Best Buy Co Inc	16,461	1,306,345
Textiles, Apparel & Luxury Goods – 0.9%
Hanesbrands Inc	50,074	922,864
Pandora A/S	10,755	671,737
		1,594,601
Tobacco – 2.3%
British American Tobacco PLC	21,059	983,736
Imperial Brands PLC	64,042	2,229,210
Philip Morris International Inc	11,434	932,328
		4,145,274
Trading Companies & Distributors – 0.6%
Watsco Inc	6,425	1,144,293
Wireless Telecommunication Services – 1.5%
Tele2 AB	151,236	1,821,526
Vodafone Group PLC	469,182	1,005,818
		2,827,344
Total Common Stocks (cost $134,435,070)		147,897,670
Investment Companies – 2.8%
Money Markets – 2.8%
Fidelity Investments Money Market Treasury Portfolio, 1.9300%ºº (cost $5,218,709)	5,218,709	5,218,709
Total Investments (total cost $169,966,923) – 99.7%		182,738,585
Cash, Receivables and Other Assets, net of Liabilities – 0.3%		617,871
Net Assets – 100%		$183,356,456

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$77,131,460	42.2%
United Kingdom	41,013,399	22.5
Switzerland	10,736,481	5.9
France	10,285,998	5.6
Netherlands	10,110,970	5.5
Germany	7,738,516	4.2
Sweden	5,664,674	3.1
Italy	3,258,521	1.8
Canada	3,127,910	1.7
Denmark	3,052,346	1.7
Taiwan	2,627,962	1.4
Finland	2,241,104	1.2

Japan	2,189,721	1.2
Austria	1,295,658	0.7
Spain	1,278,205	0.7
Belgium	985,660	0.6

Total	$182,738,585	100.0%

Schedule of Forward Foreign Currency Exchange Contracts, Open

Counterparty/ Foreign Currency	Settlement Date	Foreign Currency Amount (Sold)/ Purchased	USD Currency Amount (Sold)/ Purchased	Market Value and Unrealized Appreciation/ (Depreciation)
BNP Paribas:
British Pound	10/24/18	(5,277,849)	$6,917,471	$31,830
Euro	10/24/18	(7,099,267)	8,290,709	33,074
Total				$64,904

Average Ending Monthly Market Value of Derivative Instruments During the Period Ended September 30, 2018

Market Value(a)
Forward foreign currency exchange contracts, sold	$ 15,193,826

(a) Forward foreign currency exchange contracts are reported as the average ending monthly currency amount sold.

Notes to Schedule of Investments (unaudited)

ADR	American Depositary Receipt
ICE	Intercontinental Exchange
LIBOR	London Interbank Offered Rate
LLC	Limited Liability Company
LP	Limited Partnership
PLC	Public Limited Company

144A

Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Unless otherwise noted, these securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 144A securities as of the period ended September 30, 2018 is $4,573,975, which represents 2.5% of net assets.

*	Non-income producing security.

ºº	Rate shown is the 7-day yield as of September 30, 2018.

µ

This variable rate security is a perpetual bond. Perpetual bonds have no contractual maturity date, are not redeemable, and pay an indefinite stream of interest. The coupon rate shown represents the current interest rate.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of September 30, 2018.

Valuation Inputs Summary

	Level 2 -	Level 3 -
Level 1 -	Other Significant	Significant
Quoted Prices	Observable Inputs	Unobservable Inputs

Assets
Investments in Securities:
Corporate Bonds	$-	$29,622,206	$-
Common Stocks	147,897,670	-	-
Investment Companies	5,218,709	-	-
Total Investments in Securities	$153,116,379	$29,622,206	$-
Other Financial Instruments(a):
Forward Foreign Currency Exchange Contracts	-	64,904	-
Total Assets	$153,116,379	$29,687,110	$-

(a)

Other financial instruments include forward foreign currency exchange, futures, written options, written swaptions, and swap contracts. Forward foreign currency exchange contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract's value from trade date. Futures, certain written options on futures, and centrally cleared swap contracts are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. Written options, written swaptions, and other swap contracts are reported at their market value at measurement date.

Organization and Significant Accounting Policies

Janus Henderson Dividend & Income Builder Fund (the “Fund”) is a series of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 48 funds, each of which offers multiple share classes, with differing investment objectives and policies. The Fund seeks to provide current income from a portfolio of securities that exceeds the average yield on global stocks, and aims to provide a growing stream of income per share over time. The Fund's secondary objective is to seek to provide long-term capital appreciation. The Fund is classified as diversified, as defined in the 1940 Act.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of September 30, 2018 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments.

The Fund recognizes transfers between the levels as of the beginning of the fiscal year. The following describes the amounts of transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the period.

Financial assets of $75,412,314 were transferred out of Level 2 to Level 1 since certain foreign equity prices were applied a fair valuation adjustment factor at the end of the prior fiscal year and no factor was applied at the end of the current period.

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Derivative Instruments

The Fund may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Fund may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on future contracts, options on foreign currencies, options on recovery locks, options on security and commodity indices, swaps, forward contracts, structured investments, and other equity-linked derivatives. Each derivative instrument that was held by the Fund during the period ended September 30, 2018 is discussed in further detail below.

The Fund may use derivative instruments for hedging purposes (to offset risks associated with an investment, currency exposure, or market conditions), to adjust currency exposure relative to a benchmark index, or for speculative purposes (to earn income and seek to enhance returns). When the Fund invests in a derivative for speculative purposes, the Fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The Fund may not use any derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly. The Fund’s ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks.

In pursuit of its investment objective, the Fund may seek to use derivatives to increase or decrease exposure to the following market risk factors:

• Commodity Risk – the risk related to the change in value of commodities or commodity-linked investments due to changes in the overall market movements, volatility of the underlying benchmark, changes in interest rates, or other factors affecting a particular industry or commodity such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political, and regulatory developments.

• Counterparty Risk – the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Fund.

• Credit Risk – the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

• Currency Risk – the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

• Equity Risk – the risk related to the change in value of equity securities as they relate to increases or decreases in the general market.

• Index Risk – if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

• Interest Rate Risk – the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause the Fund’s NAV to likewise decrease.

• Leverage Risk – the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. The Fund creates leverage by investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies, such as short sales, that involve leverage can result in losses that greatly exceed the amount originally invested.

• Liquidity Risk – the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk.

In an effort to mitigate credit risk associated with derivatives traded OTC, the Fund may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Fund may require the counterparty to post collateral if the Fund has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. Additionally, the Fund may deposit cash and/or treasuries as collateral with the counterparty and/or custodian daily (based on the daily valuation of the financial asset) if the Fund has a net aggregate unrealized loss on OTC derivative contracts with a particular counterparty. All liquid securities and restricted cash are considered to cover in an amount at all times equal to or greater than the Fund’s commitment with respect to certain exchange-traded derivatives, centrally cleared derivatives, forward foreign currency exchange contracts, short sales, and/or securities with extended settlement dates. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on Janus Capital Management LLC's (“Janus Capital”) ability to establish and maintain appropriate systems and trading.

Forward Foreign Currency Exchange Contracts

A forward foreign currency exchange contract (“forward currency contract”) is an obligation to buy or sell a specified currency at a future date at a negotiated rate (which may be U.S. dollars or a foreign currency). The Fund may enter into forward currency contracts for hedging purposes, including, but not limited to, reducing exposure to changes in foreign currency exchange rates on foreign portfolio holdings and locking in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. The Fund may also invest in forward currency contracts for non-hedging purposes such as seeking to enhance returns. The Fund is subject to currency risk and counterparty risk in the normal course of pursuing its investment objective through its investments in forward currency contracts.

Forward currency contracts are valued by converting the foreign value to U.S. dollars by using the current spot U.S. dollar exchange rate and/or forward rate for that currency. Exchange and forward rates as of the close of the NYSE shall be used to value the forward currency contracts.

The Fund may enter into forward currency contracts with the obligation to purchase foreign currencies in the future at an agreed upon rate in order to decrease exposure to currency risk associated with foreign currency denominated securities held by the Fund and/or in order to take a positive outlook on the related currency to increase exposure to currency risk.

The Fund may enter into forward currency contracts with the obligation to sell foreign currencies in the future at an agreed upon rate in order to decrease exposure to currency risk associated with foreign currency denominated securities held by the Fund and/or in order to take a negative outlook on the related currency to increase exposure to currency risk.

Additional Investment Risk

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) of 2010 provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt of countries such as Greece, Italy, Spain, Portugal, and Ireland. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more "bailouts" from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (known as “Brexit”). There is considerable uncertainty about how Brexit will be conducted, how negotiations of necessary treaties and trade agreements will proceed, or how financial markets will react. In addition, one or more other countries may also abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Real Estate Investing

The Fund may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to September 30, 2018 and through the date of the Fund's filing and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s filing.

Janus Henderson Emerging Markets Managed Volatility Fund

Schedule of Investments (unaudited)

September 30, 2018

Shares		Value
Common Stocks – 99.6%
Aerospace & Defense – 0.1%
Embraer SA	1,300	$6,384
Air Freight & Logistics – 0.2%
Hyundai Glovis Co Ltd	116	13,597
Auto Components – 1.5%
Bosch Ltd	12	3,300
China First Capital Group Ltd*	94,000	50,435
Fuyao Glass Industry Group Co Ltd (144A)	1,200	4,361
Hanon Systems	213	2,429
Hyundai Mobis Co Ltd	60	12,334
Motherson Sumi Systems Ltd	10,360	36,705
		109,564
Automobiles – 2.7%
Dongfeng Motor Group Co Ltd	2,000	2,059
Eicher Motors Ltd	44	14,682
Hero MotoCorp Ltd	425	17,199
Hyundai Motor Co	445	51,959
Kia Motors Corp	452	14,305
Mahindra & Mahindra Ltd	3,430	40,742
Maruti Suzuki India Ltd	571	57,885
		198,831
Banks – 21.4%
Abu Dhabi Commercial Bank PJSC	19,932	43,034
Banco de Chile	956,298	145,694
Banco Santander Chile	242,061	19,376
Bancolombia SA	696	7,501
Bank Central Asia Tbk PT	76,600	124,154
Bank Mandiri Persero Tbk PT	83,000	37,461
Bank Negara Indonesia Persero Tbk PT	6,400	3,179
BDO Unibank Inc	7,570	16,788
Chang Hwa Commercial Bank Ltd	49,140	30,420
China Development Financial Holding Corp	2,000	747
Commercial Bank PQSC	2,825	31,354
Credicorp Ltd	200	44,616
CTBC Financial Holding Co Ltd	21,240	16,001
Dubai Islamic Bank PJSC	46,961	68,916
E.Sun Financial Holding Co Ltd	66,334	48,994
First Abu Dhabi Bank PJSC	35,762	139,235
First Financial Holding Co Ltd	140,043	95,408
Grupo Financiero Banorte SAB de CV	800	5,785
Hong Leong Bank Bhd	5,200	25,868
Hua Nan Financial Holdings Co Ltd	65,260	39,544
Industrial Bank of Korea	25	344
Kasikornbank PCL	3,600	24,275
Komercni banka as	483	19,839
Krung Thai Bank PCL	57,500	35,926
Malayan Banking Bhd	46,600	110,277
Masraf Al Rayan QSC	2,423	24,962
Mega Financial Holding Co Ltd	19,000	17,114
Moneta Money Bank AS	13,522	49,809
OTP Bank Nyrt PLC	45	1,669
Public Bank Bhd	32,700	197,607
Qatar Islamic Bank SAQ	262	10,077
Qatar National Bank QPSC	458	22,271
Sberbank of Russia PJSC (ADR)	1,466	18,589
Siam Commercial Bank PCL	1,200	5,530
SinoPac Financial Holdings Co Ltd	76,500	27,938
Taishin Financial Holding Co Ltd	14,138	6,830
Taiwan Cooperative Financial Holding Co Ltd	152,015	92,610
		1,609,742
Beverages – 1.6%
Arca Continental SAB de CV	3,100	20,027
China Resources Beer Holdings Co Ltd	14,000	56,248
Cia Cervecerias Unidas SA	2,998	41,808
Fomento Economico Mexicano SAB de CV	300	2,969
United Spirits Ltd*	213	1,511
		122,563
Biotechnology – 0.4%
3SBio Inc (144A)	1,500	2,522

Shares		Value
Common Stocks – (continued)
Biotechnology – (continued)
Medy-Tox Inc	51	$28,464
		30,986
Chemicals – 2.6%
Asian Paints Ltd	568	10,135
Formosa Chemicals & Fibre Corp	1,000	4,192
Formosa Plastics Corp	2,000	7,664
Indorama Ventures PCL	14,900	27,191
Mexichem SAB de CV	3,100	10,663
Nan Ya Plastics Corp	2,000	5,555
Petronas Chemicals Group Bhd	33,900	76,699
Pidilite Industries Ltd	566	8,167
PTT Global Chemical PCL	14,400	36,189
Sinopec Shanghai Petrochemical Co Ltd	12,000	7,328
		193,783
Commercial Services & Supplies – 0.2%
China Everbright International Ltd	17,000	14,681
Construction & Engineering – 0.3%
China Railway Group Ltd	5,000	4,957
GS Engineering & Construction Corp	419	19,758
		24,715
Construction Materials – 0.5%
Shree Cement Ltd	22	5,127
Taiwan Cement Corp	26,400	35,539
		40,666
Consumer Finance – 0.6%
Bajaj Finance Ltd	185	5,533
Mahindra & Mahindra Financial Services Ltd	60	331
Shriram Transport Finance Co Ltd	2,528	40,142
		46,006
Diversified Consumer Services – 0.1%
New Oriental Education & Technology Group Inc (ADR)*	100	7,401
TAL Education Group (ADR)*	100	2,571
		9,972
Diversified Financial Services – 0%
Ayala Corp	35	601
Fubon Financial Holding Co Ltd	1,000	1,697
		2,298
Diversified Telecommunication Services – 6.0%
China Telecom Corp Ltd	18,000	8,945
Chunghwa Telecom Co Ltd	87,000	313,452
Emirates Telecommunications Group Co PJSC	14,846	67,502
Hellenic Telecommunications Organization SA	1,890	23,192
Telekomunikasi Indonesia Persero Tbk PT	147,300	35,985
		449,076
Electric Utilities – 3.7%
CEZ AS	4,071	104,163
Enel Chile SA	29,788	3,001
Equatorial Energia SA	1,000	14,229
Interconexion Electrica SA ESP	4,983	22,526
Power Grid Corp of India Ltd	7,412	19,266
Tenaga Nasional Bhd	30,100	112,484
		275,669
Electrical Equipment – 0.1%
Fullshare Holdings Ltd*	15,000	7,205
Zhuzhou CRRC Times Electric Co Ltd	300	1,713
		8,918
Electronic Equipment, Instruments & Components – 0.2%
Walsin Technology Corp	1,000	6,977
WPG Holdings Ltd	3,680	4,861
		11,838
Energy Equipment & Services – 1.0%
Dialog Group Bhd	92,700	78,202
Equity Real Estate Investment Trusts (REITs) – 0.2%
Fibra Uno Administracion SA de CV	4,800	6,313
Growthpoint Properties Ltd	5,599	9,202
		15,515
Food & Staples Retailing – 4.2%
Berli Jucker PCL	26,200	48,218
BIM Birlesik Magazalar AS	205	2,768
CP ALL PCL	86,600	184,825
E-MART Inc	50	9,354
Pick n Pay Stores Ltd	436	2,122
President Chain Store Corp	3,000	35,227

Shares		Value
Common Stocks – (continued)
Food & Staples Retailing – (continued)
Sun Art Retail Group Ltd	11,500	$14,956
Wal-Mart de Mexico SAB de CV	4,700	14,325
X5 Retail Group NV (GDR)	133	3,006
		314,801
Food Products – 5.9%
Britannia Industries Ltd	656	52,705
Charoen Pokphand Foods PCL	8,300	6,482
Gruma SAB de CV	740	9,462
Grupo Bimbo SAB de CV	1,800	3,839
IOI Corp Bhd	39,600	43,458
Kuala Lumpur Kepong Bhd	9,700	58,524
Nestle India Ltd	201	26,898
Nestle Malaysia Bhd	700	24,772
Orion Corp/Republic of Korea	578	54,981
PPB Group Bhd	17,020	69,035
Sime Darby Plantation Bhd	32,100	41,124
Tingyi Cayman Islands Holding Corp	10,000	18,370
Uni-President Enterprises Corp	1,000	2,610
Universal Robina Corp	1,370	3,665
Want Want China Holdings Ltd	28,000	23,572
		439,497
Gas Utilities – 1.9%
China Gas Holdings Ltd	14,600	41,313
China Resources Gas Group Ltd	6,000	24,413
ENN Energy Holdings Ltd	5,000	43,434
GAIL India Ltd	4,009	20,962
Infraestructura Energetica Nova SAB de CV	2,000	9,940
Petronas Gas Bhd	200	914
		140,976
Health Care Providers & Services – 1.9%
Bangkok Dusit Medical Services PCL	80,200	63,257
Bumrungrad Hospital PCL	100	575
IHH Healthcare Bhd	18,200	22,921
Netcare Ltd	15,979	27,371
Shanghai Pharmaceuticals Holding Co Ltd	1,600	3,998
Sinopharm Group Co Ltd	4,400	21,528
		139,650
Hotels, Restaurants & Leisure – 1.8%
Jollibee Foods Corp	9,930	47,242
Kangwon Land Inc	438	11,334
Minor International PCL	17,800	22,573
OPAP SA	3,361	35,272
Yum China Holdings Inc	600	21,066
		137,487
Household Products – 1.4%
Hindustan Unilever Ltd	2,460	54,588
Kimberly-Clark de Mexico SAB de CV	12,400	22,068
Unilever Indonesia Tbk PT	8,700	27,458
		104,114
Independent Power and Renewable Electricity Producers – 0.8%
CGN Power Co Ltd (144A)	22,000	5,227
China Longyuan Power Group Corp Ltd	7,000	5,884
China Resources Power Holdings Co Ltd	6,000	10,608
Colbun SA	30,394	6,564
Huaneng Power International Inc	8,000	5,263
NTPC Ltd	10,683	24,592
		58,138
Industrial Conglomerates – 1.1%
Alfa SAB de CV	2,400	3,095
Bidvest Group Ltd	106	1,387
Far Eastern New Century Corp	2,000	2,339
Industries Qatar QSC	522	17,883
SM Investments Corp	3,360	56,228
		80,932
Information Technology Services – 2.3%
HCL Technologies Ltd	222	3,332
Infosys Ltd	5,208	52,455
Tata Consultancy Services Ltd	1,888	56,880
Tech Mahindra Ltd	5,315	54,666
Wipro Ltd	1,171	5,234
		172,567
Insurance – 0.6%
Bajaj Finserv Ltd	74	6,132

Shares		Value
Common Stocks – (continued)
Insurance – (continued)
Cathay Financial Holding Co Ltd	1,000	$1,720
China Life Insurance Co Ltd/Taiwan	6,360	6,395
DB Insurance Co Ltd	153	10,043
Hyundai Marine & Fire Insurance Co Ltd	220	8,321
Samsung Fire & Marine Insurance Co Ltd	60	15,364
		47,975
Internet & Direct Marketing Retail – 0.2%
CJ ENM Co Ltd	83	18,559
Internet Software & Services – 1.2%
Tencent Holdings Ltd	2,100	86,705
Machinery – 1.2%
Ashok Leyland Ltd	6,773	11,129
China Conch Venture Holdings Ltd	23,000	80,213
		91,342
Marine – 0.1%
MISC Bhd	4,100	6,006
Media – 0.3%
Grupo Televisa SAB	1,800	6,401
Zee Entertainment Enterprises Ltd	2,598	15,721
		22,122
Metals & Mining – 2.4%
China Steel Corp	5,000	4,176
Eregli Demir ve Celik Fabrikalari TAS	6,778	12,408
JSW Steel Ltd	5,099	26,848
MMC Norilsk Nickel PJSC (ADR)	2,526	43,700
Novolipetsk Steel OJSC (GDR)	2,307	62,174
Severstal PJSC (GDR)	1,934	32,201
		181,507
Multiline Retail – 0.8%
Lotte Shopping Co Ltd	38	7,178
SACI Falabella	1,997	16,262
Shinsegae Inc	108	35,299
		58,739
Multi-Utilities – 0%
Qatar Electricity & Water Co QSC	34	1,789
Oil, Gas & Consumable Fuels – 7.4%
Bharat Petroleum Corp Ltd	1,744	9,002
CNOOC Ltd	4,000	7,920
Coal India Ltd	8,457	31,065
Empresas COPEC SA	1,102	17,032
Gazprom PJSC (ADR)	658	3,290
Indian Oil Corp Ltd	423	895
IRPC PCL	220,400	46,357
Kunlun Energy Co Ltd	4,000	4,655
LUKOIL PJSC (ADR)	1,120	85,904
Novatek PJSC (GDR)	271	49,864
Petronet LNG Ltd	213	660
PTT Exploration & Production PCL	3,600	17,260
PTT PCL	11,300	18,962
Reliance Industries Ltd	5,163	89,605
Rosneft Oil Co PJSC (GDR)*	2,282	17,133
S-Oil Corp	28	3,459
Tatneft PJSC (ADR)	1,079	82,544
Thai Oil PCL	24,500	67,066
Tupras Turkiye Petrol Rafinerileri AS	92	2,049
United Tractors Tbk PT	800	1,772
		556,494
Paper & Forest Products – 0.9%
Empresas CMPC SA	1,083	4,373
Fibria Celulose SA	900	16,832
Mondi Ltd	671	18,444
Sappi Ltd	1,551	9,739
Suzano Papel e Celulose SA	1,800	21,432
		70,820
Personal Products – 2.1%
Dabur India Ltd	7,694	45,315
Godrej Consumer Products Ltd	1,129	11,973
Hengan International Group Co Ltd	7,500	69,176
LG Household & Health Care Ltd	23	26,461
Marico Ltd	654	3,005
		155,930
Pharmaceuticals – 2.2%
Aurobindo Pharma Ltd	344	3,533

Shares		Value
Common Stocks – (continued)
Pharmaceuticals – (continued)
China Medical System Holdings Ltd	3,000	$4,170
China Resources Pharmaceutical Group Ltd (144A)	10,000	15,866
Cipla Ltd/India	798	7,201
CSPC Pharmaceutical Group Ltd	48,000	101,912
Dr Reddy's Laboratories Ltd	145	5,063
Piramal Enterprises Ltd	102	3,236
Richter Gedeon Nyrt	938	17,561
Sun Pharmaceutical Industries Ltd	793	6,819
		165,361
Real Estate Management & Development – 1.4%
Aldar Properties PJSC	64,774	32,273
Central Pattana PCL	25,700	65,979
SM Prime Holdings Inc	4,700	3,145
		101,397
Semiconductor & Semiconductor Equipment – 0.8%
SK Hynix Inc	761	50,157
United Microelectronics Corp	16,000	8,464
		58,621
Technology Hardware, Storage & Peripherals – 0.3%
Asustek Computer Inc	2,000	17,294
Lenovo Group Ltd	6,000	4,384
		21,678
Textiles, Apparel & Luxury Goods – 1.5%
ANTA Sports Products Ltd	10,000	47,969
Eclat Textile Co Ltd	1,000	12,381
Shenzhou International Group Holdings Ltd	4,000	51,304
		111,654
Tobacco – 1.5%
Gudang Garam Tbk PT	3,400	16,897
Hanjaya Mandala Sampoerna Tbk PT	124,600	32,195
ITC Ltd	5,350	21,977
KT&G Corp	455	42,665
		113,734
Transportation Infrastructure – 2.6%
Airports of Thailand PCL	44,700	90,561
Bangkok Expressway & Metro PCL	235,600	63,400
DP World Ltd	243	4,641
Grupo Aeroportuario del Pacifico SAB de CV	500	5,467
Grupo Aeroportuario del Sureste SAB de CV	140	2,863
Malaysia Airports Holdings Bhd	6,000	12,908
Promotora y Operadora de Infraestructura SAB de CV	1,675	17,822
		197,662
Water Utilities – 0.6%
Guangdong Investment Ltd	24,000	42,617
Wireless Telecommunication Services – 6.8%
Advanced Info Service PCL	2,000	12,434
Axiata Group Bhd	15,300	16,864
Bharti Airtel Ltd	1,813	8,468
China Mobile Ltd	500	4,928
DiGi.Com Bhd	25,600	29,826
Far EasTone Telecommunications Co Ltd	69,000	164,528
Maxis Bhd	20,800	29,362
PLDT Inc	400	9,996
Taiwan Mobile Co Ltd	66,000	236,710
Turkcell Iletisim Hizmetleri AS	268	513
		513,629
Total Common Stocks (cost $7,123,004)		7,475,509
Preferred Stocks – 0.7%
Automobiles – 0.5%
Hyundai Motor Co	425	30,004
Hyundai Motor Co (2nd Pref)	87	6,644
		36,648
Banks – 0.1%
Bancolombia SA	814	8,608
Diversified Telecommunication Services – 0%
Telefonica Brasil SA	200	1,942
Food Products – 0%
China Huishan Dairy Holdings Co Ltd*,¢	55,000	0
Oil, Gas & Consumable Fuels – 0%
Surgutneftegas PJSC (ADR)	300	1,710

Shares		Value
Preferred Stocks – (continued)
Semiconductor & Semiconductor Equipment – 0.1%
Hanergy Thin Film Power Group Ltd*,¢	52,000	$2,126
Total Preferred Stocks (cost $109,689)		51,034
Total Investments (total cost $7,232,693) – 100.3%		7,526,543
Liabilities, net of Cash, Receivables and Other Assets – (0.3)%		(20,702)
Net Assets – 100%		$7,505,841

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
Taiwan	$1,247,387	16.6%
Malaysia	956,851	12.7
China	934,003	12.4
India	920,684	12.2
Thailand	837,060	11.1
South Korea	473,013	6.3
Russia	400,115	5.3
United Arab Emirates	355,601	4.7
Indonesia	279,101	3.7
Chile	254,110	3.4
Czech Republic	173,811	2.3
Mexico	141,039	1.9
Philippines	137,665	1.8
Qatar	108,336	1.5
South Africa	68,265	0.9
Brazil	60,819	0.8
Greece	58,464	0.8
Peru	44,616	0.6
Colombia	38,635	0.5
Hungary	19,230	0.3
Turkey	17,738	0.2

Total	$7,526,543	100.0%

Schedules of Affiliated Investments – (% of Net Assets)

	Dividend Income	Realized Gain/(Loss)	Change in Unrealized Appreciation/ Depreciation	Value at 9/30/18
Investment Companies - N/A
Money Markets - N/A
Janus Henderson Cash Liquidity Fund LLC, 2.0479%ºº	$60	$-	$-	$-

	Share Balance at 6/30/18	Purchases	Sales	Share Balance at 9/30/18
Investment Companies - N/A
Money Markets - N/A
Janus Henderson Cash Liquidity Fund LLC, 2.0479%ºº	-	254,019	(254,019)	-

Notes to Schedule of Investments (unaudited)

ADR	American Depositary Receipt
GDR	Global Depositary Receipt
LLC	Limited Liability Company
OJSC	Open Joint Stock Company
PCL	Public Company Limited
PJSC	Private Joint Stock Company
PLC	Public Limited Company

144A

Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Unless otherwise noted, these securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 144A securities as of the period ended September 30, 2018 is $27,976, which represents 0.4% of net assets.

*	Non-income producing security.

ºº	Rate shown is the 7-day yield as of September 30, 2018.

¢	Security is valued using significant unobservable inputs.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of September 30, 2018.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs

Assets
Investments in Securities:
Common Stocks
Electronic Equipment, Instruments & Components	$6,977	$4,861	$-
All Other	7,463,671	-	-
Preferred Stocks
Food Products	-	-	0
Oil, Gas & Consumable Fuels	1,710	-	-
Semiconductor & Semiconductor Equipment	-	-	2,126
All Other	-	47,198	-
Total Assets	$7,472,358	$52,059	$2,126

Organization and Significant Accounting Policies

Janus Henderson Emerging Markets Managed Volatility Fund (the “Fund”) is a series of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 48 funds, each of which offers multiple share classes, with differing investment objectives and policies. The Fund seeks long-term growth of capital. The Fund is classified as diversified, as defined in the 1940 Act.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of September 30, 2018 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments.

The Fund did not hold a significant amount of Level 3 securities as of September 30, 2018.

The Fund recognizes transfers between the levels as of the beginning of the fiscal year. The following describes the amounts of transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the period.

Financial assets of $8,126,419 were transferred out of Level 2 to Level 1 since certain foreign equity prices were applied a fair valuation adjustment factor at the end of the prior fiscal year and no factor was applied at the end of the current period.

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Additional Investment Risk

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) of 2010 provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt of countries such as Greece, Italy, Spain, Portugal, and Ireland. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more "bailouts" from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (known as “Brexit”). There is considerable uncertainty about how Brexit will be conducted, how negotiations of necessary treaties and trade agreements will proceed, or how financial markets will react. In addition, one or more other countries may also abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Emerging Market Investing

To the extent that emerging markets may be included in its benchmark index, the Fund may invest in securities of issuers or companies from or with exposure to one or more “developing countries” or “emerging market countries.” To the extent that the Fund invests a significant amount of its assets in one or more of these countries, its returns and net asset value may be affected to a large degree by events and economic conditions in such countries. The risks of foreign investing are heightened when investing in emerging markets, which may result in the price of investments in emerging markets experiencing sudden and sharp price swings. In many developing markets, there is less government supervision and regulation of business and industry practices (including the potential lack of strict finance and accounting controls and standards), stock exchanges, brokers, and listed companies, making these investments potentially more volatile in price and less liquid than investments in developed securities markets, resulting in greater risk to investors. There is a risk in developing countries that a future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, seizure, nationalization, sanctions or imposition of restrictions by various governmental entities on investment and trading, or creation of government monopolies, any of which may have a detrimental effect on the Fund’s investments. In addition, the Fund’s investments may be denominated in foreign currencies and therefore, changes in the value of a country’s currency compared to the U.S. dollar may affect the value of the Fund’s investments. To the extent that the Fund invests a significant portion of its assets in the securities of issuers in or companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region, which could have a negative impact on the Fund’s performance.

Real Estate Investing

To the extent that real estate-related securities may be included in the Fund’s named benchmark index, INTECH’s mathematical investment process may select equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Transactions with Affiliates

Pursuant to the provisions of the 1940 Act and related rules, the Fund may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Fund may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Fund is eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Henderson Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Henderson Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered product compliant with Rule 2a-7 under the 1940 Act. There are no restrictions on the Fund's ability to withdraw investments from Janus Henderson Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Fund to Janus Henderson Cash Liquidity Fund LLC. The units of Janus Henderson Cash Liquidity Fund LLC are not charged any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the period ended September 30, 2018 can be found in the “Schedules of Affiliated Investments” located in the Schedule of Investments.

Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to September 30, 2018 and through the date of issuance of the Fund's filing and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s filing.

Janus Henderson Flexible Bond Fund

Schedule of Investments (unaudited)

September 30, 2018

Shares or Principal Amounts		Value
Asset-Backed/Commercial Mortgage-Backed Securities – 16.3%
AmeriCredit Automobile Receivables 2016-1, 3.5900%, 2/8/22	$15,290,000	$15,345,119
AmeriCredit Automobile Receivables Trust 2015-2, 3.0000%, 6/8/21	10,514,000	10,513,533
Angel Oak Mortgage Trust I LLC 2018-2,
ICE LIBOR USD 3 Month + 1.2400%, 3.6740%, 7/27/48 (144A)‡	4,236,675	4,236,508
Applebee's Funding LLC / IHOP Funding LLC, 4.2770%, 9/5/44 (144A)	36,751,770	36,210,593
Arroyo Mortgage Trust 2018-1,
ICE LIBOR USD 3 Month + 1.2400%, 3.7630%, 4/25/48 (144A)‡	7,282,889	7,285,125
Atrium IX, ICE LIBOR USD 3 Month + 1.2400%, 3.5514%, 5/28/30 (144A)‡	10,480,600	10,497,055
Bain Capital Credit CLO 2018-1,
ICE LIBOR USD 3 Month + 0.9600%, 3.3216%, 4/23/31 (144A)‡	23,973,000	23,872,074
BAMLL Commercial Mortgage Securities Trust 2013-WBRK,
ICE LIBOR USD 3 Month + 1.2400%, 3.6521%, 3/10/37 (144A)‡	14,418,000	14,120,887
BAMLL Commercial Mortgage Securities Trust 2014-FL1,
ICE LIBOR USD 1 Month + 5.5000%, 4.3765%, 12/15/31 (144A)‡	6,509,780	6,355,373
BAMLL Commercial Mortgage Securities Trust 2014-FL1,
ICE LIBOR USD 1 Month + 4.0000%, 5.0048%, 12/15/31 (144A)‡	1,638,000	1,626,878
BBCMS 2018-TALL Mortgage Trust,
ICE LIBOR USD 1 Month + 0.7220%, 2.8804%, 3/15/37 (144A)‡	59,194,000	59,156,950
BBCMS Trust 2015-SRCH, 4.1970%, 8/10/35 (144A)	16,847,000	17,157,369
Bean Creek CLO Ltd,
ICE LIBOR USD 3 Month + 1.0200%, 3.3675%, 4/20/31 (144A)‡	15,126,000	15,093,555
BHMS 2018-ATLS, ICE LIBOR USD 1 Month + 1.2500%, 3.4084%, 7/15/35 (144A)‡	13,898,000	13,911,958
BXP Trust 2017-GM, 3.3790%, 6/13/39 (144A)	8,105,000	7,834,505
Caesars Palace Las Vegas Trust 2017-VICI C, 4.1384%, 10/15/34 (144A)	9,999,000	10,025,754
Caesars Palace Las Vegas Trust 2017-VICI D,
ICE LIBOR USD 3 Month + 1.2400%, 4.4991%, 10/15/34 (144A)‡	11,412,000	11,425,928
Caesars Palace Las Vegas Trust 2017-VICI E,
ICE LIBOR USD 3 Month + 1.2400%, 4.4991%, 10/15/34 (144A)‡	15,536,000	15,252,686
Carlyle Global Market Strategies CLO 2014-2R Ltd,
ICE LIBOR USD 3 Month + 1.0500%, 3.3638%, 5/15/31 (144A)‡	22,443,000	22,370,823
Carlyle Global Market Strategies CLO 2016-1 Ltd,
ICE LIBOR USD 3 Month + 1.4500%, 4.9000%, 4/20/27 (144A)‡	9,568,000	9,567,818
Carlyle Global Market Strategies CLO 2016-2 Ltd,
ICE LIBOR USD 3 Month + 1.5000%, 3.8500%, 7/15/27 (144A)‡	6,999,000	6,998,923
Carlyle US CLO 2018-1 Ltd,
ICE LIBOR USD 3 Month + 1.0200%, 3.0752%, 4/20/31 (144A)‡	28,970,328	28,886,256
CIFC Funding 2013-IV Ltd,
ICE LIBOR USD 3 Month + 1.0600%, 3.1463%, 4/27/31 (144A)‡	8,579,296	8,537,970
CIFC Funding 2018-I Ltd,
ICE LIBOR USD 3 Month + 1.0000%, 3.1572%, 4/18/31 (144A)‡	10,431,000	10,369,384
CIFC Funding 2018-II Ltd,
ICE LIBOR USD 3 Month + 1.0400%, 3.0929%, 4/20/31 (144A)‡	17,423,000	17,375,923
Credit Acceptance Auto Loan Trust 2018-2, 3.4700%, 5/17/27 (144A)	9,414,000	9,406,851
Credit Acceptance Auto Loan Trust 2018-2, 3.9400%, 7/15/27 (144A)	6,241,000	6,227,571
Credit Acceptance Auto Loan Trust 2018-2, 4.1600%, 9/15/27 (144A)	3,090,000	3,090,180
CSMLT 2015-2 Trust,
ICE LIBOR USD 3 Month + 1.2400%, 3.5000%, 8/25/45 (144A)‡	8,418,980	8,315,056
Drive Auto Receivables Trust 2017-1, 3.8400%, 3/15/23	1,571,000	1,577,162
Drive Auto Receivables Trust 2017-A, 4.1600%, 5/15/24 (144A)	9,168,000	9,259,400
Dryden 41 Senior Loan Fund,
ICE LIBOR USD 3 Month + 0.9700%, 3.3092%, 4/15/31 (144A)‡	14,318,000	14,221,253
Dryden 55 CLO Ltd,
ICE LIBOR USD 3 Month + 1.0200%, 3.0613%, 4/15/31 (144A)‡	8,547,000	8,526,957
Dryden 64 CLO Ltd,
ICE LIBOR USD 3 Month + 0.9700%, 3.1895%, 4/18/31 (144A)‡	21,204,000	21,176,859
Evergreen Credit Card Trust, 2.9500%, 3/15/23 (144A)	5,308,000	5,269,809
Exeter Automobile Receivables Trust 2018-2, 3.6900%, 3/15/23 (144A)	7,100,000	7,082,890
Fannie Mae Connecticut Avenue Securities,
ICE LIBOR USD 1 Month + 2.6000%, 4.8158%, 5/25/24‡	7,554,571	8,035,782
Fannie Mae Connecticut Avenue Securities,
ICE LIBOR USD 1 Month + 3.0000%, 5.2158%, 7/25/24‡	36,914,877	39,576,908
Fannie Mae Connecticut Avenue Securities,
ICE LIBOR USD 1 Month + 4.0000%, 6.2158%, 5/25/25‡	6,265,328	6,890,335
Fannie Mae REMICS, 3.0000%, 5/25/48	22,543,254	21,537,141
Flagship Credit Auto Trust 2016-3, 2.7200%, 7/15/22 (144A)	6,925,000	6,856,719
Flatiron CLO 18 Ltd,
ICE LIBOR USD 3 Month + 0.9500%, 3.4174%, 4/17/31 (144A)‡	11,323,000	11,244,860
Freddie Mac Structured Agency Credit Risk Debt Notes,
ICE LIBOR USD 1 Month + 4.5000%, 6.7158%, 2/25/24‡	26,584,690	30,733,816

Shares or Principal Amounts		Value
Asset-Backed/Commercial Mortgage-Backed Securities – (continued)
Freddie Mac Structured Agency Credit Risk Debt Notes,
ICE LIBOR USD 1 Month + 3.6000%, 5.8158%, 4/25/24‡	$19,246,974	$21,386,779
J.P. Morgan Chase Commercial Mortgage Securities Trust 2016-WIKI,
3.5537%, 10/5/31 (144A)	3,287,000	3,238,727
J.P. Morgan Chase Commercial Mortgage Securities Trust 2016-WIKI,
ICE LIBOR USD 3 Month + 1.2400%, 4.1426%, 10/5/31 (144A)‡	5,041,000	4,956,711
JP Morgan Chase Commercial Mortgage Securities Trust 2010-C2 E,
ICE LIBOR USD 3 Month + 1.2400%, 5.8281%, 11/15/43 (144A)‡	7,751,000	7,681,700
JP Morgan Chase Commercial Mortgage Securities Trust 2015-UES,
ICE LIBOR USD 3 Month + 1.2400%, 3.7417%, 9/5/32 (144A)‡	9,882,000	9,743,165
JP Morgan Mortgage Trust 2018-8,
ICE LIBOR USD 3 Month + 1.2400%, 4.0000%, 1/25/49 (144A)‡	4,531,664	4,473,781
LCM XIV LP, ICE LIBOR USD 3 Month + 1.0400%, 3.4398%, 7/20/31 (144A)‡	6,054,537	6,043,827
LCM XVIII LP, ICE LIBOR USD 3 Month + 1.0200%, 3.3675%, 4/20/31 (144A)‡	26,801,000	26,758,628
loanDepot Station Place Agency Securitization Trust 2017-1,
ICE LIBOR USD 1 Month + 0.8000%, 3.0158%, 11/25/50 (144A)‡,§	25,337,000	25,261,648
loanDepot Station Place Agency Securitization Trust 2017-1,
ICE LIBOR USD 1 Month + 1.0000%, 3.2158%, 11/25/50 (144A)‡,§	5,100,000	5,087,770
Magnetite VIII Ltd,
ICE LIBOR USD 3 Month + 0.9800%, 3.3192%, 4/15/31 (144A)‡	26,736,000	26,672,181
Magnetite XV Ltd, ICE LIBOR USD 3 Month + 1.0100%, 3.3453%, 7/25/31 (144A)‡	13,976,310	13,960,601
New Residential Mortgage Loan Trust 2017-3,
ICE LIBOR USD 3 Month + 1.2400%, 4.0000%, 4/25/57 (144A)‡	8,478,391	8,515,402
New Residential Mortgage Loan Trust 2018-2,
ICE LIBOR USD 3 Month + 1.2400%, 4.5000%, 2/25/58 (144A)‡	7,956,297	8,107,499
Octagon Investment Partners 36 Ltd,
ICE LIBOR USD 3 Month + 0.9700%, 3.3092%, 4/15/31 (144A)‡	27,731,000	27,589,211
OneMain Direct Auto Receivables Trust 2018-1, 3.8500%, 10/14/25 (144A)	2,548,000	2,554,936
OneMain Direct Auto Receivables Trust 2018-1, 4.4000%, 1/14/28 (144A)	2,767,000	2,764,011
OSCAR US Funding Trust V, 2.7300%, 12/15/20 (144A)	5,402,000	5,392,925
OSCAR US Funding Trust V, 2.9900%, 12/15/23 (144A)	6,744,000	6,681,787
PFS Financing Corp, 2.4000%, 10/17/22 (144A)	5,633,000	5,528,339
Prosper Marketplace Issuance Trust Series 2018-1, 3.1100%, 6/17/24 (144A)	9,174,147	9,174,141
Prosper Marketplace Issuance Trust Series 2018-1, 3.9000%, 6/17/24 (144A)	9,490,000	9,489,161
Santander Drive Auto Receivables Trust 2015-1, 3.2400%, 4/15/21	10,781,000	10,792,683
Santander Drive Auto Receivables Trust 2015-4, 3.5300%, 8/16/21	17,839,000	17,893,853
Santander Drive Auto Receivables Trust 2016-3, 4.2900%, 2/15/24	13,359,000	13,446,497
Santander Drive Auto Receivables Trust 2018-1, 4.3700%, 5/15/25 (144A)	21,900,000	21,492,097
Sequoia Mortgage Trust 2018-7 A19,
ICE LIBOR USD 3 Month + 1.2400%, 4.0000%, 9/25/48 (144A)‡	4,417,242	4,372,283
Sequoia Mortgage Trust 2018-7 A4,
ICE LIBOR USD 3 Month + 1.2400%, 4.0000%, 9/25/48 (144A)‡	5,592,564	5,603,979
Sequoia Mortgage Trust 2018-CH2,
ICE LIBOR USD 3 Month + 1.2400%, 4.0000%, 6/25/48 (144A)‡	18,402,982	18,526,442
Sequoia Mortgage Trust 2018-CH3,
ICE LIBOR USD 3 Month + 1.2400%, 4.0000%, 8/25/48 (144A)‡	8,234,560	8,276,219
Sounds Point CLO IV-R LTD,
ICE LIBOR USD 3 Month + 1.1500%, 3.6514%, 4/18/31 (144A)‡	14,060,000	14,061,786
Starwood Retail Property Trust 2014-STAR,
ICE LIBOR USD 1 Month + 2.5000%, 4.6584%, 11/15/27 (144A)‡	5,170,000	5,124,829
Starwood Retail Property Trust 2014-STAR,
ICE LIBOR USD 1 Month + 3.2500%, 5.4084%, 11/15/27 (144A)‡	17,103,884	16,584,080
Starwood Retail Property Trust 2014-STAR,
ICE LIBOR USD 1 Month + 4.1500%, 6.3084%, 11/15/27 (144A)‡	1,487,148	1,413,481
Station Place Securitization Trust 2018-7,
ICE LIBOR USD 1 Month + 0.8500%, 2.9159%, 9/24/19 (144A)‡	28,759,000	28,759,000
Towd Point Mortgage Trust 2015-3,
ICE LIBOR USD 3 Month + 1.2400%, 3.5000%, 3/25/54 (144A)‡	495,733	494,858
Towd Point Mortgage Trust 2018-3,
ICE LIBOR USD 3 Month + 1.2400%, 3.7500%, 5/25/58 (144A)‡	5,851,328	5,853,463
Towd Point Mortgage Trust 2018-4,
ICE LIBOR USD 3 Month + 1.2400%, 3.0000%, 6/25/58 (144A)‡	9,696,920	9,408,457
Verizon Owner Trust 2016-2, 2.3600%, 5/20/21 (144A)	9,600,000	9,452,059
Voya CLO 2015-2 Ltd,
ICE LIBOR USD 3 Month + 1.5000%, 4.8300%, 7/23/27 (144A)‡	2,300,000	2,299,954
Voya CLO 2018-1 Ltd,
ICE LIBOR USD 3 Month + 0.9500%, 3.2931%, 4/19/31 (144A)‡	30,809,000	30,596,603
Voya CLO 2018-2 Ltd,
ICE LIBOR USD 3 Month + 1.0000%, 3.3740%, 7/15/31 (144A)‡	23,835,218	23,742,976
Wachovia Bank Commercial Mortgage Trust Series 2007-C30,
ICE LIBOR USD 3 Month + 1.2400%, 5.4130%, 12/15/43‡	4,641,511	4,663,269
Wachovia Bank Commercial Mortgage Trust Series 2007-C34,
ICE LIBOR USD 3 Month + 1.2400%, 6.3433%, 5/15/46‡	4,082,837	4,151,633
Westlake Automobile Receivables Trust 2018-1, 2.9200%, 5/15/23 (144A)	1,258,000	1,246,676

Shares or Principal Amounts		Value
Asset-Backed/Commercial Mortgage-Backed Securities – (continued)
Westlake Automobile Receivables Trust 2018-1, 3.4100%, 5/15/23 (144A)	$1,250,000	$1,240,182
Westlake Automobile Receivables Trust 2018-2, 3.2000%, 1/16/24 (144A)	2,426,000	2,422,725
Westlake Automobile Receivables Trust 2018-2, 3.5000%, 1/16/24 (144A)	4,147,000	4,141,942
WinWater Mortgage Loan Trust 2015-5,
ICE LIBOR USD 3 Month + 1.2400%, 3.5000%, 8/20/45 (144A)‡	24,777,549	24,596,576
Total Asset-Backed/Commercial Mortgage-Backed Securities (cost $1,138,435,187)		1,134,780,028
Bank Loans and Mezzanine Loans – 5.2%
Basic Industry – 0.6%
Axalta Coating Systems US Holdings Inc,
ICE LIBOR USD 3 Month + 1.7500%, 4.1361%, 6/1/24‡	40,395,515	40,459,744
Capital Goods – 0.4%
Reynolds Group Holdings Inc,
ICE LIBOR USD 3 Month + 2.7500%, 4.9922%, 2/5/23‡	29,696,617	29,821,342
Communications – 0.5%
Mission Broadcasting Inc,
ICE LIBOR USD 3 Month + 2.5000%, 4.6038%, 1/17/24‡	1,785,359	1,792,607
Nexstar Broadcasting Inc,
ICE LIBOR USD 3 Month + 2.5000%, 4.6038%, 1/17/24‡	12,725,853	12,777,520
Zayo Group LLC, ICE LIBOR USD 3 Month + 2.0000%, 4.2422%, 1/19/21‡	1,733,600	1,737,622
Zayo Group LLC, ICE LIBOR USD 3 Month + 2.2500%, 4.4922%, 1/19/24‡	16,045,977	16,113,049
		32,420,798
Consumer Cyclical – 1.5%
Golden Nugget Inc/NV, ICE LIBOR USD 3 Month + 2.7500%, 4.8567%, 10/4/23‡	23,767,028	23,848,074
Hilton Worldwide Finance LLC,
ICE LIBOR USD 3 Month + 1.7500%, 3.9658%, 10/25/23‡	45,816,808	46,019,318
KFC Holding Co, ICE LIBOR USD 3 Month + 1.7500%, 3.9147%, 4/3/25‡	29,212,681	29,231,085
Wyndham Hotels & Resorts Inc,
ICE LIBOR USD 3 Month + 1.7500%, 3.9922%, 5/30/25‡	6,503,000	6,520,623
		105,619,100
Consumer Non-Cyclical – 1.2%
Aramark Services Inc, ICE LIBOR USD 3 Month + 1.7500%, 4.0844%, 3/28/24‡	16,854,966	16,876,034
Bausch Health Cos Inc, ICE LIBOR USD 3 Month + 1.2400%, 5.1038%, 6/2/25‡	821,925	825,813
Gentiva Health Services Inc,
ICE LIBOR USD 3 Month + 3.7500%, 6.0000%, 7/2/25‡	30,378,162	30,719,916
IQVIA Inc, ICE LIBOR USD 3 Month + 2.0000%, 4.3861%, 3/7/24‡	4,527,412	4,539,862
Moffett Towers Phase II,
ICE LIBOR USD 1 Month + 2.8000%, 4.9590%, 6/15/21‡,§	25,406,488	25,255,583
Post Holdings Inc, ICE LIBOR USD 3 Month + 2.0000%, 4.2200%, 5/24/24‡	4,642,238	4,641,402
		82,858,610
Electric – 0.5%
NRG Energy Inc, ICE LIBOR USD 3 Month + 1.7500%, 4.1361%, 6/30/23‡	17,998,004	18,013,122
Vistra Operations Co LLC, ICE LIBOR USD 3 Month + 2.0000%, 0%, 8/4/23(a),‡	17,774,000	17,790,174
		35,803,296
Technology – 0.5%
CommScope Inc, ICE LIBOR USD 3 Month + 2.0000%, 4.2422%, 12/29/22‡	12,055,142	12,100,349
Microchip Technology Inc,
ICE LIBOR USD 3 Month + 2.0000%, 4.2500%, 5/29/25‡	18,714,384	18,718,314
SS&C European Holdings Sarl,
ICE LIBOR USD 3 Month + 2.2500%, 4.4922%, 4/16/25‡	856,204	856,743
SS&C Technologies Inc, ICE LIBOR USD 3 Month + 2.2500%, 4.4922%, 4/16/25‡	2,247,342	2,248,758
		33,924,164
Total Bank Loans and Mezzanine Loans (cost $360,541,069)		360,907,054
Corporate Bonds – 39.1%
Banking – 5.2%
Ally Financial Inc, 3.2500%, 11/5/18	10,297,000	10,292,881
Ally Financial Inc, 8.0000%, 12/31/18	5,442,000	5,496,420
Bank of America Corp, 2.5030%, 10/21/22	59,791,000	57,242,270
Citibank NA, ICE LIBOR USD 3 Month + 0.3200%, 2.6631%, 5/1/20‡	53,078,000	53,165,355
Citizens Financial Group Inc, 3.7500%, 7/1/24	6,800,000	6,519,844
Citizens Financial Group Inc, 4.3500%, 8/1/25	4,727,000	4,664,529
Citizens Financial Group Inc, 4.3000%, 12/3/25	24,715,000	24,358,007
First Republic Bank/CA, 4.6250%, 2/13/47	11,231,000	10,825,838
Goldman Sachs Capital I, 6.3450%, 2/15/34	26,275,000	30,471,150
JPMorgan Chase & Co, 2.2950%, 8/15/21	23,810,000	23,146,586
JPMorgan Chase & Co, 3.6250%, 12/1/27	13,189,000	12,431,158
JPMorgan Chase Bank NA, ICE LIBOR USD 3 Month + 0.3400%, 2.6749%, 4/26/21‡	35,797,000	35,829,392
JPMorgan Chase Bank NA, ICE LIBOR USD 3 Month + 0.3500%, 3.0860%, 4/26/21‡	18,763,000	18,711,740
Morgan Stanley, 3.9500%, 4/23/27	12,176,000	11,679,680
Royal Bank of Canada, ICE LIBOR USD 3 Month + 0.3900%, 2.7289%, 4/30/21‡	17,504,000	17,564,938
SVB Financial Group, 5.3750%, 9/15/20	15,122,000	15,666,672
US Bancorp, 2.3750%, 7/22/26	22,319,000	20,205,404
		358,271,864

Shares or Principal Amounts		Value
Corporate Bonds – (continued)
Basic Industry – 3.0%
Allegheny Technologies Inc, 5.9500%, 1/15/21	$22,853,000	$23,224,361
Anglo American Capital PLC, 4.1250%, 9/27/22 (144A)	3,458,000	3,456,321
CF Industries Inc, 4.5000%, 12/1/26 (144A)	7,267,000	7,214,858
CF Industries Inc, 5.3750%, 3/15/44	13,851,000	12,846,803
Freeport-McMoRan Inc, 3.1000%, 3/15/20	6,545,000	6,471,369
Freeport-McMoRan Inc, 3.5500%, 3/1/22	12,310,000	11,971,475
Freeport-McMoRan Inc, 3.8750%, 3/15/23	5,686,000	5,500,750
Freeport-McMoRan Inc, 4.5500%, 11/14/24#	9,276,000	8,997,720
Freeport-McMoRan Inc, 5.4500%, 3/15/43	16,445,000	14,923,838
Georgia-Pacific LLC, 3.1630%, 11/15/21 (144A)	31,854,000	31,417,969
Georgia-Pacific LLC, 3.6000%, 3/1/25 (144A)	12,301,000	12,175,357
Novelis Corp, 6.2500%, 8/15/24 (144A)	8,583,000	8,754,660
Reliance Steel & Aluminum Co, 4.5000%, 4/15/23	17,330,000	17,588,946
Steel Dynamics Inc, 4.1250%, 9/15/25	16,597,000	15,894,947
Steel Dynamics Inc, 5.0000%, 12/15/26	7,728,000	7,689,360
Teck Resources Ltd, 4.5000%, 1/15/21	1,642,000	1,658,420
Teck Resources Ltd, 8.5000%, 6/1/24 (144A)	15,560,000	17,010,970
Teck Resources Ltd, 6.2500%, 7/15/41	2,747,000	2,884,350
		209,682,474
Brokerage – 2.1%
Cboe Global Markets Inc, 3.6500%, 1/12/27	20,049,000	19,194,839
Charles Schwab Corp, ICE LIBOR USD 3 Month + 0.3200%, 2.6319%, 5/21/21‡	17,933,000	17,972,207
Charles Schwab Corp, 3.2500%, 5/21/21	5,796,000	5,796,313
Charles Schwab Corp, 3.0000%, 3/10/25	11,059,000	10,582,812
E*TRADE Financial Corp, 2.9500%, 8/24/22	20,012,000	19,350,081
E*TRADE Financial Corp, 3.8000%, 8/24/27	25,153,000	23,895,123
E*TRADE Financial Corp, 4.5000%, 6/20/28	6,942,000	6,942,690
Raymond James Financial Inc, 5.6250%, 4/1/24	9,363,000	10,100,201
Raymond James Financial Inc, 3.6250%, 9/15/26	11,052,000	10,563,701
Raymond James Financial Inc, 4.9500%, 7/15/46	18,607,000	18,878,808
		143,276,775
Capital Goods – 2.6%
Arconic Inc, 5.8700%, 2/23/22	2,933,000	3,064,985
Ardagh Packaging Finance PLC / Ardagh Holdings USA Inc,
4.2500%, 9/15/22 (144A)	2,974,000	2,935,338
Ball Corp, 4.3750%, 12/15/20	12,984,000	13,146,300
Eagle Materials Inc, 4.5000%, 8/1/26	1,459,000	1,455,320
HD Supply Inc, 5.7500%, 4/15/24 (144A)Ç	31,752,000	33,379,290
Huntington Ingalls Industries Inc, 5.0000%, 11/15/25 (144A)	30,588,000	31,642,674
Martin Marietta Materials Inc, 4.2500%, 7/2/24	8,988,000	9,039,315
Masonite International Corp, 5.6250%, 3/15/23 (144A)	5,244,000	5,361,990
Northrop Grumman Corp, 2.5500%, 10/15/22	21,327,000	20,545,738
Owens Corning, 4.2000%, 12/1/24	9,555,000	9,460,801
Owens Corning, 3.4000%, 8/15/26	4,860,000	4,454,822
United Technologies Corp, 3.9500%, 8/16/25	7,914,000	7,863,774
United Technologies Corp, 4.6250%, 11/16/48	5,670,000	5,670,360
Vulcan Materials Co, 4.5000%, 4/1/25	18,271,000	18,309,429
Wabtec Corp, 4.1500%, 3/15/24	4,481,000	4,440,274
Wabtec Corp, 4.7000%, 9/15/28	10,240,000	10,045,521
		180,815,931
Communications – 4.6%
AT&T Inc, 4.1000%, 2/15/28 (144A)	11,296,000	10,947,314
AT&T Inc, 5.2500%, 3/1/37	5,904,000	5,877,107
AT&T Inc, 4.7500%, 5/15/46	27,182,000	24,795,995
AT&T Inc, 4.5000%, 3/9/48	11,500,000	10,018,215
BellSouth LLC, 4.3330%, 4/26/19 (144A)	37,606,000	37,888,045
CCO Holdings LLC / CCO Holdings Capital Corp, 5.2500%, 3/15/21	14,655,000	14,746,594
Charter Communications Operating LLC / Charter Communications Operating Capital,
4.9080%, 7/23/25	19,411,000	19,701,278
Charter Communications Operating LLC / Charter Communications Operating Capital,
5.3750%, 5/1/47	9,022,000	8,600,390
Charter Communications Operating LLC / Charter Communications Operating Capital,
5.7500%, 4/1/48	9,509,000	9,503,127
Comcast Corp, 3.1500%, 3/1/26	15,170,000	14,316,591
Crown Castle International Corp, 5.2500%, 1/15/23	13,090,000	13,718,301
Crown Castle International Corp, 3.2000%, 9/1/24	12,189,000	11,592,381
CSC Holdings LLC, 5.3750%, 2/1/28 (144A)	5,401,000	5,157,955
T-Mobile USA Inc, 6.3750%, 3/1/25	1,269,000	1,322,044
UBM PLC, 5.7500%, 11/3/20 (144A)	19,128,000	19,399,520
Unitymedia GmbH, 6.1250%, 1/15/25 (144A)	15,241,000	16,003,050
Unitymedia Hessen GmbH & Co KG / Unitymedia NRW GmbH,

Shares or Principal Amounts		Value
Corporate Bonds – (continued)
Communications – (continued)
5.0000%, 1/15/25 (144A)	$16,542,000	$16,796,581
Verizon Communications Inc, 2.6250%, 8/15/26	24,690,000	22,374,511
Verizon Communications Inc, 4.3290%, 9/21/28 (144A)	23,278,000	23,410,848
Verizon Communications Inc, 4.8620%, 8/21/46	7,386,000	7,387,239
Viacom Inc, 5.8500%, 9/1/43	16,905,000	17,857,689
Warner Media LLC, 3.6000%, 7/15/25	11,736,000	11,240,884
		322,655,659
Consumer Cyclical – 3.1%
DR Horton Inc, 3.7500%, 3/1/19	11,646,000	11,660,620
DR Horton Inc, 4.0000%, 2/15/20	2,787,000	2,803,744
Ford Motor Co, 4.3460%, 12/8/26	10,716,000	10,089,890
Ford Motor Credit Co LLC, 4.6870%, 6/9/25	10,808,000	10,551,342
Ford Motor Credit Co LLC, 4.3890%, 1/8/26	2,337,000	2,225,897
Ford Motor Credit Co LLC, 3.8150%, 11/2/27	7,607,000	6,801,232
General Motors Co, 5.0000%, 10/1/28	20,551,000	20,285,688
General Motors Financial Co Inc, 3.1000%, 1/15/19	1,790,000	1,791,405
General Motors Financial Co Inc, 4.3500%, 1/17/27	6,628,000	6,329,589
IHS Markit Ltd, 5.0000%, 11/1/22 (144A)	11,495,000	11,835,252
IHS Markit Ltd, 4.7500%, 2/15/25 (144A)	16,754,000	17,026,085
IHS Markit Ltd, 4.0000%, 3/1/26 (144A)	11,996,000	11,478,673
MDC Holdings Inc, 5.5000%, 1/15/24	12,248,000	12,217,380
MGM Growth Properties Operating Partnership LP / MGP Finance Co-Issuer Inc,
5.6250%, 5/1/24	10,096,000	10,348,400
MGM Resorts International, 6.7500%, 10/1/20	20,717,000	21,778,746
MGM Resorts International, 6.6250%, 12/15/21	8,675,000	9,191,163
MGM Resorts International, 7.7500%, 3/15/22	3,115,000	3,414,912
MGM Resorts International, 6.0000%, 3/15/23	1,557,000	1,611,495
Service Corp International/US, 5.3750%, 5/15/24	9,777,000	9,972,540
Toll Brothers Finance Corp, 4.0000%, 12/31/18	5,695,000	5,690,444
Toll Brothers Finance Corp, 5.8750%, 2/15/22	4,630,000	4,849,925
Toll Brothers Finance Corp, 4.3750%, 4/15/23	3,170,000	3,142,263
Wyndham Destinations Inc, 4.1500%, 4/1/24	9,294,000	9,015,180
Wyndham Destinations Inc, 5.1000%, 10/1/25	4,785,000	4,773,038
Wyndham Destinations Inc, 4.5000%, 4/1/27	5,344,000	5,036,720
ZF North America Capital Inc, 4.5000%, 4/29/22 (144A)	3,193,000	3,232,402
		217,154,025
Consumer Non-Cyclical – 4.2%
Becton Dickinson and Co, 2.8940%, 6/6/22	10,065,000	9,784,180
Campbell Soup Co, 3.9500%, 3/15/25	8,689,000	8,397,829
Campbell Soup Co, 4.1500%, 3/15/28#	13,429,000	12,783,218
Campbell Soup Co, 4.8000%, 3/15/48	30,808,000	27,933,002
CVS Health Corp, 4.7500%, 12/1/22	8,410,000	8,709,104
CVS Health Corp, 4.1000%, 3/25/25	22,434,000	22,364,309
CVS Health Corp, 4.3000%, 3/25/28	31,410,000	31,100,019
CVS Health Corp, 5.0500%, 3/25/48	10,603,000	10,832,512
Elanco Animal Health Inc, 3.9120%, 8/27/21 (144A)	2,667,000	2,669,411
Elanco Animal Health Inc, 4.2720%, 8/28/23 (144A)	6,782,000	6,800,552
Elanco Animal Health Inc, 4.9000%, 8/28/28 (144A)	6,326,000	6,419,367
HCA Inc, 5.3750%, 9/1/26	10,653,000	10,780,836
HCA Inc, 5.6250%, 9/1/28	31,785,000	31,943,925
Life Technologies Corp, 6.0000%, 3/1/20	13,292,000	13,769,714
Newell Brands Inc, 5.0000%, 11/15/23	10,394,000	10,509,239
Sysco Corp, 2.5000%, 7/15/21	4,389,000	4,285,829
Teva Pharmaceutical Finance Co BV, 2.9500%, 12/18/22	1,948,000	1,808,658
Teva Pharmaceutical Finance Netherlands III BV, 2.8000%, 7/21/23	10,472,000	9,322,934
Teva Pharmaceutical Finance Netherlands III BV, 6.0000%, 4/15/24	15,491,000	15,727,196
Teva Pharmaceutical Finance Netherlands III BV, 3.1500%, 10/1/26	7,144,000	5,944,924
Wm Wrigley Jr Co, 2.4000%, 10/21/18 (144A)	23,656,000	23,653,907
Wm Wrigley Jr Co, 3.3750%, 10/21/20 (144A)	13,595,000	13,609,657
		289,150,322
Electric – 0.9%
Duke Energy Corp, 1.8000%, 9/1/21	7,287,000	6,963,873
Duke Energy Corp, 2.4000%, 8/15/22	9,006,000	8,614,578
NextEra Energy Operating Partners LP, 4.2500%, 9/15/24 (144A)	2,893,000	2,835,140
NRG Energy Inc, 7.2500%, 5/15/26	16,777,000	18,256,228
PPL WEM Ltd / Western Power Distribution Ltd, 5.3750%, 5/1/21 (144A)	14,848,000	15,380,576
Southern Co, 2.9500%, 7/1/23	13,584,000	13,046,004
		65,096,399
Energy – 4.6%
Canadian Natural Resources Ltd, 2.9500%, 1/15/23	6,712,000	6,470,622
Cenovus Energy Inc, 5.7000%, 10/15/19	437,000	447,274
Cheniere Corpus Christi Holdings LLC, 5.1250%, 6/30/27	18,813,000	18,883,549
Cheniere Energy Partners LP, 5.6250%, 10/1/26 (144A)	17,531,000	17,657,223

Shares or Principal Amounts		Value
Corporate Bonds – (continued)
Energy – (continued)
Continental Resources Inc/OK, 5.0000%, 9/15/22	$23,208,000	$23,544,516
Continental Resources Inc/OK, 4.5000%, 4/15/23	19,487,000	19,825,371
DCP Midstream Operating LP, 4.7500%, 9/30/21 (144A)	2,959,000	3,003,385
Enbridge Energy Partners LP, 5.8750%, 10/15/25	9,721,000	10,699,803
Energy Transfer Equity LP, 4.2500%, 3/15/23	10,496,000	10,430,400
Energy Transfer Equity LP, 5.8750%, 1/15/24	11,292,000	11,884,830
Energy Transfer Equity LP, 5.5000%, 6/1/27	1,174,000	1,218,377
Energy Transfer Partners LP, 4.9500%, 6/15/28	8,932,000	9,088,608
Energy Transfer Partners LP, 6.1250%, 12/15/45	4,397,000	4,683,473
Energy Transfer Partners LP, 6.0000%, 6/15/48	17,971,000	19,132,649
EnLink Midstream Partners LP, 4.1500%, 6/1/25	15,853,000	15,026,822
EnLink Midstream Partners LP, 4.8500%, 7/15/26	21,351,000	20,692,726
EQT Midstream Partners LP, 4.7500%, 7/15/23	1,467,000	1,487,206
EQT Midstream Partners LP, 4.0000%, 8/1/24	4,996,000	4,767,951
EQT Midstream Partners LP, 5.5000%, 7/15/28	21,537,000	22,082,489
Kinder Morgan Energy Partners LP, 5.0000%, 10/1/21	8,073,000	8,386,520
Kinder Morgan Inc/DE, 6.5000%, 9/15/20	931,000	983,941
Kinder Morgan Inc/DE, 4.3000%, 3/1/28	1,466,000	1,452,399
Kinder Morgan Inc/DE, 5.5500%, 6/1/45	4,128,000	4,357,182
Kinder Morgan Inc/DE, 5.2000%, 3/1/48	2,752,000	2,802,531
Motiva Enterprises LLC, 5.7500%, 1/15/20 (144A)	2,368,000	2,423,284
NGPL PipeCo LLC, 4.3750%, 8/15/22 (144A)	12,835,000	12,931,263
NGPL PipeCo LLC, 4.8750%, 8/15/27 (144A)	6,744,000	6,710,280
NuStar Logistics LP, 5.6250%, 4/28/27	11,435,000	11,306,356
Plains All American Pipeline LP / PAA Finance Corp, 4.6500%, 10/15/25	21,188,000	21,401,703
Plains All American Pipeline LP / PAA Finance Corp, 4.5000%, 12/15/26	5,840,000	5,831,473
Sabine Pass Liquefaction LLC, 5.0000%, 3/15/27	10,543,000	10,824,070
Western Gas Partners LP, 4.7500%, 8/15/28	2,840,000	2,775,692
Western Gas Partners LP, 5.5000%, 8/15/48	3,492,000	3,286,515
		316,500,483
Financial Institutions – 0.6%
Jones Lang LaSalle Inc, 4.4000%, 11/15/22	23,559,000	23,899,739
Kennedy-Wilson Inc, 5.8750%, 4/1/24	18,242,000	17,968,370
		41,868,109
Insurance – 1.8%
Aetna Inc, 2.8000%, 6/15/23	8,907,000	8,533,244
Centene Corp, 4.7500%, 5/15/22	1,373,000	1,386,044
Centene Corp, 6.1250%, 2/15/24	11,872,000	12,495,280
Centene Corp, 4.7500%, 1/15/25	13,588,000	13,554,030
Centene Corp, 5.3750%, 6/1/26 (144A)	27,060,000	27,736,500
Halfmoon Parent Inc, 3.4000%, 9/17/21 (144A)	2,742,000	2,731,663
Halfmoon Parent Inc, 3.7500%, 7/15/23 (144A)	11,065,000	11,022,902
Halfmoon Parent Inc, 4.1250%, 11/15/25 (144A)	7,806,000	7,781,031
Halfmoon Parent Inc, 4.3750%, 10/15/28 (144A)	11,977,000	11,935,403
WellCare Health Plans Inc, 5.2500%, 4/1/25	12,095,000	12,291,544
WellCare Health Plans Inc, 5.3750%, 8/15/26 (144A)	12,378,000	12,594,615
		122,062,256
Natural Gas – 0.2%
Sempra Energy, ICE LIBOR USD 3 Month + 0.5000%, 2.8392%, 1/15/21‡	14,837,000	14,840,762
Owned No Guarantee – 0.3%
Syngenta Finance NV, 3.6980%, 4/24/20 (144A)	7,041,000	7,032,679
Syngenta Finance NV, 3.9330%, 4/23/21 (144A)	6,670,000	6,651,241
Syngenta Finance NV, 4.4410%, 4/24/23 (144A)	1,947,000	1,934,789
Syngenta Finance NV, 4.8920%, 4/24/25 (144A)	3,063,000	3,005,437
		18,624,146
Real Estate Investment Trusts (REITs) – 0.9%
Alexandria Real Estate Equities Inc, 2.7500%, 1/15/20	4,870,000	4,825,742
Alexandria Real Estate Equities Inc, 4.6000%, 4/1/22	24,006,000	24,635,843
Reckson Operating Partnership LP, 7.7500%, 3/15/20	18,676,000	19,723,154
Senior Housing Properties Trust, 6.7500%, 4/15/20	5,054,000	5,197,926
Senior Housing Properties Trust, 6.7500%, 12/15/21	5,909,000	6,289,338
		60,672,003
Technology – 5.0%
Broadcom Corp / Broadcom Cayman Finance Ltd, 3.6250%, 1/15/24	7,003,000	6,791,469
Broadcom Corp / Broadcom Cayman Finance Ltd, 3.1250%, 1/15/25	14,523,000	13,487,009
Broadcom Corp / Broadcom Cayman Finance Ltd, 3.8750%, 1/15/27	19,721,000	18,599,091
Broadcom Corp / Broadcom Cayman Finance Ltd, 3.5000%, 1/15/28	2,787,000	2,530,946
Cadence Design Systems Inc, 4.3750%, 10/15/24	32,042,000	32,257,801
Dell International LLC / EMC Corp, 6.0200%, 6/15/26 (144A)	33,307,000	35,470,165
Equinix Inc, 5.8750%, 1/15/26	631,000	649,141
Equinix Inc, 5.3750%, 5/15/27	2,839,000	2,843,713
Fidelity National Information Services Inc, 3.6250%, 10/15/20	5,626,000	5,656,438
Fidelity National Information Services Inc, 4.5000%, 10/15/22	6,665,000	6,850,925

Shares or Principal Amounts		Value
Corporate Bonds – (continued)
Technology – (continued)
First Data Corp, 7.0000%, 12/1/23 (144A)	$20,825,000	$21,684,031
Marvell Technology Group Ltd, 4.2000%, 6/22/23	6,817,000	6,781,828
Marvell Technology Group Ltd, 4.8750%, 6/22/28	7,710,000	7,746,127
Microchip Technology Inc, 3.9220%, 6/1/21 (144A)	7,790,000	7,743,822
Total System Services Inc, 3.8000%, 4/1/21	10,673,000	10,709,166
Total System Services Inc, 4.8000%, 4/1/26	29,873,000	30,726,663
Trimble Inc, 4.7500%, 12/1/24	38,240,000	38,712,436
Trimble Inc, 4.9000%, 6/15/28	37,596,000	37,791,140
Verisk Analytics Inc, 4.8750%, 1/15/19	9,989,000	10,041,311
Verisk Analytics Inc, 5.8000%, 5/1/21	27,817,000	29,269,833
Verisk Analytics Inc, 4.1250%, 9/12/22	11,714,000	11,851,254
Verisk Analytics Inc, 5.5000%, 6/15/45	12,111,000	12,222,717
		350,417,026
Total Corporate Bonds (cost $2,722,451,253)		2,711,088,234
Mortgage-Backed Securities – 26.0%
Fannie Mae Pool:
	37,287,000	39,142,610
6.0000%, 2/1/37	1,628,478	1,806,917
4.5000%, 9/1/37	12,208,432	12,674,165
4.5000%, 10/1/37	6,158,212	6,393,136
4.5000%, 5/1/38	7,466,829	7,751,325
4.5000%, 7/1/38	9,271,817	9,613,700
3.5000%, 10/1/42	7,851,716	7,787,514
4.5000%, 11/1/42	3,926,626	4,086,260
3.5000%, 12/1/42	17,879,585	17,645,197
3.0000%, 2/1/43	629,274	607,096
3.5000%, 2/1/43	24,695,395	24,371,634
3.5000%, 2/1/43	4,564,873	4,505,028
3.5000%, 3/1/43	14,179,276	13,992,959
3.5000%, 4/1/43	6,461,603	6,376,891
3.0000%, 5/1/43	2,335,017	2,252,622
3.5000%, 4/1/44	8,947,516	8,872,930
5.0000%, 7/1/44	11,046,861	11,845,622
4.5000%, 10/1/44	7,925,583	8,291,067
3.5000%, 2/1/45	23,545,840	23,236,873
4.5000%, 3/1/45	13,222,761	13,830,513
4.5000%, 6/1/45	7,512,768	7,803,768
3.0000%, 10/1/45	4,295,019	4,114,272
3.0000%, 10/1/45	2,709,915	2,595,878
3.5000%, 12/1/45	7,804,821	7,729,935
4.5000%, 2/1/46	15,309,771	15,928,155
3.5000%, 7/1/46	15,445,946	15,255,357
4.0000%, 10/1/46	680,331	689,440
3.0000%, 11/1/46	3,425,151	3,284,141
3.0000%, 11/1/46	3,268,373	3,133,756
3.0000%, 2/1/47	23,480,772	22,675,716
4.0000%, 5/1/47	4,753,452	4,805,141
4.5000%, 5/1/47	2,500,279	2,607,029
4.5000%, 5/1/47	2,060,115	2,141,054
4.5000%, 5/1/47	2,043,671	2,124,847
4.5000%, 5/1/47	1,505,798	1,571,050
4.5000%, 5/1/47	1,443,111	1,499,810
4.5000%, 5/1/47	1,213,108	1,264,697
4.5000%, 5/1/47	710,231	738,503
4.5000%, 5/1/47	515,950	537,493
4.5000%, 5/1/47	464,550	483,930
4.0000%, 6/1/47	2,640,741	2,675,743
4.0000%, 6/1/47	1,305,825	1,319,251
4.0000%, 6/1/47	1,244,953	1,261,469
4.0000%, 6/1/47	592,194	598,676
4.5000%, 6/1/47	8,869,526	9,217,999
4.5000%, 6/1/47	894,861	932,224
4.0000%, 7/1/47	2,225,580	2,255,129
4.0000%, 7/1/47	2,065,711	2,093,138
4.0000%, 7/1/47	982,644	995,691
4.0000%, 7/1/47	632,742	641,139
4.5000%, 7/1/47	6,458,609	6,712,361
4.5000%, 7/1/47	5,684,476	5,907,815
4.5000%, 7/1/47	5,580,243	5,799,486
4.5000%, 7/1/47	1,651,156	1,716,271
3.5000%, 8/1/47	6,788,132	6,691,032
4.0000%, 8/1/47	11,565,394	11,684,519
4.0000%, 8/1/47	3,864,408	3,915,714

Shares or Principal Amounts		Value
Mortgage-Backed Securities – (continued)
Fannie Mae Pool – (continued)
4.0000%, 8/1/47	$2,360,105	$2,391,440
4.0000%, 8/1/47	1,005,797	1,016,132
4.5000%, 8/1/47	7,864,309	8,173,291
4.5000%, 8/1/47	1,985,572	2,063,585
4.0000%, 9/1/47	1,039,807	1,053,613
4.5000%, 9/1/47	6,798,483	7,065,600
4.5000%, 9/1/47	5,082,167	5,281,854
4.5000%, 9/1/47	4,616,156	4,797,533
3.5000%, 10/1/47	29,489,234	29,041,582
4.0000%, 10/1/47	5,046,296	5,113,294
4.0000%, 10/1/47	4,370,012	4,428,035
4.0000%, 10/1/47	4,200,741	4,256,516
4.0000%, 10/1/47	2,645,036	2,680,155
4.0000%, 10/1/47	2,309,546	2,340,211
4.5000%, 10/1/47	1,174,850	1,221,010
4.5000%, 10/1/47	538,181	559,326
4.0000%, 11/1/47	10,385,676	10,505,736
4.0000%, 11/1/47	6,371,422	6,440,828
4.0000%, 11/1/47	6,330,654	6,414,707
4.0000%, 11/1/47	1,963,178	1,989,244
4.5000%, 11/1/47	5,758,463	5,984,721
4.5000%, 11/1/47	843,336	876,596
3.5000%, 12/1/47	9,621,307	9,495,139
3.5000%, 12/1/47	2,013,362	1,985,101
4.0000%, 12/1/47	12,481,033	12,616,996
3.5000%, 1/1/48	7,021,094	6,933,188
3.5000%, 1/1/48	2,978,338	2,938,464
4.0000%, 1/1/48	24,291,860	24,614,401
4.0000%, 1/1/48	23,923,715	24,184,043
4.0000%, 1/1/48	23,243,335	23,543,544
4.0000%, 1/1/48	2,340,649	2,375,563
4.5000%, 2/1/48	1,404,260	1,449,190
4.5000%, 2/1/48	1,122,600	1,158,517
3.5000%, 3/1/48	4,079,989	4,028,905
4.0000%, 3/1/48	10,248,896	10,385,772
4.0000%, 3/1/48	2,062,888	2,093,626
4.5000%, 3/1/48	7,551,045	7,871,732
4.0000%, 4/1/48	4,441,846	4,508,035
4.5000%, 4/1/48	5,720,978	5,970,121
4.5000%, 4/1/48	2,531,704	2,612,711
4.5000%, 4/1/48	1,958,603	2,021,269
4.5000%, 4/1/48	1,898,892	1,959,652
4.5000%, 4/1/48	1,166,472	1,212,418
4.5000%, 4/1/48	929,959	959,713
4.0000%, 5/1/48	23,487,964	23,729,037
4.0000%, 5/1/48	19,717,409	19,919,993
4.5000%, 5/1/48	4,644,032	4,838,080
4.5000%, 5/1/48	3,951,489	4,113,245
4.0000%, 6/1/48	9,225,501	9,320,196
4.5000%, 6/1/48	4,401,171	4,573,879
4.0000%, 7/1/48	54,344,313	54,902,143
3.5000%, 8/1/56	36,373,288	35,704,797
3.0000%, 2/1/57	22,616,330	21,441,013
		837,641,180
Freddie Mac Gold Pool:
4.5000%, 5/1/38	16,491,960	17,149,587
6.0000%, 4/1/40	2,887,195	3,232,938
3.5000%, 2/1/43	6,864,279	6,792,568
3.5000%, 2/1/44	9,845,135	9,742,239
4.5000%, 5/1/44	7,584,982	7,927,266
3.0000%, 1/1/45	9,438,397	9,084,323
4.0000%, 2/1/46	6,753,910	6,883,108
4.0000%, 5/1/46	4,687,733	4,750,755
3.5000%, 7/1/46	29,567,556	29,289,247
3.5000%, 7/1/46	6,006,911	5,921,664
3.0000%, 10/1/46	27,907,053	26,744,333
3.5000%, 10/1/46	33,723,309	33,216,255
3.0000%, 12/1/46	50,355,509	48,256,489
3.5000%, 2/1/47	21,209,363	20,917,241
3.0000%, 9/1/47	49,281,109	47,227,178
3.5000%, 9/1/47	24,195,110	23,866,088
3.5000%, 9/1/47	6,844,169	6,740,755
3.5000%, 10/1/47	19,711,478	19,410,593
3.5000%, 11/1/47	7,840,338	7,723,474

Shares or Principal Amounts		Value
Mortgage-Backed Securities – (continued)
Freddie Mac Gold Pool – (continued)
3.5000%, 12/1/47	$28,300,981	$27,938,053
3.5000%, 12/1/47	5,627,096	5,555,978
3.5000%, 2/1/48	2,731,982	2,692,070
3.5000%, 2/1/48	2,686,050	2,648,900
3.5000%, 3/1/48	44,615,588	43,988,029
3.5000%, 3/1/48	5,226,651	5,146,348
4.0000%, 3/1/48	6,547,538	6,634,892
4.0000%, 4/1/48	28,463,123	28,756,076
4.0000%, 4/1/48	7,640,056	7,739,154
4.0000%, 5/1/48	26,188,582	26,461,074
4.0000%, 5/1/48	13,835,492	13,977,892
4.0000%, 6/1/48	31,158,947	31,481,561
4.0000%, 6/1/48	6,660,929	6,729,724
4.5000%, 7/1/48	11,517,645	11,895,950
4.0000%, 8/1/48	66,822,256	67,510,016
4.0000%, 8/1/48	27,836,233	28,250,666
4.5000%, 8/1/48	84,529,582	87,339,395
4.5000%, 8/1/48	6,728,060	6,949,061
		746,570,940
Ginnie Mae I Pool:
4.5000%, 9/15/40	4,965,083	5,192,625
4.5000%, 5/15/41	4,300,659	4,485,510
4.0000%, 1/15/45	27,801,554	28,471,123
4.5000%, 8/15/46	31,703,494	33,167,653
4.0000%, 7/15/47	17,254,373	17,552,759
4.0000%, 8/15/47	3,643,274	3,706,213
4.0000%, 11/15/47	5,363,954	5,472,875
4.0000%, 12/15/47	7,139,318	7,284,328
		105,333,086
Ginnie Mae II Pool:
4.0000%, 8/20/47	2,810,151	2,877,504
4.0000%, 8/20/47	737,854	755,539
4.0000%, 8/20/47	507,984	520,159
4.5000%, 5/20/48	13,292,346	13,868,098
4.5000%, 5/20/48	3,173,903	3,311,379
5.0000%, 7/20/48	34,303,220	35,917,176
4.5000%, 8/20/48	26,164,458	27,071,264
5.0000%, 9/20/48	28,150,000	29,435,417
		113,756,536
Total Mortgage-Backed Securities (cost $1,845,919,679)		1,803,301,742
United States Treasury Notes/Bonds – 12.5%
2.7500%, 2/15/28	9,327,000	9,096,375
2.8750%, 8/15/28	195,831,000	192,862,936
3.6250%, 2/15/44	18,653,400	20,026,902
3.0000%, 5/15/47	29,845,000	28,730,476
2.7500%, 8/15/47	58,220,000	53,291,768
2.7500%, 11/15/47	147,335,000	134,794,259
3.0000%, 2/15/48	62,983,000	60,586,693
3.1250%, 5/15/48	78,387,500	77,306,610
3.0000%, 8/15/48	304,704,000	293,081,528
Total United States Treasury Notes/Bonds (cost $877,093,190)		869,777,547
Investment Companies – 2.3%
Investments Purchased with Cash Collateral from Securities Lending – 0.2%
Janus Henderson Cash Collateral Fund LLC, 1.9772%ºº,£	14,876,898	14,876,898
Money Markets – 2.1%
Janus Henderson Cash Liquidity Fund LLC, 2.0479%ºº,£	147,116,430	147,116,430
Total Investment Companies (cost $161,993,328)		161,993,328
Total Investments (total cost $7,106,433,706) – 101.4%		7,041,847,933
Liabilities, net of Cash, Receivables and Other Assets – (1.4)%		(99,545,700)
Net Assets – 100%		$6,942,302,233

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$6,481,444,427	92.0%
Cayman Islands	380,465,477	5.4
Canada	51,306,383	0.7
Germany	36,032,033	0.5

United Kingdom	34,780,096	0.5
Israel	32,803,712	0.5
Switzerland	18,624,146	0.3
South Africa	3,456,321	0.1
Ireland	2,935,338	0.0

Total	$7,041,847,933	100.0%

Schedules of Affiliated Investments – (% of Net Assets)

	Dividend Income	Realized Gain/(Loss)	Change in Unrealized Appreciation/ Depreciation	Value at 9/30/18
Investment Companies - 2.3%
Investments Purchased with Cash Collateral from Securities Lending - 0.2%
Janus Henderson Cash Collateral Fund LLC, 1.9772%ºº	$26,234∆	$-	$-	$14,876,898
Money Markets - 2.1%
Janus Henderson Cash Liquidity Fund LLC, 2.0479%ºº	1,482,483	-	-	147,116,430
Total Affiliated Investments - 2.3%	$1,508,717	$-	$-	$161,993,328

	Share Balance at 6/30/18	Purchases	Sales	Share Balance at 9/30/18
Investment Companies - 2.3%
Investments Purchased with Cash Collateral from Securities Lending - 0.2%
Janus Henderson Cash Collateral Fund LLC, 1.9772%ºº	5,926,508	504,477,730	(495,527,340)	14,876,898
Money Markets - 2.1%
Janus Henderson Cash Liquidity Fund LLC, 2.0479%ºº	479,228,454	1,274,713,976	(1,606,826,000)	147,116,430

Notes to Schedule of Investments (unaudited)

ICE	Intercontinental Exchange
LIBOR	London Interbank Offered Rate
LLC	Limited Liability Company
LP	Limited Partnership
PLC	Public Limited Company

144A

Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Unless otherwise noted, these securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 144A securities as of the period ended September 30, 2018 is $1,526,178,993, which represents 22.0% of net assets.

(a)

All or a portion of this position is not funded, or has been purchased on a delayed delivery or when-issued basis. If applicable, interest rates will be determined and interest will begin to accrue at a future date. See Notes to Schedule of Investments.

‡

Variable or floating rate security. Rate shown is the current rate as of September 30, 2018. Certain variable rate securities are not based on a published reference rate and spread; they are determined by the issuer or agent and current market conditions. Reference rate is as of reset date and may vary by security, which may not indicate a reference rate and/or spread in their description.

ºº	Rate shown is the 7-day yield as of September 30, 2018.

#	Loaned security; a portion of the security is on loan at September 30, 2018.

Ç	Step bond. The coupon rate will increase or decrease periodically based upon a predetermined schedule. The rate shown reflects the current rate.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

∆	Net of income paid to the securities lending agent and rebates paid to the borrowing counterparties.

§				Schedule of Restricted and Illiquid Securities (as of September 30, 2018)
				Value as a
	Acquisition			% of Net
	Date	Cost	Value	Assets
loanDepot Station Place Agency Securitization Trust 2017-1, ICE LIBOR USD 1 Month + 1.0000%, 3.2158%, 11/25/50	11/29/17	$5,100,000	$5,087,770	0.1%
loanDepot Station Place Agency Securitization Trust 2017-1, ICE LIBOR USD 1 Month + 0.8000%, 3.0158%, 11/25/50	11/29/17	25,339,979	25,261,648	0.4
Moffett Towers Phase II, ICE LIBOR USD 1 Month + 2.8000%, 4.9590%, 6/15/21	6/25/18	25,299,441	25,255,583	0.3
Total		$55,739,420	$55,605,001	0.8%

The Fund has registration rights for certain restricted securities held as of September 30, 2018. The issuer incurs all registration costs.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of September 30, 2018.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs

Assets
Investments in Securities:
Asset-Backed/Commercial Mortgage-Backed Securities	$-	$1,134,780,028	$-
Bank Loans and Mezzanine Loans	-	360,907,054	-
Corporate Bonds	-	2,711,088,234	-
Mortgage-Backed Securities	-	1,803,301,742	-
United States Treasury Notes/Bonds	-	869,777,547	-
Investment Companies	-	161,993,328	-
Total Assets	$-	$7,041,847,933	$-

Organization and Significant Accounting Policies

Janus Henderson Flexible Bond Fund (the “Fund”) is a series of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 48 funds, each of which offers multiple share classes, with differing investment objectives and policies. The Fund seeks to obtain maximum total return, consistent with preservation of capital. The Fund is classified as diversified, as defined in the 1940 Act.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of September 30, 2018 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments.

There were no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the period. The Fund recognizes transfers between the levels as of the beginning of the fiscal year.

Additional Investment Risk

The Fund may be invested in lower-rated debt securities that have a higher risk of default or loss of value since these securities may be sensitive to economic changes, political changes, or adverse developments specific to the issuer.

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) of 2010 provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt of countries such as Greece, Italy, Spain, Portugal, and Ireland. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more "bailouts" from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (known as “Brexit”). There is considerable uncertainty about how Brexit will be conducted, how negotiations of necessary treaties and trade agreements will proceed, or how financial markets will react. In addition, one or more other countries may also abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital Management LLC ("Janus Capital") believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Loans

The Fund may invest in various commercial loans, including bank loans, bridge loans, debtor-in-possession (“DIP”) loans, mezzanine loans, and other fixed and floating rate loans. These loans may be acquired through loan participations and assignments or on a when-issued basis. Commercial loans will comprise no more than 20% of the Fund’s total assets. Below are descriptions of the types of loans held by the Fund as of September 30, 2018.

• Bank Loans - Bank loans are obligations of companies or other entities entered into in connection with recapitalizations, acquisitions, and refinancings. The Fund’s investments in bank loans are generally acquired as a participation interest in, or assignment of, loans originated by a lender or other financial institution. These investments may include institutionally-traded floating and fixed-rate debt securities.

• Floating Rate Loans – Floating rate loans are debt securities that have floating interest rates, that adjust periodically, and are tied to a benchmark lending rate, such as London Interbank Offered Rate (“LIBOR”). In other cases, the lending rate could be tied to the prime rate offered by one or more major U.S. banks or the rate paid on large certificates of deposit traded in the secondary markets. If the benchmark lending rate changes, the rate payable to lenders under the loan will change at the next scheduled adjustment date specified in the loan agreement. Floating rate loans are typically issued to companies (‘‘borrowers’’) in connection with recapitalizations, acquisitions, and refinancings. Floating rate loan investments are generally below investment grade. Senior floating rate loans are secured by specific collateral of a borrower and are senior in the borrower’s capital structure. The senior position in the borrower’s capital structure generally gives holders of senior loans a claim on certain of the borrower’s assets that is senior to subordinated debt and preferred and common stock in the case of a borrower’s default. Floating rate loan investments may involve foreign borrowers, and investments may be denominated in foreign currencies. Floating rate loans often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged. The Fund may invest in obligations of borrowers who are in bankruptcy proceedings. While the Fund generally expects to invest in fully funded term loans, certain of the loans in which the Fund may invest include revolving loans, bridge loans, and delayed draw term loans.

Purchasers of floating rate loans may pay and/or receive certain fees. The Fund may receive fees such as covenant waiver fees or prepayment penalty fees. The Fund may pay fees such as facility fees. Such fees may affect the Fund’s return.

• Mezzanine Loans - Mezzanine loans are secured by the stock of the company that owns the assets. Mezzanine loans are a hybrid of debt and equity financing that is typically used to fund the expansion of existing companies. A mezzanine loan is composed of debt capital that gives the lender the right to convert to an ownership or equity interest in the company if the loan is not paid back in time and in full. Mezzanine loans typically are the most subordinated debt obligation in an issuer’s capital structure.

Mortgage- and Asset-Backed Securities

Mortgage- and asset-backed securities represent interests in “pools” of commercial or residential mortgages or other assets, including consumer loans or receivables. The Fund may purchase fixed or variable rate commercial or residential mortgage-backed securities issued by the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”), the Federal Home Loan Mortgage Corporation (“Freddie Mac”), or other governmental or government-related entities. Ginnie Mae’s guarantees are backed by the full faith and credit of the U.S. Government, which means that the U.S. Government guarantees that the interest and principal will be paid when due. Fannie Mae and Freddie Mac securities are not backed by the full faith and credit of the U.S. Government. In September 2008, the Federal Housing Finance Agency (“FHFA”), an agency of the U.S. Government, placed Fannie Mae and Freddie Mac under conservatorship. Since that time, Fannie Mae and Freddie Mac have received capital support through U.S. Treasury preferred stock purchases, and Treasury and Federal Reserve purchases of their mortgage-backed securities. The FHFA and the U.S. Treasury have imposed strict limits on the size of these entities’ mortgage portfolios. The FHFA has the power to cancel any contract entered into by Fannie Mae and Freddie Mac prior to FHFA’s appointment as conservator or receiver, including the guarantee obligations of Fannie Mae and Freddie Mac.

The Fund may also purchase other mortgage- and asset-backed securities through single- and multi-seller conduits, collateralized debt obligations, structured investment vehicles, and other similar securities. Asset-backed securities may be backed by various consumer obligations, including automobile loans, equipment leases, credit card receivables, or other collateral. In the event the underlying loans are not paid, the securities’ issuer could be forced to sell the assets and recognize losses on such assets, which could impact your return. Unlike traditional debt instruments, payments on these securities include both interest and a partial payment of principal. Mortgage- and asset-backed securities are subject to both extension risk, where borrowers pay off their debt obligations more slowly in times of rising interest rates, and prepayment risk, where borrowers pay off their debt obligations sooner than expected in times of declining interest rates. These risks may reduce the Fund’s returns. In addition, investments in mortgage- and asset-backed securities, including those comprised of subprime mortgages, may be subject to a higher degree of credit risk, valuation risk, and liquidity risk than various other types of fixed-income securities. Additionally, although mortgage-backed securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that guarantors or insurers will meet their obligations.

Real Estate Investing

The Fund may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Restricted Security Transactions

Restricted securities held by the Fund may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933, as amended. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Fund to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Securities Lending

Under procedures adopted by the Trustees, the Fund may seek to earn additional income by lending securities to certain qualified broker-dealers and institutions. Deutsche Bank AG acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodian functions in accordance with the Agency Securities Lending and Repurchase Agreement. The Fund may lend portfolio securities in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, Janus Capital makes efforts to balance the benefits and risks from granting such loans. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund.

Upon receipt of cash collateral, Janus Capital may invest it in affiliated or non-affiliated cash management vehicles, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder. Janus Capital currently intends to invest the cash collateral in a cash management vehicle for which Janus Capital serves as investment adviser, Janus Henderson Cash Collateral Fund LLC. An investment in Janus Henderson Cash Collateral Fund LLC is generally subject to the same risks that shareholders experience when investing in similarly structured vehicles, such as the potential for significant fluctuations in assets as a result of the purchase and redemption activity of the securities lending program, a decline in the value of the collateral, and possible liquidity issues. Such risks may delay the return of the cash collateral and cause the Fund to violate its agreement to return the cash collateral to a borrower in a timely manner. As adviser to the Fund and Janus Henderson Cash Collateral Fund LLC, Janus Capital has an inherent conflict of interest as a result of its fiduciary duties to both the Fund and Janus Henderson Cash Collateral Fund LLC. Additionally, Janus Capital receives an investment advisory fee of 0.05% for managing Janus Henderson Cash Collateral Fund LLC, but it may not receive a fee for managing certain other affiliated cash management vehicles in which the Fund may invest, and therefore may have an incentive to allocate preferred investment opportunities to investment vehicles for which it is receiving a fee.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

The cash collateral invested by Janus Capital is disclosed in the Schedule of Investments (if applicable).

Sovereign Debt

The Fund may invest in U.S. and non-U.S. government debt securities (“sovereign debt”). Some investments in sovereign debt, such as U.S. sovereign debt, are considered low risk. However, investments in sovereign debt, especially the debt of less developed countries, can involve a high degree of risk, including the risk that the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or to pay the interest on its sovereign debt in a timely manner. A sovereign debtor’s willingness or ability to satisfy its debt obligation may be affected by various factors including, but not limited to, its cash flow situation, the extent of its foreign currency reserves, the availability of foreign exchange when a payment is due, the relative size of its debt position in relation to its economy as a whole, the sovereign debtor’s policy toward international lenders, and local political constraints to which the governmental entity may be subject. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies, and other entities. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance, or repay principal or interest when due may result in the cancellation of third party commitments to lend funds to the sovereign debtor, which may further impair such debtor’s ability or willingness to timely service its debts. The Fund may be requested to participate in the rescheduling of such sovereign debt and to extend further loans to governmental entities, which may adversely affect the Fund’s holdings. In the event of default, there may be limited or no legal remedies for collecting sovereign debt and there may be no bankruptcy proceedings through which the Fund may collect all or part of the sovereign debt that a governmental entity has not repaid. In addition, to the extent the Fund invests in non-U.S. sovereign debt, it may be subject to currency risk.

TBA Commitments

The Fund may enter into “to be announced” or “TBA” commitments. TBAs are forward agreements for the purchase or sale of securities, including mortgage-backed securities, for a fixed price, with payment and delivery on an agreed upon future settlement date. The specific securities to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including issuer, rate, and mortgage terms. Although the particular TBA securities must meet industry-accepted “good delivery” standards, there can be no assurance that a security purchased on forward commitment basis will ultimately be issued or delivered by the counterparty. During the settlement period, the Fund will still bear the risk of any decline in the value of the security to be delivered. Because TBA commitments do not require the purchase and sale of identical securities, the characteristics of the security delivered to the Fund may be less favorable than the security delivered to the dealer. If the counterparty to a transaction fails to deliver the security, the Fund could suffer a loss.

When-Issued, Delayed Delivery and Forward Commitment Transactions

The Fund may purchase or sell securities on a when-issued, delayed delivery, or forward commitment basis. When purchasing a security on a when-issued, delayed delivery, or forward commitment basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. Typically, no income accrues on securities the Fund has committed to purchase prior to the time delivery of the securities is made. Because the Fund is not required to pay for the security until the delivery date, these risks are in addition to the risks associated with the Fund’s other investments. If the other party to a transaction fails to deliver the securities, the Fund could miss a favorable price or yield opportunity. If the Fund remains substantially fully invested at a time when when-issued, delayed delivery, or forward commitment purchases are outstanding, the purchases may result in a form of leverage.

When the Fund has sold a security on a when-issued, delayed delivery, or forward commitment basis, the Fund does not participate in future gains or losses with respect to the security. If the other party to a transaction fails to pay for the securities, the Fund could suffer a loss. Additionally, when selling a security on a when-issued, delayed delivery, or forward commitment basis without owning the security, the Fund will incur a loss if the security’s price appreciates in value such that the security’s price is above the agreed upon price on the settlement date. The Fund may dispose of or renegotiate a transaction after it is entered into, and may purchase or sell when-issued, delayed delivery or forward commitment securities before the settlement date, which may result in a gain or loss.

Transactions with Affiliates

Pursuant to the provisions of the 1940 Act and related rules, the Fund may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Fund may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Fund is eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Henderson Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Henderson Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered product compliant with Rule 2a-7 under the 1940 Act. There are no restrictions on the Fund's ability to withdraw investments from Janus Henderson Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Fund to Janus Henderson Cash Liquidity Fund LLC. The units of Janus Henderson Cash Liquidity Fund LLC are not charged any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the period ended September 30, 2018 can be found in the “Schedules of Affiliated Investments” located in the Schedule of Investments.

Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to September 30, 2018 and through the date of the filing and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s filing.

Janus Henderson Global Allocation Fund - Conservative

Schedule of Investments (unaudited)

September 30, 2018

Shares		Value
Investment Companies£ – 100.0%
Alternative Funds – 9.7%
Janus Henderson Diversified Alternatives Fund - Class N Shares	2,115,348	$21,195,792
Equity Funds – 40.9%
Janus Henderson Adaptive Global Allocation Fund - Class N Shares	1,122,171	12,007,234
Janus Henderson Asia Equity Fund - Class N Shares	126,907	1,469,587
Janus Henderson Contrarian Fund - Class N Shares	152,968	3,308,696
Janus Henderson Emerging Markets Fund - Class N Shares	418,405	3,991,587
Janus Henderson Enterprise Fund - Class N Shares	35,572	4,844,157
Janus Henderson Forty Fund - Class N Shares	60,533	2,352,309
Janus Henderson Global Real Estate Fund - Class N Shares	353,428	4,152,784
Janus Henderson Global Research Fund - Class N Shares	62,203	5,277,891
Janus Henderson Global Select Fund - Class N Shares	300,015	5,274,258
Janus Henderson International Managed Volatility Fund - Class N Shares	665,882	6,305,899
Janus Henderson International Value Fund - Class N Shares	555,835	6,275,372
Janus Henderson Large Cap Value Fund - Class N Shares	432,198	6,971,357
Janus Henderson Mid Cap Value Fund - Class N Shares	145,400	2,486,342
Janus Henderson Overseas Fund - Class N Shares	349,547	11,213,464
Janus Henderson Small Cap Value Fund - Class N Shares	175,037	4,064,357
Janus Henderson Triton Fund - Class N Shares	124,049	4,247,435
Janus Henderson U.S. Managed Volatility Fund - Class N Shares	462,586	5,666,676
		89,909,405
Fixed Income Funds – 49.4%
Janus Henderson Flexible Bond Fund - Class N Shares	1,770,475	17,651,639
Janus Henderson Global Bond Fund - Class N Shares	8,500,032	78,285,295
Janus Henderson Short-Term Bond Fund - Class N Shares	4,223,925	12,587,298
		108,524,232
Total Investments (total cost $206,059,312) – 100.0%		219,629,429
Cash, Receivables and Other Assets, net of Liabilities – 0%		2,332
Net Assets – 100%		$219,631,761

Schedules of Affiliated Investments – (% of Net Assets)

	Dividend Income(1)	Realized Gain/(Loss)(1)	Change in Unrealized Appreciation/ Depreciation(1)	Value at 9/30/18
Investment Companies - 100.0%
Alternative Funds - 9.7%
Janus Henderson Diversified Alternatives Fund - Class N Shares	$-	$(26,816)	$(249,150)	$21,195,792
Equity Funds - 40.9%
Janus Henderson Adaptive Global Allocation Fund - Class N Shares	-	36,136	241,784	12,007,234
Janus Henderson Asia Equity Fund - Class N Shares	-	8,396	(25,112)	1,469,587
Janus Henderson Contrarian Fund - Class N Shares	-	8,916	213,652	3,308,696
Janus Henderson Emerging Markets Fund - Class N Shares	-	2,851	(112,985)	3,991,587
Janus Henderson Enterprise Fund - Class N Shares	-	50,124	280,840	4,844,157
Janus Henderson Forty Fund - Class N Shares	-	(4,451)	168,850	2,352,309
Janus Henderson Global Real Estate Fund - Class N Shares	19,639	17,654	(27,623)	4,152,784
Janus Henderson Global Research Fund - Class N Shares	-	42,213	225,220	5,277,891
Janus Henderson Global Select Fund - Class N Shares	-	40,706	185,767	5,274,258
Janus Henderson International Managed Volatility Fund - Class N Shares	-	38,582	143,703	6,305,899
Janus Henderson International Value Fund - Class N Shares	-	20,377	77,475	6,275,372
Janus Henderson Large Cap Value Fund - Class N Shares	-	8,331	295,960	6,971,357
Janus Henderson Mid Cap Value Fund - Class N Shares	-	(934)	67,249	2,486,342

Investment Companies - 100.0%
Equity Funds - 40.9%
Janus Henderson Overseas Fund - Class N Shares	-	41,714	(67,470)	11,213,464
Janus Henderson Small Cap Value Fund - Class N Shares	-	7,719	20,766	4,064,357
Janus Henderson Triton Fund - Class N Shares	-	105,208	197,668	4,247,435
Janus Henderson U.S. Managed Volatility Fund - Class N Shares	-	148,466	151,353	5,666,676
Total Equity Funds	$19,639	$572,008	$2,037,097	$89,909,405
Fixed Income Funds - 49.4%
Janus Henderson Flexible Bond Fund - Class N Shares	146,111	(31,513)	(57,057)	17,651,639
Janus Henderson Global Bond Fund - Class N Shares	412,055	(186,259)	(1,393,653)	78,285,295
Janus Henderson Short-Term Bond Fund - Class N Shares	75,169	(13,432)	56,780	12,587,298
Total Fixed Income Funds	$633,335	$(231,204)	$(1,393,930)	$108,524,232
Total Affiliated Investments - 100.0%	$652,974	$313,988	$394,017	$219,629,429

(1) For securities that were affiliated for a portion of the period ended September 30, 2018, this column reflects amounts for the entire period ended September 30, 2018 and not just the period in which the security was affiliated.

	Share Balance at 6/30/18	Purchases	Sales	Share Balance at 9/30/18
Investment Companies - 100.0%
Alternative Funds - 9.7%
Janus Henderson Diversified Alternatives Fund - Class N Shares	2,207,822	6,790	(99,264)	2,115,348
Equity Funds - 40.9%
Janus Henderson Adaptive Global Allocation Fund - Class N Shares	1,171,236	3,601	(52,666)	1,122,171
Janus Henderson Asia Equity Fund - Class N Shares	132,459	407	(5,959)	126,907
Janus Henderson Contrarian Fund - Class N Shares	159,653	491	(7,176)	152,968
Janus Henderson Emerging Markets Fund - Class N Shares	436,697	1,344	(19,636)	418,405
Janus Henderson Enterprise Fund - Class N Shares	37,127	114	(1,669)	35,572
Janus Henderson Forty Fund - Class N Shares	63,181	194	(2,842)	60,533
Janus Henderson Global Real Estate Fund - Class N Shares	367,139	2,799	(16,510)	353,428
Janus Henderson Global Research Fund - Class N Shares	64,922	200	(2,919)	62,203
Janus Henderson Global Select Fund - Class N Shares	313,136	962	(14,083)	300,015
Janus Henderson International Managed Volatility Fund - Class N Shares	694,990	2,138	(31,246)	665,882
Janus Henderson International Value Fund - Class N Shares	580,143	1,783	(26,091)	555,835
Janus Henderson Large Cap Value Fund - Class N Shares	451,091	1,388	(20,281)	432,198
Janus Henderson Mid Cap Value Fund - Class N Shares	151,758	467	(6,825)	145,400
Janus Henderson Overseas Fund - Class N Shares	364,827	1,122	(16,402)	349,547
Janus Henderson Small Cap Value Fund - Class N Shares	182,687	562	(8,212)	175,037
Janus Henderson Triton Fund - Class N Shares	129,474	398	(5,823)	124,049
Janus Henderson U.S. Managed Volatility Fund - Class N Shares	482,800	1,484	(21,698)	462,586
Fixed Income Funds - 49.4%
Janus Henderson Flexible Bond Fund - Class N Shares	1,832,867	20,240	(82,632)	1,770,475
Janus Henderson Global Bond Fund - Class N Shares	8,826,050	71,575	(397,593)	8,500,032

Investment Companies - 100.0%
Fixed Income Funds - 49.4%
Janus Henderson Short-Term Bond Fund - Class N Shares	4,382,622	38,736	(197,433)	4,223,925

Notes to Schedule of Investments (unaudited)

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of September 30, 2018.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs

Assets
Investments in Securities:
Investment Companies
Alternative Funds	$21,195,792	$-	$-
Equity Funds	89,909,405	-	-
Fixed Income Funds	108,524,232	-	-
Total Assets	$219,629,429	$-	$-

Organization and Significant Accounting Policies

Janus Henderson Global Allocation Fund - Conservative (the “Fund”) is a series of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Fund operates as a “fund of funds,” meaning substantially all of the Fund’s assets will be invested in other Janus funds (the “underlying funds”). The Trust offers 48 funds, each of which offers multiple share classes, with differing investment objectives and policies. The Fund seeks total return through a primary emphasis on income with a secondary emphasis on growth of capital. The Fund is classified as diversified, as defined in the 1940 Act.

Underlying Funds

The Fund invests in a variety of underlying funds to pursue a target allocation of equity investments, fixed-income securities, and alternative investments and may also invest in money market instruments or cash/cash equivalents. The Fund has a target allocation, which is how the Fund's investments generally will be allocated among the major asset classes over the long term, as well as normal ranges, under normal market conditions, within which the Fund's asset class allocations generally will vary over short-term periods. The Fund's long-term expected average asset allocation is as follows: 40% to equity investments, 55% to fixed-income securities and money market instruments, and 5% to alternative investments. Additional details and descriptions of the investment objectives and strategies of each of the underlying funds are available in the Fund’s and underlying funds’ prospectuses available at janushenderson.com. The Trustees of the underlying funds may change the investment objectives or strategies of the underlying funds at any time without prior notice to the Fund’s shareholders.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

The Fund’s net asset value (“NAV”) is calculated based upon the NAV of each of the underlying funds in which the Fund invests on the day of valuation. The NAV for each class of the underlying funds is computed by dividing the total value of securities and other assets allocated to the class, less liabilities allocated to that class, by the total number of shares outstanding for the class.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

The Fund classifies each of its investments in underlying funds as Level 1, without consideration as to the classification level of the specific investments held by the underlying funds. There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of September 30, 2018 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments.

There were no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the period. The Fund recognizes transfers between the levels as of the beginning of the fiscal year.

Transactions with Affiliates

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the period ended September 30, 2018 can be found in the “Schedules of Affiliated Investments” located in the Schedule of Investments.

Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to September 30, 2018 and through the date of issuance of the Fund's filing and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s filing.

Janus Henderson Global Allocation Fund - Growth

Schedule of Investments (unaudited)

September 30, 2018

Shares		Value
Investment Companies£ – 99.4%
Alternative Funds – 8.3%
Janus Henderson Diversified Alternatives Fund - Class N Shares	2,225,477	$22,299,283
Equity Funds – 80.8%
Janus Henderson Adaptive Global Allocation Fund - Class N Shares	1,327,881	14,208,330
Janus Henderson Asia Equity - Class N Shares	342,816	3,969,811
Janus Henderson Contrarian - Class N Shares	403,719	8,732,438
Janus Henderson Emerging Markets Fund - Class N Shares	1,114,341	10,630,816
Janus Henderson Enterprise Fund - Class N Shares	90,764	12,360,197
Janus Henderson Forty Fund - Class N Shares	151,231	5,876,836
Janus Henderson Global Real Estate - Class N Shares	929,158	10,917,608
Janus Henderson Global Research - Class N Shares	163,899	13,906,868
Janus Henderson Global Select - Class N Shares	786,514	13,826,914
Janus Henderson International Managed Volatility Fund - Class N Shares	1,745,223	16,527,263
Janus Henderson International Value Fund - Class N Shares	1,473,706	16,638,142
Janus Henderson Large Cap Value Fund - Class N Shares	1,124,771	18,142,548
Janus Henderson Mid Cap Value Fund - Class N Shares	390,749	6,681,809
Janus Henderson Overseas Fund - Class N Shares	914,316	29,331,261
Janus Henderson Small Cap Value Fund - Class N Shares	448,617	10,416,880
Janus Henderson Triton Fund - Class N Shares	320,383	10,969,903
Janus Henderson U.S. Managed Volatility Fund - Class N Shares	1,213,754	14,868,491
		218,006,115
Fixed Income Funds – 10.3%
Janus Henderson Global Bond Fund - Class N Shares	3,006,143	27,686,580
Total Investments (total cost $220,021,073) – 99.4%		267,991,978
Cash, Receivables and Other Assets, net of Liabilities – 0.6%		1,612,692
Net Assets – 100%		$269,604,670

Schedules of Affiliated Investments – (% of Net Assets)

	Dividend Income(1)	Realized Gain/(Loss)(1)	Change in Unrealized Appreciation/ Depreciation(1)	Value at 9/30/18
Investment Companies - 99.4%
Alternative Funds - 8.3%
Janus Henderson Diversified Alternatives Fund - Class N Shares	$-	$(17,673)	$(272,167)	$22,299,283
Equity Funds - 80.8%
Janus Henderson Adaptive Global Allocation Fund - Class N Shares	-	(22,249)	345,739	14,208,330
Janus Henderson Asia Equity - Class N Shares	-	(3,702)	(42,327)	3,969,811
Janus Henderson Contrarian - Class N Shares	-	13,072	564,780	8,732,438
Janus Henderson Emerging Markets Fund - Class N Shares	-	(31,794)	(263,675)	10,630,816
Janus Henderson Enterprise Fund - Class N Shares	-	68,602	763,210	12,360,197
Janus Henderson Forty Fund - Class N Shares	-	(5,745)	410,248	5,876,836
Janus Henderson Global Real Estate - Class N Shares	51,938	18,264	(45,126)	10,917,608
Janus Henderson Global Research - Class N Shares	-	58,767	635,681	13,906,868
Janus Henderson Global Select - Class N Shares	-	54,135	528,504	13,826,914
Janus Henderson International Managed Volatility Fund - Class N Shares	-	28,197	445,271	16,527,263
Janus Henderson International Value Fund - Class N Shares	-	(11,401)	265,290	16,638,142
Janus Henderson Large Cap Value Fund - Class N Shares	-	14,266	764,872	18,142,548
Janus Henderson Mid Cap Value Fund - Class N Shares	-	(1,246)	176,348	6,681,809
Janus Henderson Overseas Fund - Class N Shares	-	(32,271)	(46,839)	29,331,261
Janus Henderson Small Cap Value Fund - Class N Shares	-	9,563	58,928	10,416,880

Investment Companies - 99.4%
Equity Funds - 80.8%
Janus Henderson Triton Fund - Class N Shares	-	60,112	711,055	10,969,903
Janus Henderson U.S. Managed Volatility Fund - Class N Shares	-	63,683	712,816	14,868,491
Total Equity Funds	$51,938	$280,253	$5,984,775	$218,006,115
Fixed Income Funds - 10.3%
Janus Henderson Global Bond Fund - Class N Shares	144,315	(34,523)	(512,701)	27,686,580
Total Affiliated Investments - 99.4%	$196,253	$228,057	$5,199,907	$267,991,978

(1) For securities that were affiliated for a portion of the period ended September 30, 2018, this column reflects amounts for the entire period ended September 30, 2018 and not just the period in which the security was affiliated.

	Share Balance at 6/30/18	Purchases	Sales	Share Balance at 9/30/18
Investment Companies - 99.4%
Alternative Funds - 8.3%
Janus Henderson Diversified Alternatives Fund - Class N Shares	2,265,734	26,823	(67,080)	2,225,477
Equity Funds - 80.8%
Janus Henderson Adaptive Global Allocation Fund - Class N Shares	1,351,894	16,007	(40,020)	1,327,881
Janus Henderson Asia Equity - Class N Shares	349,022	4,130	(10,336)	342,816
Janus Henderson Contrarian - Class N Shares	411,025	4,868	(12,174)	403,719
Janus Henderson Emerging Markets Fund - Class N Shares	1,134,498	13,437	(33,594)	1,114,341
Janus Henderson Enterprise Fund - Class N Shares	92,405	1,094	(2,735)	90,764
Janus Henderson Forty Fund - Class N Shares	153,968	1,823	(4,560)	151,231
Janus Henderson Global Real Estate - Class N Shares	941,483	15,562	(27,887)	929,158
Janus Henderson Global Research - Class N Shares	166,866	1,975	(4,942)	163,899
Janus Henderson Global Select - Class N Shares	800,742	9,479	(23,707)	786,514
Janus Henderson International Managed Volatility Fund - Class N Shares	1,776,800	21,038	(52,615)	1,745,223
Janus Henderson International Value Fund - Class N Shares	1,500,367	17,764	(44,425)	1,473,706
Janus Henderson Large Cap Value Fund - Class N Shares	1,145,120	13,558	(33,907)	1,124,771
Janus Henderson Mid Cap Value Fund - Class N Shares	397,814	4,708	(11,773)	390,749
Janus Henderson Overseas Fund - Class N Shares	930,879	11,018	(27,581)	914,316
Janus Henderson Small Cap Value Fund - Class N Shares	456,733	5,406	(13,522)	448,617
Janus Henderson Triton Fund - Class N Shares	326,178	3,861	(9,656)	320,383
Janus Henderson U.S. Managed Volatility Fund - Class N Shares	1,235,719	14,626	(36,591)	1,213,754
Fixed Income Funds - 10.3%
Janus Henderson Global Bond Fund - Class N Shares	3,044,878	51,648	(90,383)	3,006,143

Notes to Schedule of Investments (unaudited)

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of September 30, 2018.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs

Assets
Investments in Securities:
Investment Companies
Alternative Funds	$22,299,283	$-	$-
Equity Funds	218,006,115	-	-
Fixed Income Funds	27,686,580	-	-
Total Assets	$267,991,978	$-	$-

Organization and Significant Accounting Policies

Janus Henderson Global Allocation Fund - Growth (the “Fund”) is a series of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Fund operates as a “fund of funds,” meaning substantially all of the Fund’s assets will be invested in other Janus funds (the “underlying funds”). The Trust offers 48 funds, each of which offers multiple share classes, with differing investment objectives and policies. The Fund seeks total return through a primary emphasis on growth of capital with a secondary emphasis on income. The Fund is classified as diversified, as defined in the 1940 Act.

Underlying Funds

The Fund invests in a variety of underlying funds to pursue a target allocation of equity investments, fixed-income securities, and alternative investments and may also invest in money market instruments or cash/cash equivalents. The Fund has a target allocation, which is how the Fund's investments generally will be allocated among the major asset classes over the long term, as well as normal ranges, under normal market conditions, within which the Fund's asset class allocations generally will vary over short-term periods. The Fund's long-term expected average asset allocation is as follows: 75% to equity investments, 15% to fixed-income securities and money market instruments, and 10% to alternative investments. Additional details and descriptions of the investment objectives and strategies of each of the underlying funds are available in the Fund’s and underlying funds’ prospectuses available at janushenderson.com. The Trustees of the underlying funds may change the investment objectives or strategies of the underlying funds at any time without prior notice to the Fund’s shareholders.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

The Fund’s net asset value (“NAV”) is calculated based upon the NAV of each of the underlying funds in which the Fund invests on the day of valuation. The NAV for each class of the underlying funds is computed by dividing the total value of securities and other assets allocated to the class, less liabilities allocated to that class, by the total number of shares outstanding for the class.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

The Fund classifies each of its investments in underlying funds as Level 1, without consideration as to the classification level of the specific investments held by the underlying funds. There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of September 30, 2018 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments.

There were no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the period. The Fund recognizes transfers between the levels as of the beginning of the fiscal year.

Transactions with Affiliates

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the period ended September 30, 2018 can be found in the “Schedules of Affiliated Investments” located in the Schedule of Investments.

Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to September 30, 2018 and through the date of issuance of the Fund's filing and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s filing.

Janus Henderson Global Allocation Fund - Moderate

Schedule of Investments (unaudited)

September 30, 2018

Shares		Value
Investment Companies£ – 99.9%
Alternative Funds – 10.8%
Janus Henderson Diversified Alternatives Fund - Class N Shares	2,726,171	$27,316,235
Equity Funds – 59.6%
Janus Henderson Adaptive Global Allocation Fund - Class N Shares	1,277,207	13,666,117
Janus Henderson Asia Equity Fund - Class N Shares	226,849	2,626,914
Janus Henderson Contrarian Fund - Class N Shares	267,812	5,792,772
Janus Henderson Emerging Markets Fund - Class N Shares	738,147	7,041,918
Janus Henderson Enterprise Fund - Class N Shares	61,757	8,410,059
Janus Henderson Forty Fund - Class N Shares	99,540	3,868,106
Janus Henderson Global Real Estate Fund - Class N Shares	625,616	7,350,990
Janus Henderson Global Research Fund - Class N Shares	109,365	9,279,659
Janus Henderson Global Select Fund - Class N Shares	534,190	9,391,056
Janus Henderson International Managed Volatility Fund - Class N Shares	1,191,134	11,280,042
Janus Henderson International Value Fund - Class N Shares	1,003,309	11,327,355
Janus Henderson Large Cap Value Fund - Class N Shares	770,449	12,427,345
Janus Henderson Mid Cap Value Fund - Class N Shares	255,594	4,370,665
Janus Henderson Overseas Fund - Class N Shares	619,581	19,876,148
Janus Henderson Small Cap Value Fund - Class N Shares	298,824	6,938,686
Janus Henderson Triton Fund - Class N Shares	220,279	7,542,364
Janus Henderson U.S. Managed Volatility Fund - Class N Shares	823,895	10,092,717
		151,282,913
Fixed Income Funds – 29.5%
Janus Henderson Global Bond Fund - Class N Shares	7,359,342	67,779,535
Janus Henderson Short-Term Bond Fund - Class N Shares	2,403,893	7,163,601
		74,943,136
Total Investments (total cost $223,051,691) – 99.9%		253,542,284
Cash, Receivables and Other Assets, net of Liabilities – 0.1%		183,646
Net Assets – 100%		$253,725,930

Schedules of Affiliated Investments – (% of Net Assets)

	Dividend Income(1)	Realized Gain/(Loss)(1)	Change in Unrealized Appreciation/ Depreciation(1)	Value at 9/30/18
Investment Companies - 99.9%
Alternative Funds - 10.8%
Janus Henderson Diversified Alternatives Fund - Class N Shares	$-	$(22,313)	$(333,967)	$27,316,235
Equity Funds - 59.6%
Janus Henderson Adaptive Global Allocation Fund - Class N Shares	-	21,752	291,237	13,666,117
Janus Henderson Asia Equity Fund - Class N Shares	-	(546)	(29,265)	2,626,914
Janus Henderson Contrarian Fund - Class N Shares	-	9,766	375,549	5,792,772
Janus Henderson Emerging Markets Fund - Class N Shares	-	(14,139)	(179,433)	7,041,918
Janus Henderson Enterprise Fund - Class N Shares	-	53,793	514,257	8,410,059
Janus Henderson Forty Fund - Class N Shares	-	(4,700)	272,388	3,868,106
Janus Henderson Global Real Estate Fund - Class N Shares	34,804	19,894	(37,802)	7,350,990
Janus Henderson Global Research Fund - Class N Shares	-	47,516	418,298	9,279,659
Janus Henderson Global Select Fund - Class N Shares	-	46,896	351,586	9,391,056
Janus Henderson International Managed Volatility Fund - Class N Shares	-	54,678	270,764	11,280,042
Janus Henderson International Value Fund - Class N Shares	-	19,414	155,546	11,327,355
Janus Henderson Large Cap Value Fund - Class N Shares	-	9,385	526,473	12,427,345
Janus Henderson Mid Cap Value Fund - Class N Shares	-	(945)	116,207	4,370,665
Janus Henderson Overseas Fund - Class N Shares	-	26,850	(72,979)	19,876,148

Investment Companies - 99.9%
Equity Funds - 59.6%
Janus Henderson Small Cap Value Fund - Class N Shares	-	7,941	37,690	6,938,686
Janus Henderson Triton Fund - Class N Shares	-	48,090	484,005	7,542,364
Janus Henderson U.S. Managed Volatility Fund - Class N Shares	-	163,913	364,560	10,092,717
Total Equity Funds	$34,804	$509,558	$3,859,081	$151,282,913
Fixed Income Funds - 29.5%
Janus Henderson Global Bond Fund - Class N Shares	353,723	(57,184)	(1,281,660)	67,779,535
Janus Henderson Short-Term Bond Fund - Class N Shares	42,478	(4,766)	29,099	7,163,601
Total Fixed Income Funds	$396,201	$(61,950)	$(1,252,561)	$74,943,136
Total Affiliated Investments - 99.9%	$431,005	$425,295	$2,272,553	$253,542,284

(1) For securities that were affiliated for a portion of the period ended September 30, 2018, this column reflects amounts for the entire period ended September 30, 2018 and not just the period in which the security was affiliated.

	Share Balance at 6/30/18	Purchases	Sales	Share Balance at 9/30/18
Investment Companies - 99.9%
Alternative Funds - 10.8%
Janus Henderson Diversified Alternatives Fund - Class N Shares	2,803,372	2,061	(79,262)	2,726,171
Equity Funds - 59.6%
Janus Henderson Adaptive Global Allocation Fund - Class N Shares	1,313,377	966	(37,136)	1,277,207
Janus Henderson Asia Equity Fund - Class N Shares	233,272	171	(6,594)	226,849
Janus Henderson Contrarian Fund - Class N Shares	275,397	202	(7,787)	267,812
Janus Henderson Emerging Markets Fund - Class N Shares	759,051	558	(21,462)	738,147
Janus Henderson Enterprise Fund - Class N Shares	63,506	47	(1,796)	61,757
Janus Henderson Forty Fund - Class N Shares	102,359	75	(2,894)	99,540
Janus Henderson Global Real Estate Fund - Class N Shares	640,287	3,432	(18,103)	625,616
Janus Henderson Global Research Fund - Class N Shares	112,463	83	(3,181)	109,365
Janus Henderson Global Select Fund - Class N Shares	549,318	404	(15,532)	534,190
Janus Henderson International Managed Volatility Fund - Class N Shares	1,224,860	901	(34,627)	1,191,134
Janus Henderson International Value Fund - Class N Shares	1,031,716	758	(29,165)	1,003,309
Janus Henderson Large Cap Value Fund - Class N Shares	792,268	582	(22,401)	770,449
Janus Henderson Mid Cap Value Fund - Class N Shares	262,832	193	(7,431)	255,594
Janus Henderson Overseas Fund - Class N Shares	637,123	468	(18,010)	619,581
Janus Henderson Small Cap Value Fund - Class N Shares	307,284	226	(8,686)	298,824
Janus Henderson Triton Fund - Class N Shares	226,518	167	(6,406)	220,279
Janus Henderson U.S. Managed Volatility Fund - Class N Shares	847,229	623	(23,957)	823,895
Fixed Income Funds - 29.5%
Janus Henderson Global Bond Fund - Class N Shares	7,528,969	43,657	(213,284)	7,359,342
Janus Henderson Short-Term Bond Fund - Class N Shares	2,457,405	16,078	(69,590)	2,403,893

Notes to Schedule of Investments (unaudited)

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of September 30, 2018.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs

Assets
Investments in Securities:
Investment Companies
Alternative Funds	$27,316,235	$-	$-
Equity Funds	151,282,913	-	-
Fixed Income Funds	74,943,136	-	-
Total Assets	$253,542,284	$-	$-

Organization and Significant Accounting Policies

Janus Henderson Global Allocation Fund - Moderate (the “Fund”) is a series of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Fund operates as a “fund of funds,” meaning substantially all of the Fund’s assets will be invested in other Janus funds (the “underlying funds”). The Trust offers 48 funds, each of which offers multiple share classes, with differing investment objectives and policies. The Fund seeks total return through growth of capital and income. The Fund is classified as diversified, as defined in the 1940 Act.

Underlying Funds

The Fund invests in a variety of underlying funds to pursue a target allocation of equity investments, fixed-income securities, and alternative investments and may also invest in money market instruments or cash/cash equivalents. The Fund has a target allocation, which is how the Fund's investments generally will be allocated among the major asset classes over the long term, as well as normal ranges, under normal market conditions, within which the Fund's asset class allocations generally will vary over short-term periods. The Fund's long-term expected average asset allocation is as follows: 55% to equity investments, 35% to fixed-income securities and money market instruments, and 10% to alternative investments. Additional details and descriptions of the investment objectives and strategies of each of the underlying funds are available in the Fund’s and underlying funds’ prospectuses available at janushenderson.com. The Trustees of the underlying funds may change the investment objectives or strategies of the underlying funds at any time without prior notice to the Fund’s shareholders.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

The Fund’s net asset value (“NAV”) is calculated based upon the NAV of each of the underlying funds in which the Fund invests on the day of valuation. The NAV for each class of the underlying funds is computed by dividing the total value of securities and other assets allocated to the class, less liabilities allocated to that class, by the total number of shares outstanding for the class.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

The Fund classifies each of its investments in underlying funds as Level 1, without consideration as to the classification level of the specific investments held by the underlying funds. There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of September 30, 2018 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments.

There were no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the period. The Fund recognizes transfers between the levels as of the beginning of the fiscal year.

Transactions with Affiliates

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the period ended September 30, 2018 can be found in the “Schedules of Affiliated Investments” located in the Schedule of Investments.

Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to September 30, 2018 and through the date of issuance of the Fund's filing and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s filing.

Janus Henderson Global Bond Fund

Schedule of Investments (unaudited)

September 30, 2018

Shares or Principal Amounts			Value
Asset-Backed/Commercial Mortgage-Backed Securities – 13.8%
Applebee's Funding LLC / IHOP Funding LLC, 4.2770%, 9/5/44 (144A)	$1,261,260		$1,242,688
BBCMS 2018-TALL Mortgage Trust,
ICE LIBOR USD 1 Month + 0.7220%, 2.8804%, 3/15/37 (144A)‡	1,940,000		1,938,786
Carlyle US CLO 2018-1 Ltd,
ICE LIBOR USD 3 Month + 1.0200%, 3.0752%, 4/20/31 (144A)‡	1,250,000		1,246,373
CIFC Funding 2018-II Ltd,
ICE LIBOR USD 3 Month + 1.0400%, 3.0929%, 4/20/31 (144A)‡	1,263,000		1,259,587
Conn's Receivables Funding 2017-B LLC, 4.5200%, 11/15/20 (144A)	2,181,000		2,192,754
Dryden 55 CLO Ltd,
ICE LIBOR USD 3 Month + 1.0200%, 3.0613%, 4/15/31 (144A)‡	273,000		272,360
ECAF I Ltd, 5.8020%, 6/15/40 (144A)	1,126,144		1,115,576
First Investors Auto Owner Trust 2018-1, 7.1600%, 8/15/25 (144A)	740,000		750,844
JP Morgan Chase Commercial Mortgage Securities Trust 2015-UES,
ICE LIBOR USD 3 Month + 1.2400%, 3.7417%, 9/5/32 (144A)‡	310,000		305,645
LCM XVIII LP, ICE LIBOR USD 3 Month + 1.0200%, 3.3675%, 4/20/31 (144A)‡	1,157,000		1,155,171
loanDepot Station Place Agency Securitization Trust 2017-1,
ICE LIBOR USD 1 Month + 1.6000%, 3.8158%, 11/25/50 (144A)‡,§	648,000		647,188
Magnetite VIII Ltd,
ICE LIBOR USD 3 Month + 0.9800%, 3.3192%, 4/15/31 (144A)‡	1,270,000		1,266,969
Mortgage Funding 2008-1 PLC,
ICE LIBOR GBP 3 Month + 1.1000%, 1.8998%, 3/13/46‡	1,533,646	GBP	1,996,718
Prosper Marketplace Issuance Trust Series 2018-1, 3.9000%, 6/17/24 (144A)	880,000		879,922
RESIMAC Bastille Trust Series 2018-1NC,
ICE LIBOR USD 1 Month + 0.8500%, 2.9874%, 12/16/59 (144A)‡	1,900,000		1,894,781
S-Jets 2017-1 Ltd, 5.6820%, 8/15/42 (144A)	271,839		274,012
Sounds Point CLO IV-R LTD,
ICE LIBOR USD 3 Month + 1.1500%, 3.6514%, 4/18/31 (144A)‡	988,000		988,125
Starwood Retail Property Trust 2014-STAR,
ICE LIBOR USD 1 Month + 3.2500%, 5.4084%, 11/15/27 (144A)‡	1,580,900		1,532,855
Starwood Retail Property Trust 2014-STAR,
ICE LIBOR USD 1 Month + 4.1500%, 6.3084%, 11/15/27 (144A)‡	100,000		95,046
Station Place Securitization Trust 2018-7,
ICE LIBOR USD 1 Month + 0.8500%, 2.9159%, 9/24/19 (144A)‡	1,131,000		1,131,000
Stratton Mortgage Funding PLC,
ICE LIBOR GBP 3 Month + 0.8000%, 1.6011%, 3/12/44‡	1,712,999	GBP	2,225,379
Taco Bell Funding LLC, 3.8320%, 5/25/46 (144A)	599,865		599,841
Tesco Property Finance 3 PLC, 5.7440%, 4/13/40	1,458,006	GBP	2,165,626
Wachovia Bank Commercial Mortgage Trust Series 2007-C30,
ICE LIBOR USD 3 Month + 1.2400%, 5.4130%, 12/15/43‡	299,024		300,425
Wachovia Bank Commercial Mortgage Trust Series 2007-C30,
ICE LIBOR USD 3 Month + 1.2400%, 5.4830%, 12/15/43‡	577,000		571,617
Westlake Automobile Receivables Trust 2015-3, 5.8900%, 7/15/22 (144A)	1,332,000		1,343,511
Willis Engine Structured Trust III, 6.3600%, 8/15/42 (144A)Ç	849,466		866,492
Total Asset-Backed/Commercial Mortgage-Backed Securities (cost $30,631,665)			30,259,291
Bank Loans and Mezzanine Loans – 1.0%
Commercial Mortgage-Backed Securities – 0.7%
Mural Lofts Loan,
ICE LIBOR USD 3 Month + 8.9500%, 8.9500%, 8/1/22 (144A)‡,§	1,530,000		1,530,000
Communications – 0.3%
Charter Communications Operating LLC,
ICE LIBOR USD 3 Month + 2.0000%, 4.2500%, 4/30/25‡	652,073		652,888
Total Bank Loans and Mezzanine Loans (cost $2,181,335)			2,182,888
Corporate Bonds – 13.7%
Banking – 4.1%
Australia & New Zealand Banking Group Ltd, 3.2500%, 6/3/20	1,581,000	AUD	1,154,845
Bank of America Corp, 2.6500%, 4/1/19	1,101,000		1,101,092
Citigroup Inc, 2.0500%, 12/7/18	1,768,000		1,766,391
Citigroup Inc, ICE LIBOR USD 3 Month + 1.4300%, 3.7508%, 9/1/23‡	530,000		542,525
Commonwealth Bank of Australia, 3.2500%, 1/17/22	1,610,000	AUD	1,174,922
CYBG PLC, GBP SWAP 5 YR + 3.5160%, 5.0000%, 2/9/26‡	408,000	GBP	543,858
Morgan Stanley, 5.0000%, 9/30/21	3,365,000	AUD	2,566,106
			8,849,739
Basic Industry – 1.3%
CF Industries Inc, 7.1250%, 5/1/20	1,674,000		1,770,255
Freeport-McMoRan Inc, 5.4500%, 3/15/43	1,279,000		1,160,693
			2,930,948
Brokerage – 0.7%
E*TRADE Financial Corp, 2.9500%, 8/24/22	329,000		318,118
E*TRADE Financial Corp, 3.8000%, 8/24/27	135,000		128,249

Shares or Principal Amounts			Value
Corporate Bonds – (continued)
Brokerage – (continued)
Raymond James Financial Inc, 5.6250%, 4/1/24	$1,031,000		$1,112,176
			1,558,543
Capital Goods – 0.4%
Eagle Materials Inc, 4.5000%, 8/1/26	507,000		505,721
Leonardo US Holdings Inc, 6.2500%, 1/15/40 (144A)	425,000		444,125
			949,846
Communications – 0.6%
Telecom Italia Capital SA, 7.7210%, 6/4/38	555,000		588,300
Telecom Italia Finance SA, 7.7500%, 1/24/33	427,000	EUR	681,661
			1,269,961
Consumer Cyclical – 1.8%
1011778 BC ULC / New Red Finance Inc, 4.6250%, 1/15/22 (144A)	804,000		807,015
DR Horton Inc, 3.7500%, 3/1/19	493,000		493,619
Ford Motor Credit Co LLC, 3.5880%, 6/2/20	2,882,000	AUD	2,099,926
General Motors Financial Co Inc, 3.1000%, 1/15/19	603,000		603,473
			4,004,033
Consumer Non-Cyclical – 0.8%
CVS Health Corp, 3.3500%, 3/9/21	1,705,000		1,701,757
Electric – 0.5%
EDP Finance BV, 3.6250%, 7/15/24 (144A)	1,140,000		1,088,288
Energy – 0.5%
Continental Resources Inc/OK, 5.0000%, 9/15/22	980,000		994,210
Industrial – 1.9%
ADLER Real Estate AG, 3.0000%, 4/27/26	800,000	EUR	907,097
ATF Netherlands BV, EUR SWAP ANNUAL 5 YR + 4.3750%, 3.7500%µ	1,000,000	EUR	1,178,314
Globalworth Real Estate Investments Ltd, 2.8750%, 6/20/22	496,000	EUR	592,475
Globalworth Real Estate Investments Ltd, 3.0000%, 3/29/25	1,200,000	EUR	1,398,313
			4,076,199
Technology – 1.1%
Broadcom Corp / Broadcom Cayman Finance Ltd, 3.6250%, 1/15/24	412,000		399,555
Dell International LLC / EMC Corp, 5.4500%, 6/15/23 (144A)	1,086,000		1,140,708
Seagate HDD Cayman, 3.7500%, 11/15/18	931,000		930,726
			2,470,989
Total Corporate Bonds (cost $30,619,166)			29,894,513
Foreign Government Bonds – 46.8%
Australia Government Bond, 2.7500%, 10/21/19	1,712,000	AUD	1,247,732
Australia Government Bond, 5.7500%, 5/15/21	6,888,000	AUD	5,443,959
Australia Government Bond, 2.0000%, 12/21/21	6,073,000	AUD	4,374,956
Australia Government Bond, 3.0000%, 3/21/47	1,571,000	AUD	1,102,412
Bundesrepublik Deutschland Bundesanleihe, 0.5000%, 2/15/28	2,790,922	EUR	3,264,252
Bundesrepublik Deutschland Bundesanleihe, 1.2500%, 8/15/48	943,606	EUR	1,142,662
Canadian Government Bond, 0.7500%, 3/1/21	7,112,000	CAD	5,315,525
Canadian Government Bond, 1.0000%, 9/1/22	3,375,000	CAD	2,486,394
Canadian Government Bond, 1.0000%, 6/1/27	2,677,000	CAD	1,843,326
Canadian Government Bond, 2.0000%, 6/1/28	1,569,000	CAD	1,170,281
French Republic Government Bond OAT, 2.0000%, 5/25/48 (144A)	889,902	EUR	1,114,305
Italy Buoni Poliennali Del Tesoro, 4.5000%, 2/1/20	3,891,000	EUR	4,727,524
Italy Buoni Poliennali Del Tesoro, 0.9500%, 3/1/23	5,796,000	EUR	6,363,892
Italy Buoni Poliennali Del Tesoro, 4.5000%, 5/1/23	2,555,000	EUR	3,240,045
Japan Government Five Year Bond, 0.1000%, 3/20/23	564,200,000	JPY	5,004,692
Japan Government Ten Year Bond, 0.4000%, 6/20/25	253,750,000	JPY	2,292,730
Japan Government Ten Year Bond, 0.1000%, 6/20/27	1,020,800,000	JPY	8,998,676
Japan Government Thirty Year Bond, 0.5000%, 9/20/46	199,800,000	JPY	1,605,365
Japan Government Twenty Year Bond, 0.5000%, 9/20/36	267,400,000	JPY	2,330,617
Kingdom of Belgium Government Bond, 4.2500%, 3/28/41 (144A)	910,000	EUR	1,602,787
Mexican Bonos, 5.0000%, 12/11/19	72,057,000	MXN	3,722,040
Mexican Bonos, 6.5000%, 6/9/22	37,498,000	MXN	1,922,895
New Zealand Government Bond, 5.0000%, 3/15/19	5,892,000	NZD	3,962,484
New Zealand Government Bond, 3.0000%, 4/15/20	1,550,000	NZD	1,046,547
Portugal Obrigacoes do Tesouro OT, 5.6500%, 2/15/24 (144A)	3,200,159	EUR	4,630,831
Portugal Obrigacoes do Tesouro OT, 2.8750%, 10/15/25 (144A)	1,436,305	EUR	1,833,885
Portugal Obrigacoes do Tesouro OT, 4.1000%, 2/15/45 (144A)	1,515,229	EUR	2,132,297
Republic of Poland Government Bond, 1.5000%, 4/25/20	9,528,000	PLN	2,586,707
Spain Government Bond, 3.8000%, 4/30/24 (144A)	2,210,000	EUR	2,993,921
Spain Government Bond, 1.5000%, 4/30/27 (144A)	1,954,000	EUR	2,301,673
Spain Government Bond, 2.9000%, 10/31/46 (144A)	1,358,000	EUR	1,698,395
Sweden Government Bond, 0.7500%, 5/12/28	10,600,000	SEK	1,206,271
United Kingdom Gilt, 4.0000%, 3/7/22	3,006,000	GBP	4,318,574
United Kingdom Gilt, 0.5000%, 7/22/22	1,819,000	GBP	2,323,353
United Kingdom Gilt, 1.5000%, 7/22/47	821,614	GBP	972,215
Total Foreign Government Bonds (cost $105,805,728)			102,324,220
Inflation-Indexed Bonds – 6.6%
French Republic Government Bond OAT, 0.1000%, 3/1/28	1,736,392	EUR	2,163,890

Shares or Principal Amounts			Value
Inflation-Indexed Bonds – (continued)
Japanese Government CPI Linked Bond, 0.1000%, 3/10/27	488,391,200	JPY	$4,479,785
United Kingdom Gilt Inflation Linked, 0.7500%, 11/22/47	938,397	GBP	2,216,040
United States Treasury Inflation Indexed Bonds, 0.5000%, 1/15/28ÇÇ	$1,147,302		1,101,410
United States Treasury Inflation Indexed Bonds, 0.7500%, 7/15/28ÇÇ	2,251,815		2,216,425
United States Treasury Inflation Indexed Bonds, 1.0000%, 2/15/48ÇÇ	2,202,259		2,173,699
Total Inflation-Indexed Bonds (cost $14,516,474)			14,351,249
United States Treasury Notes/Bonds – 15.5%
2.0000%, 11/30/22	1,533,000		1,477,189
2.6250%, 6/30/23	2,904,000		2,863,049
2.8750%, 9/30/23	8,840,000		8,810,303
2.8750%, 7/31/25	1,746,000		1,731,405
2.3750%, 5/15/27	1,599,000		1,518,363
2.2500%, 11/15/27	1,962,000		1,836,616
2.7500%, 2/15/28	3,095,000		3,018,471
2.8750%, 5/15/28	2,511,800		2,474,221
2.8750%, 8/15/28	2,773,000		2,730,972
2.5000%, 2/15/45	288,000		252,146
2.2500%, 8/15/46	1,302,000		1,074,608
2.7500%, 11/15/47	733,000		670,609
3.0000%, 2/15/48	264,000		253,956
3.1250%, 5/15/48	2,660,100		2,623,420
3.0000%, 8/15/48	2,774,000		2,668,133
Total United States Treasury Notes/Bonds (cost $34,334,233)			34,003,461
Investment Companies – 5.4%
Money Markets – 5.4%
Janus Henderson Cash Liquidity Fund LLC, 2.0479%ºº,£ (cost $11,771,861)	11,771,861		11,771,861
Total Investments (total cost $229,860,462) – 102.8%			224,787,483
Liabilities, net of Cash, Receivables and Other Assets – (2.8)%			(6,156,452)
Net Assets – 100%			$218,631,031

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$87,183,658	38.8%
Japan	24,711,865	11.0
United Kingdom	16,761,763	7.5
Australia	16,393,607	7.3
Italy	16,045,547	7.1
Canada	11,622,541	5.2
Portugal	9,685,301	4.3
Spain	6,993,989	3.1
Germany	6,492,325	2.9
Cayman Islands	6,188,585	2.8
Mexico	5,644,935	2.5
New Zealand	5,009,031	2.2
France	3,278,195	1.5
Poland	2,586,707	1.1
Romania	1,990,788	0.9
Belgium	1,602,787	0.7
Sweden	1,206,271	0.5
Ireland	1,115,576	0.5
Bermuda	274,012	0.1

Total	$224,787,483	100.0%

Schedules of Affiliated Investments – (% of Net Assets)

	Dividend Income	Realized Gain/(Loss)	Change in Unrealized Appreciation/ Depreciation	Value at 9/30/18
Investment Companies - 5.4%
Investments Purchased with Cash Collateral from Securities Lending - N/A
Janus Henderson Cash Collateral Fund LLC, 1.9772%ºº	$34∆	$-	$-	$-
Money Markets - 5.4%
Janus Henderson Cash Liquidity Fund LLC, 2.0479%ºº	35,500	-	-	11,771,861
Total Affiliated Investments - 5.4%	$35,534	$-	$-	$11,771,861

	Share Balance at 6/30/18	Purchases	Sales	Share Balance at 9/30/18
Investment Companies - 5.4%
Investments Purchased with Cash Collateral from Securities Lending - N/A
Janus Henderson Cash Collateral Fund LLC, 1.9772%ºº	-	2,040,000	(2,040,000)	-
Money Markets - 5.4%
Janus Henderson Cash Liquidity Fund LLC, 2.0479%ºº	5,310,823	55,188,801	(48,727,763)	11,771,861

Schedule of Forward Foreign Currency Exchange Contracts, Open

Counterparty/ Foreign Currency	Settlement Date	Foreign Currency Amount (Sold)/ Purchased	USD Currency Amount (Sold)/ Purchased	Market Value and Unrealized Appreciation/ (Depreciation)
Bank of America:
Australian Dollar	11/21/18	(5,865,000)	$4,256,835	$16,690
British Pound	11/21/18	(1,254,000)	1,655,512	17,378
Danish Krone	11/21/18	(206,000)	32,578	351
Mexican Peso	11/21/18	23,796,000	(1,250,184)	10,714
New Zealand Dollar	11/21/18	(3,023,000)	2,012,124	8,503

				53,636
Barclays Capital, Inc.:
Australian Dollar	11/21/18	(2,590,000)	1,879,882	7,422
British Pound	11/21/18	(28,000)	36,973	396
Canadian Dollar	11/21/18	(1,913,000)	1,475,969	(6,933)
Euro	11/21/18	(939,000)	1,107,689	12,938
Japanese Yen	11/21/18	184,168,000	(1,637,229)	(9,565)
Norwegian Krone	11/21/18	22,655,000	(2,798,994)	(7,939)
Polish Zloty	11/21/18	(1,096,000)	301,518	3,712
Swedish Krona	11/21/18	8,067,000	(919,391)	(7,287)

				(7,256)
BNP Paribas:
Australian Dollar	11/21/18	2,905,000	(2,108,225)	(8,035)
Euro	11/21/18	(2,023,000)	2,355,075	(3,476)
Japanese Yen	11/21/18	212,663,000	(1,890,581)	(11,081)
New Zealand Dollar	11/21/18	1,703,000	(1,133,428)	(4,693)

Counterparty/ Foreign Currency	Settlement Date	Foreign Currency Amount (Sold)/ Purchased	USD Currency Amount (Sold)/ Purchased	Market Value and Unrealized Appreciation/ (Depreciation)
Norwegian Krone	11/21/18	33,624,000	$(4,152,342)	(9,927)
Polish Zloty	11/21/18	127,000	(34,927)	(418)
Swedish Krona	11/21/18	30,494,000	(3,474,724)	(26,887)

				(64,517)
Citibank NA:
Australian Dollar	11/21/18	(12,224,000)	8,874,490	37,060
British Pound	11/21/18	(6,200,000)	8,156,654	57,425
Canadian Dollar	11/21/18	(762,000)	587,297	(3,383)
Colombian Peso	11/21/18	6,496,362,000	(2,191,016)	2,812
Czech Koruna	11/21/18	49,502,000	(2,272,819)	(36,463)
Euro	11/21/18	(1,610,000)	1,885,194	8,146
Japanese Yen	11/21/18	210,949,000	(1,874,977)	(10,625)
Mexican Peso	11/21/18	39,952,000	(2,118,559)	(1,590)
New Zealand Dollar	11/21/18	(1,184,000)	788,070	3,324
Swedish Krona	11/21/18	28,201,000	(3,215,035)	(26,459)

				30,247
Credit Suisse International:
Thailand Baht	11/21/18	142,806,000	(4,407,253)	17,516
HSBC Securities (USA), Inc.:
British Pound	11/21/18	(647,000)	854,357	9,163
Euro	11/21/18	534,000	(629,859)	(7,285)
Japanese Yen	11/21/18	251,202,000	(2,233,242)	(13,136)
Mexican Peso	11/21/18	(67,599,000)	3,548,756	(33,168)
New Zealand Dollar	11/21/18	(5,086,000)	3,384,804	13,843
Norwegian Krone	11/21/18	15,681,000	(1,936,968)	(5,097)

				(35,680)
JPMorgan Chase & Co.:
Brazilian Real	11/21/18	4,490,000	(1,105,367)	1,964
British Pound	11/21/18	2,805,000	(3,705,677)	(41,429)
Chilean Peso	11/21/18	2,935,058,000	(4,430,076)	38,610
Euro	11/21/18	1,499,000	(1,770,300)	(22,663)
Japanese Yen	11/21/18	(176,370,000)	1,561,176	2,431
Mexican Peso	11/21/18	(62,696,000)	3,290,662	(31,462)
Polish Zloty	11/21/18	(8,573,000)	2,359,375	29,914

				(22,635)
Total				$(28,689)

Schedule of Futures

Description	Number of Contracts	Expiration Date	Value and Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin Asset/(Liability)
Futures Purchased:
2-Year US Treasury Note	16	12/31/18	$3,371,750	$(10,000)	$750
US Treasury Long Bond	3	12/19/18	421,500	(13,031)	(469)
Total - Futures Purchased				(23,031)	281
Futures Sold:
5-Year US Treasury Note	16	12/31/18	(1,799,625)	15,633	(875)
Ultra 10-Year US Treasury Note	7	12/19/18	(882,000)	16,137	-

Total - Futures Sold	31,770	(875)
Total	$8,739	$(594)

Average Ending Monthly Market Value of Derivative Instruments During the Period Ended September 30, 2018

Market Value(a)
Forward foreign currency exchange contracts, purchased	$ 46,046,924
Forward foreign currency exchange contracts, sold	54,631,047
Futures contracts, purchased	4,445,508
Futures contracts, sold	2,879,109

(a) Forward foreign currency exchange contracts are reported as the average ending monthly currency amount purchased or sold.

Notes to Schedule of Investments (unaudited)

ICE	Intercontinental Exchange
LIBOR	London Interbank Offered Rate
LLC	Limited Liability Company
LP	Limited Partnership
PLC	Public Limited Company
ULC	Unlimited Liability Company

144A

Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Unless otherwise noted, these securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 144A securities as of the period ended September 30, 2018 is $46,317,756, which represents 21.2% of net assets.

‡

Variable or floating rate security. Rate shown is the current rate as of September 30, 2018. Certain variable rate securities are not based on a published reference rate and spread; they are determined by the issuer or agent and current market conditions. Reference rate is as of reset date and may vary by security, which may not indicate a reference rate and/or spread in their description.

ÇÇ	Security is a U.S. Treasury Inflation-Protected Security (TIPS).

ºº	Rate shown is the 7-day yield as of September 30, 2018.

µ

This variable rate security is a perpetual bond. Perpetual bonds have no contractual maturity date, are not redeemable, and pay an indefinite stream of interest. The coupon rate shown represents the current interest rate.

Ç	Step bond. The coupon rate will increase or decrease periodically based upon a predetermined schedule. The rate shown reflects the current rate.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

∆	Net of income paid to the securities lending agent and rebates paid to the borrowing counterparties.

§				Schedule of Restricted and Illiquid Securities (as of September 30, 2018)
				Value as a
	Acquisition			% of Net
	Date	Cost	Value	Assets
loanDepot Station Place Agency Securitization Trust 2017-1, ICE LIBOR USD 1 Month + 1.6000%, 3.8158%, 11/25/50	11/29/17	$648,000	$647,188	0.3%
Mural Loft Loan, 8.9500%, 8/1/22	7/13/17	1,530,000	1,530,000	0.7
Total		$2,178,000	$2,177,188	1.0%

The Fund has registration rights for certain restricted securities held as of September 30, 2018. The issuer incurs all registration costs.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of September 30, 2018.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs

Assets
Investments in Securities:
Asset-Backed/Commercial Mortgage-Backed Securities	$-	$30,259,291	$-
Bank Loans and Mezzanine Loans	-	2,182,888	-
Corporate Bonds	-	29,894,513	-
Foreign Government Bonds	-	102,324,220	-
Inflation-Indexed Bonds	-	14,351,249	-
United States Treasury Notes/Bonds	-	34,003,461	-
Investment Companies	-	11,771,861	-
Total Investments in Securities	$-	$224,787,483	$-
Other Financial Instruments(a):
Forward Foreign Currency Exchange Contracts	-	300,312	-
Variation Margin Receivable	750	-	-
Total Assets	$750	$225,087,795	$-
Liabilities
Other Financial Instruments(a):
Forward Foreign Currency Exchange Contracts	$-	$329,001	$-
Variation Margin Payable	1,344	-	-
Total Liabilities	$1,344	$329,001	$-

(a)

Other financial instruments include forward foreign currency exchange, futures, written options, written swaptions, and swap contracts. Forward foreign currency exchange contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract's value from trade date. Futures, certain written options on futures, and centrally cleared swap contracts are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. Written options, written swaptions, and other swap contracts are reported at their market value at measurement date.

Organization and Significant Accounting Policies

Janus Henderson Global Bond Fund (the “Fund”) is a series of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 48 funds, each of which offers multiple share classes, with differing investment objectives and policies. The Fund seeks total return, consistent with preservation of capital. The Fund is classified as diversified, as defined in the 1940 Act.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of September 30, 2018 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments.

There were no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the period. The Fund recognizes transfers between the levels as of the beginning of the fiscal year.

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Derivative Instruments

The Fund may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Fund may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on future contracts, options on foreign currencies, options on recovery locks, options on security and commodity indices, swaps, forward contracts, structured investments, and other equity-linked derivatives. Each derivative instrument that was held by the Fund during the period ended September 30, 2018 is discussed in further detail below.

The Fund may use derivative instruments for hedging purposes (to offset risks associated with an investment, currency exposure, or market conditions), to adjust currency exposure relative to a benchmark index, or for speculative purposes (to earn income and seek to enhance returns). When the Fund invests in a derivative for speculative purposes, the Fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The Fund may not use any derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly. The Fund’s ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks.

In pursuit of its investment objective, the Fund may seek to use derivatives to increase or decrease exposure to the following market risk factors:

• Commodity Risk – the risk related to the change in value of commodities or commodity-linked investments due to changes in the overall market movements, volatility of the underlying benchmark, changes in interest rates, or other factors affecting a particular industry or commodity such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political, and regulatory developments.

• Counterparty Risk – the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Fund.

• Credit Risk – the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

• Currency Risk – the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

• Equity Risk – the risk related to the change in value of equity securities as they relate to increases or decreases in the general market.

• Index Risk – if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

• Interest Rate Risk – the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause the Fund’s NAV to likewise decrease.

• Leverage Risk – the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. The Fund creates leverage by investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies, such as short sales, that involve leverage can result in losses that greatly exceed the amount originally invested.

• Liquidity Risk – the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk.

In an effort to mitigate credit risk associated with derivatives traded OTC, the Fund may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Fund may require the counterparty to post collateral if the Fund has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. Additionally, the Fund may deposit cash and/or treasuries as collateral with the counterparty and/or custodian daily (based on the daily valuation of the financial asset) if the Fund has a net aggregate unrealized loss on OTC derivative contracts with a particular counterparty. All liquid securities and restricted cash are considered to cover in an amount at all times equal to or greater than the Fund’s commitment with respect to certain exchange-traded derivatives, centrally cleared derivatives, forward foreign currency exchange contracts, short sales, and/or securities with extended settlement dates. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on Janus Capital Management LLC's (“Janus Capital”) ability to establish and maintain appropriate systems and trading.

Forward Foreign Currency Exchange Contracts

A forward foreign currency exchange contract (“forward currency contract”) is an obligation to buy or sell a specified currency at a future date at a negotiated rate (which may be U.S. dollars or a foreign currency). The Fund may enter into forward currency contracts for hedging purposes, including, but not limited to, reducing exposure to changes in foreign currency exchange rates on foreign portfolio holdings and locking in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. The Fund may also invest in forward currency contracts for non-hedging purposes such as seeking to enhance returns. The Fund is subject to currency risk and counterparty risk in the normal course of pursuing its investment objective through its investments in forward currency contracts.

Forward currency contracts are valued by converting the foreign value to U.S. dollars by using the current spot U.S. dollar exchange rate and/or forward rate for that currency. Exchange and forward rates as of the close of the NYSE shall be used to value the forward currency contracts.

During the period, the Fund entered into forward currency contracts with the obligation to purchase foreign currencies in the future at an agreed upon rate in order to decrease exposure to currency risk associated with foreign currency denominated securities held by the Fund.

During the period, the Fund entered into forward currency contracts with the obligation to purchase foreign currencies in the future at an agreed upon rate in order to take a positive outlook on the related currency. These forward contracts seek to increase exposure to currency risk.

During the period, the Fund entered into forward currency contracts with the obligation to sell foreign currencies in the future at an agreed upon rate in order to decrease exposure to currency risk associated with foreign currency denominated securities held by the Fund.

During the period, the Fund entered into forward currency contracts with the obligation to sell foreign currencies in the future at an agreed upon rate in order to take a negative outlook on the related currency. These forward contracts seek to increase exposure to currency risk.

Futures Contracts

A futures contract is an exchange-traded agreement to take or make delivery of an underlying asset at a specific time in the future for a specific predetermined negotiated price. The Fund may enter into futures contracts to gain exposure to the stock market or other markets pending investment of cash balances or to meet liquidity needs. The Fund is subject to interest rate risk, equity risk, and currency risk in the normal course of pursuing its investment objective through its investments in futures contracts. The Fund may also use such derivative instruments to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts may involve risks such as the possibility of illiquid markets or imperfect correlation between the values of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Futures contracts on commodities are valued at the settlement price on valuation date on the commodities exchange as reported by an approved vendor. Mini contracts, as defined in the description of the contract, shall be valued using the Actual Settlement Price or “ASET” price type as reported by an approved vendor. In the event that foreign futures trade when the foreign equity markets are closed, the last foreign futures trade price shall be used. Securities held by the Fund that are designated as collateral for market value on futures contracts are noted on the Schedule of Investments (if applicable). Such collateral is in the possession of the Fund’s futures commission merchant.

With futures, there is minimal counterparty credit risk to the Fund since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

During the period, the Fund purchased interest rate futures to increase exposure to interest rate risk.

During the period, the Fund sold interest rate futures to decrease exposure to interest rate risk.

Additional Investment Risk

The Fund may be invested in lower-rated debt securities that have a higher risk of default or loss of value since these securities may be sensitive to economic changes, political changes, or adverse developments specific to the issuer.

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) of 2010 provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt of countries such as Greece, Italy, Spain, Portugal, and Ireland. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more "bailouts" from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (known as “Brexit”). There is considerable uncertainty about how Brexit will be conducted, how negotiations of necessary treaties and trade agreements will proceed, or how financial markets will react. In addition, one or more other countries may also abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Inflation-Linked Securities

The Fund may invest in inflation-indexed bonds, including municipal inflation-indexed bonds and corporate inflation-indexed bonds, or in derivatives that are linked to these securities. Inflation-linked bonds are fixed-income securities that have a principal value that is periodically adjusted according to the rate of inflation. If an index measuring inflation falls, the principal value of inflation-indexed bonds will typically be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Because of their inflation adjustment feature, inflation-linked bonds typically have lower yields than conventional fixed-rate bonds. In addition, inflation-linked bonds also normally decline in price when real interest rates rise. In the event of deflation, when prices decline over time, the principal and income of inflation-linked bonds would likely decline, resulting in losses to the Fund.

In the case of Treasury Inflation-Protected Securities, also known as TIPS, repayment of original bond principal upon maturity (as adjusted for inflation) is guaranteed by the U.S. Treasury. For inflation-linked bonds that do not provide a similar guarantee, the adjusted principal value of the inflation-linked bond repaid at maturity may be less than the original principal. Other non-U.S. sovereign governments also issue inflation-linked securities (sometimes referred to as “linkers”) that are tied to their own local consumer price indices. In certain of these non-U.S. jurisdictions, the repayment of the original bond principal upon the maturity of an inflation-linked bond is not guaranteed, allowing for the amount of the bond repaid at maturity to be less than par. Inflation-linked bonds may also be issued by, or related to, sovereign governments of other developed countries, emerging market countries, or companies or other entities not affiliated with governments.

Loans

The Fund may invest in various commercial loans, including bank loans, bridge loans, debtor-in-possession (“DIP”) loans, mezzanine loans, and other fixed and floating rate loans. These loans may be acquired through loan participations and assignments or on a when-issued basis. Commercial loans will comprise no more than 20% of the Fund’s total assets. Below are descriptions of the types of loans held by the Fund as of September 30, 2018.

• Bank Loans - Bank loans are obligations of companies or other entities entered into in connection with recapitalizations, acquisitions, and refinancings. The Fund’s investments in bank loans are generally acquired as a participation interest in, or assignment of, loans originated by a lender or other financial institution. These investments may include institutionally-traded floating and fixed-rate debt securities.

• Floating Rate Loans – Floating rate loans are debt securities that have floating interest rates, that adjust periodically, and are tied to a benchmark lending rate, such as London Interbank Offered Rate (“LIBOR”). In other cases, the lending rate could be tied to the prime rate offered by one or more major U.S. banks or the rate paid on large certificates of deposit traded in the secondary markets. If the benchmark lending rate changes, the rate payable to lenders under the loan will change at the next scheduled adjustment date specified in the loan agreement. Floating rate loans are typically issued to companies (‘‘borrowers’’) in connection with recapitalizations, acquisitions, and refinancings. Floating rate loan investments are generally below investment grade. Senior floating rate loans are secured by specific collateral of a borrower and are senior in the borrower’s capital structure. The senior position in the borrower’s capital structure generally gives holders of senior loans a claim on certain of the borrower’s assets that is senior to subordinated debt and preferred and common stock in the case of a borrower’s default. Floating rate loan investments may involve foreign borrowers, and investments may be denominated in foreign currencies. Floating rate loans often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged. The Fund may invest in obligations of borrowers who are in bankruptcy proceedings. While the Fund generally expects to invest in fully funded term loans, certain of the loans in which the Fund may invest include revolving loans, bridge loans, and delayed draw term loans.

Purchasers of floating rate loans may pay and/or receive certain fees. The Fund may receive fees such as covenant waiver fees or prepayment penalty fees. The Fund may pay fees such as facility fees. Such fees may affect the Fund’s return.

• Mezzanine Loans - Mezzanine loans are secured by the stock of the company that owns the assets. Mezzanine loans are a hybrid of debt and equity financing that is typically used to fund the expansion of existing companies. A mezzanine loan is composed of debt capital that gives the lender the right to convert to an ownership or equity interest in the company if the loan is not paid back in time and in full. Mezzanine loans typically are the most subordinated debt obligation in an issuer’s capital structure.

Mortgage- and Asset-Backed Securities

Mortgage- and asset-backed securities represent interests in “pools” of commercial or residential mortgages or other assets, including consumer loans or receivables. The Fund may purchase fixed or variable rate commercial or residential mortgage-backed securities issued by the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”), the Federal Home Loan Mortgage Corporation (“Freddie Mac”), or other governmental or government-related entities. Ginnie Mae’s guarantees are backed by the full faith and credit of the U.S. Government, which means that the U.S. Government guarantees that the interest and principal will be paid when due. Fannie Mae and Freddie Mac securities are not backed by the full faith and credit of the U.S. Government. In September 2008, the Federal Housing Finance Agency (“FHFA”), an agency of the U.S. Government, placed Fannie Mae and Freddie Mac under conservatorship. Since that time, Fannie Mae and Freddie Mac have received capital support through U.S. Treasury preferred stock purchases, and Treasury and Federal Reserve purchases of their mortgage-backed securities. The FHFA and the U.S. Treasury have imposed strict limits on the size of these entities’ mortgage portfolios. The FHFA has the power to cancel any contract entered into by Fannie Mae and Freddie Mac prior to FHFA’s appointment as conservator or receiver, including the guarantee obligations of Fannie Mae and Freddie Mac.

The Fund may also purchase other mortgage- and asset-backed securities through single- and multi-seller conduits, collateralized debt obligations, structured investment vehicles, and other similar securities. Asset-backed securities may be backed by various consumer obligations, including automobile loans, equipment leases, credit card receivables, or other collateral. In the event the underlying loans are not paid, the securities’ issuer could be forced to sell the assets and recognize losses on such assets, which could impact your return. Unlike traditional debt instruments, payments on these securities include both interest and a partial payment of principal. Mortgage- and asset-backed securities are subject to both extension risk, where borrowers pay off their debt obligations more slowly in times of rising interest rates, and prepayment risk, where borrowers pay off their debt obligations sooner than expected in times of declining interest rates. These risks may reduce the Fund’s returns. In addition, investments in mortgage- and asset-backed securities, including those comprised of subprime mortgages, may be subject to a higher degree of credit risk, valuation risk, and liquidity risk than various other types of fixed-income securities. Additionally, although mortgage-backed securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that guarantors or insurers will meet their obligations.

Real Estate Investing

The Fund may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Restricted Security Transactions

Restricted securities held by the Fund may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933, as amended. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Fund to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Securities Lending

Under procedures adopted by the Trustees, the Fund may seek to earn additional income by lending securities to certain qualified broker-dealers and institutions. Deutsche Bank AG acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodian functions in accordance with the Agency Securities Lending and Repurchase Agreement. The Fund may lend portfolio securities in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, Janus Capital makes efforts to balance the benefits and risks from granting such loans. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund.

Upon receipt of cash collateral, Janus Capital may invest it in affiliated or non-affiliated cash management vehicles, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder. Janus Capital currently intends to invest the cash collateral in a cash management vehicle for which Janus Capital serves as investment adviser, Janus Henderson Cash Collateral Fund LLC. An investment in Janus Henderson Cash Collateral Fund LLC is generally subject to the same risks that shareholders experience when investing in similarly structured vehicles, such as the potential for significant fluctuations in assets as a result of the purchase and redemption activity of the securities lending program, a decline in the value of the collateral, and possible liquidity issues. Such risks may delay the return of the cash collateral and cause the Fund to violate its agreement to return the cash collateral to a borrower in a timely manner. As adviser to the Fund and Janus Henderson Cash Collateral Fund LLC, Janus Capital has an inherent conflict of interest as a result of its fiduciary duties to both the Fund and Janus Henderson Cash Collateral Fund LLC. Additionally, Janus Capital receives an investment advisory fee of 0.05% for managing Janus Henderson Cash Collateral Fund LLC, but it may not receive a fee for managing certain other affiliated cash management vehicles in which the Fund may invest, and therefore may have an incentive to allocate preferred investment opportunities to investment vehicles for which it is receiving a fee.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

The cash collateral invested by Janus Capital is disclosed in the Schedule of Investments (if applicable).

There were no securities on loan as of September 30, 2018.

Sovereign Debt

The Fund may invest in U.S. and non-U.S. government debt securities (“sovereign debt”). Some investments in sovereign debt, such as U.S. sovereign debt, are considered low risk. However, investments in sovereign debt, especially the debt of less developed countries, can involve a high degree of risk, including the risk that the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or to pay the interest on its sovereign debt in a timely manner. A sovereign debtor’s willingness or ability to satisfy its debt obligation may be affected by various factors including, but not limited to, its cash flow situation, the extent of its foreign currency reserves, the availability of foreign exchange when a payment is due, the relative size of its debt position in relation to its economy as a whole, the sovereign debtor’s policy toward international lenders, and local political constraints to which the governmental entity may be subject. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies, and other entities. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance, or repay principal or interest when due may result in the cancellation of third party commitments to lend funds to the sovereign debtor, which may further impair such debtor’s ability or willingness to timely service its debts. The Fund may be requested to participate in the rescheduling of such sovereign debt and to extend further loans to governmental entities, which may adversely affect the Fund’s holdings. In the event of default, there may be limited or no legal remedies for collecting sovereign debt and there may be no bankruptcy proceedings through which the Fund may collect all or part of the sovereign debt that a governmental entity has not repaid. In addition, to the extent the Fund invests in non-U.S. sovereign debt, it may be subject to currency risk.

When-Issued, Delayed Delivery and Forward Commitment Transactions

The Fund may purchase or sell securities on a when-issued, delayed delivery, or forward commitment basis. When purchasing a security on a when-issued, delayed delivery, or forward commitment basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. Typically, no income accrues on securities the Fund has committed to purchase prior to the time delivery of the securities is made. Because the Fund is not required to pay for the security until the delivery date, these risks are in addition to the risks associated with the Fund’s other investments. If the other party to a transaction fails to deliver the securities, the Fund could miss a favorable price or yield opportunity. If the Fund remains substantially fully invested at a time when when-issued, delayed delivery, or forward commitment purchases are outstanding, the purchases may result in a form of leverage.

When the Fund has sold a security on a when-issued, delayed delivery, or forward commitment basis, the Fund does not participate in future gains or losses with respect to the security. If the other party to a transaction fails to pay for the securities, the Fund could suffer a loss. Additionally, when selling a security on a when-issued, delayed delivery, or forward commitment basis without owning the security, the Fund will incur a loss if the security’s price appreciates in value such that the security’s price is above the agreed upon price on the settlement date. The Fund may dispose of or renegotiate a transaction after it is entered into, and may purchase or sell when-issued, delayed delivery or forward commitment securities before the settlement date, which may result in a gain or loss.

Transactions with Affiliates

Pursuant to the provisions of the 1940 Act and related rules, the Fund may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Fund may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Fund is eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Henderson Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Henderson Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered product compliant with Rule 2a-7 under the 1940 Act. There are no restrictions on the Fund's ability to withdraw investments from Janus Henderson Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Fund to Janus Henderson Cash Liquidity Fund LLC. The units of Janus Henderson Cash Liquidity Fund LLC are not charged any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the period ended September 30, 2018 can be found in the “Schedules of Affiliated Investments” located in the Schedule of Investments.

Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to September 30, 2018 and through the date of issuance of the Fund's filing and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s filing.

Janus Henderson Global Income Managed Volatility Fund

Schedule of Investments (unaudited)

September 30, 2018

Shares		Value
Common Stocks – 98.9%
Aerospace & Defense – 5.4%
Lockheed Martin Corp	39,800	$13,769,208
Air Freight & Logistics – 0.3%
Royal Mail PLC	101,753	632,658
Airlines – 1.6%
Japan Airlines Co Ltd	113,800	4,091,190
Auto Components – 1.3%
Bridgestone Corp	44,700	1,689,235
Sumitomo Rubber Industries Ltd	111,200	1,668,979
		3,358,214
Automobiles – 0.7%
Nissan Motor Co Ltd	65,500	613,198
Subaru Corp	37,600	1,151,831
		1,765,029
Banks – 4.2%
BOC Hong Kong Holdings Ltd	10,000	47,522
DBS Group Holdings Ltd	47,200	901,038
Hang Seng Bank Ltd	285,600	7,756,686
United Overseas Bank Ltd	94,100	1,864,512
		10,569,758
Beverages – 0.3%
Coca-Cola Co	16,800	775,992
Biotechnology – 0.1%
AbbVie Inc	2,000	189,160
Capital Markets – 2.7%
CME Group Inc	39,100	6,655,211
Singapore Exchange Ltd	40,500	218,398
		6,873,609
Distributors – 0.3%
Genuine Parts Co	7,600	755,440
Diversified Consumer Services – 1.3%
H&R Block Inc	125,100	3,221,325
Diversified Telecommunication Services – 4.4%
AT&T Inc	96,200	3,230,396
BCE Inc	33,877	1,372,655
HKT Trust & HKT Ltd	3,837,000	5,274,227
Spark New Zealand Ltd	523,211	1,404,049
		11,281,327
Electric Utilities – 16.3%
Alliant Energy Corp	18,200	774,774
American Electric Power Co Inc	13,600	963,968
CK Infrastructure Holdings Ltd	79,000	625,711
CLP Holdings Ltd	951,000	11,134,423
Duke Energy Corp	50,366	4,030,287
Edison International	4,200	284,256
Eversource Energy	28,600	1,757,184
Fortis Inc/Canada	4,700	152,409
NextEra Energy Inc	28,500	4,776,600
OGE Energy Corp	2,800	101,696
Pinnacle West Capital Corp	24,000	1,900,320
Power Assets Holdings Ltd	1,401,500	9,757,630
PPL Corp	29,600	866,096
Xcel Energy Inc	91,000	4,296,110
		41,421,464
Food & Staples Retailing – 1.5%
Koninklijke Ahold Delhaize NV	19,275	441,933
Lawson Inc	55,400	3,374,718
		3,816,651
Food Products – 1.1%
Campbell Soup Co	16,300	597,069
General Mills Inc	39,800	1,708,216
WH Group Ltd	750,500	528,271
		2,833,556
Health Care Providers & Services – 1.3%
Sonic Healthcare Ltd	188,867	3,400,070
Hotels, Restaurants & Leisure – 8.2%
Crown Resorts Ltd	3,762	37,220
Darden Restaurants Inc	61,800	6,871,542
Flight Centre Travel Group Ltd	31,189	1,198,242

Shares		Value
Common Stocks – (continued)
Hotels, Restaurants & Leisure – (continued)
Las Vegas Sands Corp	900	$53,397
McDonald's Corp	73,400	12,279,086
Sands China Ltd	73,200	331,499
Sodexo SA	444	47,080
TUI AG	776	14,896
		20,832,962
Household Durables – 1.1%
Garmin Ltd	18,000	1,260,900
Iida Group Holdings Co Ltd#	79,800	1,419,681
Sekisui House Ltd	11,600	176,910
		2,857,491
Household Products – 6.6%
Kimberly-Clark Corp	101,900	11,579,916
Procter & Gamble Co	61,100	5,085,353
		16,665,269
Industrial Conglomerates – 0.7%
NWS Holdings Ltd	939,000	1,856,912
Information Technology Services – 0.1%
Paychex Inc	4,000	294,600
Insurance – 2.8%
Arthur J Gallagher & Co	20,600	1,533,464
Cincinnati Financial Corp	36,600	2,811,246
Great-West Lifeco Inc	19,700	478,047
MS&AD Insurance Group Holdings Inc	2,000	66,796
Power Financial Corp	5,600	128,303
Sony Financial Holdings Inc	45,600	1,005,127
Sun Life Financial Inc	20,800	827,007
Tryg A/S	10,896	271,301
		7,121,291
Marine – 0.1%
Kuehne + Nagel International AG	971	153,915
Media – 2.2%
Eutelsat Communications SA	351	8,296
Interpublic Group of Cos Inc	17,600	402,512
Omnicom Group Inc	5,000	340,100
Shaw Communications Inc	248,300	4,839,110
		5,590,018
Multiline Retail – 1.7%
Kohl's Corp	39,300	2,929,815
Macy's Inc	2,400	83,352
Nordstrom Inc	4,000	239,240
Target Corp	10,900	961,489
		4,213,896
Multi-Utilities – 11.6%
Ameren Corp	57,300	3,622,506
Canadian Utilities Ltd	14,000	344,282
CMS Energy Corp	29,900	1,465,100
Consolidated Edison Inc	139,000	10,590,410
DTE Energy Co	43,140	4,707,868
Innogy SE (144A)	5,021	224,354
Public Service Enterprise Group Inc	37,300	1,969,067
Sempra Energy	16,600	1,888,250
WEC Energy Group Inc	70,551	4,709,985
		29,521,822
Oil, Gas & Consumable Fuels – 2.8%
Exxon Mobil Corp	3,700	314,574
Marathon Petroleum Corp	1,800	143,946
Valero Energy Corp	59,200	6,734,000
		7,192,520
Pharmaceuticals – 2.1%
Merck & Co Inc	31,700	2,248,798
Novartis AG	2,024	174,134
Pfizer Inc	65,900	2,904,213
Takeda Pharmaceutical Co Ltd	1,500	64,186
		5,391,331
Real Estate Management & Development – 5.4%
Daito Trust Construction Co Ltd	70,100	9,018,587
Henderson Land Development Co Ltd	1,100	5,530
Hysan Development Co Ltd	227,000	1,146,904
Swire Properties Ltd	863,200	3,269,572
Swiss Prime Site AG*	3,985	339,801
		13,780,394

Shares		Value
Common Stocks – (continued)
Road & Rail – 0%
ComfortDelGro Corp Ltd	34,000	$60,452
Specialty Retail – 0.7%
Gap Inc	64,600	1,863,710
Technology Hardware, Storage & Peripherals – 0.8%
Canon Inc	66,700	2,119,604
Textiles, Apparel & Luxury Goods – 1.6%
Tapestry Inc	26,900	1,352,263
Yue Yuen Industrial Holdings Ltd	923,000	2,564,577
		3,916,840
Tobacco – 0.8%
Altria Group Inc	35,200	2,122,912
Trading Companies & Distributors – 2.0%
ITOCHU Corp	270,900	4,960,141
Transportation Infrastructure – 0.8%
SATS Ltd	499,200	1,906,654
Wireless Telecommunication Services – 4.0%
KDDI Corp	2,300	63,554
NTT DOCOMO Inc	222,200	5,975,537
Rogers Communications Inc	81,100	4,171,485
		10,210,576
Total Common Stocks (cost $237,685,619)		251,387,961
Investment Companies – 1.2%
Investments Purchased with Cash Collateral from Securities Lending – 0.4%
Janus Henderson Cash Collateral Fund LLC, 1.9772%ºº,£	997,500	997,500
Money Markets – 0.8%
Janus Henderson Cash Liquidity Fund LLC, 2.0479%ºº,£	2,135,564	2,135,564
Total Investment Companies (cost $3,133,064)		3,133,064
Total Investments (total cost $240,818,683) – 100.1%		254,521,025
Liabilities, net of Cash, Receivables and Other Assets – (0.1)%		(235,706)
Net Assets – 100%		$254,285,319

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$147,149,986	57.8%
Hong Kong	44,299,464	17.4
Japan	37,459,274	14.7
Canada	12,313,298	4.8
Singapore	4,951,054	1.9
Australia	4,635,532	1.8
New Zealand	1,404,049	0.6
Switzerland	667,850	0.3
United Kingdom	647,554	0.3
Netherlands	441,933	0.2
Denmark	271,301	0.1
Germany	224,354	0.1
France	55,376	0.0

Total	$254,521,025	100.0%

Schedules of Affiliated Investments – (% of Net Assets)

	Dividend Income	Realized Gain/(Loss)	Change in Unrealized Appreciation/ Depreciation	Value at 9/30/18
Investment Companies - 1.2%
Investments Purchased with Cash Collateral from Securities Lending - 0.4%
Janus Henderson Cash Collateral Fund LLC, 1.9772%ºº	$2,209∆	$-	$-	$997,500
Money Markets - 0.8%
Janus Henderson Cash Liquidity Fund LLC, 2.0479%ºº	9,077	-	-	2,135,564

Total Affiliated Investments - 1.2%	$11,286	$-	$-	$3,133,064

	Share Balance at 6/30/18	Purchases	Sales	Share Balance at 9/30/18
Investment Companies - 1.2%
Investments Purchased with Cash Collateral from Securities Lending - 0.4%
Janus Henderson Cash Collateral Fund LLC, 1.9772%ºº	379,480	9,125,637	(8,507,617)	997,500
Money Markets - 0.8%
Janus Henderson Cash Liquidity Fund LLC, 2.0479%ºº	2,206,151	11,706,935	(11,777,522)	2,135,564

Notes to Schedule of Investments (unaudited)

LLC	Limited Liability Company
PLC	Public Limited Company

144A

Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Unless otherwise noted, these securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 144A securities as of the period ended September 30, 2018 is $224,354, which represents 0.1% of net assets.

*	Non-income producing security.

ºº	Rate shown is the 7-day yield as of September 30, 2018.

#	Loaned security; a portion of the security is on loan at September 30, 2018.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

∆	Net of income paid to the securities lending agent and rebates paid to the borrowing counterparties.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of September 30, 2018.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs

Assets
Investments in Securities:
Common Stocks	$251,387,961	$-	$-
Investment Companies	-	3,133,064	-
Total Assets	$251,387,961	$3,133,064	$-

Organization and Significant Accounting Policies

Janus Henderson Global Income Managed Volatility Fund (the “Fund”) is a series of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 48 funds, each of which offers multiple share classes, with differing investment objectives and policies. The Fund seeks long-term growth of capital and income. The Fund is classified as diversified, as defined in the 1940 Act.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of September 30, 2018 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments.

The Fund recognizes transfers between the levels as of the beginning of the fiscal year. The following describes the amounts of transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the period.

Financial assets of $97,422,714 were transferred out of Level 2 to Level 1 since certain foreign equity prices were applied a fair valuation adjustment factor at the end of the prior fiscal year and no factor was applied at the end of the current period.

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Additional Investment Risk

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) of 2010 provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt of countries such as Greece, Italy, Spain, Portugal, and Ireland. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more "bailouts" from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (known as “Brexit”). There is considerable uncertainty about how Brexit will be conducted, how negotiations of necessary treaties and trade agreements will proceed, or how financial markets will react. In addition, one or more other countries may also abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital Management LLC (“Janus Capital”) believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Securities Lending

Under procedures adopted by the Trustees, the Fund may seek to earn additional income by lending securities to certain qualified broker-dealers and institutions. Deutsche Bank AG acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodian functions in accordance with the Agency Securities Lending and Repurchase Agreement. The Fund may lend portfolio securities in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, Janus Capital makes efforts to balance the benefits and risks from granting such loans. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund.

Upon receipt of cash collateral, Janus Capital may invest it in affiliated or non-affiliated cash management vehicles, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder. Janus Capital currently intends to invest the cash collateral in a cash management vehicle for which Janus Capital serves as investment adviser, Janus Henderson Cash Collateral Fund LLC. An investment in Janus Henderson Cash Collateral Fund LLC is generally subject to the same risks that shareholders experience when investing in similarly structured vehicles, such as the potential for significant fluctuations in assets as a result of the purchase and redemption activity of the securities lending program, a decline in the value of the collateral, and possible liquidity issues. Such risks may delay the return of the cash collateral and cause the Fund to violate its agreement to return the cash collateral to a borrower in a timely manner. As adviser to the Fund and Janus Henderson Cash Collateral Fund LLC, Janus Capital has an inherent conflict of interest as a result of its fiduciary duties to both the Fund and Janus Henderson Cash Collateral Fund LLC. Additionally, Janus Capital receives an investment advisory fee of 0.05% for managing Janus Henderson Cash Collateral Fund LLC, but it may not receive a fee for managing certain other affiliated cash management vehicles in which the Fund may invest, and therefore may have an incentive to allocate preferred investment opportunities to investment vehicles for which it is receiving a fee.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

The cash collateral invested by Janus Capital is disclosed in the Schedule of Investments (if applicable).

Transactions with Affiliates

Pursuant to the provisions of the 1940 Act and related rules, the Fund may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Fund may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Fund is eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Henderson Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Henderson Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered product compliant with Rule 2a-7 under the 1940 Act. There are no restrictions on the Fund's ability to withdraw investments from Janus Henderson Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Fund to Janus Henderson Cash Liquidity Fund LLC. The units of Janus Henderson Cash Liquidity Fund LLC are not charged any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the period ended September 30, 2018 can be found in the “Schedules of Affiliated Investments” located in the Schedule of Investments.

Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to September 30, 2018 and through the date of issuance of the Fund's filing and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s filing.

Janus Henderson Global Unconstrained Bond Fund

Schedule of Investments (unaudited)

September 30, 2018

Shares/Principal/ Contract Amounts		Value
Asset-Backed/Commercial Mortgage-Backed Securities – 8.7%
Alternative Loan Trust 2003-4CB, 5.7500%, 4/25/33	$10,740,040	$10,776,903
Alternative Loan Trust 2006-14CB, 6.0000%, 6/25/36	733,312	609,301
Alternative Loan Trust 2006-45T1, 5.5000%, 2/25/37	547,772	441,838
Alternative Loan Trust 2006-45T1, 6.0000%, 2/25/37	2,559,332	2,160,750
Alternative Loan Trust 2006-4CB, 5.5000%, 4/25/36	1,298,578	1,279,888
Alternative Loan Trust 2006-5T2, 6.0000%, 4/25/36	1,787,981	1,355,480
Alternative Loan Trust 2007-22,
ICE LIBOR USD 1 Month + 7.1000%, 4.8842%, 9/25/37‡,¤	5,675,660	1,476,553
Alternative Loan Trust 2007-9T1, 5.5000%, 5/25/22	98,034	74,426
Banc of America Alternative Loan Trust 2005-9, 6.0000%, 10/25/35	4,511,403	3,934,582
Banc of America Funding 2005-5 Trust, 5.5000%, 9/25/35	374,137	371,101
Banc of America Funding 2006-7 Trust,
ICE LIBOR USD 1 Month + 0.6000%, 6.0000%, 9/25/36‡	898,276	858,761
Banc of America Funding 2007-2 Trust,
ICE LIBOR USD 3 Month + 1.2400%, 4.6276%, 3/25/37‡	894,702	880,432
Banc of America Mortgage 2007-1 Trust, 5.7500%, 1/25/37	20,861	19,267
Bear Stearns ALT-A Trust 2005-4,
ICE LIBOR USD 3 Month + 1.2400%, 3.9230%, 5/25/35‡	2,022,254	1,722,954
CHL Mortgage Pass-Through Trust 2006-13, 6.2500%, 9/25/36	2,102,203	1,726,643
Credit-Based Asset Servicing & Securitization LLC, 5.0620%, 9/25/32Ç	53,362	53,097
CSMC Mortgage-Backed Trust 2006-9, 6.0000%, 11/25/36	7,569,160	6,976,090
Equity One Mortgage Pass-Through Trust 2003-4, 6.5310%, 10/25/34Ç	190,667	186,955
Fannie Mae REMICS, ICE LIBOR USD 1 Month + 6.6000%, 4.3842%, 6/25/38‡,¤	10,133,593	514,542
Fannie Mae REMICS, ICE LIBOR USD 1 Month + 5.7000%, 3.4842%, 2/25/39‡,¤	1,713,555	138,154
Fannie Mae REMICS, ICE LIBOR USD 1 Month + 6.0000%, 3.7842%, 3/25/39‡,¤	17,689,061	1,052,754
Fannie Mae REMICS, ICE LIBOR USD 1 Month + 6.0500%, 3.8342%, 5/25/39‡,¤	12,894,623	814,448
Fannie Mae REMICS, ICE LIBOR USD 1 Month + 6.5500%, 4.3342%, 5/25/39‡,¤	19,736,016	1,431,597
Fannie Mae REMICS, ICE LIBOR USD 1 Month + 6.1500%, 3.9342%, 3/25/40‡,¤	8,122,595	657,068
Fannie Mae REMICS, ICE LIBOR USD 1 Month + 4.7500%, 2.5342%, 5/25/40‡,¤	32,130,698	1,733,988
Fannie Mae REMICS, ICE LIBOR USD 1 Month + 5.7700%, 3.5542%, 6/25/40‡,¤	1,457,188	158,908
Fannie Mae REMICS, ICE LIBOR USD 1 Month + 6.5500%, 4.3342%, 7/25/42‡,¤	9,458,186	1,616,742
Fannie Mae REMICS, ICE LIBOR USD 1 Month + 6.1500%, 3.9342%, 11/25/42‡,¤	8,662,027	1,446,468
Fannie Mae REMICS, ICE LIBOR USD 1 Month + 6.1500%, 3.9342%, 7/25/43‡,¤	17,276,996	2,020,222
Fannie Mae REMICS, ICE LIBOR USD 1 Month + 5.6000%, 3.3842%, 5/25/45‡,¤	25,504,441	2,910,763
First Horizon Mortgage Pass-Through Trust 2004-7, 5.5000%, 1/25/35	54,031	55,155
Freddie Mac REMICS, ICE LIBOR USD 1 Month + 6.5000%, 4.3416%, 8/15/35‡,¤	5,047,234	705,275
Freddie Mac REMICS, ICE LIBOR USD 1 Month + 6.0500%, 3.8916%, 4/15/39‡,¤	8,198,818	551,561
Freddie Mac REMICS, ICE LIBOR USD 1 Month + 6.0500%, 3.8916%, 5/15/39‡,¤	6,729,680	434,733
Freddie Mac REMICS, ICE LIBOR USD 1 Month + 6.6500%, 4.4916%, 11/15/40‡,¤	10,228,916	811,919
Freddie Mac REMICS, ICE LIBOR USD 1 Month + 6.5500%, 4.3916%, 3/15/41‡,¤	330,273	26,899
Freddie Mac REMICS, ICE LIBOR USD 1 Month + 6.5500%, 4.3916%, 5/15/42‡,¤	4,939,671	744,863
Freddie Mac REMICS, ICE LIBOR USD 1 Month + 6.1500%, 3.9916%, 12/15/44‡,¤	12,419,308	1,970,341
Government National Mortgage Association, 3.5000%, 12/20/39¤	11,519,009	761,342
Government National Mortgage Association,
ICE LIBOR USD 1 Month + 6.6000%, 4.4348%, 12/20/39‡,¤	7,186,060	659,713
Government National Mortgage Association,
ICE LIBOR USD 1 Month + 6.1500%, 3.9848%, 4/20/43‡,¤	370,071	45,397
Government National Mortgage Association,
ICE LIBOR USD 1 Month + 5.6500%, 3.4848%, 10/20/45‡,¤	6,062,535	739,465
GSR Mortgage Loan Trust 2005-9F, 6.0000%, 1/25/36	578,765	478,110
GSR Mortgage Loan Trust 2006-7F, 6.2500%, 8/25/36	707,542	460,175
IndyMac INDA Mortgage Loan Trust 2006-AR1,
ICE LIBOR USD 3 Month + 1.2400%, 3.8975%, 8/25/36‡	967,556	956,443
JP Morgan Mortgage Trust 2005-S3, 5.5000%, 1/25/36	1,549,197	1,346,033
JP Morgan Mortgage Trust 2005-S3, 5.7500%, 1/25/36	2,778,381	2,197,022
JP Morgan Mortgage Trust 2007-S1, 6.0000%, 3/25/37	1,516,185	1,190,654
MASTR Alternative Loan Trust 2004-6, 6.0000%, 7/25/34	4,985,240	5,098,673
Morgan Stanley Mortgage Loan Trust 2006-11, 6.0000%, 8/25/36	3,712,411	3,415,313
Morgan Stanley Mortgage Loan Trust 2006-17XS, 5.5771%, 10/25/46Ç	1,473,141	666,132
Morgan Stanley Mortgage Loan Trust 2006-2, 5.2500%, 2/25/21	364,851	356,769
NACC Reperforming Loan REMIC Trust 2004-R1, 7.5000%, 3/25/34 (144A)	196,260	191,291
Ownit Mortgage Loan Trust Series 2006-2, 5.6329%, 1/25/37Ç	240,908	240,037
Reperforming Loan REMIC Trust 2004-R1, 6.5000%, 11/25/34 (144A)	112,434	111,584
Residential Asset Securitization Trust 2005-A15, 6.0000%, 2/25/36	658,820	493,345
Residential Asset Securitization Trust 2007-A1, 6.0000%, 3/25/37	4,613,510	2,987,251
RFMSI Series 2006-S10 Trust, 5.5000%, 10/25/21	1,005,897	955,379
Structured Asset Securities Corp Trust 2005-14,
ICE LIBOR USD 1 Month + 0.3000%, 2.5158%, 7/25/35‡	806,185	638,973
WaMu Mortgage Pass-Through Certificates Series 2006-AR6 Trust,
ICE LIBOR USD 3 Month + 1.2400%, 3.7202%, 8/25/36‡	1,585,125	1,522,403

Shares/Principal/ Contract Amounts		Value
Asset-Backed/Commercial Mortgage-Backed Securities – (continued)
WaMu Mortgage Pass-Through Certificates Series 2007-HY5 Trust,
ICE LIBOR USD 3 Month + 1.2400%, 3.4850%, 5/25/37‡	$5,048,484	$4,574,567
Wells Fargo Mortgage Backed Securities 2007-8 Trust, 6.0000%, 7/25/37	1,593,814	942,017
Wells Fargo Mortgage Loan 2010-RR2 Trust, 5.5000%, 4/27/35 (144A)	9,386,056	9,587,140
Total Asset-Backed/Commercial Mortgage-Backed Securities (cost $108,717,825)		95,316,649
Corporate Bonds – 59.5%
Banking – 15.8%
Ally Financial Inc, 3.2500%, 11/5/18	14,287,000	14,281,285
Ally Financial Inc, 8.0000%, 12/31/18	53,842,000	54,339,662
Ally Financial Inc, 3.5000%, 1/27/19	17,033,000	17,033,000
Deutsche Bank AG, 2.8500%, 5/10/19	15,877,000	15,834,512
Deutsche Bank AG/London, 2.5000%, 2/13/19	18,876,000	18,829,414
Goldman Sachs Group Inc, 2.5500%, 10/23/19	15,250,000	15,181,503
JPMorgan Chase & Co, 6.3000%, 4/23/19	676,000	689,393
JPMorgan Chase & Co, 2.2500%, 1/23/20	9,277,000	9,181,816
Lloyds Banking Group PLC, 3.1000%, 7/6/21	800,000	788,404
Morgan Stanley, ICE LIBOR USD 3 Month + 0.7400%, 3.0871%, 7/23/19‡	215,000	216,035
PNC Bank NA, 2.5000%, 1/22/21	3,750,000	3,682,349
Regions Bank/Birmingham AL,
ICE LIBOR USD 3 Month + 0.3800%, 2.6880%, 4/1/21‡	4,041,000	4,041,690
Synchrony Financial, 3.0000%, 8/15/19	14,707,000	14,677,332
Toronto-Dominion Bank, 1.8500%, 9/11/20	3,104,000	3,033,429
UBS AG/London, ICE LIBOR USD 3 Month + 0.4800%, 2.8008%, 12/1/20 (144A)‡	2,024,000	2,027,188
		173,837,012
Basic Industry – 2.0%
Dow Chemical Co, 8.5500%, 5/15/19	1,550,000	1,602,623
Glencore Funding LLC, 2.5000%, 1/15/19 (144A)	3,279,000	3,273,918
Monsanto Co, 2.1250%, 7/15/19	12,179,000	12,106,916
Nutrien Ltd, 6.7500%, 1/15/19	845,000	854,940
Packaging Corp of America, 2.4500%, 12/15/20	3,666,000	3,594,566
		21,432,963
Brokerage – 2.2%
Charles Schwab Corp, 3.8500%, 5/21/25	9,144,000	9,206,340
Jefferies Group LLC, 8.5000%, 7/15/19	14,148,000	14,740,044
		23,946,384
Capital Goods – 1.6%
CNH Industrial Capital LLC, 3.3750%, 7/15/19	1,164,000	1,165,513
CSCEC Finance Cayman II Ltd, 2.2500%, 6/14/19	2,478,000	2,453,673
Fortive Corp, 1.8000%, 6/15/19	109,000	107,962
General Dynamics Corp, 3.7500%, 5/15/28	7,051,000	7,074,578
Ingersoll-Rand Global Holding Co Ltd, 2.9000%, 2/21/21	7,257,000	7,171,596
		17,973,322
Communications – 6.5%
Comcast Corp, 5.1500%, 3/1/20	9,057,000	9,311,512
Comcast Corp, 3.1500%, 3/1/26	6,194,000	5,845,548
CSC Holdings LLC, 8.6250%, 2/15/19	1,419,000	1,440,285
Hughes Satellite Systems Corp, 6.5000%, 6/15/19	14,609,000	14,903,006
RELX Capital Inc, 8.6250%, 1/15/19	25,000	25,392
SK Broadband Co Ltd, 2.8750%, 10/29/18	1,904,000	1,903,257
Sprint Communications Inc, 9.0000%, 11/15/18 (144A)	28,959,000	29,138,546
Telecom Italia Capital SA, 7.1750%, 6/18/19	878,000	893,365
Time Warner Cable LLC, 8.7500%, 2/14/19	4,998,000	5,101,304
Time Warner Cable LLC, 8.2500%, 4/1/19	2,954,000	3,029,540
		71,591,755
Consumer Cyclical – 6.2%
Cresud SACIF y A, 6.5000%, 2/16/23	8,987,003	8,983,677
Daimler Finance North America LLC,
ICE LIBOR USD 3 Month + 0.4500%, 2.7596%, 2/22/21 (144A)‡	3,349,000	3,350,680
Ford Motor Credit Co LLC, 2.9430%, 1/8/19	547,000	547,558
Ford Motor Credit Co LLC, 2.2620%, 3/28/19	1,747,000	1,740,951
Ford Motor Credit Co LLC, 2.0210%, 5/3/19	3,782,000	3,759,361
Ford Motor Credit Co LLC, 1.8970%, 8/12/19	323,000	319,529
Ford Motor Credit Co LLC, 2.5970%, 11/4/19	1,198,000	1,188,417
Ford Motor Credit Co LLC, ICE LIBOR USD 3 Month + 0.8100%, 3.1473%, 4/5/21‡	5,458,000	5,423,649
General Motors Co, ICE LIBOR USD 3 Month + 0.8000%, 3.1430%, 8/7/20‡	3,730,000	3,742,524
General Motors Financial Co Inc, 2.4000%, 5/9/19	3,912,000	3,901,805
General Motors Financial Co Inc,
ICE LIBOR USD 3 Month + 0.8500%, 3.1886%, 4/9/21‡	7,093,000	7,120,097
Hyundai Capital America,
ICE LIBOR USD 3 Month + 0.8200%, 3.1543%, 3/12/21 (144A)‡	7,208,000	7,212,338
Jaguar Land Rover Automotive PLC, 4.1250%, 12/15/18 (144A)	2,958,000	2,961,845
Lennar Corp, 4.5000%, 6/15/19	1,242,000	1,249,762
Lennar Corp, 4.5000%, 11/15/19	299,000	301,243
Macquarie Infrastructure Corp, 2.8750%, 7/15/19	1,301,000	1,287,702

Shares/Principal/ Contract Amounts		Value
Corporate Bonds – (continued)
Consumer Cyclical – (continued)
Macy's Retail Holdings Inc, 9.5000%, 4/15/21	$45,150	$47,252
MGM Resorts International, 8.6250%, 2/1/19	4,330,000	4,394,950
Toll Brothers Finance Corp, 4.0000%, 12/31/18	10,372,000	10,363,702
Volkswagen International Finance NV, 2.1250%, 11/20/18	442,000	441,547
		68,338,589
Consumer Non-Cyclical – 6.5%
Allergan Funding SCS, 2.4500%, 6/15/19	7,190,000	7,166,358
Conagra Brands Inc, ICE LIBOR USD 3 Month + 0.5000%, 2.8306%, 10/9/20‡	7,354,800	7,338,370
Constellation Brands Inc, 3.8750%, 11/15/19	6,122,000	6,172,485
CVS Health Corp, ICE LIBOR USD 3 Month + 0.7200%, 3.0471%, 3/9/21‡	7,215,000	7,271,650
CVS Health Corp, 4.3000%, 3/25/28	4,448,000	4,404,103
Express Scripts Holding Co, 2.2500%, 6/15/19	8,510,000	8,470,791
HCA Inc, 4.2500%, 10/15/19	5,750,000	5,793,125
Kraft Heinz Foods Co, ICE LIBOR USD 3 Month + 0.5700%, 2.9105%, 2/10/21‡	5,556,000	5,561,637
Philip Morris International Inc, 1.8750%, 11/1/19	6,001,000	5,934,063
RJ Reynolds Tobacco Co/NC, 8.1250%, 6/23/19	143,000	147,927
Shire Acquisitions Investments Ireland DAC, 1.9000%, 9/23/19	1,644,000	1,626,459
Teva Pharmaceutical Finance Netherlands III BV, 1.7000%, 7/19/19	11,352,000	11,167,601
		71,054,569
Electric – 0.4%
Dominion Energy Inc, 1.8750%, 1/15/19	300,000	299,041
Dominion Energy Inc, 1.6000%, 8/15/19	3,896,000	3,851,166
Entergy Mississippi Inc, 6.6400%, 7/1/19	216,000	221,918
		4,372,125
Energy – 2.8%
Andeavor Logistics LP / Tesoro Logistics Finance Corp, 6.2500%, 10/15/22	1,051,000	1,079,902
DCP Midstream Operating LP, 2.7000%, 4/1/19	1,984,000	1,979,040
Enable Midstream Partners LP, 2.4000%, 5/15/19	7,627,000	7,595,128
Energy Transfer Partners LP, 9.0000%, 4/15/19	10,344,000	10,665,315
GS Caltex Corp, 3.2500%, 10/1/18	599,000	599,000
Kinder Morgan Energy Partners LP, 9.0000%, 2/1/19	2,022,000	2,061,431
Plains All American Pipeline LP / PAA Finance Corp, 2.6000%, 12/15/19	48,000	47,625
Rockies Express Pipeline LLC, 6.0000%, 1/15/19 (144A)	6,806,000	6,848,537
		30,875,978
Finance Companies – 2.6%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust, 3.7500%, 5/15/19	8,278,000	8,310,733
Aircastle Ltd, 4.6250%, 12/15/18	10,860,000	10,892,189
Aircastle Ltd, 6.2500%, 12/1/19	2,997,000	3,091,037
International Lease Finance Corp, 5.8750%, 4/1/19	4,868,000	4,935,247
International Lease Finance Corp, 6.2500%, 5/15/19	817,000	832,903
		28,062,109
Financial Institutions – 0.8%
LeasePlan Corp NV, 2.8750%, 1/22/19 (144A)	8,570,000	8,563,515
Industrial – 0.9%
Hutchison Whampoa International 09/19 Ltd, 5.7500%, 9/11/19 (144A)	9,630,000	9,854,629
Natural Gas – 0.7%
WGL Holdings Inc, ICE LIBOR USD 3 Month + 0.4000%, 2.7173%, 11/29/19‡	7,359,000	7,360,933
Owned No Guarantee – 3.7%
Agricultural Bank of China Ltd, 2.1250%, 10/20/18	889,000	888,388
CNOOC Finance 2015 USA LLC, 4.3750%, 5/2/28	10,854,000	10,921,034
ICBCIL Finance Co Ltd, 2.6000%, 11/13/18 (144A)	9,582,000	9,579,982
ICBCIL Finance Co Ltd, 2.6000%, 11/13/18	3,752,000	3,751,210
ICBCIL Finance Co Ltd, 2.3750%, 5/19/19	12,043,000	11,936,973
Industrial & Commercial Bank of China Ltd/New York NY,
ICE LIBOR USD 3 Month + 0.7500%, 3.0933%, 11/8/20‡	3,718,000	3,714,404
Korea Hydro & Nuclear Power Co Ltd, 2.8750%, 10/2/18 (144A)	200,000	199,947
		40,991,938
Technology – 6.4%
Baidu Inc, 2.7500%, 6/9/19	2,995,000	2,982,756
CA Inc, 5.3750%, 12/1/19	1,440,000	1,471,846
Dell International LLC / EMC Corp, 3.4800%, 6/1/19 (144A)	7,523,000	7,542,127
Hewlett Packard Enterprise Co, 2.1000%, 10/4/19 (144A)	3,691,000	3,655,116
Seagate HDD Cayman, 3.7500%, 11/15/18	55,096,000	55,079,779
		70,731,624
Transportation – 0.4%
American Airlines Group Inc, 5.5000%, 10/1/19 (144A)	3,902,000	3,955,652
FedEx Corp, 8.0000%, 1/15/19	134,000	135,955
		4,091,607
Total Corporate Bonds (cost $654,336,867)		653,079,052
Foreign Government Bonds – 3.8%
Argentina Treasury Bill, 0%, 10/12/18◊	5,375,000	5,368,894
Argentina Treasury Bill, 0%, 10/26/18◊	2,500,000	2,493,140
Argentina Treasury Bill, 0%, 11/16/18◊	2,000,000	1,989,372

Shares/Principal/ Contract Amounts		Value
Foreign Government Bonds – (continued)
Argentina Treasury Bill, 0%, 11/30/18◊	$8,722,000	$8,664,173
Argentina Treasury Bill, 0%, 1/25/19◊	3,177,121	3,140,231
Banco del Estado de Chile, 2.6680%, 1/8/21 (144A)	6,000,000	5,857,560
Empresa Provincial de Energia de Cordoba, 7.0000%, 8/17/22	3,750,000	3,243,750
Korea Development Bank, ICE LIBOR USD 3 Month + 0.7250%, 3.0623%, 7/6/22‡	5,901,000	5,907,271
Provincia de Buenos Aires/Argentina, 5.7500%, 6/15/19 (144A)	4,477,000	4,432,230
Total Foreign Government Bonds (cost $41,740,142)		41,096,621
Common Stocks – 20.0%
Health Care Providers & Services – 18.4%
Aetna Inc	816,110	165,547,913
Express Scripts Holding Co*	388,185	36,881,457
		202,429,370
Mortgage Real Estate Investment Trusts (REITs) – 1.6%
AGNC Investment Corp	395,503	7,368,221
Annaly Capital Management Inc	965,234	9,874,344
		17,242,565
Total Common Stocks (cost $203,184,486)		219,671,935
Investment Companies – 5.3%
Closed-End Funds – 3.5%
Duff & Phelps Global Utility Income Fund Inc	151,593	2,199,614
Nuveen Build America Bond Fund	695,346	13,906,920
Nuveen Build America Bond Opportunity Fund	216,132	4,705,194
Nuveen Preferred & Income Opportunities Fund	494,651	4,585,415
Reaves Utility Income Fund	432,771	13,268,759
		38,665,902
Exchange-Traded Funds (ETFs) – 1.8%
iShares US Preferred Stock	535,621	19,887,608
Total Investment Companies (cost $61,444,861)		58,553,510
Commercial Paper – 0.8%
AutoNation Inc 0% 10/01/2018, 0%, 10/1/18 (Section 4(2))◊	$6,000,000	5,998,655
Pentair Finance Sarl 0% 10/01/2018, 0%, 10/1/18 (Section 4(2))◊	3,000,000	2,999,327
Total Commercial Paper (cost $8,997,990)		8,997,982
Exchange-Traded Purchased Options – Calls – 0%
10-Year US Treasury,
Notional amount $142,062,375, premiums paid $21,115, unrealized depreciation $(21,114), exercise price $122.00, expires 10/26/18*	1,196	1
10-Year US Treasury,
Notional amount $71,031,187, premiums paid $10,558, unrealized depreciation $(1,214), exercise price $121.50, expires 10/26/18*	598	9,344
Gold 100 oz,
Notional amount $43,780,920, premiums paid $4,729, unrealized depreciation $(1,069), exercise price $1415.00, expires 10/25/18*	366	3,660
Gold 100 oz,
Notional amount $43,780,920, premiums paid $4,729, unrealized depreciation $(1,069), exercise price $1435.00, expires 10/25/18*	366	3,660
Total Exchange-Traded Purchased Options – Calls (premiums paid $41,131, unrealized depreciation $(24,466))		16,665
Exchange-Traded Purchased Options – Puts – 0%
10-Year US Treasury,
Notional amount $(142,062,375), premiums paid $21,115, unrealized depreciation $(2,427), exercise price $116.00, expires 10/26/18*	1,196	18,688
Gold 100 oz,
Notional amount $(87,561,840), premiums paid $13,044, unrealized depreciation $(5,724), exercise price $985.00, expires 10/25/18*	366	7,320
Total Exchange-Traded Purchased Options – Puts (premiums paid $34,159, unrealized depreciation $(8,151))		26,008
OTC Purchased Options – Puts – 0%
Counterparty/Reference Asset
BNP Paribas:
JPY Currency,
Notional amount $75,432,016, premiums paid $2,995, unrealized depreciation $(2,014), exercise price $104.00, expires 10/22/18*	75,432,016	981
Citibank:
EUR Currency,
Notional amount $(75,432,016), premiums paid $3,508, unrealized appreciation $4,865, exercise price $1.10, expires 10/22/18*	75,432,016	8,373

Shares/Principal/ Contract Amounts		Value
OTC Purchased Options – Puts – (continued)
Counterparty/Reference Asset
GBP Currency,
Notional amount $(75,432,016), premiums paid $4,462, unrealized appreciation $10,096, exercise price $1.21, expires 10/22/18*	75,432,016	$14,558
Total OTC Purchased Options – Puts (premiums paid $10,965, unrealized appreciation $12,947)		23,912
OTC Purchased Swaptions – Buy Protection – 0%
Counterparty/Reference AssetCounterparty/Reference Asset
JP Morgan:
CDX NA.HY.S30, Credit Default Swap maturing 6/20/23, Notional amount $150,787,000, premiums paid $15,078, unrealized depreciation $(6,861), fixed rate 5.0000%, exercise price $101.00, expires 10/17/18*	150,787,000	8,217
JP Morgan:
CDX NA.HY.S30, Credit Default Swap maturing 6/20/23, Notional amount $150,715,000, premiums paid $15,072, unrealized depreciation $(12,743), fixed rate 5.0000%, exercise price $99.50, expires 10/17/18*	150,715,000	2,329
Total OTC Purchased Swaptions – Buy Protection (premiums paid $30,150, unrealized depreciation $(19,604))		10,546
Total Investments (total cost $1,078,538,577) – 98.1%		1,076,792,880
Cash, Receivables and Other Assets, net of Liabilities – 1.9%		20,706,039
Net Assets – 100%		$1,097,498,919

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$884,399,680	82.1%
China	46,228,420	4.3
Germany	38,464,526	3.6
Argentina	38,315,467	3.6
Israel	11,167,601	1.0
Hong Kong	9,854,629	0.9
South Korea	8,609,475	0.8
Netherlands	8,563,515	0.8
Ireland	8,310,733	0.8
United Kingdom	6,937,453	0.6
Chile	5,857,560	0.5
Switzerland	5,301,106	0.5
Canada	3,888,369	0.4
Italy	893,365	0.1
Japan	981	0.0

Total	$1,076,792,880	100.0%

Schedule of Forward Foreign Currency Exchange Contracts, Open

Counterparty/ Foreign Currency	Settlement Date	Foreign Currency Amount (Sold)/ Purchased	USD Currency Amount (Sold)/ Purchased	Market Value and Unrealized Appreciation/ (Depreciation)
Citibank NA:
Brazilian Real	10/10/18	35,893,417	$(4,949,109)	$3,933,845
JPMorgan Chase & Co.:
Brazilian Real	10/10/18	(35,893,417)	10,881,112	1,998,158
Total				$5,932,003

Schedule of Futures

Description	Number of Contracts	Expiration Date	Value and Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin Asset/(Liability)

Futures Purchased:
S&P 500 E-mini	299	12/21/18	$43,639,050	$(132,756)	$(14,950)
Futures Sold:
EURO-BOBL	2,481	12/6/18	(376,441,491)	(980,596)	(950,464)
Euro-Bund	1,196	12/6/18	(220,469,979)	(445,602)	(1,013,559)
Total - Futures Sold				(1,426,198)	(1,964,023)
Total				$(1,558,954)	$(1,978,973)

Schedule of Exchange-Traded Purchased Options with Variation Margin
Description	Number of Contracts	Exercise Price	Expiration Date		Notional Amount	Value and Unrealized Appreciation/ (Depreciation)	Variation Margin Asset/(Liability)
Purchased Call Options:
EURO-BOBL FUTURE	1,194	134.50	EUR	10/26/18	$181,165,312	$-	$-
EURO-BUND Future	1,194	163.00	EUR	10/26/18	220,101,300	41,584	41,584
Total						$41,584	$41,584

Schedule of Exchange-Traded Written Options
Description	Number of Contracts	Exercise Price		Expiration Date	Notional Amount	Premiums Received	Unrealized Appreciation/ (Depreciation)	Options Written, at Value
Written Call Options:
10-Year US Treasury	1,794	119.00	USD	10/26/18	$(213,093,563)	$613,046	$52,421	$(560,625)
Gold 100 oz	732	1,220.00	USD	10/25/18	(87,561,840)	331,164	38,364	(292,800)
Total - Written Call Options						944,210	90,785	(853,425)
Written Put Options:
10-Year US Treasury	1,196	118.00	USD	10/26/18		128,394	(39,793)	(168,187)
Gold 100 oz	732	1,180.00	USD	10/25/18	87,561,840	386,027	(9,253)	(395,280)
Total - Written Put Options						514,421	(49,046)	(563,467)
Total – Exchange-Traded Written Options						$1,458,631	$41,739	$(1,416,892)

Schedule of Exchange-Traded Written Options with Variation Margin
Description	Number of Contracts	Exercise Price		Expiration Date	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)	Variation Margin Asset/(Liability)
Written Call Options:
EURO-BOBL FUTURE	1,194	130.50	EUR	10/26/18	$(181,165,312)	$(277,272)	$(263,362)
EURO-BUND Future	1,194	159.00	EUR	10/26/18	(220,101,300)	(513,010)	(471,279)
Total						$(790,282)	$(734,641)

Schedule of OTC Written Credit Default Swaptions
Counterparty/ Reference Asset	Description	Exercise Price		Expiration Date	Notional Amount	Premiums Received	Unrealized Appreciation/ (Depreciation)	Swaptions Written, at Value
Written Put Swaptions - Sell Protection:
JPMorgan Chase & Co.:
CDX NA.HY.S30.V1	Credit Default Swap, maturing 06/20/23, fixed rate 5%, payment frequency: Quarterly	106.75	USD	10/17/18	$301,502,000	$(587,961)	$372,092	$(215,869)

Schedule of Centrally Cleared Credit Default Swaps - Buy Protection

Reference Asset	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Variation Margin Asset/(Liability)
CDX.NA.HY.S30, Fixed Rate of 5.00%, Paid Quarterly	6/20/23	375,029,000	USD	$(27,448,831)	$(2,269,733)	$(171,298)

Average Ending Monthly Market Value of Derivative Instruments During the Period Ended September 30, 2018

Market Value(a)
Credit default swaps, short	$ (46,508,831)
Forward foreign currency exchange contracts, purchased	57,256,137
Forward foreign currency exchange contracts, sold	63,992,905
Futures contracts, purchased	69,557,638
Futures contracts, sold	535,909,095
Purchased options contracts, call	1,915,305
Purchased options contracts, put	58,746
Purchased swaption contracts, call	3,807
Purchased swaption contracts, put	7,639
Written options contracts, call	1,634,414
Written options contracts, put	2,140,405
Written swaption contracts, call	482,649
Written swaption contracts, put	371,083

(a) Forward foreign currency exchange contracts are reported as the average ending monthly currency amount purchased or sold.

Notes to Schedule of Investments (unaudited)

ICE	Intercontinental Exchange
LIBOR	London Interbank Offered Rate
LLC	Limited Liability Company
LP	Limited Partnership
OTC	Over-the-Counter
PLC	Public Limited Company

144A

Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Unless otherwise noted, these securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 144A securities as of the period ended September 30, 2018 is $118,343,825, which represents 10.8% of net assets.

4(2)

Securities sold under Section 4(2) of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Unless otherwise noted, these securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 4(2) securities as of the period ended September 30, 2018 is $8,997,982, which represents 0.8% of net assets.

*	Non-income producing security.

‡

Variable or floating rate security. Rate shown is the current rate as of September 30, 2018. Certain variable rate securities are not based on a published reference rate and spread; they are determined by the issuer or agent and current market conditions. Reference rate is as of reset date and may vary by security, which may not indicate a reference rate and/or spread in their description.

Ç	Step bond. The coupon rate will increase or decrease periodically based upon a predetermined schedule. The rate shown reflects the current rate.

◊	Zero coupon bond.

¤

Interest only security. An interest only security represents the interest only portion of a pool of underlying mortgages or mortgage-backed securities which are separated and sold individually from the principal portion of the securities. Principal amount shown represents the par value on which interest payments are based.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of September 30, 2018.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs

Assets
Investments in Securities:
Asset-Backed/Commercial Mortgage-Backed Securities	-	95,316,649	-
Corporate Bonds	-	653,079,052	-
Foreign Government Bonds	-	41,096,621	-
Common Stocks	219,671,935	-	-
Investment Companies	58,553,510	-	-
Commercial Paper	-	8,997,982	-
Exchange Traded Purchased Options – Calls	-	16,665	-
Exchange Traded Purchased Options – Puts	-	26,008	-
OTC Purchased Options – Puts	-	23,912	-
OTC Purchased Swaptions – Buy Protection	-	10,546	-
Total Investments in Securities	$278,225,445	$798,567,435	$-
Other Financial Instruments(a):
Forward Foreign Currency Exchange Contracts	-	5,932,003	-
Variation Margin Receivable	41,584	-	-
Total Assets	$278,267,029	$804,499,438	$-
Liabilities
Other Financial Instruments(a):
Exchange Traded Written Options, at Value	-	1,416,892	-
Swaptions Written, at Value	-	215,869	-
Variation Margin Payable	2,884,912	-	-
Total Liabilities	$2,884,912	$1,632,761	$-

(a)

Other financial instruments include forward foreign currency exchange, futures, written options, written swaptions, and swap contracts. Forward foreign currency exchange contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract's value from trade date. Futures, certain written options on futures, and centrally cleared swap contracts are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. Written options, written swaptions, and other swap contracts are reported at their market value at measurement date.

Organization and Significant Accounting Policies

Janus Henderson Global Unconstrained Bond Fund (the “Fund”) is a series of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 48 funds, each of which offers multiple share classes, with differing investment objectives and policies. The Fund seeks to maximize total return, consistent with preservation of capital. The Fund is classified as diversified, as defined in the 1940 Act.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange

(“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of September 30, 2018 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments.

There were no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the period. The Fund recognizes transfers between the levels as of the beginning of the fiscal year.

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Derivative Instruments

The Fund may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Fund may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on future contracts, options on foreign currencies, options on recovery locks, options on security and commodity indices, swaps, forward contracts, structured investments, and other equity-linked derivatives. Each derivative instrument that was held by the Fund during the period ended September 30, 2018 is discussed in further detail below.

The Fund may use derivative instruments for hedging purposes (to offset risks associated with an investment, currency exposure, or market conditions), to adjust currency exposure relative to a benchmark index, or for speculative purposes (to earn income and seek to enhance returns). When the Fund invests in a derivative for speculative purposes, the Fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The Fund may not use any derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly. The Fund’s ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks.

In pursuit of its investment objective, the Fund may seek to use derivatives to increase or decrease exposure to the following market risk factors:

• Commodity Risk – the risk related to the change in value of commodities or commodity-linked investments due to changes in the overall market movements, volatility of the underlying benchmark, changes in interest rates, or other factors affecting a particular industry or commodity such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political, and regulatory developments.

• Counterparty Risk – the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Fund.

• Credit Risk – the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

• Currency Risk – the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

• Equity Risk – the risk related to the change in value of equity securities as they relate to increases or decreases in the general market.

• Index Risk – if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

• Interest Rate Risk – the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause the Fund’s NAV to likewise decrease.

• Leverage Risk – the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. The Fund creates leverage by investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies, such as short sales, that involve leverage can result in losses that greatly exceed the amount originally invested.

• Liquidity Risk – the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk.

In an effort to mitigate credit risk associated with derivatives traded OTC, the Fund may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Fund may require the counterparty to post collateral if the Fund has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. Additionally, the Fund may deposit cash and/or treasuries as collateral with the counterparty and/or custodian daily (based on the daily valuation of the financial asset) if the Fund has a net aggregate unrealized loss on OTC derivative contracts with a particular counterparty. All liquid securities and restricted cash are considered to cover in an amount at all times equal to or greater than the Fund’s commitment with respect to certain exchange-traded derivatives, centrally cleared derivatives, forward foreign currency exchange contracts, short sales, and/or securities with extended settlement dates. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on Janus Capital Management LLC (“Janus Capital”) ability to establish and maintain appropriate systems and trading.

Commodity-Linked Investments

The Fund may invest, directly or indirectly, in various commodity-linked investments that provide exposure to the commodities markets. Such exposure may subject the Fund to greater volatility than investments in traditional securities. The value of a given commodity-linked derivative investment typically is based upon the price movements of a physical commodity (such as heating oil, livestock, or agricultural products), a commodity futures contract or commodity index, or some other readily measurable economic variable. The value of commodity-linked derivative instruments may therefore be affected by changes in overall market movements, volatility of the underlying benchmark, changes in interest rates, or other factors affecting a particular industry or commodity such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political, and regulatory developments.

Forward Foreign Currency Exchange Contracts

A forward foreign currency exchange contract (“forward currency contract”) is an obligation to buy or sell a specified currency at a future date at a negotiated rate (which may be U.S. dollars or a foreign currency). The Fund may enter into forward currency contracts for hedging purposes, including, but not limited to, reducing exposure to changes in foreign currency exchange rates on foreign portfolio holdings and locking in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. The Fund may also invest in forward currency contracts for non-hedging purposes such as seeking to enhance returns. The Fund is subject to currency risk and counterparty risk in the normal course of pursuing its investment objective through its investments in forward currency contracts.

Forward currency contracts are valued by converting the foreign value to U.S. dollars by using the current spot U.S. dollar exchange rate and/or forward rate for that currency. Exchange and forward rates as of the close of the NYSE shall be used to value the forward currency contracts.

During the period, the Fund entered into forward currency contracts with the obligation to purchase foreign currencies in the future at an agreed upon rate in order to decrease exposure to currency risk associated with foreign currency denominated securities held by the Fund.

During the period, the Fund entered into forward currency contracts with the obligation to sell foreign currencies in the future at an agreed upon rate in order to decrease exposure to currency risk associated with foreign currency denominated securities held by the Fund.

Futures Contracts

A futures contract is an exchange-traded agreement to take or make delivery of an underlying asset at a specific time in the future for a specific predetermined negotiated price. The Fund may enter into futures contracts to gain exposure to the stock market or other markets pending investment of cash balances or to meet liquidity needs. The Fund is subject to interest rate risk, equity risk, and currency risk in the normal course of pursuing its investment objective through its investments in futures contracts. The Fund may also use such derivative instruments to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts may involve risks such as the possibility of illiquid markets or imperfect correlation between the values of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Futures contracts on commodities are valued at the settlement price on valuation date on the commodities exchange as reported by an approved vendor. Mini contracts, as defined in the description of the contract, shall be valued using the Actual Settlement Price or “ASET” price type as reported by an approved vendor. In the event that foreign futures trade when the foreign equity markets are closed, the last foreign futures trade price shall be used. Securities held by the Fund that are designated as collateral for market value on futures contracts are noted on the Schedule of Investments (if applicable). Such collateral is in the possession of the Fund’s futures commission merchant.

With futures, there is minimal counterparty credit risk to the Fund since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

During the period, the Fund purchased futures on equity indices to increase exposure to equity risk.

During the period, the Fund sold futures on equity indices to decrease exposure to equity risk.

During the period, the Fund sold interest rate futures to decrease exposure to interest rate risk.

During the period, the Fund purchased commodity futures to increase exposure to commodity risk.

Options Contracts

An options contract provides the purchaser with the right, but not the obligation, to buy (call option) or sell (put option) a financial instrument at an agreed upon price on or before a specified date. The purchaser pays a premium to the seller for this right. The seller has the corresponding obligation to sell or buy a financial instrument if the purchaser (owner) "exercises" the option. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option are adjusted by the amount of premium received or paid. Option contracts are typically valued using an approved vendor’s option valuation model. To the extent reliable market quotations are available, option contracts are valued using market quotations. In cases when an approved vendor cannot provide coverage for an option and there is no reliable market quotation, a broker quotation or an internal valuation using the Black-Scholes model, the Cox-Rubinstein Binomial Option Pricing Model, or other appropriate option pricing model is used.

The Fund may use options contracts to hedge against changes in interest rates, the values of equities, or foreign currencies. The Fund generally invests in options to hedge against adverse movements in the value of portfolio holdings. The use of such instruments may involve certain additional risks as a result of unanticipated movements in the market. A lack of correlation between the value of an instrument underlying an option and the asset being hedged, or unexpected adverse price movements, could render the Fund’s hedging strategy unsuccessful. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold. The Fund may be subject to counterparty risk, interest rate risk, liquidity risk, equity risk, commodity risk, and currency risk in the normal course of pursuing its investment objective through its investments in options contracts.

Options traded on an exchange are regulated and the terms of the options are standardized. Options traded OTC expose the Fund to counterparty risk in the event that the counterparty does not perform. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by having the counterparty post collateral to cover the Fund’s exposure to the counterparty.

The Fund may purchase put options to hedge against a decline in the value of its portfolio. By using put options in this way, the Fund will reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs. The Fund may purchase call options to hedge against an increase in the price of securities that it may buy in the future. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to the Fund. The risk in buying options is that the Fund pays a premium whether or not the options are exercised. Options purchased are reported in the Schedule of Investments (if applicable).

During the period, the Fund purchased call options on bond futures in order to increase interest rate risk exposure where reducing this exposure via other markets such as the cash bond market was less attractive.

During the period, the Fund purchased put options on bond futures in order to reduce interest rate risk exposure where reducing this exposure via other markets such as the cash bond market was less attractive.

During the period, the Fund purchased call and put options on commodity futures for the purpose of hedging exposure to commodity risk and/or generating income.

During the period, the Fund purchased call options on foreign exchange rates vs. the U.S. dollar in order to increase foreign currency exposure and reduce U.S. dollar exposure where increasing this exposure via the options market was most attractive.

During the period, the Fund purchased put options on foreign exchange rates vs. the U.S. dollar in order to decrease foreign currency exposure and increase U.S. dollar exposure where decreasing this exposure via the options market was most attractive.

During the period, the Fund purchased put options on various equity index futures for the purpose of decreasing exposure to broad equity risk.

During the period, the Fund purchased call options on various equity securities for the purpose of increasing exposure to individual equity risk.

In writing an option, the Fund bears the risk of an unfavorable change in the price of the security underlying the written option. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option. The risk in writing call options is that the Fund gives up the opportunity for profit if the market price of the security increases and the options are exercised. The risk in writing put options is that the Fund may incur a loss if the market price of the security decreases and the options are exercised. The risk in buying options is that the Fund pays a premium whether or not the options are exercised. Exercise of an option written by the Fund could result in the Fund buying or selling a security at a price different from the current market value.

During the period, the Fund wrote call options on bond futures in order to reduce interest rate risk where reducing this exposure via other markets such as the cash bond market was less attractive.

During the period, the Fund wrote put options on bond futures in order to increase interest rate risk where increasing this exposure via other markets such as the cash bond market was less attractive.

During the period, the Fund wrote put options on various equity index futures for the purpose of increasing exposure to broad equity risk and/or generating carry.

During the period, the Fund wrote put options on foreign exchange rates vs. the U.S. dollar in order to increase currency risk where increasing this exposure via the foreign exchange forward markets was less attractive.

During the period, the Fund wrote call options on foreign exchange rates vs. the U.S. dollar in order to reduce currency risk where reducing this exposure via the foreign exchange forward markets was less attractive.

During the period, the Fund wrote call options on commodity futures for the purpose of decreasing exposure to commodity risk and/or generating income.

During the period, the Fund wrote put options on commodity futures for the purpose of increasing exposure to commodity risk and/or generating income.

Options on Swap Contracts (Swaptions)

The Fund may purchase or write covered and uncovered put and call options on swap contracts, commonly referred to as “swaptions”. Swaption contracts grant the purchaser the right, but not the obligation, to enter into a swap transaction at preset terms detailed in the underlying agreement within a specified period of time.

Swaptions can be used for a variety of purposes, including to manage the Fund’s overall exposure to changes in interest or foreign currency exchange rates and credit quality; as an efficient means of adjusting the Fund's exposure to certain markets; in an effort to enhance income or total return or protect the value of portfolio securities; to serve as a cash management tool; and to adjust portfolio duration or credit risk. Because the use of swaptions generally does not involve the delivery of securities or other underlying assets or principal, the risk of loss with respect to swaptions generally is limited to the net amount of payments that the Fund is contractually obligated to make. There is also a risk of a default by the other party to a swaption, in which case the Fund may not receive the net amount of payments that it contractually is entitled to receive. Entering into a swaption contract involves, to varying degrees, the elements of credit, market, and interest rate risk, associated with both option contracts and swap contracts.

Interest rate written receiver swaptions, if exercised by the purchaser, allow the Fund to short interest rates by entering into a pay fixed/receive float interest rate swap. Selling the interest rate receiver option reduces the exposure to interest rates and the short position becomes more valuable to the Fund as interest rates rise and/or implied interest rate volatility decreases. Interest rate written payer swaptions, if exercised by the purchaser, allow the Fund to take a long position on interest rates by entering into a receive fixed/pay float interest rate swap. Selling the interest rate payer option increases the exposure to interest rates and the short position becomes more valuable to the Fund as interest rates fall and/or implied interest rate volatility decreases. Credit default written receiver swaptions, if exercised by the purchaser, allow the Fund to buy credit protection through credit default swaps. Selling the credit default receiver option reduces the exposure to the credit risk of the individual issuers and/or indices of issuers and the short position becomes more valuable to the Fund as the likelihood of a credit event on the reference asset(s) increases. Credit default written payer swaptions, if exercised by the purchaser, allow the Fund to sell credit protection through credit default swaps. Selling the credit default payer option increases the exposure to the credit risk of the individual issuers and/or indices of issuers and the short position becomes more valuable to the Fund as the likelihood of a credit event on the reference asset(s) decreases. Swaptions purchased are reported in the Schedule of Investments (if applicable).

During the period, the Fund purchased credit default receiver swaptions (call) and sold protection via the credit default swap market in order to gain credit risk exposure to individual corporates, countries and/or credit indices.

During the period, the Fund purchased credit default payer swaptions (put) and bought protection via the credit default swap market in order to reduce credit risk exposure to individual corporates, countries and/or credit indices.

During the period, the Fund sold credit default receiver swaptions (call) in order to gain credit market volatility exposure and to reduce credit exposure.

During the period, the Fund sold credit default payer swaptions (put) in order to gain credit market volatility exposure and to gain credit exposure.

Swaps

Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a day to more than one year to exchange one set of cash flows for another. The most significant factor in the performance of swap agreements is the change in value of the specific index, security, or currency, or other factors that determine the amounts of payments due to and from the Fund. The use of swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Swap transactions may in some instances involve the delivery of securities or other underlying assets by the Fund or its counterparty to collateralize obligations under the swap. If the other party to a swap that is not collateralized defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. Swap agreements entail the risk that a party will default on its payment obligations to the Fund. If the other party to a swap defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. If the Fund utilizes a swap at the wrong time or judges market conditions incorrectly, the swap may result in a loss to the Fund and reduce the Fund’s total return.

Swap agreements also bear the risk that the Fund will not be able to meet its obligation to the counterparty. Swap agreements are typically privately negotiated and entered into in the OTC market. However, certain swap agreements are required to be cleared through a clearinghouse and traded on an exchange or swap execution facility. Swaps that are required to be cleared are required to post initial and variation margins in accordance with the exchange requirements. Regulations enacted require the Fund to centrally clear certain interest rate and credit default index swaps through a clearinghouse or central counterparty (“CCP”). To clear a swap with a CCP, the Fund will submit the swap to, and post collateral with, a futures clearing merchant (“FCM”) that is a clearinghouse member. Alternatively, the Fund may enter into a swap with a financial institution other than the FCM (the “Executing Dealer”) and arrange for the swap to be transferred to the FCM for clearing. The Fund may also enter into a swap with the FCM itself. The CCP, the FCM, and the Executing Dealer are all subject to regulatory oversight by the U.S. Commodity Futures Trading Commission (“CFTC”). A default or failure by a CCP or an FCM, or the failure of a swap to be transferred from an Executing Dealer to the FCM for clearing, may expose the Fund to losses, increase its costs, or prevent the Fund from entering or exiting swap positions, accessing collateral, or fully implementing its investment strategies. The regulatory requirement to clear certain swaps could, either temporarily or permanently, reduce the liquidity of cleared swaps or increase the costs of entering into those swaps.

Index swaps, interest rate swaps, and credit default swaps are valued using an approved vendor supplied price. Basket swaps are valued using a broker supplied price. Equity swaps that consist of a single underlying equity are valued either at the closing price, the latest bid price, or the last sale price on the primary market or exchange it trades.

The Fund’s maximum risk of loss from counterparty risk or credit risk is the discounted value of the payments to be received from/paid to the counterparty over the contract’s remaining life, to the extent that the amount is positive. The risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to cover the Fund’s exposure to the counterparty.

The Fund may enter into various types of credit default swap agreements, including OTC credit default swap agreements and index credit default swaps (“CDX”), for investment purposes and to add leverage to its portfolio. Credit default swaps are a specific kind of counterparty agreement that allow the transfer of third party credit risk from one party to the other. One party in the swap is a lender and faces credit risk from a third party, and the counterparty in the credit default swap agrees to insure this risk in exchange for regular periodic payments. Credit default swaps could result in losses if the Fund does not correctly evaluate the creditworthiness of the company or companies on which the credit default swap is based. Credit default swap agreements may involve greater risks than if the Fund had invested in the reference obligation directly since, in addition to risks relating to the reference obligation, credit default swaps are subject to liquidity risk, counterparty risk, and credit risk. The Fund will generally incur a greater degree of risk when it sells a credit default swap than when it purchases a credit default swap. As a buyer of a credit default swap, the Fund may lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. As seller of a credit default swap, if a credit event were to occur, the value of any deliverable obligation received by the Fund, coupled with the upfront or periodic payments previously received, may be less than what it pays to the buyer, resulting in a loss of value to the Fund.

As a buyer of credit protection, the Fund is entitled to receive the par (or other agreed-upon) value of a referenced debt obligation from the counterparty to the contract in the event of a default or other credit event by a third party, such as a U.S. or foreign issuer, on the debt obligation. In return, the Fund as buyer would pay to the counterparty a periodic stream of payments over the term of the contract provided that no credit event has occurred. If no credit event occurs, the Fund would have spent the stream of payments and potentially received no benefit from the contract.

If the Fund is the seller of credit protection against a particular security, the Fund would receive an up-front or periodic payment to compensate against potential credit events. As the seller in a credit default swap contract, the Fund would be required to pay the par value (the “notional value”) (or other agreed-upon value) of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, the Fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Fund would keep the stream of payments and would have no payment obligations. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional value of the swap. The maximum potential amount of future payments (undiscounted) that the Fund as a seller could be required to make in a credit default transaction would be the notional amount of the agreement.

The Fund may invest in single-name credit default swaps (“CDS”) to buy or sell credit protection to hedge its credit exposure, gain issuer exposure without owning the underlying security, or increase the Fund’s total return. Single-name

CDS enable the Fund to buy or sell protection against a credit event of a specific issuer. When the Fund buys a single-name CDS, the Fund will receive a return on its investment only in the event of a credit event, such as default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty). If a single-name CDS transaction is particularly large, or if the relevant market is illiquid, it may not be possible for the Fund to initiate a single-name CDS transaction or to liquidate its position at an advantageous time or price, which may result in significant losses. Moreover, the Fund bears the risk of loss of the amount expected to be received under a single-name CDS in the event of the default or bankruptcy of the counterparty. The risks associated with cleared single-name CDS may be lower than that for uncleared single-name CDS because for cleared single-name CDS, the counterparty is a clearinghouse (to the extent such a trading market is available). However, there can be no assurance that a clearinghouse or its members will satisfy their obligations to the Fund.

The Fund may invest in CDXs. A CDX is a swap on an index of credit default swaps. CDXs allow an investor to manage credit risk or take a position on a basket of credit entities (such as credit default swaps or commercial mortgage-backed securities) in a more efficient manner than transacting in a single-name CDS. If a credit event occurs in one of the underlying companies, the protection is paid out via the delivery of the defaulted bond by the buyer of protection in return for a payment of notional value of the defaulted bond by the seller of protection or it may be settled through a cash settlement between the two parties. The underlying company is then removed from the index. If the Fund holds a long position in a CDX, the Fund would indirectly bear its proportionate share of any expenses paid by a CDX. A Fund holding a long position in CDXs typically receives income from principal or interest paid on the underlying securities. By investing in CDXs, the Fund could be exposed to illiquidity risk, counterparty risk, and credit risk of the issuers of the underlying loan obligations and of the CDX markets. If there is a default by the CDX counterparty, the Fund will have contractual remedies pursuant to the agreements related to the transaction. CDXs also bear the risk that the Fund will not be able to meet its obligation to the counterparty.

During the period, the Fund sold protection via the credit default swap market in order to gain credit risk exposure to individual corporates, countries and/or credit indices where gaining this exposure via the cash bond market was less attractive.

Additional Investment Risk

The Fund may be invested in lower-rated debt securities that have a higher risk of default or loss of value since these securities may be sensitive to economic changes, political changes, or adverse developments specific to the issuer.

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) of 2010 provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt of countries such as Greece, Italy, Spain, Portugal, and Ireland. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more "bailouts" from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (known as “Brexit”). There is considerable uncertainty about how Brexit will be conducted, how negotiations of necessary treaties and trade agreements will proceed, or how financial markets will react. In addition, one or more other countries may also abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Emerging Market Investing

Within the parameters of its specific investment policies, the Fund may invest in securities of issuers or companies from or with exposure to one or more “developing countries” or “emerging market countries.” To the extent that the Fund invests a significant amount of its assets in one or more of these countries, its returns and net asset value may be affected to a large degree by events and economic conditions in such countries. The risks of foreign investing are heightened when investing in emerging markets, which may result in the price of investments in emerging markets experiencing sudden and sharp price swings. In many developing markets, there is less government supervision and regulation of business and industry practices (including the potential lack of strict finance and accounting controls and standards), stock exchanges, brokers, and listed companies, making these investments potentially more volatile in price and less liquid than investments in developed securities markets, resulting in greater risk to investors. There is a risk in developing countries that a future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, seizure, nationalization, sanctions or imposition of restrictions by various governmental entities on investment and trading, or creation of government monopolies, any of which may have a detrimental effect on the Fund’s investments. In addition, the Fund’s investments may be denominated in foreign currencies and therefore, changes in the value of a country’s currency compared to the U.S. dollar may affect the value of the Fund’s investments. To the extent that the Fund invests a significant portion of its assets in the securities of issuers in or companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region, which could have a negative impact on the Fund’s performance.

Exchange-Traded Funds

The Fund may invest in exchange-traded funds (“ETFs”) to gain exposure to a particular portion of the market. ETFs are typically open-end investment companies, which may seek to track the performance of a specific index or be actively managed. ETFs are traded on a national securities exchange at market prices that may vary from the net asset value of their underlying investments. Accordingly, there may be times when an ETF trades at a premium or discount. When the Fund invests in an ETF, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the ETF's expenses. As a result, the cost of investing in the Fund may be higher than the cost of investing directly in ETFs and may be higher than other mutual funds that invest directly in stocks and bonds. ETFs also involve the risk that an active trading market for an ETF's shares may not develop or be maintained. Similarly, because the value of ETF shares depends on the demand in the market, the Fund may not be able to purchase or sell an ETF at the most optimal time, which could adversely affect the Fund’s performance. In addition, ETFs that track particular indices may be unable to match the performance of such underlying indices due to the temporary unavailability of certain index securities in the secondary market or other factors, such as discrepancies with respect to the weighting of securities. Because the Fund may invest in a broad range of ETFs, such risks may include, but are not limited to, leverage risk, foreign exposure risk, interest rate risk, emerging markets risk, and commodity-linked investments risk. The Fund is also subject to substantially the same risks as those associated with direct exposure to the securities held by the ETF.

Mortgage- and Asset-Backed Securities

Mortgage- and asset-backed securities represent interests in “pools” of commercial or residential mortgages or other assets, including consumer loans or receivables. The Fund may purchase fixed or variable rate commercial or residential mortgage-backed securities issued by the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”), the Federal Home Loan Mortgage Corporation (“Freddie Mac”), or other governmental or government-related entities. Ginnie Mae’s guarantees are backed by the full faith and credit of the U.S. Government, which means that the U.S. Government guarantees that the interest and principal will be paid when due. Fannie Mae and Freddie Mac securities are not backed by the full faith and credit of the U.S. Government. In September 2008, the Federal Housing Finance Agency (“FHFA”), an agency of the U.S. Government, placed Fannie Mae and Freddie Mac under conservatorship. Since that time, Fannie Mae and Freddie Mac have received capital support through U.S. Treasury preferred stock purchases, and Treasury and Federal Reserve purchases of their mortgage-backed securities. The FHFA and the U.S. Treasury have imposed strict limits on the size of these entities’ mortgage portfolios. The FHFA has the power to cancel any contract entered into by Fannie Mae and Freddie Mac prior to FHFA’s appointment as conservator or receiver, including the guarantee obligations of Fannie Mae and Freddie Mac.

The Fund may also purchase other mortgage- and asset-backed securities through single- and multi-seller conduits, collateralized debt obligations, structured investment vehicles, and other similar securities. Asset-backed securities may be backed by various consumer obligations, including automobile loans, equipment leases, credit card receivables, or other collateral. In the event the underlying loans are not paid, the securities’ issuer could be forced to sell the assets and recognize losses on such assets, which could impact your return. Unlike traditional debt instruments, payments on these securities include both interest and a partial payment of principal. Mortgage- and asset-backed securities are subject to both extension risk, where borrowers pay off their debt obligations more slowly in times of rising interest rates, and prepayment risk, where borrowers pay off their debt obligations sooner than expected in times of declining interest rates. These risks may reduce the Fund’s returns. In addition, investments in mortgage- and asset-backed securities, including those comprised of subprime mortgages, may be subject to a higher degree of credit risk, valuation risk, and liquidity risk than various other types of fixed-income securities. Additionally, although mortgage-backed securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that guarantors or insurers will meet their obligations.

Real Estate Investing

The Fund may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Sovereign Debt

The Fund may invest in U.S. and non-U.S. government debt securities (“sovereign debt”). Some investments in sovereign debt, such as U.S. sovereign debt, are considered low risk. However, investments in sovereign debt, especially the debt of less developed countries, can involve a high degree of risk, including the risk that the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or to pay the interest on its sovereign debt in a timely manner. A sovereign debtor’s willingness or ability to satisfy its debt obligation may be affected by various factors including, but not limited to, its cash flow situation, the extent of its foreign currency reserves, the availability of foreign exchange when a payment is due, the relative size of its debt position in relation to its economy as a whole, the sovereign debtor’s policy toward international lenders, and local political constraints to which the governmental entity may be subject. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies, and other entities. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance, or repay principal or interest when due may result in the cancellation of third party commitments to lend funds to the sovereign debtor, which may further impair such debtor’s ability or willingness to timely service its debts. The Fund may be requested to participate in the rescheduling of such sovereign debt and to extend further loans to governmental entities, which may adversely affect the Fund’s holdings. In the event of default, there may be limited or no legal remedies for collecting sovereign debt and there may be no bankruptcy proceedings through which the Fund may collect all or part of the sovereign debt that a governmental entity has not repaid. In addition, to the extent the Fund invests in non-U.S. sovereign debt, it may be subject to currency risk.

When-Issued, Delayed Delivery and Forward Commitment Transactions

The Fund may purchase or sell securities on a when-issued, delayed delivery, or forward commitment basis. When purchasing a security on a when-issued, delayed delivery, or forward commitment basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. Typically, no income accrues on securities the Fund has committed to purchase prior to the time delivery of the securities is made. Because the Fund is not required to pay for the security until the delivery date, these risks are in addition to the risks associated with the Fund’s other investments. If the other party to a transaction fails to deliver the securities, the Fund could miss a favorable price or yield opportunity. If the Fund remains substantially fully invested at a time when when-issued, delayed delivery, or forward commitment purchases are outstanding, the purchases may result in a form of leverage.

When the Fund has sold a security on a when-issued, delayed delivery, or forward commitment basis, the Fund does not participate in future gains or losses with respect to the security. If the other party to a transaction fails to pay for the securities, the Fund could suffer a loss. Additionally, when selling a security on a when-issued, delayed delivery, or forward commitment basis without owning the security, the Fund will incur a loss if the security’s price appreciates in value such that the security’s price is above the agreed upon price on the settlement date. The Fund may dispose of or renegotiate a transaction after it is entered into, and may purchase or sell when-issued, delayed delivery or forward commitment securities before the settlement date, which may result in a gain or loss.

Subsequent Event

Management has evaluated whether any other events or transactions occurred subsequent to September 30, 2018 and through the date of issuance of the Fund's filing and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s filing.

Janus Henderson Government Money Market Fund

Schedule of Investments (unaudited)

September 30, 2018

Principal Amounts		Value
U.S. Government Agency Notes – 53.9%
Federal Home Loan Bank Discount Notes:
1.9316%, 10/1/18	$3,000,000	$3,000,000
1.9415%, 10/3/18	3,000,000	2,999,680
1.9821%, 10/5/18	3,000,000	2,999,346
1.9690%, 10/9/18	3,000,000	2,998,700
1.9977%, 10/10/18	3,000,000	2,998,517
1.9966%, 10/12/18	3,000,000	2,998,188
2.0202%, 10/17/18	3,000,000	2,997,334
2.0336%, 10/19/18	3,000,000	2,996,982
2.0185%, 10/22/18	3,000,000	2,996,505
2.0257%, 10/23/18	3,000,000	2,996,326
2.0140%, 10/24/18	3,000,000	2,996,181
1.9836%, 10/25/18	3,000,000	2,996,074
2.0147%, 10/26/18	3,000,000	2,995,847
2.0693%, 10/29/18	3,000,000	2,995,225
2.0257%, 10/30/18	3,000,000	2,995,157
2.0103%, 10/31/18	3,000,000	2,995,028
2.0241%, 11/1/18	3,000,000	2,994,828
2.0303%, 11/2/18	3,000,000	2,994,645
2.1655%, 11/5/18	3,000,000	2,993,758
2.0558%, 11/7/18	2,500,000	2,494,777
2.0622%, 11/9/18	3,000,000	2,993,373
2.1261%, 11/14/18	6,000,000	5,984,592
2.0412%, 11/15/18	3,000,000	2,992,432
2.0814%, 11/16/18	3,000,000	2,992,114
2.1214%, 11/19/18	3,000,000	2,991,440
2.0469%, 11/20/18	3,000,000	2,991,569
2.1882%, 12/5/18	3,000,000	2,988,298
2.1332%, 12/7/18	3,000,000	2,988,238
2.1556%, 12/12/18	3,000,000	2,987,231
2.1687%, 12/14/18	3,000,000	2,986,798
2.2971%, 2/22/19	3,000,000	2,972,871
		95,302,054
FHLMC Multifamily VRD Certificates Taxable:
2.2300%, 1/15/42‡	5,550,907	5,548,216
Freddie Mac Discount Notes:
1.9746%, 10/18/18	3,000,000	2,997,231
2.0792%, 11/13/18	3,000,000	2,992,635
		5,989,866
Total U.S. Government Agency Notes (cost $106,840,136)		106,840,136
Variable Rate Demand Agency Notes‡ – 27.7%
AE Realty LLC, 2.2500%, 10/1/23	580,000	580,000
Clearwater Solutions LLC, 2.1400%, 9/1/21	450,000	450,000
Cypress Bend Real Estate Development Co LLC, 2.2500%, 4/1/33	9,000,000	9,000,000
Florida Food Products Inc, 2.2500%, 12/1/22	1,650,000	1,650,000
Greer Family LLC, 2.2500%, 8/1/31	3,000,000	3,000,000
Irrevocable Trust Agreement John A Thomas & Elizabeth F Thomas,
2.2500%, 12/1/20	2,500,000	2,500,000
Johnson Capital Management LLC, 2.3400%, 6/3/47	2,845,000	2,845,000
Kenneth Rosenthal Irrevocable Life Insurance Trust, 2.2500%, 4/1/36	6,425,000	6,425,000
Lake Nona Trust, 2.2500%, 10/1/44	2,800,000	2,800,000
Mesivta Yeshiva Rabbi Chaim Berlin, 2.2300%, 11/1/35	9,185,000	9,185,000
Mississippi Business Finance Corp, 2.1200%, 9/1/21	905,000	905,000
Mississippi Business Finance Corp, 2.1200%, 1/1/34	3,060,000	3,060,000
Mississippi Business Finance Corp, 2.1200%, 12/1/35	3,200,000	3,200,000
Phenix City Downtown Redevelopment Authority, 2.2500%, 2/1/33	3,600,000	3,600,000
Thomas H Turner Family Irrevocably Trust, 2.2500%, 6/1/20	4,500,000	4,500,000
Tyler Enterprises LLC, 2.2500%, 10/3/22	1,165,000	1,165,000
Total Variable Rate Demand Agency Notes (cost $54,865,000)		54,865,000

Principal Amounts		Value
Repurchase Agreements(a) – 18.5%
Undivided interest of 9.2% in a joint repurchase agreement (principal amount $400,000,000 with a maturity value of $400,073,333) with Royal Bank of Canada, NY Branch, 2.2000%, dated 9/28/18, maturing 10/1/18 to be repurchased at $36,606,710 collateralized by $403,949,527 in U.S. Government Agencies 2.3800% - 10.6240%, 2/1/27 - 2/20/67 with a value of $408,074,800 (cost $36,600,000)	$36,600,000	$36,600,000
Total Investments (total cost $198,305,136) – 100.1%		198,305,136
Liabilities, net of Cash, Receivables and Other Assets – (0.1)%		(107,458)
Net Assets – 100%		$198,197,678

Notes to Schedule of Investments (unaudited)

LLC	Limited Liability Company

Money market funds may hold securities with stated maturities of greater than 397 days when those securities have features that allow a fund to “put” back the security to the issuer or to a third party within 397 days of acquisition. The maturity dates shown in the security descriptions are the stated maturity dates.

‡	The interest rate on variable rate demand agency notes is based on an index or market interest rates and is subject to change. Rate in the security description is as of September 30, 2018.

(a)	The Fund may have elements of risk due to concentrated investments. Such concentrations may subject the Fund to additional risks.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of September 30, 2018.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs

Assets
Investments in Securities:
U.S. Government Agency Notes	$-	$106,840,136	$-
Variable Rate Demand Agency Notes	-	54,865,000	-
Repurchase Agreements	-	36,600,000	-
Total Assets	$-	$198,305,136	$-

Organization and Significant Accounting Policies

Janus Henderson Government Money Market Fund (the “Fund”) is a series fund. The Fund is part of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 48 Funds which include multiple series of shares, with differing investment objectives and policies. The Fund seeks capital preservation and liquidity with current income as a secondary objective.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Liquidity

The Fund has adopted liquidity requirements (measured at the time of purchase) as noted:

The Fund will limit its investments in illiquid securities to 5% or less of its total assets.

Daily liquidity. The Fund will invest at least 10% of its total assets in “daily liquid assets,” which generally include cash (including demand deposits), direct obligations of the U.S. Government, securities (including repurchase agreements)

that will mature or are subject to a demand feature that is exercisable and payable within one business day, and/or amounts receivable and due unconditionally within one business day on pending sales of portfolio securities.

Weekly liquidity. The Fund will invest at least 30% of its assets in “weekly liquid assets,” which generally include cash (including demand deposits), direct obligations of the U.S. Government, agency discount notes with remaining maturities of 60 days or less, and securities (including repurchase agreements) that will mature or are subject to a demand feature that is exercisable and payable within five business days.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Investments held by the Fund are valued utilizing the amortized cost method of valuation permitted in accordance with Rule 2a-7 under the 1940 Act and certain conditions therein. Under the amortized cost method, which does not take into account unrealized capital gains or losses, an instrument is initially valued at its cost and thereafter assumes a constant accretion/amortization to maturity of any discount or premium.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE.

Periodic review and monitoring of the valuation of short-term securities is performed in an effort to ensure that amortized cost approximates market value. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of September 30, 2018 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments.

There were no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the period. The Fund recognizes transfers between the levels as of the beginning of the fiscal year.

Additional Investment Risk

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) of 2010 provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt of countries such as Greece, Italy, Spain, Portugal, and Ireland. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more "bailouts" from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (known as “Brexit”). There is considerable uncertainty about how Brexit will be conducted, how negotiations of necessary treaties and trade agreements will proceed, or how financial markets will react. In addition, one or more other countries may also abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value.

The Fund may be exposed to counterparty risk through its investments in certain securities, including, but not limited to, repurchase agreements and debt securities. The Fund intends to enter into financial transactions with counterparties that Janus Capital Management LLC (“Janus Capital”) believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Repurchase Agreements

The Fund and other funds advised by Janus Capital or its affiliates may transfer daily uninvested cash balances into one or more joint trading accounts. Assets in the joint trading accounts are invested in money market instruments and the proceeds are allocated to the participating funds on a pro rata basis.

Repurchase agreements held by the Fund are fully collateralized, and such collateral is in the possession of the Fund’s custodian or, for tri-party agreements, the custodian designated by the agreement. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements, including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to September 30, 2018 and through the date of the Fund’s filing and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s filing.

Janus Henderson High-Yield Fund

Schedule of Investments (unaudited)

September 30, 2018

Shares or Principal Amounts		Value
Asset-Backed/Commercial Mortgage-Backed Securities – 2.8%
Applebee's Funding LLC / IHOP Funding LLC, 4.2770%, 9/5/44 (144A)	$8,579,340	$8,453,007
BX Trust 2018-GW MZ,
ICE LIBOR USD 1 Month + 5.4879%, 7.6463%, 5/15/37 (144A)‡	3,764,000	3,652,257
ECAF I Ltd, 5.8020%, 6/15/40 (144A)	5,448,797	5,397,666
JP Morgan Chase Commercial Mortgage Securities Trust 2014-DSTY,
ICE LIBOR USD 3 Month + 1.2400%, 3.9314%, 6/10/27 (144A)‡	10,743,000	8,403,034
Santander Prime Auto Issuance Notes Trust 2018-A, 6.8000%, 9/15/25 (144A)	6,112,880	6,144,563
SAPPHIRE AVIATION FINANCE I LTD, 7.3850%, 3/15/40 (144A)	2,798,714	2,807,356
S-Jets 2017-1 Ltd, 5.6820%, 8/15/42 (144A)	2,368,617	2,387,553
Zephyrus Capital Aviation Partners 2018-1 Ltd, 4.6050%, 10/15/38 (144A)§	4,650,000	4,581,110
Total Asset-Backed/Commercial Mortgage-Backed Securities (cost $43,544,797)		41,826,546
Bank Loans and Mezzanine Loans – 4.5%
Basic Industry – 0.8%
Aleris International Inc,
ICE LIBOR USD 3 Month + 4.7500%, 6.9922%, 2/27/23‡	7,912,882	8,048,905
Starfruit US Holdco LLC, ICE LIBOR USD 3 Month + 3.2500%, 0%, 9/19/25(a),‡	2,954,000	2,965,284
		11,014,189
Communications – 0.4%
Level 3 Parent LLC, ICE LIBOR USD 3 Month + 2.2500%, 4.4324%, 2/22/24‡	3,884,000	3,894,254
McAfee LLC, ICE LIBOR USD 3 Month + 4.5000%, 0%, 9/30/24(a),‡	1,512,245	1,523,859
		5,418,113
Consumer Cyclical – 1.0%
CityCenter Holdings LLC, ICE LIBOR USD 3 Month + 2.2500%, 4.4922%, 4/18/24‡	10,514,912	10,523,113
Scientific Games International Inc,
ICE LIBOR USD 3 Month + 2.7500%, 0%, 8/14/24(a),‡	3,780,000	3,772,931
		14,296,044
Consumer Non-Cyclical – 0.7%
Enterprise Merger Sub Inc,
ICE LIBOR USD 3 Month + 3.7500%, 0%, 9/26/25(a),‡	10,707,594	10,680,825
Electric – 0.7%
NRG Energy Inc, ICE LIBOR USD 3 Month + 1.7500%, 4.1361%, 6/30/23‡	10,939,473	10,948,662
Technology – 0.9%
Financial & Risk US Holdings Inc,
ICE LIBOR USD 3 Month + 3.7500%, 0%, 9/18/25(a),‡	5,903,000	5,887,416
Lumentum Holdings Inc, ICE LIBOR USD 3 Month + 2.5000%, 0%, 8/8/25(a),‡	7,559,000	7,615,692
		13,503,108
Total Bank Loans and Mezzanine Loans (cost $65,617,872)		65,860,941
Corporate Bonds – 87.7%
Banking – 0.3%
Intesa Sanpaolo SpA, 5.0170%, 6/26/24 (144A)	4,387,000	3,957,773
Basic Industry – 7.5%
Allegheny Technologies Inc, 5.9500%, 1/15/21	2,515,000	2,555,869
Allegheny Technologies Inc, 7.8750%, 8/15/23	17,625,000	18,858,750
CF Industries Inc, 4.9500%, 6/1/43	10,005,000	8,854,425
CF Industries Inc, 5.3750%, 3/15/44	2,217,000	2,056,268
First Quantum Minerals Ltd, 7.2500%, 4/1/23 (144A)	11,113,000	10,585,132
First Quantum Minerals Ltd, 6.8750%, 3/1/26 (144A)	6,660,000	6,043,950
Freeport-McMoRan Inc, 4.5500%, 11/14/24	16,982,000	16,472,540
Freeport-McMoRan Inc, 5.4500%, 3/15/43	5,089,000	4,618,268
HB Fuller Co, 4.0000%, 2/15/27	2,960,000	2,664,000
Hudbay Minerals Inc, 7.6250%, 1/15/25 (144A)	9,380,000	9,684,850
Lundin Mining Corp, 7.8750%, 11/1/22 (144A)	3,360,000	3,506,160
Novelis Corp, 6.2500%, 8/15/24 (144A)	2,534,000	2,584,680
Novelis Corp, 5.8750%, 9/30/26 (144A)	8,831,000	8,621,264
Platform Specialty Products Corp, 6.5000%, 2/1/22 (144A)	9,932,000	10,155,470
Teck Resources Ltd, 8.5000%, 6/1/24 (144A)	2,960,000	3,236,020
		110,497,646
Biotechnology – 0.3%
Insmed Inc, 1.7500%, 1/15/25	5,648,000	4,754,458
Brokerage – 0.4%
Hunt Cos Inc, 6.2500%, 2/15/26 (144A)	5,713,000	5,327,373
Capital Goods – 8.7%
American Builders & Contractors Supply Co Inc, 5.8750%, 5/15/26 (144A)	4,085,000	4,095,213
ARD Finance SA, 7.1250%, 9/15/23	7,392,095	7,484,496
Ardagh Packaging Finance PLC / Ardagh Holdings USA Inc,
7.2500%, 5/15/24 (144A)	21,484,000	22,477,635
Ball Corp, 5.2500%, 7/1/25	7,262,000	7,498,015
Beacon Roofing Supply Inc, 4.8750%, 11/1/25 (144A)	4,122,000	3,797,393

Shares or Principal Amounts		Value
Corporate Bonds – (continued)
Capital Goods – (continued)
BWX Technologies Inc, 5.3750%, 7/15/26 (144A)	$3,567,000	$3,580,376
Crown Americas LLC / Crown Americas Capital Corp VI, 4.7500%, 2/1/26 (144A)	7,910,000	7,573,825
Herc Rentals Inc, 7.5000%, 6/1/22 (144A)	8,208,000	8,679,960
Leonardo US Holdings Inc, 6.2500%, 1/15/40 (144A)	433,000	452,485
Reynolds Group Issuer Inc / Reynolds Group Issuer LLC / Reynolds Group Issuer Lu,
7.0000%, 7/15/24 (144A)	11,404,000	11,603,570
Ritchie Bros Auctioneers Inc, 5.3750%, 1/15/25 (144A)	6,210,000	6,206,895
Stevens Holding Co Inc, 6.1250%, 10/1/26 (144A)	2,963,000	3,011,149
Summit Materials LLC / Summit Materials Finance Corp, 8.5000%, 4/15/22	13,616,000	14,467,000
Summit Materials LLC / Summit Materials Finance Corp,
5.1250%, 6/1/25 (144A)	4,888,000	4,582,500
US Concrete Inc, 6.3750%, 6/1/24	5,282,000	5,343,799
Zekelman Industries Inc, 9.8750%, 6/15/23 (144A)	15,464,000	16,797,770
		127,652,081
Communications – 19.3%
Altice Finco SA, 7.6250%, 2/15/25 (144A)	6,375,000	5,737,500
Altice France SA/France, 6.2500%, 5/15/24 (144A)	1,778,000	1,757,109
Altice France SA/France, 7.3750%, 5/1/26 (144A)	9,928,000	9,938,424
Altice Luxembourg SA, 7.7500%, 5/15/22 (144A)	15,059,000	14,656,172
AMC Networks Inc, 4.7500%, 8/1/25	3,569,000	3,424,705
Block Communications Inc, 6.8750%, 2/15/25 (144A)	10,766,000	11,035,150
Cablevision Systems Corp, 5.8750%, 9/15/22	12,499,000	12,741,168
CCO Holdings LLC / CCO Holdings Capital Corp, 5.3750%, 5/1/25 (144A)	2,558,000	2,538,815
CCO Holdings LLC / CCO Holdings Capital Corp, 5.5000%, 5/1/26 (144A)	1,632,000	1,613,640
CCO Holdings LLC / CCO Holdings Capital Corp, 5.1250%, 5/1/27 (144A)	16,641,000	15,777,499
CCO Holdings LLC / CCO Holdings Capital Corp, 5.0000%, 2/1/28 (144A)	11,976,000	11,256,242
CenturyLink Inc, 7.5000%, 4/1/24	8,546,000	9,133,537
Cequel Communications Holdings I LLC / Cequel Capital Corp,
7.7500%, 7/15/25 (144A)	9,383,000	9,992,895
Clear Channel Worldwide Holdings Inc, 6.5000%, 11/15/22	7,933,000	8,094,595
CSC Holdings LLC, 10.1250%, 1/15/23 (144A)	12,637,000	13,824,878
CSC Holdings LLC, 5.3750%, 2/1/28 (144A)	16,888,000	16,128,040
DISH DBS Corp, 5.0000%, 3/15/23	7,129,000	6,469,068
Frontier Communications Corp, 8.5000%, 4/1/26 (144A)	3,244,000	3,065,580
Gray Television Inc, 5.8750%, 7/15/26 (144A)	4,717,000	4,675,726
Intelsat Connect Finance SA, 9.5000%, 2/15/23 (144A)	3,573,000	3,564,068
Intelsat Jackson Holdings SA, 5.5000%, 8/1/23	8,169,000	7,531,818
Intelsat Jackson Holdings SA, 8.0000%, 2/15/24 (144A)	4,917,000	5,173,717
Level 3 Financing Inc, 5.1250%, 5/1/23	6,963,000	7,015,222
Level 3 Financing Inc, 5.2500%, 3/15/26	9,663,000	9,506,459
Lions Gate Capital Holdings LLC, 5.8750%, 11/1/24 (144A)	13,724,000	14,067,100
McGraw-Hill Global Education Holdings LLC / McGraw-Hill Global Education Finance,
7.8750%, 5/15/24 (144A)	4,483,000	4,017,889
Netflix Inc, 5.7500%, 3/1/24	2,516,000	2,578,900
Netflix Inc, 4.3750%, 11/15/26	2,572,000	2,416,343
Netflix Inc, 4.8750%, 4/15/28 (144A)	4,896,000	4,602,240
Nexstar Broadcasting Inc, 5.6250%, 8/1/24 (144A)	2,229,000	2,181,634
Sinclair Television Group Inc, 5.6250%, 8/1/24 (144A)	5,018,000	4,948,501
Sprint Corp, 7.1250%, 6/15/24	27,697,000	28,778,653
Townsquare Media Inc, 6.5000%, 4/1/23 (144A)	3,910,000	3,616,750
Unitymedia GmbH, 6.1250%, 1/15/25 (144A)	9,304,000	9,769,200
Viacom Inc, ICE LIBOR USD 3 Month + 3.8950%, 5.8750%, 2/28/57‡	3,941,000	3,856,121
Zayo Group LLC / Zayo Capital Inc, 5.7500%, 1/15/27 (144A)	9,132,000	9,150,264
		284,635,622
Consumer Cyclical – 12.5%
AMC Entertainment Holdings Inc, 5.8750%, 2/15/22	3,026,000	3,048,695
American Axle & Manufacturing Inc, 6.2500%, 4/1/25	7,400,000	7,369,290
Ashton Woods USA LLC / Ashton Woods Finance Co, 6.8750%, 2/15/21 (144A)	3,465,000	3,490,988
Brinker International Inc, 5.0000%, 10/1/24 (144A)	5,138,000	4,855,410
Caesars Resort Collection LLC / CRC Finco Inc, 5.2500%, 10/15/25 (144A)	3,971,000	3,782,378
CCM Merger Inc, 6.0000%, 3/15/22 (144A)	4,234,000	4,346,032
Century Communities Inc, 6.8750%, 5/15/22	14,305,000	14,626,862
Delphi Technologies PLC, 5.0000%, 10/1/25 (144A)	4,672,000	4,397,520
Downstream Development Authority of the Quapaw Tribe of Oklahoma,
10.5000%, 2/15/23 (144A)§	2,231,000	2,281,198
Golden Nugget Inc, 6.7500%, 10/15/24 (144A)	3,773,000	3,827,256
Golden Nugget Inc, 8.7500%, 10/1/25 (144A)	21,669,000	22,715,179
Jack Ohio Finance LLC / Jack Ohio Finance 1 Corp, 6.7500%, 11/15/21 (144A)	7,186,000	7,437,510
Jack Ohio Finance LLC / Jack Ohio Finance 1 Corp, 10.2500%, 11/15/22 (144A)	9,160,000	10,077,832
Jacobs Entertainment Inc, 7.8750%, 2/1/24 (144A)	17,477,000	18,550,263
M/I Homes Inc, 5.6250%, 8/1/25	2,797,000	2,629,180
MGM Growth Properties Operating Partnership LP / MGP Finance Co-Issuer Inc,
5.6250%, 5/1/24	3,997,000	4,096,925
MGM Resorts International, 5.7500%, 6/15/25	5,982,000	5,993,964

Shares or Principal Amounts		Value
Corporate Bonds – (continued)
Consumer Cyclical – (continued)
Mohegan Gaming & Entertainment, 7.8750%, 10/15/24 (144A)	$3,950,000	$3,871,000
Penn National Gaming Inc, 5.6250%, 1/15/27 (144A)	11,963,000	11,540,706
Scientific Games International Inc, 10.0000%, 12/1/22	7,287,000	7,721,087
Six Flags Entertainment Corp, 4.8750%, 7/31/24 (144A)	2,863,000	2,804,309
Staples Inc, 8.5000%, 9/15/25 (144A)	5,387,000	5,057,046
Stars Group Holdings BV / Stars Group US Co-Borrower LLC,
7.0000%, 7/15/26 (144A)	7,421,000	7,656,171
Weekley Homes LLC / Weekley Finance Corp, 6.6250%, 8/15/25	5,960,000	5,676,900
William Lyon Homes Inc, 6.0000%, 9/1/23	3,160,000	3,049,400
Wyndham Destinations Inc, 4.1500%, 4/1/24	3,227,000	3,130,190
Wyndham Destinations Inc, 5.1000%, 10/1/25	4,890,000	4,877,775
Wyndham Destinations Inc, 4.5000%, 4/1/27	6,305,000	5,942,463
		184,853,529
Consumer Non-Cyclical – 18.3%
Air Medical Group Holdings Inc, 6.3750%, 5/15/23 (144A)	10,012,000	8,985,770
Avantor Inc, 6.0000%, 10/1/24 (144A)	11,933,000	12,111,995
Avantor Inc, 9.0000%, 10/1/25 (144A)	8,084,000	8,336,625
Bausch Health Cos Inc, 6.1250%, 4/15/25 (144A)	18,615,000	17,703,796
Bausch Health Cos Inc, 9.0000%, 12/15/25 (144A)	7,613,000	8,193,796
Bausch Health Cos Inc/US, 9.2500%, 4/1/26 (144A)	3,565,000	3,845,744
Bausch Health Cos Inc/US, 8.5000%, 1/31/27 (144A)	9,241,000	9,703,050
Change Healthcare Holdings LLC / Change Healthcare Finance Inc,
5.7500%, 3/1/25 (144A)	7,410,000	7,354,425
Crimson Merger Sub Inc, 6.6250%, 5/15/22 (144A)	9,644,000	9,422,188
DaVita Inc, 5.1250%, 7/15/24	4,540,000	4,381,100
DaVita Inc, 5.0000%, 5/1/25	7,780,000	7,466,388
Dean Foods Co, 6.5000%, 3/15/23 (144A)	1,420,000	1,336,220
DJO Finance LLC / DJO Finance Corp, 8.1250%, 6/15/21 (144A)	5,532,000	5,649,555
Dole Food Co Inc, 7.2500%, 6/15/25 (144A)	20,651,000	20,134,725
Endo Dac / Endo Finance LLC / Endo Finco Inc, 6.0000%, 2/1/25 (144A)	11,714,000	10,097,468
Endo Finance LLC, 5.7500%, 1/15/22 (144A)	9,454,000	8,827,672
Enterprise Merger Sub Inc, 8.7500%, 10/15/26§	5,043,000	5,043,000
HCA Inc, 5.3750%, 2/1/25	24,812,000	25,308,240
HCA Inc, 4.5000%, 2/15/27	2,019,000	1,983,668
HCA Inc, 5.5000%, 6/15/47	6,030,000	6,112,912
HLF Financing Sarl LLC / Herbalife International Inc,
7.2500%, 8/15/26 (144A)	4,351,000	4,421,704
JBS USA LUX SA / JBS USA Finance Inc, 5.7500%, 6/15/25 (144A)	12,982,000	12,641,222
JBS USA LUX SA / JBS USA Finance Inc, 6.7500%, 2/15/28 (144A)	6,150,000	6,111,563
Lamb Weston Holdings Inc, 4.6250%, 11/1/24 (144A)	5,317,000	5,204,014
Mattel Inc, 6.7500%, 12/31/25 (144A)	10,828,000	10,611,440
Newell Brands Inc, 5.0000%, 11/15/23	6,265,000	6,334,460
Post Holdings Inc, 5.0000%, 8/15/26 (144A)	7,541,000	7,130,393
Post Holdings Inc, 5.7500%, 3/1/27 (144A)	4,160,000	4,087,200
Surgery Center Holdings Inc, 8.8750%, 4/15/21 (144A)	10,004,000	10,416,665
Surgery Center Holdings Inc, 6.7500%, 7/1/25 (144A)	4,352,000	4,167,040
Tenet Healthcare Corp, 4.6250%, 7/15/24	5,711,000	5,551,092
Teva Pharmaceutical Finance Netherlands III BV, 3.1500%, 10/1/26	12,543,000	10,437,735
		269,112,865
Electric – 0.2%
NRG Energy Inc, 6.2500%, 7/15/22	2,343,000	2,417,273
Energy – 12.8%
Antero Resources Corp, 5.6250%, 6/1/23	7,843,000	8,029,271
Bristow Group Inc, 8.7500%, 3/1/23 (144A)	4,556,000	4,453,490
Cheniere Corpus Christi Holdings LLC, 5.1250%, 6/30/27	6,390,000	6,413,962
Chesapeake Energy Corp, 5.7500%, 3/15/23	4,179,000	4,069,301
Chesapeake Energy Corp, 7.0000%, 10/1/24	6,635,000	6,635,000
Chesapeake Energy Corp, 5.5000%, 9/15/26	3,699,000	3,653,676
DCP Midstream Operating LP, 5.3750%, 7/15/25	9,670,000	9,827,137
Energy Transfer Equity LP, 5.8750%, 1/15/24	5,445,000	5,730,863
EnLink Midstream Partners LP, 4.1500%, 6/1/25	8,559,000	8,112,949
Ensco PLC, 7.7500%, 2/1/26	7,100,000	7,046,750
Ensco PLC, 5.7500%, 10/1/44	6,543,000	4,890,893
Great Western Petroleum LLC / Great Western Finance Corp,
9.0000%, 9/30/21 (144A)	15,792,000	15,555,120
Hess Infrastructure Partners LP / Hess Infrastructure Partners Finance Corp,
5.6250%, 2/15/26 (144A)	5,752,000	5,809,520
Magnolia Oil & Gas Operating LLC / Magnolia Oil & Gas Finance Corp,
6.0000%, 8/1/26 (144A)	11,969,000	11,939,077
Nabors Industries Inc, 5.7500%, 2/1/25 (144A)	7,970,000	7,638,280
NGL Energy Partners LP / NGL Energy Finance Corp, 7.5000%, 11/1/23	5,621,000	5,649,105
NGL Energy Partners LP / NGL Energy Finance Corp, 6.1250%, 3/1/25	6,958,000	6,523,125
PBF Holding Co LLC / PBF Finance Corp, 7.2500%, 6/15/25	5,417,000	5,687,850
Range Resources Corp, 5.0000%, 8/15/22	6,250,000	6,187,500

Shares or Principal Amounts		Value
Corporate Bonds – (continued)
Energy – (continued)
Range Resources Corp, 4.8750%, 5/15/25	$8,096,000	$7,660,840
Southwestern Energy Co, 4.1000%, 3/15/22	4,397,000	4,380,511
Southwestern Energy Co, 7.5000%, 4/1/26	10,117,000	10,597,557
Transocean Guardian Ltd, 5.8750%, 1/15/24 (144A)	1,588,000	1,601,895
Transocean Inc, 5.8000%, 10/15/22	3,823,000	3,808,664
Transocean Pontus Ltd, 6.1250%, 8/1/25 (144A)	2,489,000	2,529,421
USA Compression Partners LP / USA Compression Finance Corp,
6.8750%, 4/1/26 (144A)	7,309,000	7,546,542
Weatherford International Ltd, 7.0000%, 3/15/38	7,055,000	5,467,625
Weatherford International Ltd, 6.7500%, 9/15/40	4,009,000	3,066,885
Whiting Petroleum Corp, 6.6250%, 1/15/26	7,305,000	7,597,200
		188,110,009
Equity Real Estate Investment Trusts (REITs) – 0.2%
Forest City Realty Trust Inc, 3.6250%, 8/15/20	3,491,000	3,816,644
Finance Companies – 1.3%
Park Aerospace Holdings Ltd, 5.2500%, 8/15/22 (144A)	7,873,000	7,951,730
Quicken Loans Inc, 5.7500%, 5/1/25 (144A)	11,150,000	11,136,062
		19,087,792
Financial Institutions – 0.6%
Kennedy-Wilson Inc, 5.8750%, 4/1/24	8,420,000	8,293,700
Industrial – 1.1%
AT Securities BV, USD SWAP SEMI 30/360 5YR + 3.5460%, 5.2500%µ	4,250,000	4,010,938
Great Lakes Dredge & Dock Corp, 8.0000%, 5/15/22	8,709,000	8,948,497
Park-Ohio Industries Inc, 6.6250%, 4/15/27	2,910,000	2,982,750
		15,942,185
Pharmaceuticals – 1.1%
Jazz Investments I Ltd, 1.8750%, 8/15/21	15,043,000	16,095,544
Semiconductor & Semiconductor Equipment – 0.4%
Microchip Technology Inc, 1.6250%, 2/15/27	5,354,000	5,699,194
Technology – 1.7%
Dell International LLC / EMC Corp, 6.0200%, 6/15/26 (144A)	13,879,000	14,780,389
First Data Corp, 7.0000%, 12/1/23 (144A)	10,431,000	10,861,279
		25,641,668
Transportation – 1.0%
Watco Cos LLC / Watco Finance Corp, 6.3750%, 4/1/23 (144A)	13,966,000	14,245,320
Total Corporate Bonds (cost $1,287,965,521)		1,290,140,676
Common Stocks – 1.4%
Construction Materials – 0.3%
Summit Materials Inc	230,263	4,186,181
Containers & Packaging – 0.1%
Ardagh Group SA	122,920	2,051,535
Metals & Mining – 0.5%
Freeport-McMoRan Inc	553,875	7,709,940
Semiconductor & Semiconductor Equipment – 0.5%
ON Semiconductor Corp*	355,783	6,557,081
Total Common Stocks (cost $23,780,336)		20,504,737
Preferred Stocks – 0.2%
Specialty Retail – 0.2%
Quiksilver Inc Bankruptcy Equity Certificate (144A)*,¢,§ (cost $2,536,651)	132,324	3,171,806
Investment Companies – 4.1%
Money Markets – 4.1%
Janus Henderson Cash Liquidity Fund LLC, 2.0479%ºº,£ (cost $60,537,624)	60,537,624	60,537,624
Total Investments (total cost $1,483,982,801) – 100.7%		1,482,042,330
Liabilities, net of Cash, Receivables and Other Assets – (0.7)%		(10,466,930)
Net Assets – 100%		$1,471,575,400

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$1,304,612,958	88.0%
Luxembourg	44,147,771	3.0
Ireland	37,878,566	2.6
Canada	26,783,936	1.8
Zambia	16,629,082	1.1
Germany	13,780,138	0.9
France	11,695,533	0.8
Israel	10,437,735	0.7

Italy	4,410,258	0.3
Chile	3,506,160	0.2
Netherlands	2,965,284	0.2
Cayman Islands	2,807,356	0.2
Bermuda	2,387,553	0.2

Total	$1,482,042,330	100.0%

Schedules of Affiliated Investments – (% of Net Assets)

	Dividend Income	Realized Gain/(Loss)	Change in Unrealized Appreciation/ Depreciation	Value at 9/30/18
Investment Companies - 4.1%
Money Markets - 4.1%
Janus Henderson Cash Liquidity Fund LLC, 2.0479%ºº	$321,343	$-	$-	$60,537,624

	Share Balance at 6/30/18	Purchases	Sales	Share Balance at 9/30/18
Investment Companies - 4.1%
Money Markets - 4.1%
Janus Henderson Cash Liquidity Fund LLC, 2.0479%ºº	75,554,659	188,904,965	(203,922,000)	60,537,624

Notes to Schedule of Investments (unaudited)

ICE	Intercontinental Exchange
LIBOR	London Interbank Offered Rate
LLC	Limited Liability Company
LP	Limited Partnership
PLC	Public Limited Company

144A

Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Unless otherwise noted, these securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 144A securities as of the period ended September 30, 2018 is $813,882,021, which represents 55.3% of net assets.

*	Non-income producing security.

(a)

All or a portion of this position is not funded, or has been purchased on a delayed delivery or when-issued basis. If applicable, interest rates will be determined and interest will begin to accrue at a future date. See Notes to Schedule of Investments .

‡

Variable or floating rate security. Rate shown is the current rate as of September 30, 2018. Certain variable rate securities are not based on a published reference rate and spread; they are determined by the issuer or agent and current market conditions. Reference rate is as of reset date and may vary by security, which may not indicate a reference rate and/or spread in their description.

ºº	Rate shown is the 7-day yield as of September 30, 2018.

µ	This variable rate security is a perpetual bond. Perpetual bonds have no contractual maturity date, are not redeemable, and pay an indefinite stream of interest. The coupon rate shown represents the current interest rate.

¢	Security is valued using significant unobservable inputs.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

§				Schedule of Restricted and Illiquid Securities (as of September 30, 2018)
				Value as a
	Acquisition			% of Net
	Date	Cost	Value	Assets
Downstream Development Authority of the Quapaw Tribe of Oklahoma, 10.5000%, 2/15/23	1/24/18	$2,210,952	$2,281,198	0.2%
Enterprise Merger Sub Inc, 8.7500%, 10/15/26	9/28/18	5,043,000	5,043,000	0.3
Quiksilver Inc Bankruptcy Equity Certificate	5/27/16	2,536,651	3,171,806	0.2
Zephyrus Capital Aviation Partners 2018-1 Ltd, 4.6050%, 10/15/38	9/28/18	4,581,110	4,581,110	0.3
Total		$14,371,713	$15,077,114	1.0%

The Fund has registration rights for certain restricted securities held as of September 30, 2018. The issuer incurs all registration costs.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of September 30, 2018.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs

Assets
Investments in Securities:
Asset-Backed/Commercial Mortgage-Backed Securities	$-	$41,826,546	$-
Bank Loans and Mezzanine Loans	-	65,860,941	-
Corporate Bonds	-	1,290,140,676	-
Common Stocks	20,504,737	-	-
Preferred Stocks	-	-	3,171,806
Investment Companies	-	60,537,624	-
Total Assets	$20,504,737	$1,458,365,787	$3,171,806

Organization and Significant Accounting Policies

Janus Henderson High-Yield Fund (the “Fund”) is a series of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 48 funds, each of which offers multiple share classes, with differing investment objectives and policies. The Fund seeks to obtain high current income. Capital appreciation is a secondary investment objective when consistent with its primary investment objective. The Fund is classified as diversified, as defined in the 1940 Act.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of September 30, 2018 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments.

The Fund did not hold a significant amount of Level 3 securities as of September 30, 2018.

There were no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the period. The Fund recognizes transfers between the levels as of the beginning of the fiscal year.

Additional Investment Risk

The Fund may be invested in lower-rated debt securities that have a higher risk of default or loss of value since these securities may be sensitive to economic changes, political changes, or adverse developments specific to the issuer.

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) of 2010 provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt of countries such as Greece, Italy, Spain, Portugal, and Ireland. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more "bailouts" from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (known as “Brexit”). There is considerable uncertainty about how Brexit will be conducted, how negotiations of necessary treaties and trade agreements will proceed, or how financial markets will react. In addition, one or more other countries may also abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Loans

The Fund may invest in various commercial loans, including bank loans, bridge loans, debtor-in-possession (“DIP”) loans, mezzanine loans, and other fixed and floating rate loans. These loans may be acquired through loan participations and assignments or on a when-issued basis. Commercial loans will comprise no more than 20% of the Fund’s total assets. Below are descriptions of the types of loans held by the Fund as of September 30, 2018.

• Bank Loans - Bank loans are obligations of companies or other entities entered into in connection with recapitalizations, acquisitions, and refinancings. The Fund’s investments in bank loans are generally acquired as a participation interest in, or assignment of, loans originated by a lender or other financial institution. These investments may include institutionally-traded floating and fixed-rate debt securities.

• Floating Rate Loans – Floating rate loans are debt securities that have floating interest rates, that adjust periodically, and are tied to a benchmark lending rate, such as London Interbank Offered Rate (“LIBOR”). In other cases, the lending rate could be tied to the prime rate offered by one or more major U.S. banks or the rate paid on large certificates of deposit traded in the secondary markets. If the benchmark lending rate changes, the rate payable to lenders under the loan will change at the next scheduled adjustment date specified in the loan agreement. Floating rate loans are typically issued to companies (‘‘borrowers’’) in connection with recapitalizations, acquisitions, and refinancings. Floating rate loan investments are generally below investment grade. Senior floating rate loans are secured by specific collateral of a borrower and are senior in the borrower’s capital structure. The senior position in the borrower’s capital structure generally gives holders of senior loans a claim on certain of the borrower’s assets that is senior to subordinated debt and preferred and common stock in the case of a borrower’s default. Floating rate loan investments may involve foreign borrowers, and investments may be denominated in foreign currencies. Floating rate loans often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged. The Fund may invest in obligations of borrowers who are in bankruptcy proceedings. While the Fund generally expects to invest in fully funded term loans, certain of the loans in which the Fund may invest include revolving loans, bridge loans, and delayed draw term loans.

Purchasers of floating rate loans may pay and/or receive certain fees. The Fund may receive fees such as covenant waiver fees or prepayment penalty fees. The Fund may pay fees such as facility fees. Such fees may affect the Fund’s return.

• Mezzanine Loans - Mezzanine loans are secured by the stock of the company that owns the assets. Mezzanine loans are a hybrid of debt and equity financing that is typically used to fund the expansion of existing companies. A mezzanine loan is composed of debt capital that gives the lender the right to convert to an ownership or equity interest in the company if the loan is not paid back in time and in full. Mezzanine loans typically are the most subordinated debt obligation in an issuer’s capital structure.

Mortgage- and Asset-Backed Securities

Mortgage- and asset-backed securities represent interests in “pools” of commercial or residential mortgages or other assets, including consumer loans or receivables. The Fund may purchase fixed or variable rate commercial or residential mortgage-backed securities issued by the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”), the Federal Home Loan Mortgage Corporation (“Freddie Mac”), or other governmental or government-related entities. Ginnie Mae’s guarantees are backed by the full faith and credit of the U.S. Government, which means that the U.S. Government guarantees that the interest and principal will be paid when due. Fannie Mae and Freddie Mac securities are not backed by the full faith and credit of the U.S. Government. In September 2008, the Federal Housing Finance Agency (“FHFA”), an agency of the U.S. Government, placed Fannie Mae and Freddie Mac under conservatorship. Since that time, Fannie Mae and Freddie Mac have received capital support through U.S. Treasury preferred stock purchases, and Treasury and Federal Reserve purchases of their mortgage-backed securities. The FHFA and the U.S. Treasury have imposed strict limits on the size of these entities’ mortgage portfolios. The FHFA has the power to cancel any contract entered into by Fannie Mae and Freddie Mac prior to FHFA’s appointment as conservator or receiver, including the guarantee obligations of Fannie Mae and Freddie Mac.

The Fund may also purchase other mortgage- and asset-backed securities through single- and multi-seller conduits, collateralized debt obligations, structured investment vehicles, and other similar securities. Asset-backed securities may be backed by various consumer obligations, including automobile loans, equipment leases, credit card receivables, or other collateral. In the event the underlying loans are not paid, the securities’ issuer could be forced to sell the assets and recognize losses on such assets, which could impact your return. Unlike traditional debt instruments, payments on these securities include both interest and a partial payment of principal. Mortgage- and asset-backed securities are subject to both extension risk, where borrowers pay off their debt obligations more slowly in times of rising interest rates, and prepayment risk, where borrowers pay off their debt obligations sooner than expected in times of declining interest rates. These risks may reduce the Fund’s returns. In addition, investments in mortgage- and asset-backed securities, including those comprised of subprime mortgages, may be subject to a higher degree of credit risk, valuation risk, and liquidity risk than various other types of fixed-income securities. Additionally, although mortgage-backed securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that guarantors or insurers will meet their obligations.

Real Estate Investing

The Fund may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Restricted Security Transactions

Restricted securities held by the Fund may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933, as amended. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Fund to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

When-Issued, Delayed Delivery and Forward Commitment Transactions

The Fund may purchase or sell securities on a when-issued, delayed delivery, or forward commitment basis. When purchasing a security on a when-issued, delayed delivery, or forward commitment basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. Typically, no income accrues on securities the Fund has committed to purchase prior to the time delivery of the securities is made. Because the Fund is not required to pay for the security until the delivery date, these risks are in addition to the risks associated with the Fund’s other investments. If the other party to a transaction fails to deliver the securities, the Fund could miss a favorable price or yield opportunity. If the Fund remains substantially fully invested at a time when when-issued, delayed delivery, or forward commitment purchases are outstanding, the purchases may result in a form of leverage.

When the Fund has sold a security on a when-issued, delayed delivery, or forward commitment basis, the Fund does not participate in future gains or losses with respect to the security. If the other party to a transaction fails to pay for the securities, the Fund could suffer a loss. Additionally, when selling a security on a when-issued, delayed delivery, or forward commitment basis without owning the security, the Fund will incur a loss if the security’s price appreciates in value such that the security’s price is above the agreed upon price on the settlement date. The Fund may dispose of or renegotiate a transaction after it is entered into, and may purchase or sell when-issued, delayed delivery or forward commitment securities before the settlement date, which may result in a gain or loss.

Transactions with Affiliates

Pursuant to the provisions of the 1940 Act and related rules, the Fund may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Fund may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Fund is eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Henderson Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Henderson Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered product compliant with Rule 2a-7 under the 1940 Act. There are no restrictions on the Fund's ability to withdraw investments from Janus Henderson Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Fund to Janus Henderson Cash Liquidity Fund LLC. The units of Janus Henderson Cash Liquidity Fund LLC are not charged any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the period ended September 30, 2018 can be found in the “Schedules of Affiliated Investments” located in the Schedule of Investments.

Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to September 30, 2018 and through the date of of issuance of the Fund's filing and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s filing.

Janus Henderson International Managed Volatility Fund

Schedule of Investments (unaudited)

September 30, 2018

Shares		Value
Common Stocks – 97.9%
Aerospace & Defense – 3.2%
Airbus SE	5,230	$656,816
BAE Systems PLC	21,727	178,326
Dassault Aviation SA	207	383,048
Meggitt PLC	26,967	199,053
MTU Aero Engines AG	877	197,615
Safran SA	4,953	694,018
Singapore Technologies Engineering Ltd	9,900	25,788
Thales SA	10,571	1,501,465
		3,836,129
Air Freight & Logistics – 1.3%
Royal Mail PLC	135,744	844,000
Yamato Holdings Co Ltd	23,800	730,761
		1,574,761
Airlines – 0.8%
ANA Holdings Inc	700	24,463
Deutsche Lufthansa AG	3,687	90,570
easyJet PLC	7,728	132,335
International Consolidated Airlines Group SA	3,444	29,594
Japan Airlines Co Ltd	17,700	636,327
		913,289
Auto Components – 0.1%
NGK Spark Plug Co Ltd	2,000	58,275
Automobiles – 2.6%
Ferrari NV	6,008	827,198
Mazda Motor Corp	15,100	181,306
Mitsubishi Motors Corp	16,300	115,076
Nissan Motor Co Ltd	44,400	415,664
Peugeot SA	6,557	176,827
Subaru Corp	4,500	137,852
Suzuki Motor Corp	17,000	973,908
Toyota Motor Corp	5,000	312,280
		3,140,111
Banks – 7.6%
ABN AMRO Group NV	4,353	118,502
Aozora Bank Ltd	2,300	82,201
Bank Hapoalim BM	137,871	1,011,006
Bank Leumi Le-Israel BM	209,298	1,382,108
Bankinter SA	9,669	89,035
BOC Hong Kong Holdings Ltd	252,000	1,197,563
DBS Group Holdings Ltd	60,800	1,160,658
Erste Group Bank AG*	12,943	537,614
Hang Seng Bank Ltd	65,100	1,768,068
HSBC Holdings PLC	36,800	321,222
Intesa Sanpaolo SpA	51,338	131,176
Japan Post Bank Co Ltd	8,000	94,577
Mizrahi Tefahot Bank Ltd	9,753	171,065
Mizuho Financial Group Inc	108,200	188,778
Oversea-Chinese Banking Corp Ltd	9,500	79,520
Raiffeisen Bank International AG	8,825	254,075
Sumitomo Mitsui Financial Group Inc	200	8,074
Sumitomo Mitsui Trust Holdings Inc	900	37,046
UniCredit SpA	5,470	82,323
United Overseas Bank Ltd	16,400	324,952
Yamaguchi Financial Group Inc#	7,000	76,285
		9,115,848
Beverages – 1.8%
Asahi Group Holdings Ltd	3,300	143,068
Coca-Cola Amatil Ltd	30,843	217,553
Coca-Cola European Partners PLC	3,800	172,786
Davide Campari-Milano SpA	28,088	239,175
Diageo PLC	4,943	175,151
Kirin Holdings Co Ltd	12,100	310,062
Pernod Ricard SA	1,356	222,432
Remy Cointreau SA	1,058	137,808
Treasury Wine Estates Ltd	41,272	521,679
		2,139,714
Biotechnology – 0.1%
CSL Ltd	657	95,490

Shares		Value
Common Stocks – (continued)
Capital Markets – 2.6%
ASX Ltd	7,354	$338,336
Deutsche Boerse AG	3,750	502,380
Hargreaves Lansdown PLC	3,188	92,856
London Stock Exchange Group PLC	4,155	248,323
Macquarie Group Ltd	3,404	310,067
Partners Group Holding AG	2,062	1,636,358
Singapore Exchange Ltd	4,800	25,884
		3,154,204
Chemicals – 2.9%
Akzo Nobel NV	1,193	111,544
Asahi Kasei Corp	8,600	130,438
Chr Hansen Holding A/S	1,882	191,075
Covestro AG	514	41,686
Croda International PLC	3,795	257,273
Frutarom Industries Ltd	2,722	282,098
Givaudan SA	70	172,181
Koninklijke DSM NV	3,606	381,950
Nippon Paint Holdings Co Ltd	3,000	111,972
Sika AG	10,860	1,581,951
Symrise AG	1,992	181,810
		3,443,978
Commercial Services & Supplies – 0.2%
Brambles Ltd	10,833	85,336
Park24 Co Ltd	6,500	196,545
		281,881
Communications Equipment – 0.1%
Nokia OYJ	29,078	161,256
Construction Materials – 0.2%
Fletcher Building Ltd*	29,977	129,902
James Hardie Industries PLC (CDI)	9,350	141,632
		271,534
Containers & Packaging – 0.1%
Amcor Ltd/Australia	15,741	155,624
Diversified Telecommunication Services – 1.1%
Elisa OYJ	5,459	231,504
HKT Trust & HKT Ltd	511,000	702,405
Nippon Telegraph & Telephone Corp	3,600	162,634
Spark New Zealand Ltd	68,249	183,148
Swisscom AG	181	82,179
		1,361,870
Electric Utilities – 5.3%
Chubu Electric Power Co Inc	34,300	518,878
Chugoku Electric Power Co Inc#	44,000	565,493
CLP Holdings Ltd	236,500	2,768,971
EDP - Energias de Portugal SA	43,412	160,162
Fortum OYJ	6,735	168,805
HK Electric Investments & HK Electric Investments Ltd	195,500	197,301
Kansai Electric Power Co Inc	39,900	601,661
Kyushu Electric Power Co Inc	34,000	410,334
Orsted A/S	11,328	769,617
Power Assets Holdings Ltd	6,000	41,774
Red Electrica Corp SA	6,737	141,091
		6,344,087
Electrical Equipment – 0.1%
Nidec Corp	100	14,388
Vestas Wind Systems A/S	1,196	80,902
		95,290
Electronic Equipment, Instruments & Components – 0.4%
Hamamatsu Photonics KK	3,900	155,348
Keyence Corp	300	174,243
Murata Manufacturing Co Ltd	1,300	199,864
		529,455
Equity Real Estate Investment Trusts (REITs) – 5.4%
British Land Co PLC	10,481	84,248
CapitaLand Commercial Trust	326,900	425,757
Covivio	2,260	235,471
Goodman Group	22,818	170,842
GPT Group	37,558	141,416
Japan Prime Realty Investment Corp	60	213,908
Japan Real Estate Investment Corp	132	692,535
Japan Retail Fund Investment Corp	126	228,597
Link REIT	210,500	2,071,951
Nippon Building Fund Inc	137	792,333

Shares		Value
Common Stocks – (continued)
Equity Real Estate Investment Trusts (REITs) – (continued)
Nippon Prologis REIT Inc	14	$27,717
Nomura Real Estate Master Fund Inc	469	640,746
Scentre Group	54,829	157,311
Segro PLC	26,431	219,690
United Urban Investment Corp	228	357,856
		6,460,378
Food & Staples Retailing – 4.2%
Aeon Co Ltd	31,600	761,488
Colruyt SA	3,924	222,074
Dairy Farm International Holdings Ltd	18,500	166,500
FamilyMart UNY Holdings Co Ltd	9,900	1,030,959
J Sainsbury PLC	30,191	126,612
Koninklijke Ahold Delhaize NV	34,764	797,062
Lawson Inc	3,800	231,479
Seven & I Holdings Co Ltd	5,300	236,074
Sundrug Co Ltd	1,600	57,113
Tesco PLC	39,576	123,678
Tsuruha Holdings Inc	5,400	665,018
Wesfarmers Ltd	3,026	109,016
Wm Morrison Supermarkets PLC	102,271	345,728
Woolworths Group Ltd	7,184	145,788
		5,018,589
Food Products – 2.7%
Barry Callebaut AG	148	280,612
Chocoladefabriken Lindt & Spruengli AG (PC)	25	175,331
Chocoladefabriken Lindt & Spruengli AG (REG)	2	164,118
Kerry Group PLC	5,139	568,249
Kikkoman Corp	6,400	380,845
Marine Harvest ASA	39,747	921,151
Nestle SA	2,141	178,569
Nisshin Seifun Group Inc	8,200	179,736
Yamazaki Baking Co Ltd	22,300	446,393
		3,295,004
Gas Utilities – 2.0%
Hong Kong & China Gas Co Ltd	704,244	1,398,070
Naturgy Energy Group SA	6,804	185,700
Osaka Gas Co Ltd	9,400	183,366
Toho Gas Co Ltd	13,800	524,181
Tokyo Gas Co Ltd	6,500	159,782
		2,451,099
Health Care Equipment & Supplies – 2.1%
Cochlear Ltd	1,683	244,039
Coloplast A/S	1,989	203,425
Fisher & Paykel Healthcare Corp Ltd	52,561	524,144
Hoya Corp	3,200	190,141
Olympus Corp	4,000	156,162
Sonova Holding AG	1,067	212,421
Sysmex Corp	3,400	292,711
Terumo Corp	1,000	59,243
William Demant Holding A/S*	15,425	579,828
		2,462,114
Health Care Providers & Services – 0.3%
Medipal Holdings Corp	1,600	33,394
Ryman Healthcare Ltd	2,389	22,161
Sonic Healthcare Ltd	15,301	275,456
		331,011
Health Care Technology – 0.2%
M3 Inc	8,200	186,088
Hotels, Restaurants & Leisure – 5.0%
Aristocrat Leisure Ltd	46,605	957,900
Carnival PLC	17,315	1,074,995
Compass Group PLC	9,447	210,032
Crown Resorts Ltd	4,416	43,691
Domino's Pizza Enterprises Ltd	4,918	189,085
Flight Centre Travel Group Ltd	4,601	176,765
Galaxy Entertainment Group Ltd	242,000	1,534,933
InterContinental Hotels Group PLC	1,196	74,503
McDonald's Holdings Co Japan Ltd	5,500	241,593
Melco Resorts & Entertainment Ltd (ADR)	7,000	148,050
Oriental Land Co Ltd/Japan	6,000	627,465
Paddy Power Betfair PLC	1,764	150,515
Sands China Ltd	26,400	119,557

Shares		Value
Common Stocks – (continued)
Hotels, Restaurants & Leisure – (continued)
TUI AG	21,132	$405,654
		5,954,738
Household Durables – 1.3%
Berkeley Group Holdings PLC	8,298	397,846
Casio Computer Co Ltd#	10,100	165,103
Iida Group Holdings Co Ltd#	8,300	147,661
Persimmon PLC	10,582	326,145
Sony Corp	3,900	239,150
Techtronic Industries Co Ltd	36,500	233,140
		1,509,045
Household Products – 0.1%
Unicharm Corp	5,300	175,329
Independent Power and Renewable Electricity Producers – 0.2%
Meridian Energy Ltd	56,902	123,855
Uniper SE	5,335	164,187
		288,042
Industrial Conglomerates – 0.7%
Jardine Matheson Holdings Ltd	8,100	508,275
Jardine Strategic Holdings Ltd	3,900	141,570
Keihan Holdings Co Ltd	4,800	183,380
Toshiba Corp*	1,500	43,376
		876,601
Information Technology Services – 0.8%
Amadeus IT Group SA	1,669	155,042
Obic Co Ltd	1,900	179,798
Otsuka Corp	12,600	470,282
Wirecard AG	927	200,918
		1,006,040
Insurance – 4.0%
Admiral Group PLC	3,424	92,813
Aegon NV	15,347	99,558
Ageas	7,459	401,006
Dai-ichi Life Holdings Inc	5,800	120,774
Direct Line Insurance Group PLC	20,986	88,583
Hannover Rueck SE	1,688	238,483
Insurance Australia Group Ltd	99,016	523,811
Japan Post Holdings Co Ltd	14,800	176,141
Legal & General Group PLC	35,672	121,891
NN Group NV	6,829	304,665
Poste Italiane SpA (144A)	26,582	212,372
RSA Insurance Group PLC	24,481	183,446
SCOR SE	872	40,492
Sompo Holdings Inc	3,200	136,310
Sony Financial Holdings Inc	27,400	603,958
Suncorp Group Ltd	14,446	150,964
Swiss Life Holding AG*	2,042	774,336
T&D Holdings Inc	7,700	127,091
Tryg A/S	17,772	442,508
		4,839,202
Internet Software & Services – 0.3%
Delivery Hero AG (144A)*	3,971	190,944
REA Group Ltd	2,260	140,350
		331,294
Leisure Products – 1.1%
Bandai Namco Holdings Inc	13,200	513,011
Sega Sammy Holdings Inc	12,000	176,937
Shimano Inc	3,400	548,011
Yamaha Corp	2,600	137,782
		1,375,741
Life Sciences Tools & Services – 0.2%
QIAGEN NV*	4,921	186,237
Machinery – 1.1%
Alstom SA	5,246	234,407
Hoshizaki Corp	1,900	196,690
IHI Corp	3,700	140,216
MAN SE	5,860	637,090
Mitsubishi Heavy Industries Ltd	3,300	127,439
		1,335,842
Media – 3.3%
Axel Springer SE	7,595	510,948
CyberAgent Inc	2,100	111,840
Eutelsat Communications SA	6,791	160,512
Hakuhodo DY Holdings Inc	10,400	182,458

Shares		Value
Common Stocks – (continued)
Media – (continued)
Informa PLC	23,334	$231,777
Pearson PLC	62,827	728,699
RTL Group SA	453	32,316
SES SA	38,390	842,316
Singapore Press Holdings Ltd	105,000	220,495
Sky PLC	40,679	916,595
		3,937,956
Metals & Mining – 0.8%
Alumina Ltd	207,301	414,991
BlueScope Steel Ltd	28,004	343,650
Newcrest Mining Ltd	5,498	77,124
South32 Ltd	30,432	86,213
		921,978
Multiline Retail – 0.4%
Don Quijote Holdings Co Ltd	2,900	146,787
Isetan Mitsukoshi Holdings Ltd	5,200	63,856
J Front Retailing Co Ltd	3,900	60,525
Ryohin Keikaku Co Ltd	700	208,275
		479,443
Multi-Utilities – 0.6%
AGL Energy Ltd	38,280	539,467
Centrica PLC	71,857	145,055
Innogy SE (144A)	2,095	93,611
		778,133
Oil, Gas & Consumable Fuels – 3.6%
Aker BP ASA	5,238	222,376
BP PLC	19,747	151,653
Equinor ASA	12,556	354,188
Galp Energia SGPS SA	2,930	58,131
Idemitsu Kosan Co Ltd	4,600	243,363
JXTG Holdings Inc	86,050	650,147
Lundin Petroleum AB	4,746	181,743
Neste Oyj	18,069	1,493,514
Royal Dutch Shell PLC - Class A	12,669	435,294
Royal Dutch Shell PLC - Class B	6,185	216,742
Showa Shell Sekiyu KK	12,800	271,211
TOTAL SA	505	32,736
		4,311,098
Paper & Forest Products – 0.5%
Stora Enso OYJ	17,166	328,314
UPM-Kymmene OYJ	5,463	214,360
		542,674
Personal Products – 2.2%
Kao Corp	5,400	436,088
Kobayashi Pharmaceutical Co Ltd	2,000	147,183
Kose Corp	3,800	724,208
L'Oreal SA	681	164,202
Pola Orbis Holdings Inc	4,400	160,739
Shiseido Co Ltd	12,500	968,200
		2,600,620
Pharmaceuticals – 4.8%
Astellas Pharma Inc	54,300	947,382
Daiichi Sankyo Co Ltd	31,000	1,343,970
Eisai Co Ltd	5,300	516,003
H Lundbeck A/S	11,224	693,340
Hisamitsu Pharmaceutical Co Inc	5,000	383,363
Mitsubishi Tanabe Pharma Corp	5,000	83,627
Ono Pharmaceutical Co Ltd	12,900	365,084
Roche Holding AG	528	127,963
Sumitomo Dainippon Pharma Co Ltd	10,700	245,742
Taisho Pharmaceutical Holdings Co Ltd	5,300	648,037
Teva Pharmaceutical Industries Ltd (ADR)	6,700	144,318
Vifor Pharma AG	1,284	222,704
		5,721,533
Professional Services – 2.1%
Experian PLC	4,708	120,900
Intertek Group PLC	3,182	207,008
Recruit Holdings Co Ltd	53,100	1,772,493
RELX PLC	1,226	25,819
SEEK Ltd	5,884	88,279
SGS SA	11	28,974
Teleperformance	965	182,044

Shares		Value
Common Stocks – (continued)
Professional Services – (continued)
Wolters Kluwer NV	2,261	$140,899
		2,566,416
Real Estate Management & Development – 2.5%
Daito Trust Construction Co Ltd	2,600	334,498
Deutsche Wohnen SE	3,326	159,543
Hongkong Land Holdings Ltd	76,200	504,444
Hysan Development Co Ltd	45,000	227,360
LendLease Group	37,426	531,759
Swire Pacific Ltd	30,500	334,109
Swire Properties Ltd	102,200	387,106
Swiss Prime Site AG*	1,801	153,571
Tokyu Fudosan Holdings Corp	9,500	66,232
Vonovia SE	4,771	233,067
Wharf Real Estate Investment Co Ltd	18,000	116,123
		3,047,812
Road & Rail – 2.0%
Central Japan Railway Co	1,800	374,894
ComfortDelGro Corp Ltd	109,300	194,336
Kintetsu Group Holdings Co Ltd	4,300	172,984
MTR Corp Ltd	160,500	844,748
Nagoya Railroad Co Ltd	11,000	272,482
Nippon Express Co Ltd	4,700	308,644
Tokyu Corp	10,300	188,410
		2,356,498
Semiconductor & Semiconductor Equipment – 0%
STMicroelectronics NV	367	6,676
Software – 2.6%
Check Point Software Technologies Ltd*	17,400	2,047,458
Dassault Systemes SE	1,351	201,929
Nice Ltd*	4,688	531,012
Oracle Corp Japan	1,800	145,141
Temenos AG*	992	160,985
		3,086,525
Specialty Retail – 1.0%
Fast Retailing Co Ltd	200	101,972
Hikari Tsushin Inc	2,700	533,820
Nitori Holdings Co Ltd	2,000	286,884
Yamada Denki Co Ltd	46,200	233,847
		1,156,523
Textiles, Apparel & Luxury Goods – 4.2%
adidas AG	4,295	1,051,562
Asics Corp	27,000	402,623
Burberry Group PLC	15,123	397,123
Hermes International	1,592	1,054,557
Hugo Boss AG	1,873	144,204
Kering SA	2,078	1,113,783
Luxottica Group SpA	2,829	192,191
LVMH Moet Hennessy Louis Vuitton SE	24	8,487
Moncler SpA	3,838	165,300
Pandora A/S	1,414	88,316
Puma SE	857	422,829
		5,040,975
Tobacco – 0.4%
Swedish Match AB	10,072	515,850
Trading Companies & Distributors – 3.2%
AerCap Holdings NV*	3,800	218,576
Ashtead Group PLC	3,506	111,347
Brenntag AG	1,233	76,093
Bunzl PLC	17,789	559,398
Ferguson PLC	2,691	228,476
ITOCHU Corp	46,700	855,070
Marubeni Corp	42,200	386,338
Mitsubishi Corp	12,300	379,069
Mitsui & Co Ltd	7,300	129,838
Sumitomo Corp	51,100	852,191
		3,796,396
Transportation Infrastructure – 0.8%
Aeroports de Paris	4,400	990,434
Wireless Telecommunication Services – 0.7%
KDDI Corp	6,600	182,371
NTT DOCOMO Inc	26,200	704,586
		886,957
Total Common Stocks (cost $101,519,168)		117,499,687

Shares		Value
Preferred Stocks – 0.2%
Health Care Equipment & Supplies – 0.2%
Sartorius AG (cost $187,982)	1,175	$190,695
Investment Companies – 1.7%
Investments Purchased with Cash Collateral from Securities Lending – 0.3%
Janus Henderson Cash Collateral Fund LLC, 1.9772%ºº,£	374,885	374,885
Money Markets – 1.4%
Janus Henderson Cash Liquidity Fund LLC, 2.0479%ºº,£	1,709,357	1,709,357
Total Investment Companies (cost $2,084,242)		2,084,242
Total Investments (total cost $103,791,392) – 99.8%		119,774,624
Cash, Receivables and Other Assets, net of Liabilities – 0.2%		216,267
Net Assets – 100%		$119,990,891

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
Japan	$39,565,638	33.0%
Hong Kong	15,412,018	12.9
United Kingdom	10,800,289	9.0
France	9,040,460	7.5
Australia	7,373,634	6.2
Switzerland	5,952,253	5.0
Israel	5,569,065	4.6
Germany	5,546,788	4.6
Denmark	3,049,011	2.5
Finland	2,597,753	2.2
Singapore	2,457,390	2.1
Netherlands	2,345,542	2.0
United States	2,084,242	1.7
Italy	1,849,735	1.5
Norway	1,497,715	1.3
New Zealand	983,210	0.8
Austria	791,689	0.7
Ireland	718,764	0.6
Sweden	697,593	0.6
Belgium	623,080	0.5
Spain	600,462	0.5
Portugal	218,293	0.2

Total	$119,774,624	100.0%

Schedules of Affiliated Investments – (% of Net Assets)

	Dividend Income	Realized Gain/(Loss)	Change in Unrealized Appreciation/ Depreciation	Value at 9/30/18
Investment Companies - 1.7%
Investments Purchased with Cash Collateral from Securities Lending - 0.3%
Janus Henderson Cash Collateral Fund LLC, 1.9772%ºº	$708∆	$-	$-	$374,885
Money Markets - 1.4%
Janus Henderson Cash Liquidity Fund LLC, 2.0479%ºº	5,861	-	-	1,709,357
Total Affiliated Investments - 1.7%	$6,569	$-	$-	$2,084,242

	Share Balance at 6/30/18	Purchases	Sales	Share Balance at 9/30/18
Investment Companies - 1.7%
Investments Purchased with Cash Collateral from Securities Lending - 0.3%
Janus Henderson Cash Collateral Fund LLC, 1.9772%ºº	-	2,019,905	(1,645,020)	374,885
Money Markets - 1.4%
Janus Henderson Cash Liquidity Fund LLC, 2.0479%ºº	1,508,097	6,796,260	(6,595,000)	1,709,357

Notes to Schedule of Investments (unaudited)

ADR	American Depositary Receipt
CDI	Clearing House Electronic Subregister System Depositary Interest
LLC	Limited Liability Company
PC	Participation Certificate
PLC	Public Limited Company
REG	Registered

144A

Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Unless otherwise noted, these securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 144A securities as of the period ended September 30, 2018 is $496,927, which represents 0.4% of net assets.

*	Non-income producing security.

ºº	Rate shown is the 7-day yield as of September 30, 2018.

#	Loaned security; a portion of the security is on loan at September 30, 2018.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

∆	Net of income paid to the securities lending agent and rebates paid to the borrowing counterparties.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of September 30, 2018.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs

Assets
Investments in Securities:
Common Stocks	$117,499,687	$-	$-
Preferred Stocks	-	190,695	-
Investment Companies	-	2,084,242	-
Total Assets	$117,499,687	$2,274,937	$-

Organization and Significant Accounting Policies

Janus Henderson International Managed Volatility Fund (the “Fund”) is a series of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 48 funds, each of which offers multiple share classes, with differing investment objectives and policies. The Fund seeks long-term growth of capital. The Fund is classified as diversified, as defined in the 1940 Act.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of September 30, 2018 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments.

The Fund recognizes transfers between the levels as of the beginning of the fiscal year. The following describes the amounts of transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the period.

Financial assets of $97,038,026 were transferred out of Level 2 to Level 1 since certain foreign equity prices were applied a fair valuation adjustment factor at the end of the prior fiscal year and no factor was applied at the end of the current period.

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Additional Investment Risk

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) of 2010 provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt of countries such as Greece, Italy, Spain, Portugal, and Ireland. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more "bailouts" from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (known as “Brexit”). There is considerable uncertainty about how Brexit will be conducted, how negotiations of necessary treaties and trade agreements will proceed, or how financial markets will react. In addition, one or more other countries may also abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital Management LLC (“Janus Capital”) believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Real Estate Investing

To the extent that real estate-related securities may be included in the Fund’s named benchmark index, INTECH’s mathematical investment process may select equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Securities Lending

Under procedures adopted by the Trustees, the Fund may seek to earn additional income by lending securities to certain qualified broker-dealers and institutions. Deutsche Bank AG acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodian functions in accordance with the Agency Securities Lending and Repurchase Agreement. The Fund may lend portfolio securities in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, Janus Capital makes efforts to balance the benefits and risks from granting such loans. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund.

Upon receipt of cash collateral, Janus Capital may invest it in affiliated or non-affiliated cash management vehicles, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder. Janus Capital currently intends to invest the cash collateral in a cash management vehicle for which Janus Capital serves as investment adviser, Janus Henderson Cash Collateral Fund LLC. An investment in Janus Henderson Cash Collateral Fund LLC is generally subject to the same risks that shareholders experience when investing in similarly structured vehicles, such as the potential for significant fluctuations in assets as a result of the purchase and redemption activity of the securities lending program, a decline in the value of the collateral, and possible liquidity issues. Such risks may delay the return of the cash collateral and cause the Fund to violate its agreement to return the cash collateral to a borrower in a timely manner. As adviser to the Fund and Janus Henderson Cash Collateral Fund LLC, Janus Capital has an inherent conflict of interest as a result of its fiduciary duties to both the Fund and Janus Henderson Cash Collateral Fund LLC. Additionally, Janus Capital receives an investment advisory fee of 0.05% for managing Janus Henderson

Cash Collateral Fund LLC, but it may not receive a fee for managing certain other affiliated cash management vehicles in which the Fund may invest, and therefore may have an incentive to allocate preferred investment opportunities to investment vehicles for which it is receiving a fee.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

The cash collateral invested by Janus Capital is disclosed in the Schedule of Investments (if applicable).

Transactions with Affiliates

Pursuant to the provisions of the 1940 Act and related rules, the Fund may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Fund may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Fund is eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Henderson Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Henderson Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered product compliant with Rule 2a-7 under the 1940 Act. There are no restrictions on the Fund's ability to withdraw investments from Janus Henderson Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Fund to Janus Henderson Cash Liquidity Fund LLC. The units of Janus Henderson Cash Liquidity Fund LLC are not charged any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the period ended September 30, 2018 can be found in the “Schedules of Affiliated Investments” located in the Schedule of Investments.

Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to September 30, 2018 and through the date of issuance of the Fund's filing and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s filing.

Janus Henderson Large Cap Value Fund

Schedule of Investments (unaudited)

September 30, 2018

Shares or Principal Amounts		Value
Common Stocks – 96.7%
Aerospace & Defense – 1.5%
United Technologies Corp	12,561	$1,756,153
Auto Components – 1.9%
Aptiv PLC	13,666	1,146,577
Delphi Technologies PLC	32,699	1,025,441
		2,172,018
Banks – 12.9%
BB&T Corp	29,615	1,437,512
Citigroup Inc	37,078	2,659,976
Citizens Financial Group Inc	41,043	1,583,028
M&T Bank Corp	9,536	1,569,053
US Bancorp	79,404	4,193,325
Wells Fargo & Co	61,127	3,212,835
		14,655,729
Beverages – 1.6%
PepsiCo Inc	16,183	1,809,259
Biotechnology – 1.6%
Gilead Sciences Inc	24,103	1,860,993
Capital Markets – 3.5%
Bank of New York Mellon Corp	49,569	2,527,523
Invesco Ltd	64,050	1,465,464
		3,992,987
Chemicals – 1.8%
Nutrien Ltd	35,406	2,042,926
Commercial Services & Supplies – 1.1%
Republic Services Inc	16,591	1,205,502
Consumer Finance – 1.7%
Discover Financial Services	25,151	1,922,794
Containers & Packaging – 3.4%
Crown Holdings Inc*	79,398	3,811,104
Diversified Financial Services – 2.3%
Berkshire Hathaway Inc*	12,262	2,625,417
Electric Utilities – 4.6%
Evergy Inc	58,724	3,225,122
PPL Corp	66,706	1,951,818
		5,176,940
Electrical Equipment – 0.8%
AMETEK Inc	11,133	880,843
Energy Equipment & Services – 2.0%
Schlumberger Ltd	36,546	2,226,382
Equity Real Estate Investment Trusts (REITs) – 2.7%
Equity Residential	46,979	3,112,829
Food & Staples Retailing – 1.0%
Walgreens Boots Alliance Inc	15,153	1,104,654
Food Products – 1.8%
Conagra Brands Inc	59,627	2,025,529
Health Care Providers & Services – 2.5%
Laboratory Corp of America Holdings*	16,626	2,887,604
Health Care Technology – 0.9%
Cerner Corp*	15,410	992,558
Household Products – 3.8%
Colgate-Palmolive Co	16,839	1,127,371
Procter & Gamble Co	37,866	3,151,587
		4,278,958
Industrial Conglomerates – 3.3%
Carlisle Cos Inc	9,944	1,211,179
Honeywell International Inc	15,075	2,508,480
		3,719,659
Information Technology Services – 1.0%
Total System Services Inc	11,454	1,130,968
Insurance – 6.3%
Chubb Ltd	24,221	3,236,894
Hartford Financial Services Group Inc	46,560	2,326,138
RenaissanceRe Holdings Ltd	11,830	1,580,251
		7,143,283
Media – 2.2%
Twenty-First Century Fox Inc - Class B	54,341	2,489,905
Oil, Gas & Consumable Fuels – 7.8%
Chevron Corp	11,326	1,384,943

Shares or Principal Amounts		Value
Common Stocks – (continued)
Oil, Gas & Consumable Fuels – (continued)
Cimarex Energy Co	21,135	$1,964,287
Noble Energy Inc	82,666	2,578,353
Occidental Petroleum Corp	35,345	2,904,299
		8,831,882
Personal Products – 2.2%
Unilever PLC (ADR)	44,914	2,468,923
Pharmaceuticals – 12.0%
Johnson & Johnson	29,960	4,139,573
Merck & Co Inc	53,372	3,786,210
Novartis AG (ADR)	20,004	1,723,545
Pfizer Inc	89,601	3,948,716
		13,598,044
Road & Rail – 2.3%
Knight-Swift Transportation Holdings Inc	31,268	1,078,121
Union Pacific Corp	9,601	1,563,331
		2,641,452
Software – 4.7%
Check Point Software Technologies Ltd*	9,773	1,149,989
Oracle Corp	81,381	4,196,004
		5,345,993
Wireless Telecommunication Services – 1.5%
Vodafone Group PLC (ADR)	80,506	1,746,980
Total Common Stocks (cost $90,642,966)		109,658,268
Repurchase Agreements – 2.4%
Undivided interest of 3.0% in a joint repurchase agreement (principal amount $90,700,000 with a maturity value of $90,716,628) with ING Financial Markets LLC, 2.2000%, dated 9/28/18, maturing 10/1/18 to be repurchased at $2,700,495 collateralized by $92,927,700 in U.S. Treasuries 0.7500% - 3.0000%, 7/15/19 - 2/15/48 with a value of $92,530,996 (cost $2,700,000)	$2,700,000	2,700,000
Total Investments (total cost $93,342,966) – 99.1%		112,358,268
Cash, Receivables and Other Assets, net of Liabilities – 0.9%		972,291
Net Assets – 100%		$113,330,559

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$103,225,905	91.9%
United Kingdom	4,215,903	3.8
Canada	2,042,926	1.8
Switzerland	1,723,545	1.5
Israel	1,149,989	1.0

Total	$112,358,268	100.0%

Notes to Schedule of Investments (unaudited)

ADR	American Depositary Receipt
LLC	Limited Liability Company
PLC	Public Limited Company

*	Non-income producing security.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of September 30, 2018.

Valuation Inputs Summary

	Level 2 -	Level 3 -
Level 1 -	Other Significant	Significant

	Quoted Prices	Observable Inputs	Unobservable Inputs

Assets
Investments in Securities:
Common Stocks	$109,658,268	$-	$-
Repurchase Agreements	-	2,700,000	-
Total Assets	$109,658,268	$2,700,000	$-

Organization and Significant Accounting Policies

Janus Henderson Large Cap Value Fund (the “Fund”) is a series of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 48 funds, each of which offers multiple share classes, with differing investment objectives and policies. The Fund seeks capital appreciation. The Fund is classified as diversified, as defined in the 1940 Act.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of September 30, 2018 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments.

There were no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the period. The Fund recognizes transfers between the levels as of the beginning of the fiscal year.

Additional Investment Risk

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) of 2010 provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt of countries such as Greece, Italy, Spain, Portugal, and Ireland. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more "bailouts" from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (known as “Brexit”). There is considerable uncertainty about how Brexit will be conducted, how negotiations of necessary treaties and trade agreements will proceed, or how financial markets will react. In addition, one or more other countries may also abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital Management LLC (“Janus Capital”) believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Real Estate Investing

The Fund may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Repurchase Agreements

The Fund and other funds advised by Janus Capital or its affiliates may transfer daily uninvested cash balances into one or more joint trading accounts. Assets in the joint trading accounts are invested in money market instruments and the proceeds are allocated to the participating funds on a pro rata basis.

Repurchase agreements held by the Fund are fully collateralized, and such collateral is in the possession of the Fund’s custodian or, for tri-party agreements, the custodian designated by the agreement. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements, including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to September 30, 2018 and through the date of issuance of the Fund's filing and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s filing.

Janus Henderson Mid Cap Value Fund

Schedule of Investments (unaudited)

September 30, 2018

Shares or Principal Amounts		Value
Common Stocks – 96.5%
Aerospace & Defense – 1.8%
BWX Technologies Inc	1,043,357	$65,251,547
Auto Components – 2.1%
Aptiv PLC	521,553	43,758,297
Delphi Technologies PLC	1,099,580	34,482,829
		78,241,126
Banks – 10.0%
Citizens Financial Group Inc	1,391,581	53,673,279
First Horizon National Corp	5,502,789	94,978,138
Investors Bancorp Inc	4,101,902	50,330,338
M&T Bank Corp	318,696	52,438,240
Prosperity Bancshares Inc	922,976	64,008,386
Sterling Bancorp/DE	2,654,689	58,403,158
		373,831,539
Building Products – 0.5%
Allegion PLC	223,500	20,242,395
Capital Markets – 1.8%
Affiliated Managers Group Inc	200,375	27,395,270
Invesco Ltd	1,798,972	41,160,479
		68,555,749
Chemicals – 8.6%
Axalta Coating Systems Ltd*	2,523,048	73,572,080
NewMarket Corp	199,657	80,962,910
Nutrien Ltd	987,392	56,972,518
Valvoline Inc	2,246,800	48,328,668
WR Grace & Co	837,039	59,814,807
		319,650,983
Commercial Services & Supplies – 1.9%
Waste Connections Inc	881,625	70,327,226
Consumer Finance – 0.7%
Discover Financial Services	357,046	27,296,167
Containers & Packaging – 5.1%
Crown Holdings Inc*	2,151,379	103,266,192
Graphic Packaging Holding Co	6,274,647	87,907,805
		191,173,997
Distributors – 1.4%
LKQ Corp*	1,687,889	53,455,445
Electric Utilities – 5.2%
Alliant Energy Corp	1,859,990	79,179,774
Evergy Inc	2,070,509	113,712,354
		192,892,128
Electrical Equipment – 1.8%
AMETEK Inc	362,934	28,715,338
Generac Holdings Inc*	677,807	38,235,093
		66,950,431
Electronic Equipment, Instruments & Components – 1.6%
Avnet Inc	1,310,730	58,681,382
Energy Equipment & Services – 0.7%
Apergy Corp*	609,880	26,566,373
Equity Real Estate Investment Trusts (REITs) – 12.1%
Equity Commonwealth*	3,529,359	113,257,130
Equity LifeStyle Properties Inc	1,446,460	139,511,067
Lamar Advertising Co	1,406,676	109,439,393
Mid-America Apartment Communities Inc	442,009	44,280,462
Weyerhaeuser Co	1,328,896	42,883,474
		449,371,526
Food & Staples Retailing – 2.8%
Casey's General Stores Inc	805,937	104,054,526
Food Products – 2.6%
Conagra Brands Inc	1,374,614	46,695,638
Lamb Weston Holdings Inc	778,157	51,825,256
		98,520,894
Health Care Providers & Services – 2.5%
Laboratory Corp of America Holdings*	531,151	92,250,306
Health Care Technology – 0.7%
Cerner Corp*	421,646	27,158,219
Hotels, Restaurants & Leisure – 1.4%
Cedar Fair LP	1,000,466	52,104,269

Shares or Principal Amounts		Value
Common Stocks – (continued)
Industrial Conglomerates – 1.5%
Carlisle Cos Inc	465,580	$56,707,644
Information Technology Services – 1.2%
Total System Services Inc	432,837	42,738,325
Insurance – 9.3%
Axis Capital Holdings Ltd	1,017,071	58,695,167
Hartford Financial Services Group Inc	1,683,418	84,103,563
RenaissanceRe Holdings Ltd	710,899	94,961,888
Torchmark Corp	1,233,248	106,910,269
		344,670,887
Life Sciences Tools & Services – 0.9%
Agilent Technologies Inc	493,139	34,786,025
Machinery – 4.8%
Donaldson Co Inc	942,144	54,889,310
Lincoln Electric Holdings Inc	531,394	49,653,455
Trinity Industries Inc	1,970,635	72,204,066
		176,746,831
Metals & Mining – 1.2%
Compass Minerals International Inc	636,065	42,743,568
Oil, Gas & Consumable Fuels – 5.6%
Cimarex Energy Co	970,481	90,196,504
Gulfport Energy Corp*	3,387,092	35,259,628
Noble Energy Inc	2,708,297	84,471,783
		209,927,915
Professional Services – 1.6%
Dun & Bradstreet Corp	415,736	59,246,537
Road & Rail – 1.2%
Knight-Swift Transportation Holdings Inc	1,310,857	45,198,349
Software – 2.2%
Check Point Software Technologies Ltd*	402,085	47,313,342
Synopsys Inc*	335,554	33,088,980
		80,402,322
Specialty Retail – 0.7%
O'Reilly Automotive Inc*	78,656	27,318,802
Trading Companies & Distributors – 1.0%
GATX Corp	428,381	37,093,511
Total Common Stocks (cost $2,955,389,580)		3,594,156,944
Repurchase Agreements – 3.2%
Undivided interest of 50.0% in a joint repurchase agreement (principal amount $100,000,000 with a maturity value of $100,018,333) with ING Financial Markets LLC, 2.2000%, dated 9/28/18, maturing 10/1/18 to be repurchased at $50,009,167 collateralized by $102,344,417 in U.S. Treasuries 0.8750% - 6.6250%, 5/15/19 - 8/15/46 with a value of $102,018,757	$50,000,000	50,000,000
Undivided interest of 30.2% in a joint repurchase agreement (principal amount $90,700,000 with a maturity value of $90,716,628) with ING Financial Markets LLC, 2.2000%, dated 9/28/18, maturing 10/1/18 to be repurchased at $27,405,023 collateralized by $92,927,700 in U.S. Treasuries 0.7500% - 3.0000%, 7/15/19 - 2/15/48 with a value of $92,530,996	27,400,000	27,400,000
Undivided interest of 26.7% in a joint repurchase agreement (principal amount $150,000,000 with a maturity value of $150,027,375) with Royal Bank of Canada, NY Branch, 2.1900%, dated 9/28/18, maturing 10/1/18 to be repurchased at $40,007,300 collateralized by $160,261,756 in U.S. Treasuries 1.5000% - 3.8750%, 8/15/26 - 8/15/44 with a value of $153,028,010	40,000,000	40,000,000
Total Repurchase Agreements (cost $117,400,000)		117,400,000
Total Investments (total cost $3,072,789,580) – 99.7%		3,711,556,944
Cash, Receivables and Other Assets, net of Liabilities – 0.3%		11,449,276
Net Assets – 100%		$3,723,006,220

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$3,607,271,084	97.2%
Canada	56,972,518	1.5
Israel	47,313,342	1.3

Total	$3,711,556,944	100.0%

Notes to Schedule of Investments (unaudited)

LLC	Limited Liability Company
LP	Limited Partnership
PLC	Public Limited Company

*	Non-income producing security.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of September 30, 2018.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs

Assets
Investments in Securities:
Common Stocks	$3,594,156,944	$-	$-
Repurchase Agreements	-	117,400,000	-
Total Assets	$3,594,156,944	$117,400,000	$-

Organization and Significant Accounting Policies

Janus Henderson Mid Cap Value Fund (the “Fund”) is a series of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 48 funds, each of which offers multiple share classes, with differing investment objectives and policies. The Fund seeks capital appreciation. The Fund is classified as diversified, as defined in the 1940 Act.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of September 30, 2018 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments.

There were no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the period. The Fund recognizes transfers between the levels as of the beginning of the fiscal year.

Additional Investment Risk

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) of 2010 provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt of countries such as Greece, Italy, Spain, Portugal, and Ireland. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more "bailouts" from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (known as “Brexit”). There is considerable uncertainty about how Brexit will be conducted, how negotiations of necessary treaties and trade agreements will proceed, or how financial markets will react. In addition, one or more other countries may also abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital Management LLC (“Janus Capital”) believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Real Estate Investing

The Fund may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Repurchase Agreements

The Fund and other funds advised by Janus Capital or its affiliates may transfer daily uninvested cash balances into one or more joint trading accounts. Assets in the joint trading accounts are invested in money market instruments and the proceeds are allocated to the participating funds on a pro rata basis.

Repurchase agreements held by the Fund are fully collateralized, and such collateral is in the possession of the Fund’s custodian or, for tri-party agreements, the custodian designated by the agreement. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements, including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to September 30, 2018 and through the date of issuance of the Fund's filing and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s filing.

Janus Henderson Money Market Fund

Schedule of Investments (unaudited)

September 30, 2018

Principal Amounts		Value
Certificates of Deposit – 17.8%
Bank of Montreal/Chicago IL, 2.2000%, 10/12/18	$40,000,000	$40,000,000
MUFG Bank Ltd/NY, 2.0700%, 10/24/18	40,000,000	40,000,000
Sumitomo Mitsui Banking Corp/New York, 2.1500%, 11/5/18	40,000,000	40,000,000
Toronto-Dominion Bank/The, 2.3700%, 1/22/19	10,000,000	10,000,000
US Bank NA Cincinnati, 2.4600%, 3/5/19	25,000,000	25,000,000
Total Certificates of Deposit (cost $155,000,000)		155,000,000
Commercial Paper – 40.3%
Atlantic Asset Securitization LLC, 2.0500%, 10/10/18 (Section 4(2))	9,000,000	8,995,498
Atlantic Asset Securitization LLC, 2.0606%, 10/11/18 (Section 4(2))	14,000,000	13,992,179
Atlantic Asset Securitization LLC, 2.1539%, 10/18/18 (Section 4(2))	19,000,000	18,981,151
Australia & New Zealand Banking Group Ltd, 2.3945%, 1/7/19 (Section 4(2))	25,000,000	24,841,674
Gotham Funding Corp, 2.0822%, 10/19/18 (Section 4(2))	25,000,000	24,974,606
JP Morgan Securities LLC, 2.3141%, 11/15/18	15,000,000	14,957,753
JP Morgan Securities LLC, 2.4993%, 2/11/19	25,000,000	24,776,131
Manhattan Asset Funding Co LLC, 2.0820%, 10/4/18 (Section 4(2))	10,000,000	9,998,307
Manhattan Asset Funding Co LLC, 2.1025%, 10/11/18 (Section 4(2))	4,000,000	3,997,720
Manhattan Asset Funding Co LLC, 2.2785%, 10/24/18 (Section 4(2))	28,000,000	27,960,278
Nieuw Amsterdam Receivables Corp, 2.2293%, 10/2/18 (Section 4(2))	20,000,000	19,998,792
Nieuw Amsterdam Receivables Corp, 2.1559%, 10/10/18 (Section 4(2))	12,000,000	11,993,690
Nieuw Amsterdam Receivables Corp, 2.2385%, 11/2/18 (Section 4(2))	10,000,000	9,980,610
Skandinaviska Enskilda Banken AB, 2.0519%, 10/18/18 (Section 4(2))	25,000,000	24,976,361
Svenska Handelsbanken NY, 2.2828%, 11/26/18 (Section 4(2))	30,000,000	29,896,291
Swedbank AB, 2.1847%, 10/16/18	7,000,000	6,993,786
Swedbank AB, 2.3267%, 12/13/18	25,000,000	24,885,261
Toronto-Dominion Bank/The, 2.2599%, 11/19/18 (Section 4(2))	20,000,000	19,940,089
Toronto-Dominion Bank/The, 2.3694%, 12/11/18 (Section 4(2))	10,600,000	10,551,825
Victory Receivables Corp, 2.0924%, 10/5/18 (Section 4(2))	7,000,000	6,998,412
Victory Receivables Corp, 2.2274%, 11/1/18 (Section 4(2))	10,000,000	9,981,307
Total Commercial Paper (cost $349,671,721)		349,671,721
U.S. Government Agency Notes – 1.7%
Federal Home Loan Bank Discount Notes:
2.1333%, 12/11/18 (cost $14,937,683)	15,000,000	14,937,683
Variable Rate Demand Agency Notes‡ – 21.2%
Breckenridge Terrace LLC, 2.2300%, 5/2/39	14,980,000	14,980,000
Breckenridge Terrace LLC, 2.2300%, 5/2/39	4,000,000	4,000,000
County of Eagle CO, 2.2300%, 6/1/27	9,100,000	9,100,000
County of Eagle CO, 2.2300%, 5/2/39	8,000,000	8,000,000
Griffin-Spalding County Development Authority, 2.2500%, 8/1/28	3,750,000	3,750,000
Harry M Rubin 2014 Insurance Trust, 2.2500%, 10/1/34	6,460,000	6,460,000
Hawkes 0-Side I LLC, 2.2500%, 4/1/55	8,800,000	8,800,000
Industrial Development Board of the City of Auburn, 2.2500%, 7/1/26	3,475,000	3,475,000
Lush Properties LLC, 2.2500%, 11/1/33	5,395,000	5,395,000
Lynette J Keane Insurance Trust 2010, 2.2500%, 10/3/33	8,870,000	8,870,000
Lynette Kerrane-Darragh Children's Trust, 2.2500%, 9/1/30	4,935,000	4,935,000
Mesivta Yeshiva Rabbi Chaim Berlin, 2.2300%, 11/1/35	3,910,000	3,910,000
Michael Dennis Sullivan Irrevocable Trust, 2.2500%, 2/1/35	11,375,000	11,375,000
Mississippi Business Finance Corp, 2.1200%, 7/1/20	2,500,000	2,500,000
Mississippi Business Finance Corp, 2.1200%, 12/1/35	5,545,000	5,545,000
Phenix City Downtown Redevelopment Authority, 2.2500%, 2/1/33	4,180,000	4,180,000
Phoenix Realty Special Account-U LP, 2.2500%, 4/1/20	1,675,000	1,675,000
RDR Investment Co LLC, 2.2300%, 11/1/19	330,000	330,000
SSAB AB, 2.2500%, 4/1/34	30,000,000	30,000,000
SSAB AB, 2.2500%, 5/1/34	20,000,000	20,000,000
Steel Dust Recycling LLC, 2.2800%, 5/1/46	13,875,000	13,875,000
Tenderfoot Seasonal Housing LLC, 2.2300%, 7/2/35	5,700,000	5,700,000
University of Illinois, 2.0000%, 4/1/44	6,815,000	6,815,000
Total Variable Rate Demand Agency Notes (cost $183,670,000)		183,670,000
Repurchase Agreements(a) – 19.1%
Goldman Sachs & Co., 2.2100%, dated 9/28/18, maturing 10/1/18 to be repurchased at $100,018,417 collateralized by $100,796,724 in U.S. Government Agencies 3.4380% - 4.5000%, 12/16/39 - 7/20/48 with a value of $102,000,000	100,000,000	100,000,000

Principal Amounts		Value
Repurchase Agreements(a) – (continued)
Undivided interest of 21.9% in a joint repurchase agreement (principal amount $300,000,000 with a maturity value of $300,055,750) with HSBC Securities (USA), Inc., 2.2300%, dated 9/28/18, maturing 10/1/18 to be repurchased at $65,612,191 collateralized by $302,494,411 in U.S. Government Agencies 3.0000% - 5.5000%, 8/1/33 - 10/1/48 with a value of $306,000,000	$65,600,000	$65,600,000
Total Repurchase Agreements (cost $165,600,000)		165,600,000
Total Investments (total cost $868,879,404) – 100.1%		868,879,404
Liabilities, net of Cash, Receivables and Other Assets – (0.1)%		(471,304)
Net Assets – 100%		$868,408,100

Notes to Schedule of Investments (unaudited)

LLC	Limited Liability Company
LP	Limited Partnership

Money market funds may hold securities with stated maturities of greater than 397 days when those securities have features that allow a fund to “put” back the security to the issuer or to a third party within 397 days of acquisition. The maturity dates shown in the security descriptions are the stated maturity dates.

4(2)

Securities sold under Section 4(2) of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Unless otherwise noted, these securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 4(2) securities as of the period ended September 30, 2018 is $278,058,790, which represents 32.0% of net assets.

‡	The interest rate on variable rate demand agency notes is based on an index or market interest rates and is subject to change. Rate in the security description is as of September 30, 2018.

(a)	The Fund may have elements of risk due to concentrated investments. Such concentrations may subject the Fund to additional risks.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of September 30, 2018.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs

Assets
Investments in Securities:
Certificates of Deposit	$-	$155,000,000	$-
Commercial Paper	-	349,671,721	-
U.S. Government Agency Notes	-	14,937,683	-
Variable Rate Demand Agency Notes	-	183,670,000	-
Repurchase Agreements	-	165,600,000	-
Total Assets	$-	$868,879,404	$-

Organization and Significant Accounting Policies

Janus Henderson Money Market Fund (the “Fund”) is a series fund. The Fund is part of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 48 Funds which include multiple series of shares, with differing investment objectives and policies. The Fund seeks capital preservation and liquidity with current income as a secondary objective.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Liquidity

The Fund has adopted liquidity requirements (measured at the time of purchase) as noted:

The Fund will limit its investments in illiquid securities to 5% or less of its total assets.

Daily liquidity. The Fund will invest at least 10% of its total assets in “daily liquid assets,” which generally include cash (including demand deposits), direct obligations of the U.S. Government, securities (including repurchase agreements) that will mature or are subject to a demand feature that is exercisable and payable within one business day, and/or amounts receivable and due unconditionally within one business day on pending sales of portfolio securities.

Weekly liquidity. The Fund will invest at least 30% of its assets in “weekly liquid assets,” which generally include cash (including demand deposits), direct obligations of the U.S. Government, agency discount notes with remaining maturities of 60 days or less, and securities (including repurchase agreements) that will mature or are subject to a demand feature that is exercisable and payable within five business days.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Investments held by the Fund are valued utilizing the amortized cost method of valuation permitted in accordance with Rule 2a-7 under the 1940 Act and certain conditions therein. Under the amortized cost method, which does not take into account unrealized capital gains or losses, an instrument is initially valued at its cost and thereafter assumes a constant accretion/amortization to maturity of any discount or premium.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE.

Periodic review and monitoring of the valuation of short-term securities is performed in an effort to ensure that amortized cost approximates market value. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of September 30, 2018 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments.

There were no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the period. The Fund recognizes transfers between the levels as of the beginning of the fiscal year.

Additional Investment Risk

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-

income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) of 2010 provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt of countries such as Greece, Italy, Spain, Portugal, and Ireland. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more "bailouts" from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (known as “Brexit”). There is considerable uncertainty about how Brexit will be conducted, how negotiations of necessary treaties and trade agreements will proceed, or how financial markets will react. In addition, one or more other countries may also abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value.

The Fund may be exposed to counterparty risk through its investments in certain securities, including, but not limited to, repurchase agreements and debt securities. The Fund intends to enter into financial transactions with counterparties that Janus Capital Management LLC (“Janus Capital”) believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Repurchase Agreements

The Fund and other funds advised by Janus Capital or its affiliates may transfer daily uninvested cash balances into one or more joint trading accounts. Assets in the joint trading accounts are invested in money market instruments and the proceeds are allocated to the participating funds on a pro rata basis.

Repurchase agreements held by the Fund are fully collateralized, and such collateral is in the possession of the Fund’s custodian or, for tri-party agreements, the custodian designated by the agreement. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements, including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to September 30, 2018 and through the date of the Fund’s filing and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s filing.

Janus Henderson Multi-Sector Income Fund

Schedule of Investments (unaudited)

September 30, 2018

Shares or Principal Amounts		Value
Asset-Backed/Commercial Mortgage-Backed Securities – 30.0%
A10 Term Asset Financing 2017-1 LLC, 4.7000%, 3/15/36 (144A)	$600,000	$582,354
ACC Trust 2018-1, 6.8100%, 2/21/23 (144A)	1,000,000	997,708
ALM VII Ltd, ICE LIBOR USD 3 Month + 7.1000%, 9.4392%, 10/15/28 (144A)‡	1,750,000	1,767,367
ALM VII R Ltd, ICE LIBOR USD 3 Month + 7.1400%, 9.4792%, 10/15/28 (144A)‡	2,900,000	2,967,274
American Credit Acceptance Receivables Trust 2018-3,
5.1700%, 10/15/24 (144A)	1,400,000	1,399,657
Apollo Aviation Securitization Equity Trust 2016-2, 5.9260%, 11/15/41	1,732,250	1,753,023
Applebee's Funding LLC / IHOP Funding LLC, 4.2770%, 9/5/44 (144A)	10,318,770	10,166,824
Ares XXXIII CLO Ltd,
ICE LIBOR USD 3 Month + 6.2300%, 8.5456%, 12/5/25 (144A)‡	1,100,000	1,105,712
BAMLL Commercial Mortgage Securities Trust 2014-FL1,
ICE LIBOR USD 1 Month + 5.5000%, 4.3765%, 12/15/31 (144A)‡	716,520	699,525
BBCCRE Trust 2015-GTP,
ICE LIBOR USD 3 Month + 1.2400%, 4.7147%, 8/10/33 (144A)‡	200,000	168,131
Benefit Street Partners CLO XI,
ICE LIBOR USD 3 Month + 3.7500%, 6.0892%, 4/15/29 (144A)‡	1,925,000	1,932,226
BlueMountain CLO 2015-3 Ltd,
ICE LIBOR USD 3 Month + 1.0000%, 3.3475%, 4/20/31 (144A)‡	3,000,000	2,987,205
Business Jet Securities LLC 2017-1, 7.7480%, 2/15/33 (144A)	801,500	820,244
BX Trust 2018-GW MZ,
ICE LIBOR USD 1 Month + 5.4879%, 7.6463%, 5/15/37 (144A)‡	2,775,000	2,692,618
Castlelake Aircraft Securitization Trust 2016-1, 6.1500%, 8/15/41	2,591,949	2,575,750
Castlelake Aircraft Securitization Trust 2018-1, 0%, 6/15/43 (144A)‡	1,000,000	1,000,000
Castlelake Aircraft Securitization Trust 2018-1, 6.6250%, 6/15/43 (144A)	964,300	964,300
CCRESG Commercial Mortgage Trust 2016-HEAT,
ICE LIBOR USD 3 Month + 1.2400%, 5.6712%, 4/10/29 (144A)‡	250,000	253,790
CGMS Commercial Mortgage Trust 2017-MDDR,
ICE LIBOR USD 1 Month + 3.2500%, 5.4084%, 7/15/30 (144A)‡	1,200,000	1,197,534
CIFC Funding 2013-I Ltd,
ICE LIBOR USD 3 Month + 6.6500%, 8.9892%, 7/16/30 (144A)‡	2,625,000	2,643,091
Citigroup Commercial Mortgage Trust 2018-C5,
ICE LIBOR USD 3 Month + 1.2400%, 0.7613%, 6/10/51‡,¤	41,335,424	2,156,539
CSMC 2017-HD Trust,
ICE LIBOR USD 1 Month + 3.6500%, 5.8084%, 2/15/31 (144A)‡	500,000	501,238
Deephaven Residential Mortgage Trust 2018-1,
ICE LIBOR USD 3 Month + 1.2400%, 5.7930%, 12/25/57 (144A)‡	1,000,000	999,831
Deephaven Residential Mortgage Trust 2018-3,
ICE LIBOR USD 3 Month + 1.2400%, 5.9130%, 8/25/58 (144A)‡	900,000	899,994
Dryden 33 Senior Loan Fund,
ICE LIBOR USD 3 Month + 7.5400%, 9.8792%, 10/15/28 (144A)‡	2,000,000	2,020,956
ECAF I Ltd, 5.8020%, 6/15/40 (144A)	3,174,414	3,144,626
Exeter Automobile Receivables Trust 2018-1, 4.6400%, 10/15/24 (144A)	2,040,000	2,018,738
Exeter Automobile Receivables Trust 2018-2, 5.3300%, 5/15/25 (144A)	2,600,000	2,604,871
Exeter Automobile Receivables Trust 2018-3, 6.5500%, 8/25/25 (144A)	1,750,000	1,743,106
Fannie Mae REMICS, ICE LIBOR USD 1 Month + 6.0500%, 3.9853%, 8/25/48‡,¤	16,862,290	2,649,447
First Investors Auto Owner Trust 2018-1, 7.1600%, 8/15/25 (144A)	2,120,000	2,151,066
Flagship Credit Auto Trust 2018-3, 5.2800%, 12/15/25 (144A)	2,000,000	1,990,387
Government National Mortgage Association,
ICE LIBOR USD 1 Month + 5.5500%, 3.3848%, 1/20/44‡,¤	1,099,992	141,334
Government National Mortgage Association,
ICE LIBOR USD 1 Month + 6.1500%, 3.9916%, 10/16/55‡,¤	1,665,552	281,878
Government National Mortgage Association,
ICE LIBOR USD 3 Month + 1.2400%, 0.4784%, 1/16/60‡,¤	28,767,903	1,405,024
Hertz Fleet Lease Funding LP, 5.5500%, 5/10/32 (144A)	1,000,000	998,459
JP Morgan Chase Commercial Mortgage Securities Trust 2010-C2 D,
ICE LIBOR USD 3 Month + 1.2400%, 5.8281%, 11/15/43 (144A)‡	3,109,000	3,135,772
JP Morgan Chase Commercial Mortgage Securities Trust 2010-C2 E,
ICE LIBOR USD 3 Month + 1.2400%, 5.8281%, 11/15/43 (144A)‡	300,000	297,318
JP Morgan Chase Commercial Mortgage Securities Trust 2014-DSTY,
ICE LIBOR USD 3 Month + 1.2400%, 3.9314%, 6/10/27 (144A)‡	1,034,000	808,781
Labrador Aviation Finance Ltd 2016-1A, 4.3000%, 1/15/42 (144A)	1,791,667	1,792,997
LCM XV LP, ICE LIBOR USD 3 Month + 3.7000%, 6.0587%, 7/20/30 (144A)‡	3,000,000	3,023,253
LCM XVIII LP, ICE LIBOR USD 3 Month + 1.0200%, 3.3675%, 4/20/31 (144A)‡	4,165,000	4,158,415
LCM XXIII Ltd, ICE LIBOR USD 3 Month + 7.0500%, 9.3975%, 10/20/29 (144A)‡	1,000,000	1,007,982
loanDepot Station Place Agency Securitization Trust 2017-1,
ICE LIBOR USD 1 Month + 1.6000%, 3.8158%, 11/25/50 (144A)‡,§	2,102,000	2,099,365
Madison Park Funding XVIII Ltd,
ICE LIBOR USD 3 Month + 6.3500%, 8.6971%, 10/21/30 (144A)‡	3,800,000	3,869,586
Magnetite VIII Ltd,
ICE LIBOR USD 3 Month + 0.9800%, 3.3192%, 4/15/31 (144A)‡	3,000,000	2,992,839

Shares or Principal Amounts			Value
Asset-Backed/Commercial Mortgage-Backed Securities – (continued)
Magnetite XIX Ltd,
ICE LIBOR USD 3 Month + 6.2500%, 8.5860%, 7/17/30 (144A)‡	$1,062,500		$1,077,807
MarketPlace Loan Trust 2015-LD1, 6.0000%, 12/15/21 (144A)	2,152,363		2,161,566
Octagon Investment Partners 29 Ltd,
ICE LIBOR USD 3 Month + 6.5500%, 8.8916%, 1/24/28 (144A)‡	1,650,000		1,655,940
Octagon Investment Partners 30 Ltd,
ICE LIBOR USD 3 Month + 6.2000%, 8.5475%, 3/17/30 (144A)‡	2,000,000		2,013,166
OneMain Direct Auto Receivables Trust 2018-1, 4.4000%, 1/14/28 (144A)	2,239,000		2,236,581
Palisades Center Trust 2016-PLSD, 4.7370%, 4/13/33 (144A)	573,000		561,718
Prima Capital CRE Securitization 2015-IV Ltd, 4.0000%, 8/24/49 (144A)	5,000,000		4,885,538
PRPM 2018-1 LLC, ICE LIBOR USD 3 Month + 1.2400%, 5.0000%, 4/25/23 (144A)‡	1,000,000		981,757
PRPM LLC, ICE LIBOR USD 3 Month + 1.2400%, 5.0000%, 8/25/23 (144A)‡	1,000,000		977,479
Regatta IX Funding Ltd,
ICE LIBOR USD 3 Month + 3.9000%, 6.2360%, 4/17/30 (144A)‡	2,500,000		2,511,652
Santander Prime Auto Issuance Notes Trust 2018-A, 6.8000%, 9/15/25 (144A)	2,367,935		2,380,208
SAPPHIRE AVIATION FINANCE I LTD, 7.3850%, 3/15/40 (144A)	928,571		931,438
Seasoned Loans Structured Transaction Series 2018-1, 3.5000%, 6/25/28	1,000,000		1,003,700
S-Jets 2017-1 Ltd, 7.0210%, 8/15/42 (144A)	1,729,167		1,744,214
Sofi Professional Loan Program 2017-E LLC, 0%, 11/26/40 (144A)◊	25,000		1,492,700
Sofi Professional Loan Program 2017-F LLC, 0%, 1/25/41 (144A)◊	35,000		2,031,050
Sofi Professional Loan Program 2018-C Trust, 0%, 1/25/48 (144A)◊	58,000		2,334,500
Sofi Professional Loan Program 2018-D Trust, 0%, 2/25/48 (144A)◊,§	76,000		2,618,200
Sounds Point CLO IV-R LTD,
ICE LIBOR USD 3 Month + 1.1500%, 3.6514%, 4/18/31 (144A)‡	3,087,000		3,087,392
Sprite 2017-1 Ltd, 6.9000%, 12/15/37 (144A)	2,259,838		2,259,832
Starwood Retail Property Trust 2014-STAR,
ICE LIBOR USD 1 Month + 3.2500%, 5.4084%, 11/15/27 (144A)‡	1,550,000		1,502,894
Starwood Retail Property Trust 2014-STAR,
ICE LIBOR USD 1 Month + 4.1500%, 6.3084%, 11/15/27 (144A)‡	1,000,000		950,465
Tesla Auto Lease Trust 2018-A, 4.9400%, 3/22/21 (144A)	2,850,000		2,854,741
Thunderbolt II Aircraft Lease Ltd, 0%, 9/15/38 (144A)◊	4		860,461
United Auto Credit Securitization Trust 2018-2, 5.2600%, 5/10/23 (144A)	2,000,000		1,996,521
VB-S1 Issuer LLC, 5.2500%, 2/15/48 (144A)	1,414,000		1,409,041
Verus Securitization Trust 2018-INV1,
ICE LIBOR USD 3 Month + 1.2400%, 5.6480%, 3/25/58 (144A)‡	2,600,000		2,561,257
VOLT LXIII LLC, 4.6250%, 10/25/47 (144A)Ç	1,000,000		990,160
Wachovia Bank Commercial Mortgage Trust Series 2007-C34,
ICE LIBOR USD 3 Month + 1.2400%, 6.3433%, 5/15/46‡	17,796		18,096
Westlake Automobile Receivables Trust 2018-2, 6.0400%, 1/15/25 (144A)	2,600,000		2,621,093
Willis Engine Structured Trust III, 6.3600%, 8/15/42 (144A)Ç	951,250		970,316
Zephyrus Capital Aviation Partners 2018-1 Ltd, 4.6050%, 10/15/38 (144A)§	1,516,000		1,493,540
Total Asset-Backed/Commercial Mortgage-Backed Securities (cost $145,809,490)			144,743,158
Bank Loans and Mezzanine Loans – 19.3%
Basic Industry – 0.3%
New Arclin US Holding Corp,
ICE LIBOR USD 3 Month + 8.7500%, 11.1361%, 2/14/25‡	340,000		343,400
Starfruit US Holdco LLC, ICE LIBOR USD 3 Month + 3.2500%, 0%, 9/19/25(a),‡	936,000		939,576
			1,282,976
Commercial Mortgage-Backed Securities – 0.4%
Mural Lofts Loan,
ICE LIBOR USD 3 Month + 8.9500%, 8.9500%, 8/1/22 (144A)‡,§	1,945,000		1,945,000
Communications – 4.0%
Entravision Communications Corp,
ICE LIBOR USD 3 Month + 2.7500%, 4.9922%, 11/29/24‡	2,035,859		2,007,866
Lamar Media Corp, ICE LIBOR USD 3 Month + 1.7500%, 0%, 3/14/25(a),‡	4,200,000		4,215,750
Level 3 Parent LLC, ICE LIBOR USD 3 Month + 2.2500%, 4.4324%, 2/22/24‡	4,450,000		4,461,748
McAfee LLC, ICE LIBOR USD 3 Month + 4.5000%, 6.7422%, 9/30/24‡	2,233,083		2,250,233
McGraw-Hill Global Education Holdings LLC,
ICE LIBOR USD 3 Month + 4.0000%, 0%, 5/4/22(a),‡	1,100,000		1,066,538
Mission Broadcasting Inc, ICE LIBOR USD 3 Month + 2.5000%, 0%, 1/17/24(a),‡	263,521		264,591
Nexstar Broadcasting Inc, ICE LIBOR USD 3 Month + 2.5000%, 0%, 1/17/24(a),‡	1,936,479		1,944,341
Sinclair Television Group Inc,
ICE LIBOR USD 3 Month + 2.2500%, 4.5000%, 1/3/24‡	2,194,405		2,199,891
Virgin Media SFA Finance Ltd, ICE LIBOR GBP + 3.2500%, 3.9740%, 11/15/27‡	550,000	GBP	716,239
			19,127,197
Consumer Cyclical – 4.2%
Boardriders Inc, ICE LIBOR USD 3 Month + 6.5000%, 8.7422%, 4/23/24‡	1,197,000		1,207,474
CH Hold Corp, ICE LIBOR USD 3 Month + 7.2500%, 9.4922%, 2/3/25‡	1,000,000		1,010,000
CityCenter Holdings LLC, ICE LIBOR USD 3 Month + 2.2500%, 4.4922%, 4/18/24‡	3,129,444		3,131,885
Del Frisco's Restaurant Group Inc,
ICE LIBOR USD 3 Month + 6.0000%, 8.2500%, 6/27/25‡	2,000,000		1,970,000
GGP Nimbus LP, ICE LIBOR USD 3 Month + 2.5000%, 0%, 8/27/25(a),‡	2,400,000		2,388,504

Shares or Principal Amounts			Value
Bank Loans and Mezzanine Loans – (continued)
Consumer Cyclical – (continued)
Grizzly Acquisitions Inc, ICE LIBOR USD 3 Month + 3.2500%, 0%, 9/26/25(a),‡	$3,000,000		$2,992,500
L1R HB Finance Ltd, ICE LIBOR GBP + 5.2500%, 6.0540%, 8/30/24‡	540,000	GBP	654,912
Marriott Ownership Resorts Inc,
ICE LIBOR USD 3 Month + 2.2500%, 4.4922%, 8/29/25‡	2,000,000		2,015,000
Scientific Games International Inc,
ICE LIBOR USD 3 Month + 2.7500%, 0%, 8/14/24(a),‡	2,200,000		2,195,886
Stars Group Holdings BV, ICE LIBOR USD 3 Month + 3.5000%, 5.8861%, 7/10/25‡	535,658		540,371
Steinway Musical Instruments Inc,
ICE LIBOR USD 3 Month + 3.7500%, 5.9084%, 2/14/25‡	248,750		248,750
Weight Watchers International Inc,
ICE LIBOR USD 3 Month + 4.7500%, 7.0515%, 11/29/24‡	1,684,375		1,703,324
Wyndham Hotels & Resorts Inc,
ICE LIBOR USD 3 Month + 1.7500%, 3.9922%, 5/30/25‡	278,000		278,753
			20,337,359
Consumer Non-Cyclical – 4.3%
Bausch Health Cos Inc, ICE LIBOR USD 3 Month + 1.2400%, 5.1038%, 6/2/25‡	1,950,000		1,959,223
Change Healthcare Holdings LLC,
ICE LIBOR USD 3 Month + 2.7500%, 4.9922%, 3/1/24‡	4,411,552		4,424,655
CryoLife Inc, ICE LIBOR USD 3 Month + 4.0000%, 6.3861%, 12/2/24‡	992,500		1,002,425
Enterprise Merger Sub Inc,
ICE LIBOR USD 3 Month + 3.7500%, 0%, 9/26/25(a),‡	3,490,267		3,481,541
Froneri International PLC, ICE LIBOR GBP + 3.2500%, 3.9745%, 1/31/25‡	1,230,000	GBP	1,605,617
Gentiva Health Services Inc,
ICE LIBOR USD 3 Month + 7.0000%, 9.3374%, 7/2/26‡	1,000,000		1,025,000
Moffett Towers Phase II,
ICE LIBOR USD 1 Month + 2.8000%, 4.9590%, 6/15/21‡,§	1,744,652		1,734,289
NVA Holdings Inc/United States,
ICE LIBOR USD 3 Month + 2.7500%, 4.9922%, 2/2/25‡	1,420,182		1,414,856
Pearl Intermediate Parent LLC,
ICE LIBOR USD 3 Month + 6.2500%, 8.4153%, 2/13/26‡	250,000		250,000
Post Holdings Inc, ICE LIBOR USD 3 Month + 2.0000%, 0%, 5/24/24(a),‡	3,350,000		3,349,397
Quorum Health Corp, ICE LIBOR USD 3 Month + 6.7500%, 8.9922%, 4/29/22‡	700,000		709,625
			20,956,628
Electric – 1.8%
NRG Energy Inc, ICE LIBOR USD 3 Month + 1.7500%, 0%, 6/30/23(a),‡	4,450,000		4,453,738
Vistra Operations Co LLC, ICE LIBOR USD 3 Month + 2.0000%, 4.2422%, 8/4/23‡	3,989,848		3,993,478
			8,447,216
Energy – 0.2%
PowerTeam Services LLC, ICE LIBOR USD 3 Month + 7.2500%, 9.6361%, 3/6/26‡	850,000		849,473
Finance Companies – 0.6%
RPI Finance Trust, ICE LIBOR USD 3 Month + 2.0000%, 4.3861%, 3/27/23‡	3,119,648		3,129,132
Industrial – 0.3%
Atkore International Inc,
ICE LIBOR USD 3 Month + 2.7500%, 5.1400%, 12/22/23‡	1,488,750		1,494,794
Technology – 3.2%
EXC Holdings III Corp, ICE LIBOR USD 3 Month + 7.5000%, 9.9669%, 12/1/25‡	1,350,000		1,365,755
Financial & Risk US Holdings Inc,
ICE LIBOR USD 3 Month + 3.7500%, 0%, 9/18/25(a),‡	4,447,000		4,435,260
Lumentum Holdings Inc, ICE LIBOR USD 3 Month + 2.5000%, 0%, 8/8/25(a),‡	3,300,000		3,324,750
Microchip Technology Inc,
ICE LIBOR USD 3 Month + 2.0000%, 4.2500%, 5/29/25‡	916,344		916,536
Micron Technology Inc, ICE LIBOR USD 3 Month + 1.7500%, 4.0000%, 4/26/22‡	3,133,969		3,142,463
Ultra Clean Holdings Inc, ICE LIBOR USD 3 Month + 4.5000%, 0%, 8/27/25(a),‡	2,285,000		2,256,437
			15,441,201
Total Bank Loans and Mezzanine Loans (cost $92,931,031)			93,010,976
Corporate Bonds – 39.7%
Banking – 1.8%
Ally Financial Inc, 8.0000%, 12/31/18	420,000		424,200
Bank of America Corp, 2.1510%, 11/9/20	3,150,000		3,082,524
Citigroup Inc, 2.9000%, 12/8/21	3,100,000		3,034,674
Goldman Sachs Capital I, 6.3450%, 2/15/34	1,100,000		1,275,671
Intesa Sanpaolo SpA, 5.2500%, 1/12/24	1,000,000		988,905
			8,805,974
Basic Industry – 3.2%
Allegheny Technologies Inc, 5.9500%, 1/15/21	1,642,000		1,668,682
Allegheny Technologies Inc, 7.8750%, 8/15/23	1,046,000		1,119,220
Blue Cube Spinco LLC, 10.0000%, 10/15/25	1,000,000		1,150,000
CF Industries Inc, 3.4000%, 12/1/21 (144A)	3,928,000		3,868,441
First Quantum Minerals Ltd, 6.5000%, 3/1/24 (144A)	900,000		823,500
First Quantum Minerals Ltd, 7.5000%, 4/1/25 (144A)	600,000		569,250
First Quantum Minerals Ltd, 6.8750%, 3/1/26 (144A)	484,000		439,230
Freeport-McMoRan Inc, 5.4500%, 3/15/43	564,000		511,830

Shares or Principal Amounts			Value
Corporate Bonds – (continued)
Basic Industry – (continued)
Hudbay Minerals Inc, 7.2500%, 1/15/23 (144A)	$1,100,000		$1,130,371
Lundin Mining Corp, 7.8750%, 11/1/22 (144A)#	1,950,000		2,034,825
Platform Specialty Products Corp, 6.5000%, 2/1/22 (144A)	1,160,000		1,186,100
Teck Resources Ltd, 8.5000%, 6/1/24 (144A)	417,000		455,885
Teck Resources Ltd, 5.2000%, 3/1/42	675,000		622,688
			15,580,022
Biotechnology – 0.1%
Insmed Inc, 1.7500%, 1/15/25	650,000		547,167
Brokerage – 0.5%
Cboe Global Markets Inc, 3.6500%, 1/12/27	548,000		524,653
E*TRADE Financial Corp, 3.8000%, 8/24/27	122,000		115,899
E*TRADE Financial Corp, 4.5000%, 6/20/28	1,986,000		1,986,197
			2,626,749
Capital Goods – 6.9%
Arconic Inc, 5.4000%, 4/15/21	869,000		896,400
Ardagh Packaging Finance PLC / Ardagh Holdings USA Inc,
7.2500%, 5/15/24 (144A)	4,700,000		4,917,375
Beacon Roofing Supply Inc, 6.3750%, 10/1/23	3,000		3,105
Beacon Roofing Supply Inc, 4.8750%, 11/1/25 (144A)	1,200,000		1,105,500
BWAY Holding Co, 4.7500%, 4/15/24	1,928,000	EUR	2,294,172
HD Supply Inc, 5.7500%, 4/15/24 (144A)Ç	3,250,000		3,416,562
James Hardie International Finance DAC, 3.6250%, 10/1/26 (144A)	800,000	EUR	928,721
Leonardo US Holdings Inc, 6.2500%, 1/15/40 (144A)	516,000		539,220
Reynolds Group Issuer Inc / Reynolds Group Issuer LLC / Reynolds Group Issuer Lu,
7.0000%, 7/15/24 (144A)	2,000,000		2,035,000
Stevens Holding Co Inc, 6.1250%, 10/1/26 (144A)	948,000		963,405
Summit Materials LLC / Summit Materials Finance Corp, 8.5000%, 4/15/22	2,360,000		2,507,500
United Technologies Corp,
ICE LIBOR USD 3 Month + 0.6500%, 2.9652%, 8/16/21‡	4,300,000		4,311,433
United Technologies Corp, 3.9500%, 8/16/25	1,567,000		1,557,055
Wabtec Corp, ICE LIBOR USD 3 Month + 1.0500%, 3.3815%, 9/15/21‡	4,611,000		4,620,402
Wabtec Corp, 4.7000%, 9/15/28	2,011,000		1,972,807
Zekelman Industries Inc, 9.8750%, 6/15/23 (144A)	1,256,000		1,364,330
			33,432,987
Communications – 5.0%
21st Century Fox America Inc, 3.3750%, 11/15/26	2,250,000		2,193,646
Altice Luxembourg SA, 7.2500%, 5/15/22	810,000	EUR	936,945
Altice Luxembourg SA, 7.7500%, 5/15/22 (144A)#	2,149,000		2,091,514
Belo Corp, 7.2500%, 9/15/27	32,000		33,120
Block Communications Inc, 6.8750%, 2/15/25 (144A)	671,000		687,775
CCO Holdings LLC / CCO Holdings Capital Corp, 5.0000%, 2/1/28 (144A)	2,279,000		2,142,032
Cequel Communications Holdings I LLC / Cequel Capital Corp,
5.1250%, 12/15/21 (144A)	1,300,000		1,303,536
Clear Channel International BV, 8.7500%, 12/15/20 (144A)	1,263,000		1,303,669
Crown Castle International Corp, 3.6500%, 9/1/27	730,000		685,530
CSC Holdings LLC, 10.1250%, 1/15/23 (144A)	2,849,000		3,116,806
Interpublic Group of Cos Inc, 4.6500%, 10/1/28	1,178,000		1,179,108
Lions Gate Capital Holdings LLC, 5.8750%, 11/1/24 (144A)	775,000		794,375
McGraw-Hill Global Education Holdings LLC / McGraw-Hill Global Education Finance,
7.8750%, 5/15/24 (144A)#	1,482,000		1,328,243
Midcontinent Communications / Midcontinent Finance Corp,
6.8750%, 8/15/23 (144A)	540,000		565,137
Netflix Inc, 3.6250%, 5/15/27	806,000	EUR	922,596
Telecom Italia Finance SA, 7.7500%, 1/24/33	1,090,000	EUR	1,740,072
Townsquare Media Inc, 6.5000%, 4/1/23 (144A)	1,000,000		925,000
UBM PLC, 5.7500%, 11/3/20 (144A)	1,063,000		1,078,089
Viacom Inc, ICE LIBOR USD 3 Month + 3.8950%, 5.8750%, 2/28/57‡	1,052,000		1,029,343
			24,056,536
Consumer Cyclical – 6.5%
AMC Entertainment Holdings Inc, 6.3750%, 11/15/24	810,000	GBP	1,073,856
Ashton Woods USA LLC / Ashton Woods Finance Co, 6.8750%, 2/15/21 (144A)	216,000		217,620
Ashton Woods USA LLC / Ashton Woods Finance Co, 6.7500%, 8/1/25 (144A)	708,000		660,210
Beazer Homes USA Inc, 8.7500%, 3/15/22	1,100,000		1,163,250
Brinker International Inc, 5.0000%, 10/1/24 (144A)	525,000		496,125
CCM Merger Inc, 6.0000%, 3/15/22 (144A)	1,460,000		1,498,632
Century Communities Inc, 6.8750%, 5/15/22	1,117,000		1,142,133
Downstream Development Authority of the Quapaw Tribe of Oklahoma,
10.5000%, 2/15/23 (144A)§	269,000		275,053
Ford Motor Credit Co LLC, 4.3890%, 1/8/26	1,900,000		1,809,672
Golden Nugget Inc, 8.7500%, 10/1/25 (144A)	2,177,000		2,282,106
IHS Markit Ltd, 5.0000%, 11/1/22 (144A)	2,500,000		2,574,000
IHS Markit Ltd, 4.1250%, 8/1/23	2,000,000		1,996,160

Shares or Principal Amounts			Value
Corporate Bonds – (continued)
Consumer Cyclical – (continued)
Jacobs Entertainment Inc, 7.8750%, 2/1/24 (144A)	$1,403,000		$1,489,158
Live Nation Entertainment Inc, 4.8750%, 11/1/24 (144A)	3,300,000		3,242,250
M/I Homes Inc, 5.6250%, 8/1/25	804,000		755,760
MGM Resorts International, 7.7500%, 3/15/22	1,880,000		2,061,006
Sands China Ltd, 4.6000%, 8/8/23 (144A)	900,000		899,752
Sands China Ltd, 5.1250%, 8/8/25 (144A)	800,000		798,056
Sands China Ltd, 5.4000%, 8/8/28 (144A)	1,200,000		1,193,928
Scientific Games International Inc, 10.0000%, 12/1/22	1,565,000		1,658,227
TRI Pointe Group Inc, 5.2500%, 6/1/27	1,200,000		1,071,000
Weekley Homes LLC / Weekley Finance Corp, 6.0000%, 2/1/23	475,000		459,563
Weekley Homes LLC / Weekley Finance Corp, 6.6250%, 8/15/25	228,000		217,170
William Lyon Homes Inc, 6.0000%, 9/1/23	884,000		853,060
Wyndham Destinations Inc, 5.1000%, 10/1/25	1,480,000		1,476,300
			31,364,047
Consumer Non-Cyclical – 5.4%
Anheuser-Busch InBev Worldwide Inc, 4.0000%, 4/13/28	1,275,000		1,256,046
Avantor Inc, 4.7500%, 10/1/24	680,000	EUR	817,750
Bausch Health Cos Inc/US, 8.5000%, 1/31/27 (144A)	1,128,000		1,184,400
Campbell Soup Co, 3.6500%, 3/15/23	1,720,000		1,686,623
Crimson Merger Sub Inc, 6.6250%, 5/15/22 (144A)	1,150,000		1,123,550
CVS Health Corp, 4.3000%, 3/25/28	4,105,000		4,064,488
DJO Finance LLC / DJO Finance Corp, 8.1250%, 6/15/21 (144A)	1,036,000		1,058,015
Dole Food Co Inc, 7.2500%, 6/15/25 (144A)	701,000		683,475
Endo Dac / Endo Finance LLC / Endo Finco Inc, 6.0000%, 2/1/25 (144A)	1,250,000		1,077,500
Endo Finance LLC / Endo Finco Inc, 7.2500%, 1/15/22 (144A)	660,000		643,500
Enterprise Merger Sub Inc, 8.7500%, 10/15/26§	1,644,000		1,644,000
Envision Healthcare Corp, 6.2500%, 12/1/24 (144A)	480,000		516,000
HCA Inc, 5.5000%, 6/15/47	1,732,000		1,755,815
JBS USA LUX SA / JBS USA Finance Inc, 7.2500%, 6/1/21 (144A)ž	1,162,000		1,179,430
JBS USA LUX SA / JBS USA Finance Inc, 7.2500%, 6/1/21 (144A)	328,000		332,920
JBS USA LUX SA / JBS USA Finance Inc, 5.7500%, 6/15/25 (144A)	300,000		292,125
JBS USA LUX SA / JBS USA Finance Inc, 6.7500%, 2/15/28 (144A)	595,000		591,281
Mattel Inc, 6.7500%, 12/31/25 (144A)	412,000		403,760
Newell Brands Inc, 3.1500%, 4/1/21	1,446,000		1,422,767
Newell Brands Inc, 5.0000%, 11/15/23	2,500,000		2,527,718
Teva Pharmaceutical Finance Netherlands III BV, 1.7000%, 7/19/19	1,249,000		1,228,712
Teva Pharmaceutical Finance Netherlands III BV, 6.0000%, 4/15/24	535,000		543,157
			26,033,032
Energy – 3.2%
Antero Resources Corp, 5.6250%, 6/1/23	1,513,000		1,548,934
Bristow Group Inc, 8.7500%, 3/1/23 (144A)#	634,000		619,735
Chesapeake Energy Corp, 7.0000%, 10/1/24	2,136,000		2,136,000
DCP Midstream Operating LP, 5.6000%, 4/1/44	950,000		909,625
EQT Midstream Partners LP, 5.5000%, 7/15/28	1,750,000		1,794,324
Great Western Petroleum LLC / Great Western Finance Corp,
9.0000%, 9/30/21 (144A)	702,000		691,470
Kinder Morgan Inc/DE, 7.7500%, 1/15/32	431,000		543,896
NGL Energy Partners LP / NGL Energy Finance Corp, 5.1250%, 7/15/19	1,330,000		1,336,650
Oceaneering International Inc, 4.6500%, 11/15/24	298,000		285,281
Plains All American Pipeline LP / PAA Finance Corp, 4.3000%, 1/31/43	580,000		492,146
QEP Resources Inc, 6.8750%, 3/1/21	1,250,000		1,312,500
Range Resources Corp, 5.0000%, 8/15/22	1,826,000		1,807,740
Rowan Cos Inc, 7.8750%, 8/1/19	159,000		163,770
Transocean Inc, 5.8000%, 10/15/22	904,000		900,610
Transocean Pontus Ltd, 6.1250%, 8/1/25 (144A)	767,000		779,456
			15,322,137
Finance Companies – 0.4%
Quicken Loans Inc, 5.7500%, 5/1/25 (144A)	46,000		45,943
Quicken Loans Inc, 5.2500%, 1/15/28 (144A)	1,916,000		1,779,485
			1,825,428
Industrial – 0.8%
AT Securities BV, USD SWAP SEMI 30/360 5YR + 3.5460%, 5.2500%µ	1,250,000		1,179,688
Fluor Corp, 4.2500%, 9/15/28	2,200,000		2,149,027
Great Lakes Dredge & Dock Corp, 8.0000%, 5/15/22	467,000		479,843
			3,808,558
Insurance – 1.3%
Halfmoon Parent Inc,
ICE LIBOR USD 3 Month + 0.8900%, 3.2241%, 7/17/23 (144A)‡	4,500,000		4,500,207
Halfmoon Parent Inc, 4.1250%, 11/15/25 (144A)	1,663,000		1,657,681
			6,157,888
Pharmaceuticals – 0.1%
Jazz Investments I Ltd, 1.8750%, 8/15/21	636,000		680,500

Shares or Principal Amounts		Value
Corporate Bonds – (continued)
Real Estate Investment Trusts (REITs) – 0.5%
American Homes 4 Rent LP, 4.2500%, 2/15/28	$2,350,000	$2,246,941
Technology – 3.9%
CommScope Inc, 5.0000%, 6/15/21 (144A)	900,000	904,365
Dell International LLC / EMC Corp, 6.0200%, 6/15/26 (144A)	4,285,000	4,563,295
Equifax Inc, ICE LIBOR USD 3 Month + 0.8700%, 3.1838%, 8/16/21‡	2,950,000	2,967,601
First Data Corp, 7.0000%, 12/1/23 (144A)	1,735,000	1,806,569
Marvell Technology Group Ltd, 4.2000%, 6/22/23	1,236,000	1,229,623
Marvell Technology Group Ltd, 4.8750%, 6/22/28	1,400,000	1,406,560
Trimble Inc, 4.1500%, 6/15/23	1,732,000	1,732,769
Trimble Inc, 4.9000%, 6/15/28	4,241,000	4,263,013
		18,873,795
Transportation – 0.1%
Watco Cos LLC / Watco Finance Corp, 6.3750%, 4/1/23 (144A)	450,000	459,000
Total Corporate Bonds (cost $193,148,821)		191,820,761
Mortgage-Backed Securities – 8.8%
Fannie Mae Pool:
	10,000,000	10,489,930
3.5000%, 4/1/43	376,281	371,348
3.5000%, 11/1/43	294,496	290,636
3.5000%, 2/1/45	80,109	79,058
3.5000%, 2/1/45	48,581	47,944
3.5000%, 7/1/46	227,712	224,949
4.5000%, 9/1/47	493,911	513,317
4.0000%, 10/1/47	447,114	453,051
3.5000%, 12/1/47	297,474	293,574
4.0000%, 1/1/48	138,315	140,378
4.0000%, 3/1/48	121,562	123,373
4.0000%, 4/1/48	262,279	266,188
4.0000%, 5/1/48	200,571	202,632
		13,496,378
Freddie Mac Gold Pool:
3.5000%, 2/1/44	17,822	17,636
3.5000%, 12/1/44	582,192	577,182
3.5000%, 11/1/47	242,381	238,769
4.0000%, 4/1/48	289,374	292,352
4.0000%, 5/1/48	140,599	142,046
4.0000%, 6/1/48	315,896	319,167
4.0000%, 8/1/48	2,014,931	2,035,669
4.0000%, 8/1/48	1,640,218	1,664,638
4.5000%, 8/1/48	8,270,004	8,544,904
		13,832,363
Ginnie Mae II Pool:
5.0000%, 7/20/48	11,950,920	12,513,207
5.0000%, 9/20/48	2,302,000	2,407,117
		14,920,324
Total Mortgage-Backed Securities (cost $42,396,276)		42,249,065
United States Treasury Notes/Bonds – 0.5%
2.6250%, 8/31/20 (cost $2,298,333)	2,305,900	2,297,703
Common Stocks – 0.3%
Construction Materials – 0.1%
Summit Materials Inc	41,708	758,251
Metals & Mining – 0.2%
Hudbay Minerals Inc	152,466	772,069
Total Common Stocks (cost $1,982,265)		1,530,320
Preferred Stocks – 0.7%
Banks – 0.2%
Citigroup Capital XIII, 5.8750%, 10/30/40‡	36,600	982,710
Capital Markets – 0.3%
Carlyle Group LP, 6.7500%µ	59,450	1,345,948
Machinery – 0.2%
Rexnord Corp, 5.7500%, 11/15/19‡	14,000	900,809
Specialty Retail – 0%
Quiksilver Inc Bankruptcy Equity Certificate (144A)*,¢,§	542	12,992
Total Preferred Stocks (cost $3,346,052)		3,242,459
Investment Companies – 12.2%
Investments Purchased with Cash Collateral from Securities Lending – 1.0%
Janus Henderson Cash Collateral Fund LLC, 1.9772%ºº,£	4,743,133	4,743,133

Shares or Principal Amounts		Value
Investment Companies – (continued)
Money Markets – 11.2%
Janus Henderson Cash Liquidity Fund LLC, 2.0479%ºº,£	54,373,995	$54,373,995
Total Investment Companies (cost $59,117,128)		59,117,128
Total Investments (total cost $541,029,396) – 111.5%		538,011,570
Liabilities, net of Cash, Receivables and Other Assets – (11.5)%		(55,387,494)
Net Assets – 100%		$482,624,076

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$448,746,385	83.4%
Cayman Islands	49,759,132	9.3
Ireland	8,990,722	1.7
Canada	6,513,884	1.2
United Kingdom	4,054,857	0.8
Italy	3,268,197	0.6
Luxembourg	3,028,459	0.6
Macao	2,891,736	0.5
Chile	2,034,825	0.4
Zambia	1,831,980	0.3
Israel	1,771,869	0.3
Bermuda	1,744,214	0.3
Belgium	1,256,046	0.2
Germany	1,179,688	0.2
Netherlands	939,576	0.2

Total	$538,011,570	100.0%

Schedule of Securities Sold Short – (% of Net Assets)

Shares		Value
Securities Sold Short – (2.2)%
Mortgage-Backed Securities Sold Short – (2.2)%
Ginnie Mae II Pool:
5.0000%, 6/20/47 (proceeds $10,430,469)	$10,000,000	$(10,441,017)

Summary of Investments by Country - (Short Positions) (unaudited)

		% of
		Securities
Country	Value	Sold Short
United States	$(10,441,017)	100.0%

Schedules of Affiliated Investments – (% of Net Assets)

	Dividend Income	Realized Gain/(Loss)	Change in Unrealized Appreciation/ Depreciation	Value at 9/30/18
Investment Companies - 12.2%
Investments Purchased with Cash Collateral from Securities Lending - 1.0%
Janus Henderson Cash Collateral Fund LLC, 1.9772%ºº	$4,951∆	$-	$-	$4,743,133
Money Markets - 11.2%
Janus Henderson Cash Liquidity Fund LLC, 2.0479%ºº	278,553	-	-	54,373,995
Total Affiliated Investments - 12.2%	$283,504	$-	$-	$59,117,128

	Share Balance at 6/30/18	Purchases	Sales	Share Balance at 9/30/18
Investment Companies - 12.2%
Investments Purchased with Cash Collateral from Securities Lending - 1.0%
Janus Henderson Cash Collateral Fund LLC, 1.9772%ºº	916,980	14,305,305	(10,479,152)	4,743,133
Money Markets - 11.2%
Janus Henderson Cash Liquidity Fund LLC, 2.0479%ºº	35,481,236	147,375,758	(128,482,999)	54,373,995

Schedule of Forward Foreign Currency Exchange Contracts, Open

Counterparty/ Foreign Currency	Settlement Date	Foreign Currency Amount (Sold)/ Purchased	USD Currency Amount (Sold)/ Purchased	Market Value and Unrealized Appreciation/ (Depreciation)
Bank of America:
British Pound	11/21/18	(801,000)	$1,057,468	$11,100
Euro	11/21/18	(901,000)	1,062,437	11,990

				23,090
Barclays Capital, Inc.:
British Pound	11/21/18	(136,000)	179,583	1,922
Euro	11/21/18	(809,000)	954,334	11,147

				13,069
BNP Paribas:
Euro	11/21/18	(755,000)	879,858	(372)
Citibank NA:
British Pound	11/21/18	(737,000)	973,231	10,468
Euro	11/21/18	(3,116,000)	3,678,064	45,219

				55,687
HSBC Securities (USA), Inc.:
British Pound	11/21/18	(870,000)	1,148,826	12,322
Euro	11/21/18	15,000	(17,693)	(205)

				12,117
JPMorgan Chase & Co.:
British Pound	11/21/18	(590,000)	779,447	8,714
Euro	11/21/18	(1,264,000)	1,492,768	19,110

				27,824
Total				$131,415

Schedule of Futures

Description	Number of Contracts	Expiration Date	Value and Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin Asset/(Liability)
Futures Purchased:
Ultra 10-Year US Treasury Note	94	12/19/18	$11,844,000	$(217,375)	$-
Ultra Long Term US Treasury Bond	97	12/19/18	14,965,281	(584,886)	(33,344)
Total - Futures Purchased				(802,261)	(33,344)
Futures Sold:
2-Year US Treasury Note	104	12/31/18	(21,916,375)	65,000	(4,875)
5-Year US Treasury Note	65	12/31/18	(7,310,977)	63,509	(3,555)

US Treasury Long Bond	27	12/19/18	(3,793,500)	117,281	4,219
Total - Futures Sold				245,790	(4,211)
Total				$(556,471)	$(37,555)

Schedule of OTC Credit Default Swaps - Sell Protection(1)
Counterparty/ Reference Asset Type/ Reference Asset	S&P Credit Rating	Maturity Date	Notional Amount(2)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Outstanding Swap Contracts, at Value Asset/(Liability)

Goldman Sachs & Co. LLC:

Foreign Corporate Bond

Glencore Finance Europe Ltd, Fixed Rate 5.00% Paid quarterly	BBB+	9/20/23	735,000	EUR	$135,998	$(2,731)	$133,267
(1)

If a credit event occurs, the seller of protection will pay a net settlement amount equal to the notional amount of the swap less the recovery value of the reference asset from related offsetting purchase protection.

(2)	If a credit event occurs, the notional amount represents the maximum potential amount the Fund could be required to make as a seller of credit protection or receive as a buyer of credit protection.

Average Ending Monthly Market Value of Derivative Instruments During the Period Ended September 30, 2018

Market Value(a)
Credit default swaps, long	$ 130,005
Forward foreign currency exchange contracts, purchased	38,552
Forward foreign currency exchange contracts, sold	10,815,416
Futures contracts, purchased	29,062,242
Futures contracts, sold	39,384,492

(a) Forward foreign currency exchange contracts are reported as the average ending monthly currency amount purchased or sold.

Notes to Schedule of Investments (unaudited)

ICE	Intercontinental Exchange
LIBOR	London Interbank Offered Rate
LLC	Limited Liability Company
LP	Limited Partnership
PLC	Public Limited Company

144A

Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Unless otherwise noted, these securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 144A securities as of the period ended September 30, 2018 is $218,350,302, which represents 45.2% of net assets.

*	Non-income producing security.

(a)

All or a portion of this position is not funded, or has been purchased on a delayed delivery or when-issued basis. If applicable, interest rates will be determined and interest will begin to accrue at a future date. See Notes to Schedule of Investments.

‡

Variable or floating rate security. Rate shown is the current rate as of September 30, 2018. Certain variable rate securities are not based on a published reference rate and spread; they are determined by the issuer or agent and current market conditions. Reference rate is as of reset date and may vary by security, which may not indicate a reference rate and/or spread in their description.

ž	Issued by the same entity and traded on separate exchanges.

ºº	Rate shown is the 7-day yield as of September 30, 2018.

#	Loaned security; a portion of the security is on loan at September 30, 2018.

µ

This variable rate security is a perpetual bond. Perpetual bonds have no contractual maturity date, are not redeemable, and pay an indefinite stream of interest. The coupon rate shown represents the current interest rate.

Ç	Step bond. The coupon rate will increase or decrease periodically based upon a predetermined schedule. The rate shown reflects the current rate.

◊	Zero coupon bond.

¤

Interest only security. An interest only security represents the interest only portion of a pool of underlying mortgages or mortgage-backed securities which are separated and sold individually from the principal portion of the securities. Principal amount shown represents the par value on which interest payments are based.

¢	Security is valued using significant unobservable inputs.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

∆	Net of income paid to the securities lending agent and rebates paid to the borrowing counterparties.

§				Schedule of Restricted and Illiquid Securities (as of September 30, 2018)
				Value as a
	Acquisition			% of Net
	Date	Cost	Value	Assets
Downstream Development Authority of the Quapaw Tribe of Oklahoma, 10.5000%, 2/15/23	1/24/18	$266,583	$275,053	0.1%
Enterprise Merger Sub Inc, 8.7500%, 10/15/26	9/28/18	1,644,000	1,644,000	0.3
loanDepot Station Place Agency Securitization Trust 2017-1, ICE LIBOR USD 1 Month + 1.6000%, 3.8158%, 11/25/50	11/29/17	2,102,000	2,099,365	0.4
Moffett Towers Phase II, ICE LIBOR USD 1 Month + 2.8000%, 4.9590%, 6/15/21	6/25/18 - 9/7/18	1,737,301	1,734,289	0.4
Mural Loft Loan, 8.9500%, 8/1/22	7/13/17	1,945,000	1,945,000	0.4
Quiksilver Inc Bankruptcy Equity Certificate	5/27/16	10,390	12,992	0.0
Sofi Professional Loan Program 2018-D Trust, 0%, 2/25/48	9/20/18	2,618,200	2,618,200	0.5
Zephyrus Capital Aviation Partners 2018-1 Ltd, 4.6050%, 10/15/38	9/28/18	1,493,540	1,493,540	0.3
Total		$11,817,014	$11,822,439	2.4%

The Fund has registration rights for certain restricted securities held as of September 30, 2018. The issuer incurs all registration costs.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of September 30, 2018.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs

Assets

Investments in Securities:
Asset-Backed/Commercial Mortgage-Backed Securities	$-	$144,743,158	$-
Bank Loans and Mezzanine Loans	-	93,010,976	-
Corporate Bonds	-	191,820,761	-
Mortgage-Backed Securities	-	42,249,065	-
United States Treasury Notes/Bonds	-	2,297,703	-
Common Stocks	1,530,320	-	-
Preferred Stocks
Specialty Retail	-	-	12,992
All Other	-	3,229,467	-
Investment Companies	-	59,117,128	-
Total Investments in Securities	$1,530,320	$536,468,258	$12,992
Other Financial Instruments(a):
Forward Foreign Currency Exchange Contracts	-	131,992	-
Outstanding Swap Contracts, at Value	-	133,267	-
Variation Margin Receivable	4,219	-	-
Total Assets	$1,534,539	$536,733,517	$12,992
Liabilities
Investments In Securities Sold Short:
Mortgage-Backed Securities	$-	$10,441,017	$-
Total Investments In Securities Sold Short:	$-	$10,441,017	$-
Other Financial Instruments(a):
Forward Foreign Currency Exchange Contracts	-	577	-
Variation Margin Payable	41,774	-	-
Total Liabilities	$41,774	$10,441,594	$-

(a)

Other financial instruments include forward foreign currency exchange, futures, written options, written swaptions, and swap contracts. Forward foreign currency exchange contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract's value from trade date. Futures, certain written options on futures, and centrally cleared swap contracts are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. Written options, written swaptions, and other swap contracts are reported at their market value at measurement date.

Organization and Significant Accounting Policies

Janus Henderson Multi-Sector Income Fund (the “Fund”) is a series of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 48 funds, each of which offers multiple share classes, with differing investment objectives and policies. The Fund seeks high current income with a secondary focus on capital appreciation. The Fund is classified as diversified, as defined in the 1940 Act.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of September 30, 2018 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments.

The Fund did not hold a significant amount of Level 3 securities as of September 30, 2018.

There were no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the period. The Fund recognizes transfers between the levels as of the beginning of the fiscal year.

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Derivative Instruments

The Fund may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Fund may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on future contracts, options on foreign currencies, options on recovery locks, options on security and commodity indices, swaps, forward contracts, structured investments, and other equity-linked derivatives. Each derivative instrument that was held by the Fund during the period ended September 30, 2018 is discussed in further detail below.

The Fund may use derivative instruments for hedging purposes (to offset risks associated with an investment, currency exposure, or market conditions), to adjust currency exposure relative to a benchmark index, or for speculative purposes (to earn income and seek to enhance returns). When the Fund invests in a derivative for speculative purposes, the Fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The Fund may not use any derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly. The Fund’s ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks.

In pursuit of its investment objective, the Fund may seek to use derivatives to increase or decrease exposure to the following market risk factors:

• Commodity Risk – the risk related to the change in value of commodities or commodity-linked investments due to changes in the overall market movements, volatility of the underlying benchmark, changes in interest rates, or other factors affecting a particular industry or commodity such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political, and regulatory developments.

• Counterparty Risk – the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Fund.

• Credit Risk – the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

• Currency Risk – the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

• Equity Risk – the risk related to the change in value of equity securities as they relate to increases or decreases in the general market.

• Index Risk – if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

• Interest Rate Risk – the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause the Fund’s NAV to likewise decrease.

• Leverage Risk – the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. The Fund creates leverage by investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies, such as short sales, that involve leverage can result in losses that greatly exceed the amount originally invested.

• Liquidity Risk – the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk.

In an effort to mitigate credit risk associated with derivatives traded OTC, the Fund may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Fund may require the counterparty to post collateral if the Fund has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. Additionally, the Fund may deposit cash and/or treasuries as collateral with the counterparty and/or custodian daily (based on the daily valuation of the financial asset) if the Fund has a net aggregate unrealized loss on OTC derivative contracts with a particular counterparty. All liquid securities and restricted cash are considered to cover in an amount at all times equal to or greater than the Fund’s commitment with respect to certain exchange-traded derivatives, centrally cleared derivatives, forward foreign currency exchange contracts, short sales, and/or securities with extended settlement dates. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on Janus Capital Management LLC's (“Janus Capital”) ability to establish and maintain appropriate systems and trading.

Forward Foreign Currency Exchange Contracts

A forward foreign currency exchange contract (“forward currency contract”) is an obligation to buy or sell a specified currency at a future date at a negotiated rate (which may be U.S. dollars or a foreign currency). The Fund may enter into forward currency contracts for hedging purposes, including, but not limited to, reducing exposure to changes in foreign currency exchange rates on foreign portfolio holdings and locking in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. The Fund may also invest in forward currency contracts for non-hedging purposes such as seeking to enhance returns. The Fund is subject to currency risk and counterparty risk in the normal course of pursuing its investment objective through its investments in forward currency contracts.

Forward currency contracts are valued by converting the foreign value to U.S. dollars by using the current spot U.S. dollar exchange rate and/or forward rate for that currency. Exchange and forward rates as of the close of the NYSE shall be used to value the forward currency contracts.

During the period, the Fund entered into forward currency contracts with the obligation to purchase foreign currencies in the future at an agreed upon rate in order to decrease exposure to currency risk associated with foreign currency denominated securities held by the Fund.

During the period, the Fund entered into forward currency contracts with the obligation to sell foreign currencies in the future at an agreed upon rate in order to decrease exposure to currency risk associated with foreign currency denominated securities held by the Fund.

Futures Contracts

A futures contract is an exchange-traded agreement to take or make delivery of an underlying asset at a specific time in the future for a specific predetermined negotiated price. The Fund may enter into futures contracts to gain exposure to the stock market or other markets pending investment of cash balances or to meet liquidity needs. The Fund is subject to interest rate risk, equity risk, and currency risk in the normal course of pursuing its investment objective through its investments in futures contracts. The Fund may also use such derivative instruments to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts may involve risks such as the possibility of illiquid markets or imperfect correlation between the values of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Futures contracts on commodities are valued at the settlement price on valuation date on the commodities exchange as reported by an approved vendor. Mini contracts, as defined in the description of the contract, shall be valued using the Actual Settlement Price or “ASET” price type as reported by an approved vendor. In the event that foreign futures trade when the foreign equity markets are closed, the last foreign futures trade price shall be used. Securities held by the Fund that are designated as collateral for market value on futures contracts are noted on the Schedule of Investments (if applicable). Such collateral is in the possession of the Fund’s futures commission merchant.

With futures, there is minimal counterparty credit risk to the Fund since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

During the period, the Fund purchased interest rate futures to increase exposure to interest rate risk.

During the period, the Fund sold interest rate futures to decrease exposure to interest rate risk.

Swaps

Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a day to more than one year to exchange one set of cash flows for another. The most significant factor in the performance of swap agreements is the change in value of the specific index, security, or currency, or other factors that determine the amounts of payments due to and from the Fund. The use of swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Swap transactions may in some instances involve the delivery of securities or other underlying assets by the Fund or its counterparty to collateralize obligations under the swap. If the other party to a swap that is not collateralized defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. Swap agreements entail the risk that a party will default on its payment obligations to the Fund. If the other party to a swap defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. If the

Fund utilizes a swap at the wrong time or judges market conditions incorrectly, the swap may result in a loss to the Fund and reduce the Fund’s total return.

Swap agreements also bear the risk that the Fund will not be able to meet its obligation to the counterparty. Swap agreements are typically privately negotiated and entered into in the OTC market. However, certain swap agreements are required to be cleared through a clearinghouse and traded on an exchange or swap execution facility. Swaps that are required to be cleared are required to post initial and variation margins in accordance with the exchange requirements. Regulations enacted require the Fund to centrally clear certain interest rate and credit default index swaps through a clearinghouse or central counterparty (“CCP”). To clear a swap with a CCP, the Fund will submit the swap to, and post collateral with, a futures clearing merchant (“FCM”) that is a clearinghouse member. Alternatively, the Fund may enter into a swap with a financial institution other than the FCM (the “Executing Dealer”) and arrange for the swap to be transferred to the FCM for clearing. The Fund may also enter into a swap with the FCM itself. The CCP, the FCM, and the Executing Dealer are all subject to regulatory oversight by the U.S. Commodity Futures Trading Commission (“CFTC”). A default or failure by a CCP or an FCM, or the failure of a swap to be transferred from an Executing Dealer to the FCM for clearing, may expose the Fund to losses, increase its costs, or prevent the Fund from entering or exiting swap positions, accessing collateral, or fully implementing its investment strategies. The regulatory requirement to clear certain swaps could, either temporarily or permanently, reduce the liquidity of cleared swaps or increase the costs of entering into those swaps.

Index swaps, interest rate swaps, and credit default swaps are valued using an approved vendor supplied price. Basket swaps are valued using a broker supplied price. Equity swaps that consist of a single underlying equity are valued either at the closing price, the latest bid price, or the last sale price on the primary market or exchange it trades.

The Fund’s maximum risk of loss from counterparty risk or credit risk is the discounted value of the payments to be received from/paid to the counterparty over the contract’s remaining life, to the extent that the amount is positive. The risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to cover the Fund’s exposure to the counterparty.

The Fund may enter into various types of credit default swap agreements, including OTC credit default swap agreements and index credit default swaps (“CDX”), for investment purposes and to add leverage to its portfolio. Credit default swaps are a specific kind of counterparty agreement that allow the transfer of third party credit risk from one party to the other. One party in the swap is a lender and faces credit risk from a third party, and the counterparty in the credit default swap agrees to insure this risk in exchange for regular periodic payments. Credit default swaps could result in losses if the Fund does not correctly evaluate the creditworthiness of the company or companies on which the credit default swap is based. Credit default swap agreements may involve greater risks than if the Fund had invested in the reference obligation directly since, in addition to risks relating to the reference obligation, credit default swaps are subject to liquidity risk, counterparty risk, and credit risk. The Fund will generally incur a greater degree of risk when it sells a credit default swap than when it purchases a credit default swap. As a buyer of a credit default swap, the Fund may lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. As seller of a credit default swap, if a credit event were to occur, the value of any deliverable obligation received by the Fund, coupled with the upfront or periodic payments previously received, may be less than what it pays to the buyer, resulting in a loss of value to the Fund.

As a buyer of credit protection, the Fund is entitled to receive the par (or other agreed-upon) value of a referenced debt obligation from the counterparty to the contract in the event of a default or other credit event by a third party, such as a U.S. or foreign issuer, on the debt obligation. In return, the Fund as buyer would pay to the counterparty a periodic stream of payments over the term of the contract provided that no credit event has occurred. If no credit event occurs, the Fund would have spent the stream of payments and potentially received no benefit from the contract.

If the Fund is the seller of credit protection against a particular security, the Fund would receive an up-front or periodic payment to compensate against potential credit events. As the seller in a credit default swap contract, the Fund would be required to pay the par value (the “notional value”) (or other agreed-upon value) of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, the Fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Fund would keep the stream of payments and would have no payment obligations. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional value of the swap. The maximum potential amount of future payments (undiscounted) that the Fund as a seller could be required to make in a credit default transaction would be the notional amount of the agreement.

The Fund may invest in single-name credit default swaps (“CDS”) to buy or sell credit protection to hedge its credit exposure, gain issuer exposure without owning the underlying security, or increase the Fund’s total return. Single-name CDS enable the Fund to buy or sell protection against a credit event of a specific issuer. When the Fund buys a single-name CDS, the Fund will receive a return on its investment only in the event of a credit event, such as default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty). If a single-name CDS transaction is particularly large, or if the relevant market is illiquid, it may not be possible for the Fund to initiate a single-name CDS transaction or to liquidate its position at an advantageous time or price, which may result in significant losses. Moreover, the Fund bears the risk of loss of the amount expected to be received under a single-name CDS in the event of the default or bankruptcy of the counterparty. The risks associated with cleared single-name CDS may be lower than that for uncleared single-name CDS because for cleared single-name CDS, the counterparty is a clearinghouse (to the extent such a trading market is available). However, there can be no assurance that a clearinghouse or its members will satisfy their obligations to the Fund.

The Fund may invest in CDXs. A CDX is a swap on an index of credit default swaps. CDXs allow an investor to manage credit risk or take a position on a basket of credit entities (such as credit default swaps or commercial mortgage-backed securities) in a more efficient manner than transacting in a single-name CDS. If a credit event occurs in one of the underlying companies, the protection is paid out via the delivery of the defaulted bond by the buyer of protection in return for a payment of notional value of the defaulted bond by the seller of protection or it may be settled through a cash settlement between the two parties. The underlying company is then removed from the index. If the Fund holds a long position in a CDX, the Fund would indirectly bear its proportionate share of any expenses paid by a CDX. A Fund holding a long position in CDXs typically receives income from principal or interest paid on the underlying securities. By investing in CDXs, the Fund could be exposed to illiquidity risk, counterparty risk, and credit risk of the issuers of the underlying loan obligations and of the CDX markets. If there is a default by the CDX counterparty, the Fund will have contractual remedies pursuant to the agreements related to the transaction. CDXs also bear the risk that the Fund will not be able to meet its obligation to the counterparty.

During the period, the Fund sold protection via the credit default swap market in order to gain credit risk exposure to individual corporates, countries and/or credit indices where gaining this exposure via the cash bond market was less attractive.

Additional Investment Risk

The Fund may be invested in lower-rated debt securities that have a higher risk of default or loss of value since these securities may be sensitive to economic changes, political changes, or adverse developments specific to the issuer.

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) of 2010 provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt of countries such as Greece, Italy, Spain, Portugal, and Ireland. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more "bailouts" from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (known as “Brexit”). There is considerable uncertainty about how Brexit will be conducted, how negotiations of necessary treaties and trade agreements will proceed, or how financial markets will react. In addition, one or more other countries may also abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital  believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Loans

The Fund may invest in various commercial loans, including bank loans, bridge loans, debtor-in-possession (“DIP”) loans, mezzanine loans, and other fixed and floating rate loans. These loans may be acquired through loan participations and assignments or on a when-issued basis. Commercial loans will comprise no more than 20% of the Fund’s total assets. Below are descriptions of the types of loans held by the Fund as of September 30, 2018.

• Bank Loans - Bank loans are obligations of companies or other entities entered into in connection with recapitalizations, acquisitions, and refinancings. The Fund’s investments in bank loans are generally acquired as a participation interest in, or assignment of, loans originated by a lender or other financial institution. These investments may include institutionally-traded floating and fixed-rate debt securities.

• Floating Rate Loans – Floating rate loans are debt securities that have floating interest rates, that adjust periodically, and are tied to a benchmark lending rate, such as London Interbank Offered Rate (“LIBOR”). In other cases, the lending rate could be tied to the prime rate offered by one or more major U.S. banks or the rate paid on large certificates of deposit traded in the secondary markets. If the benchmark lending rate changes, the rate payable to lenders under the loan will change at the next scheduled adjustment date specified in the loan agreement. Floating rate loans are typically issued to companies (‘‘borrowers’’) in connection with recapitalizations, acquisitions, and refinancings. Floating rate loan investments are generally below investment grade. Senior floating rate loans are secured by specific collateral of a borrower and are senior in the borrower’s capital structure. The senior position in the borrower’s capital structure generally gives holders of senior loans a claim on certain of the borrower’s assets that is senior to subordinated debt and preferred and common stock in the case of a borrower’s default. Floating rate loan investments may involve foreign borrowers, and investments may be denominated in foreign currencies. Floating rate loans often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged. The Fund may invest in obligations of borrowers who are in bankruptcy proceedings. While the Fund generally expects to invest in fully funded term loans, certain of the loans in which the Fund may invest include revolving loans, bridge loans, and delayed draw term loans.

Purchasers of floating rate loans may pay and/or receive certain fees. The Fund may receive fees such as covenant waiver fees or prepayment penalty fees. The Fund may pay fees such as facility fees. Such fees may affect the Fund’s return.

• Mezzanine Loans - Mezzanine loans are secured by the stock of the company that owns the assets. Mezzanine loans are a hybrid of debt and equity financing that is typically used to fund the expansion of existing companies. A mezzanine loan is composed of debt capital that gives the lender the right to convert to an ownership or equity interest in the company if the loan is not paid back in time and in full. Mezzanine loans typically are the most subordinated debt obligation in an issuer’s capital structure.

Mortgage- and Asset-Backed Securities

Mortgage- and asset-backed securities represent interests in “pools” of commercial or residential mortgages or other assets, including consumer loans or receivables. The Fund may purchase fixed or variable rate commercial or residential mortgage-backed securities issued by the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”), the Federal Home Loan Mortgage Corporation (“Freddie Mac”), or other governmental or government-related entities. Ginnie Mae’s guarantees are backed by the full faith and credit of the U.S. Government, which means that the U.S. Government guarantees that the interest and principal will be paid when due. Fannie Mae and Freddie Mac securities are not backed by the full faith and credit of the U.S. Government. In September 2008, the Federal Housing Finance Agency (“FHFA”), an agency of the U.S. Government, placed Fannie Mae and Freddie Mac under conservatorship. Since that time, Fannie Mae and Freddie Mac have received capital support through U.S. Treasury preferred stock purchases, and Treasury and Federal Reserve purchases of their mortgage-backed securities. The FHFA and the U.S. Treasury have imposed strict limits on the size of these entities’ mortgage portfolios. The FHFA has the power to cancel any contract entered into by Fannie Mae and Freddie Mac prior to FHFA’s appointment as conservator or receiver, including the guarantee obligations of Fannie Mae and Freddie Mac.

The Fund may also purchase other mortgage- and asset-backed securities through single- and multi-seller conduits, collateralized debt obligations, structured investment vehicles, and other similar securities. Asset-backed securities may be backed by various consumer obligations, including automobile loans, equipment leases, credit card receivables, or other collateral. In the event the underlying loans are not paid, the securities’ issuer could be forced to sell the assets and recognize losses on such assets, which could impact your return. Unlike traditional debt instruments, payments on these securities include both interest and a partial payment of principal. Mortgage- and asset-backed securities are subject to both extension risk, where borrowers pay off their debt obligations more slowly in times of rising interest rates, and prepayment risk, where borrowers pay off their debt obligations sooner than expected in times of declining interest rates. These risks may reduce the Fund’s returns. In addition, investments in mortgage- and asset-backed securities, including those comprised of subprime mortgages, may be subject to a higher degree of credit risk, valuation risk, and liquidity risk than various other types of fixed-income securities. Additionally, although mortgage-backed securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that guarantors or insurers will meet their obligations.

Real Estate Investing

The Fund may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Restricted Security Transactions

Restricted securities held by the Fund may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933, as amended. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Fund to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Securities Lending

Under procedures adopted by the Trustees, the Fund may seek to earn additional income by lending securities to certain qualified broker-dealers and institutions. Deutsche Bank AG acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodian functions in accordance with the Agency Securities Lending and Repurchase Agreement. The Fund may lend portfolio securities in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, Janus Capital makes efforts to balance the benefits and risks from granting such loans. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund.

Upon receipt of cash collateral, Janus Capital may invest it in affiliated or non-affiliated cash management vehicles, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder. Janus Capital currently intends to invest the cash collateral in a cash management vehicle for which Janus Capital serves as investment adviser, Janus Henderson Cash Collateral Fund LLC. An investment in Janus Henderson Cash Collateral Fund LLC is generally subject to the same risks that shareholders experience when investing in similarly structured vehicles, such as the potential for significant fluctuations in assets as a result of the purchase and redemption activity of the securities lending program, a decline in the value of the collateral, and possible liquidity issues. Such risks may delay the return of the cash collateral and cause the Fund to violate its agreement to return the cash collateral to a borrower in a timely manner. As adviser to the Fund and Janus Henderson Cash Collateral Fund LLC, Janus Capital has an

inherent conflict of interest as a result of its fiduciary duties to both the Fund and Janus Henderson Cash Collateral Fund LLC. Additionally, Janus Capital receives an investment advisory fee of 0.05% for managing Janus Henderson Cash Collateral Fund LLC, but it may not receive a fee for managing certain other affiliated cash management vehicles in which the Fund may invest, and therefore may have an incentive to allocate preferred investment opportunities to investment vehicles for which it is receiving a fee.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

The cash collateral invested by Janus Capital is disclosed in the Schedule of Investments (if applicable).

Short Sales

The Fund may engage in “short sales against the box.” Short sales against the box involve either selling short a security that the Fund owns or selling short a security that the Fund has the right to obtain, for delivery at a specified date in the future. The Fund may enter into short sales against the box to hedge against anticipated declines in the market price of portfolio securities. The Fund does not deliver from its portfolio the securities sold short and does not immediately receive the proceeds of the short sale. The Fund borrows the securities sold short and receives proceeds from the short sale only when it delivers the securities to the lender. If the value of the securities sold short increases prior to the scheduled delivery date, the Fund loses the opportunity to participate in the gain.

The Fund may also engage in other short sales. The Fund may engage in short sales when the portfolio manager(s) and/or investment personnel anticipate that a security’s market purchase price will be less than its borrowing price. To complete the transaction, the Fund must borrow the security to deliver it to the purchaser and buy that same security in the market to return it to the lender. Although the potential for gain as a result of a short sale is limited to the price at which the Fund sold the security short less the cost of borrowing the security, the potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security. There is no assurance the Fund will be able to close out a short position at a particular time or at an acceptable price. A lender may request, or market conditions may dictate, that the securities sold short be returned to it on short notice, and the Fund may have to buy the borrowed securities at an unfavorable price. If this occurs at a time when other short sellers of the same security also want to close out their positions, it is more likely that the Fund will have to cover its short sale at an unfavorable price and potentially reduce or eliminate any gain, or cause a loss, as a result of the short sale. A gain or a loss will be recognized upon termination of a short sale. Short sales held by the Fund are fully collateralized by restricted cash or other securities, which are denoted on the accompanying Schedule of Investments. The Fund is also required to pay the lender of the security any dividends or interest that accrues on a borrowed security during the period of the loan. Depending on the arrangements made with the broker or custodian, the Fund may or may not receive any payments (including interest) on collateral it has deposited with the broker. The Fund pays stock loan fees, disclosed on the Consolidated Statement of Operations,/disclosed on the Statement of Operations, on assets borrowed from the security broker.

The Fund may also enter into short positions through derivative instruments, such as options contracts, futures contracts, and swap agreements, which may expose the Fund to similar risks. To the extent that the Fund enters into short derivative positions, the Fund may be exposed to risks similar to those associated with short sales, including the risk that the Fund’s losses are theoretically unlimited.

Sovereign Debt

The Fund may invest in U.S. and non-U.S. government debt securities (“sovereign debt”). Some investments in sovereign debt, such as U.S. sovereign debt, are considered low risk. However, investments in sovereign debt, especially the debt of less developed countries, can involve a high degree of risk, including the risk that the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or to pay the interest on its sovereign debt in a timely manner. A sovereign debtor’s willingness or ability to satisfy its debt obligation may be affected by various factors including, but not limited to, its cash flow situation, the extent of its foreign currency reserves, the availability of foreign exchange when a payment is due, the relative size of its debt position in relation to its economy as a whole, the sovereign debtor’s policy toward international lenders, and local political constraints to which the governmental entity may be subject. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies, and other entities. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance, or repay principal or interest when due may result in the cancellation of third party commitments to lend funds to the sovereign debtor, which may further impair such debtor’s ability or willingness to timely service its debts. The Fund may be requested to participate in the rescheduling of such sovereign debt and to extend further loans to governmental entities, which may adversely affect the Fund’s holdings. In the event of default, there may be limited or no legal remedies for collecting sovereign debt and there may be no bankruptcy proceedings through which the Fund may collect all or part of the sovereign debt that a governmental entity has not repaid. In addition, to the extent the Fund invests in non-U.S. sovereign debt, it may be subject to currency risk.

TBA Commitments

The Fund may enter into “to be announced” or “TBA” commitments. TBAs are forward agreements for the purchase or sale of securities, including mortgage-backed securities, for a fixed price, with payment and delivery on an agreed upon future settlement date. The specific securities to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including issuer, rate, and mortgage terms. Although the particular TBA securities must meet industry-accepted “good delivery” standards, there can be no assurance that a security purchased on forward commitment basis will ultimately be issued or delivered by the counterparty. During the settlement period, the Fund will still bear the risk of any decline in the value of the security to be delivered. Because TBA commitments do not require the purchase and sale of identical securities, the characteristics of the security delivered to the Fund may be less favorable than the security delivered to the dealer. If the counterparty to a transaction fails to deliver the security, the Fund could suffer a loss.

When-Issued, Delayed Delivery and Forward Commitment Transactions

The Fund may purchase or sell securities on a when-issued, delayed delivery, or forward commitment basis. When purchasing a security on a when-issued, delayed delivery, or forward commitment basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. Typically, no income accrues on securities the Fund has committed to purchase prior to the time delivery of the securities is made. Because the Fund is not required to pay for the security until the delivery date, these risks are in addition to the risks associated with the Fund’s other investments. If the other party to a transaction fails to deliver the securities, the Fund could miss a favorable price or yield opportunity. If the Fund remains substantially fully invested at a time when when-issued, delayed delivery, or forward commitment purchases are outstanding, the purchases may result in a form of leverage.

When the Fund has sold a security on a when-issued, delayed delivery, or forward commitment basis, the Fund does not participate in future gains or losses with respect to the security. If the other party to a transaction fails to pay for the securities, the Fund could suffer a loss. Additionally, when selling a security on a when-issued, delayed delivery, or forward commitment basis without owning the security, the Fund will incur a loss if the security’s price appreciates in value such that the security’s price is above the agreed upon price on the settlement date. The Fund may dispose of or renegotiate a transaction after it is entered into, and may purchase or sell when-issued, delayed delivery or forward commitment securities before the settlement date, which may result in a gain or loss.

Transactions with Affiliates

Pursuant to the provisions of the 1940 Act and related rules, the Fund may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Fund may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Fund is eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Henderson Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Henderson Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered product compliant with Rule 2a-7 under the 1940 Act. There are no restrictions on the Fund's ability to withdraw investments from Janus Henderson Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Fund to Janus Henderson Cash Liquidity Fund LLC. The units of Janus Henderson Cash Liquidity Fund LLC are not charged any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the period ended September 30, 2018 can be found in the “Schedules of Affiliated Investments” located in the Schedule of Investments.

Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to September 30, 2018 and through the date of the Fund’s filing and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s filing.

Janus Henderson Select Value Fund

Schedule of Investments (unaudited)

September 30, 2018

Shares or Principal Amounts		Value
Common Stocks – 91.7%
Aerospace & Defense – 0.5%
United Technologies Corp	2,348	$328,274
Banks – 13.6%
Access National Corp	13,789	373,820
Cadence BanCorp	36,482	952,910
Citigroup Inc	16,749	1,201,573
Citizens Financial Group Inc	28,429	1,096,507
First Horizon National Corp	38,576	665,822
Fulton Financial Corp	25,831	430,086
Pinnacle Financial Partners Inc	13,486	811,183
Union Bankshares Corp	11,084	427,067
US Bancorp	29,897	1,578,861
Wells Fargo & Co	17,618	926,002
		8,463,831
Beverages – 2.1%
PepsiCo Inc	11,942	1,335,116
Biotechnology – 1.6%
Gilead Sciences Inc	12,570	970,530
Capital Markets – 1.7%
Cohen & Steers Inc	26,169	1,062,723
Chemicals – 1.8%
NewMarket Corp	2,712	1,099,743
Commercial Services & Supplies – 1.3%
UniFirst Corp/MA	1,471	255,439
Waste Connections Inc	7,143	569,797
		825,236
Consumer Finance – 2.5%
Ally Financial Inc	13,236	350,092
Discover Financial Services	8,680	663,586
Synchrony Financial	17,255	536,285
		1,549,963
Containers & Packaging – 1.9%
Graphic Packaging Holding Co	83,536	1,170,339
Diversified Financial Services – 2.2%
Berkshire Hathaway Inc*	6,366	1,363,024
Electric Utilities – 2.7%
Evergy Inc	10,670	585,996
Exelon Corp	13,799	602,464
PPL Corp	16,166	473,017
		1,661,477
Electrical Equipment – 3.2%
Generac Holdings Inc*	21,013	1,185,343
Thermon Group Holdings Inc*	32,401	835,298
		2,020,641
Energy Equipment & Services – 3.0%
Keane Group Inc*	47,196	583,814
Mammoth Energy Services Inc	20,549	597,976
Schlumberger Ltd	11,472	698,874
		1,880,664
Equity Real Estate Investment Trusts (REITs) – 9.9%
American Homes 4 Rent	18,031	394,699
Equity Commonwealth*	45,355	1,455,442
Equity LifeStyle Properties Inc	13,964	1,346,828
Lamar Advertising Co	24,849	1,933,252
National Storage Affiliates Trust	17,802	452,883
Weyerhaeuser Co	17,829	575,342
		6,158,446
Food & Staples Retailing – 2.3%
Casey's General Stores Inc	11,224	1,449,131
Health Care Providers & Services – 3.5%
Laboratory Corp of America Holdings*	12,488	2,168,916
Hotels, Restaurants & Leisure – 2.6%
Cedar Fair LP	30,861	1,607,241
Household Products – 1.8%
Colgate-Palmolive Co	16,877	1,129,915
Insurance – 3.6%
Chubb Ltd	7,111	950,314
RenaissanceRe Holdings Ltd	9,644	1,288,245
		2,238,559

Shares or Principal Amounts		Value
Common Stocks – (continued)
Internet Software & Services – 3.0%
Alphabet Inc - Class A*	1,563	$1,886,666
Machinery – 1.6%
Donaldson Co Inc	6,653	387,604
Trinity Industries Inc	16,395	600,713
		988,317
Oil, Gas & Consumable Fuels – 4.7%
Cimarex Energy Co	7,427	690,265
Noble Energy Inc	20,336	634,280
Occidental Petroleum Corp	19,825	1,629,020
		2,953,565
Pharmaceuticals – 10.4%
Johnson & Johnson	18,324	2,531,827
Merck & Co Inc	24,186	1,715,755
Pfizer Inc	50,565	2,228,400
		6,475,982
Road & Rail – 1.8%
Ryder System Inc	4,152	303,387
Union Pacific Corp	4,936	803,729
		1,107,116
Semiconductor & Semiconductor Equipment – 1.5%
Analog Devices Inc	3,283	303,546
MKS Instruments Inc	7,787	624,128
		927,674
Software – 6.9%
Check Point Software Technologies Ltd*	10,496	1,235,064
Oracle Corp	47,168	2,431,982
Synopsys Inc*	6,487	639,683
		4,306,729
Total Common Stocks (cost $51,802,153)		57,129,818
Repurchase Agreements – 8.2%
Undivided interest of 5.6% in a joint repurchase agreement (principal amount $90,700,000 with a maturity value of $90,716,628) with ING Financial Markets LLC, 2.2000%, dated 9/28/18, maturing 10/1/18 to be repurchased at $5,100,935 collateralized by $92,927,700 in U.S. Treasuries 0.7500% - 3.0000%, 7/15/19 - 2/15/48 with a value of $92,530,996 (cost $5,100,000)	$5,100,000	5,100,000
Total Investments (total cost $56,902,153) – 99.9%		62,229,818
Cash, Receivables and Other Assets, net of Liabilities – 0.1%		38,427
Net Assets – 100%		$62,268,245

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$60,994,754	98.0%
Israel	1,235,064	2.0

Total	$62,229,818	100.0%

Notes to Schedule of Investments (unaudited)

LLC	Limited Liability Company
LP	Limited Partnership

*	Non-income producing security.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of September 30, 2018.

Valuation Inputs Summary

Level 2 -	Level 3 -

	Level 1 -	Other Significant	Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs

Assets
Investments in Securities:
Common Stocks	$57,129,818	$-	$-
Repurchase Agreements	-	5,100,000	-
Total Assets	$57,129,818	$5,100,000	$-

Organization and Significant Accounting Policies

Janus Henderson Select Value Fund (the “Fund”) is a series of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 48 funds, each of which offers multiple share classes, with differing investment objectives and policies. The Fund seeks capital appreciation. The Fund is classified as diversified, as defined in the 1940 Act.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of September 30, 2018 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments.

There were no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the period. The Fund recognizes transfers between the levels as of the beginning of the fiscal year.

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Additional Investment Risk

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) of 2010 provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt of countries such as Greece, Italy, Spain, Portugal, and Ireland. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations.

Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more "bailouts" from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (known as “Brexit”). There is considerable uncertainty about how Brexit will be conducted, how negotiations of necessary treaties and trade agreements will proceed, or how financial markets will react. In addition, one or more other countries may also abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital Management LLC (“Janus Capital”) believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Real Estate Investing

The Fund may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Repurchase Agreements

The Fund and other funds advised by Janus Capital or its affiliates may transfer daily uninvested cash balances into one or more joint trading accounts. Assets in the joint trading accounts are invested in money market instruments and the proceeds are allocated to the participating funds on a pro rata basis.

Repurchase agreements held by the Fund are fully collateralized, and such collateral is in the possession of the Fund’s custodian or, for tri-party agreements, the custodian designated by the agreement. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements, including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to September 30, 2018 and through the date of issuance of the Fund's filing and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s filing.

Janus Henderson Short-Term Bond Fund

Schedule of Investments (unaudited)

September 30, 2018

Shares or Principal Amounts		Value
Asset-Backed/Commercial Mortgage-Backed Securities – 15.3%
American Credit Acceptance Receivables Trust 2017-2,
2.4600%, 4/12/21 (144A)	$4,184,813	$4,182,262
Capital Auto Receivables Asset Trust 2015-1, 2.1000%, 1/21/20	2,299,146	2,298,080
Capital One Multi-Asset Execution Trust, 1.9900%, 7/17/23	19,818,000	19,414,169
Cazenovia Creek Funding II LLC, 3.5607%, 7/15/30 (144A)	15,347,155	15,306,769
Citibank Credit Card Issuance Trust, 1.8000%, 9/20/21	20,882,000	20,677,482
Citigroup Commercial Mortgage Trust 2014-GC25, 1.4850%, 10/10/47	273,868	273,180
Citigroup Commercial Mortgage Trust 2015-GC27, 1.3530%, 2/10/48	585,674	583,333
COMM 2014-CCRE19 Mortgage Trust, 1.4150%, 8/10/47	539,036	536,593
COMM 2014-CCRE20 Mortgage Trust, 1.3240%, 11/10/47	572,572	568,691
COMM 2015-CCRE25 Mortgage Trust, 1.7370%, 8/10/48	1,440,341	1,424,475
COMM 2015-DC1 Mortgage Trust, 1.4880%, 2/10/48	95,825	95,749
COMM 2015-LC19 Mortgage Trust, 1.3990%, 2/10/48	905,737	898,469
Conn Funding II LP, 2.7300%, 7/15/20 (144A)	457,323	457,262
Conn's Receivables Funding 2017-B LLC, 4.5200%, 11/15/20 (144A)	4,489,000	4,513,193
Conn's Receivables Funding 2018-A LLC, 3.2500%, 1/15/23 (144A)	2,173,263	2,173,266
Csail 2015-C2 Commercial Mortgage Trust, 1.4544%, 6/15/57	372,599	371,111
DBJPM 16-C3 Mortgage Trust, 1.5020%, 8/10/49	2,346,583	2,293,037
Domino's Pizza Master Issuer LLC, 3.0820%, 7/25/47 (144A)	10,840,498	10,470,187
First Investors Auto Owner Trust, 2.8400%, 5/16/22 (144A)	3,805,649	3,800,141
Freddie Mac Structured Agency Credit Risk Debt Notes,
ICE LIBOR USD 1 Month + 2.2000%, 4.4158%, 2/25/24‡	4,921,433	5,056,732
Freddie Mac Structured Agency Credit Risk Debt Notes,
ICE LIBOR USD 1 Month + 1.8500%, 4.0658%, 10/25/27‡	1,603,053	1,631,624
Golden Credit Card Trust, 1.9800%, 4/15/22 (144A)	9,925,000	9,752,306
Golden Credit Card Trust, 2.6200%, 1/15/23 (144A)	8,880,000	8,761,438
GS Mortgage Securities Trust 2014-GC24, 1.5090%, 9/10/47	444,482	442,536
GS Mortgage Securities Trust 2014-GC26, 1.4340%, 11/10/47	422,645	421,595
GS Mortgage Securities Trust 2015-GC28, 1.5280%, 2/10/48	474,745	472,306
Hertz Fleet Lease Funding LP,
ICE LIBOR USD 1 Month + 0.5000%, 2.6326%, 5/10/32 (144A)‡	7,131,000	7,147,591
Hertz Fleet Lease Funding LP, 3.2300%, 5/10/32 (144A)	5,862,000	5,857,446
JPMBB Commercial Mortgage Securities Trust 2015-C27, 1.4137%, 2/15/48	553,176	549,635
JPMBB Commercial Mortgage Securities Trust 2015-C28, 1.4451%, 10/15/48	252,043	251,427
JPMBB Commercial Mortgage Securities Trust 2015-C30, 1.7384%, 7/15/48	125,875	125,693
Morgan Stanley Bank of America Merrill Lynch Trust 2015-C25,
1.6150%, 10/15/48	2,654,754	2,617,587
Oscar US Funding Trust IV, 2.5300%, 7/15/20 (144A)	375,243	375,125
OSCAR US Funding Trust V, 2.3100%, 11/15/19 (144A)	35,706	35,690
OSCAR US Funding Trust VII LLC, 2.4500%, 12/10/21 (144A)	6,344,000	6,253,186
OSCAR US Funding Trust VII LLC, 2.7600%, 12/10/24 (144A)	6,344,000	6,193,381
Permanent Master Issuer PLC,
ICE LIBOR USD 3 Month + 0.3800%, 2.7500%, 7/15/58 (144A)‡	4,516,000	4,509,041
Prestige Auto Receivables Trust 2018-1, 3.7500%, 10/15/24 (144A)	1,721,000	1,720,781
PSNH Funding LLC 3, 3.0940%, 2/1/26	9,922,000	9,890,799
Santander Drive Auto Receivables Trust 2015-4, 3.5300%, 8/16/21	4,007,000	4,019,321
Santander Drive Auto Receivables Trust 2015-5, 2.7400%, 12/15/21	4,700,329	4,699,645
Santander Drive Auto Receivables Trust 2016-1, 3.0900%, 4/15/22	1,377,000	1,378,898
Santander Drive Auto Receivables Trust 2016-2, 2.6600%, 11/15/21	2,445,000	2,438,985
Santander Drive Auto Receivables Trust 2016-3, 2.4600%, 3/15/22	4,503,000	4,471,771
Santander Prime Auto Issuance Notes Trust 2018-A, 5.0400%, 9/15/25 (144A)	8,086,774	8,109,473
Silverstone Master Issuer PLC,
ICE LIBOR USD 3 Month + 0.3900%, 2.7253%, 1/21/70 (144A)‡	4,052,000	4,039,050
United Auto Credit Securitization Trust 2018-1, 3.0500%, 9/10/21 (144A)	2,961,000	2,945,338
Verizon Owner Trust 2016-1, 2.4500%, 9/20/21 (144A)	9,958,000	9,818,737
Verizon Owner Trust 2016-2, 2.1500%, 5/20/21 (144A)	6,888,000	6,794,792
Verizon Owner Trust 2017-2, 2.2200%, 12/20/21 (144A)	10,445,000	10,244,641
Verizon Owner Trust 2017-3, 2.3800%, 4/20/22 (144A)	1,913,000	1,878,067
Wells Fargo Commercial Mortgage Trust 2015-LC20, 1.4710%, 4/15/50	773,298	767,149
Wells Fargo Commercial Mortgage Trust 2015-LC22, 1.6390%, 9/15/58	1,222,603	1,208,969
Wells Fargo Commercial Mortgage Trust 2015-NXS3, 1.5040%, 9/15/57	1,684,887	1,668,500
Wells Fargo Commercial Mortgage Trust 2015-SG1, 1.5680%, 9/15/48	800,636	795,569
Total Asset-Backed/Commercial Mortgage-Backed Securities (cost $229,822,515)		227,682,273
Bank Loans and Mezzanine Loans – 4.4%
Capital Goods – 0.7%
Reynolds Group Holdings Inc,
ICE LIBOR USD 3 Month + 2.7500%, 4.9922%, 2/5/23‡	10,188,451	10,231,243

Shares or Principal Amounts		Value
Bank Loans and Mezzanine Loans – (continued)
Communications – 1.1%
Charter Communications Operating LLC,
ICE LIBOR USD 3 Month + 2.0000%, 4.2500%, 4/30/25‡	$16,783,409	$16,804,389
Consumer Cyclical – 1.8%
Golden Nugget Inc/NV, ICE LIBOR USD 3 Month + 2.7500%, 4.8567%, 10/4/23‡	5,941,275	5,961,535
Hilton Worldwide Finance LLC,
ICE LIBOR USD 3 Month + 1.7500%, 3.9658%, 10/25/23‡	20,553,487	20,644,333
		26,605,868
Consumer Non-Cyclical – 0.4%
HCA Inc, ICE LIBOR USD 3 Month + 2.0000%, 4.2422%, 3/13/25‡	5,200,666	5,236,759
Electric – 0%
NRG Energy Inc, ICE LIBOR USD 3 Month + 1.7500%, 4.1361%, 6/30/23‡	208,309	208,484
Technology – 0.2%
CommScope Inc, ICE LIBOR USD 3 Month + 2.0000%, 4.2422%, 12/29/22‡	2,086,616	2,094,440
Transportation – 0.2%
Hanjin International Corp,
ICE LIBOR USD 3 Month + 2.5000%, 4.8326%, 10/19/20‡	3,486,000	3,481,642
Total Bank Loans and Mezzanine Loans (cost $64,504,561)		64,662,825
Corporate Bonds – 62.5%
Banking – 19.8%
Ally Financial Inc, 3.2500%, 11/5/18	7,680,000	7,676,928
Ally Financial Inc, 3.5000%, 1/27/19	5,848,000	5,848,000
Bank of America Corp, 2.1510%, 11/9/20	11,072,000	10,834,829
Bank of America Corp, 2.5030%, 10/21/22	15,637,000	14,970,437
Capital One Financial Corp, 2.4000%, 10/30/20	5,719,000	5,599,053
Citibank NA, 1.8500%, 9/18/19	20,800,000	20,603,561
Citibank NA, ICE LIBOR USD 3 Month + 0.3200%, 2.6631%, 5/1/20‡	11,737,000	11,756,317
Citigroup Inc, 2.4500%, 1/10/20	25,066,000	24,850,584
Citizens Bank NA/Providence RI, 2.3000%, 12/3/18	16,723,000	16,715,525
Citizens Bank NA/Providence RI, 2.5000%, 3/14/19	13,850,000	13,837,030
Citizens Bank NA/Providence RI, 2.2500%, 3/2/20	5,288,000	5,216,860
Discover Bank, 2.6000%, 11/13/18	8,283,000	8,282,410
Fifth Third Bank/Cincinnati OH, 2.3000%, 3/15/19	10,388,000	10,370,636
First Republic Bank/CA, 2.3750%, 6/17/19	1,100,000	1,096,978
Goldman Sachs Group Inc, 2.7500%, 9/15/20	10,523,000	10,409,289
Goldman Sachs Group Inc, 3.0000%, 4/26/22	7,173,000	7,028,813
JPMorgan Chase & Co, 2.2950%, 8/15/21	21,032,000	20,445,989
JPMorgan Chase Bank NA, ICE LIBOR USD 3 Month + 0.3400%, 2.6749%, 4/26/21‡	19,662,000	19,679,792
Morgan Stanley, ICE LIBOR USD 3 Month + 0.8000%, 3.1193%, 2/14/20‡	13,201,000	13,232,145
National Australia Bank Ltd/New York, 2.2500%, 1/10/20	6,050,000	5,980,299
National Australia Bank Ltd/New York, 2.1250%, 5/22/20	10,783,000	10,605,296
PNC Bank NA, 2.0000%, 5/19/20	15,857,000	15,569,514
Synchrony Financial, 2.6000%, 1/15/19	8,188,000	8,181,324
Synchrony Financial, 3.0000%, 8/15/19	6,195,000	6,182,503
Toronto-Dominion Bank, 2.5500%, 1/25/21	13,977,000	13,767,377
UBS AG/London, 2.4500%, 12/1/20 (144A)	6,148,000	6,020,497
		294,761,986
Basic Industry – 6.7%
Air Liquide Finance SA, 1.3750%, 9/27/19 (144A)	12,236,000	12,049,181
Allegheny Technologies Inc, 5.9500%, 1/15/21	8,921,000	9,065,966
Anglo American Capital PLC, 4.1250%, 4/15/21 (144A)	3,520,000	3,538,656
Anglo American Capital PLC, 3.7500%, 4/10/22 (144A)	211,000	208,293
ArcelorMittal, 5.1250%, 6/1/20	6,082,000	6,228,272
ArcelorMittal, 5.5000%, 3/1/21	1,185,000	1,229,603
CF Industries Inc, 7.1250%, 5/1/20	17,494,000	18,499,905
CF Industries Inc, 3.4000%, 12/1/21 (144A)	1,065,000	1,048,852
Ecolab Inc, 2.0000%, 1/14/19	8,935,000	8,919,082
Freeport-McMoRan Inc, 3.5500%, 3/1/22	7,983,000	7,763,467
Glencore Finance Canada Ltd, 4.9500%, 11/15/21 (144A)	1,206,000	1,242,916
Hudbay Minerals Inc, 7.2500%, 1/15/23 (144A)	285,000	292,869
Lundin Mining Corp, 7.8750%, 11/1/22 (144A)	10,113,000	10,552,915
Platform Specialty Products Corp, 6.5000%, 2/1/22 (144A)	739,000	755,627
Sherwin-Williams Co, 2.2500%, 5/15/20	5,937,000	5,849,795
Steel Dynamics Inc, 5.1250%, 10/1/21	10,234,000	10,346,574
Teck Resources Ltd, 4.5000%, 1/15/21	2,878,000	2,906,780
		100,498,753
Brokerage – 1.2%
Charles Schwab Corp, ICE LIBOR USD 3 Month + 0.3200%, 2.6319%, 5/21/21‡	8,094,000	8,111,696
E*TRADE Financial Corp, 2.9500%, 8/24/22	10,120,000	9,785,270
		17,896,966
Capital Goods – 7.6%
Arconic Inc, 6.1500%, 8/15/20	10,800,000	11,205,000
Arconic Inc, 5.4000%, 4/15/21	8,794,000	9,071,275

Shares or Principal Amounts		Value
Corporate Bonds – (continued)
Capital Goods – (continued)
Ardagh Packaging Finance PLC / Ardagh Holdings USA Inc,
4.2500%, 9/15/22 (144A)	$1,567,000	$1,546,629
Ball Corp, 4.3750%, 12/15/20	22,119,000	22,395,487
Bemis Co Inc, 6.8000%, 8/1/19	2,080,000	2,143,123
CNH Industrial Capital LLC, 4.3750%, 4/5/22	4,471,000	4,523,758
General Dynamics Corp, ICE LIBOR USD 3 Month + 0.2900%, 2.6280%, 5/11/20‡	1,075,000	1,078,017
General Dynamics Corp, ICE LIBOR USD 3 Month + 0.3800%, 2.7180%, 5/11/21‡	1,075,000	1,082,213
HD Supply Inc, 5.7500%, 4/15/24 (144A)Ç	6,864,000	7,215,780
Huntington Ingalls Industries Inc, 5.0000%, 11/15/25 (144A)	9,046,000	9,357,906
Northrop Grumman Corp, 2.0800%, 10/15/20	11,630,000	11,367,943
Rockwell Collins Inc, 1.9500%, 7/15/19	3,055,000	3,034,459
Sealed Air Corp, 6.5000%, 12/1/20 (144A)	11,535,000	12,082,912
Vulcan Materials Co, ICE LIBOR USD 3 Month + 0.6500%, 2.9708%, 3/1/21‡	16,498,000	16,558,804
		112,663,306
Communications – 2.3%
American Tower Corp, 3.4000%, 2/15/19	13,238,000	13,261,020
Charter Communications Operating LLC / Charter Communications Operating Capital,
3.5790%, 7/23/20	8,077,000	8,081,841
Lamar Media Corp, 5.0000%, 5/1/23	139,000	141,085
Sirius XM Radio Inc, 3.8750%, 8/1/22 (144A)	270,000	265,764
TEGNA Inc, 5.1250%, 10/15/19	2,072,000	2,073,295
T-Mobile USA Inc, 6.0000%, 3/1/23	8,063,000	8,310,937
T-Mobile USA Inc, 6.3750%, 3/1/25	272,000	283,370
Zayo Group LLC / Zayo Capital Inc, 6.0000%, 4/1/23	1,443,000	1,486,290
		33,903,602
Consumer Cyclical – 5.2%
Fiat Chrysler Automobiles NV, 4.5000%, 4/15/20	1,320,000	1,328,250
Ford Motor Credit Co LLC, 2.9430%, 1/8/19	8,293,000	8,301,454
General Motors Co, 3.5000%, 10/2/18	24,672,000	24,672,000
General Motors Financial Co Inc, 3.1000%, 1/15/19	522,000	522,410
General Motors Financial Co Inc, 2.6500%, 4/13/20	6,474,000	6,406,448
GLP Capital LP / GLP Financing II Inc, 4.8750%, 11/1/20	2,064,000	2,100,120
Hyundai Capital America,
ICE LIBOR USD 3 Month + 0.9400%, 3.2178%, 7/8/21 (144A)‡	7,946,000	7,966,282
Jack Ohio Finance LLC / Jack Ohio Finance 1 Corp, 6.7500%, 11/15/21 (144A)	755,000	781,425
Lennar Corp, 4.1250%, 12/1/18	963,000	959,389
Lennar Corp, 4.7500%, 4/1/21	4,436,000	4,493,136
M/I Homes Inc, 6.7500%, 1/15/21	4,137,000	4,219,533
Meritage Homes Corp, 7.1500%, 4/15/20	9,692,000	10,138,607
MGM Resorts International, 5.2500%, 3/31/20	1,768,000	1,804,686
Michaels Stores Inc, 5.8750%, 12/15/20 (144A)	2,079,000	2,088,875
Schaeffler Finance BV, 4.7500%, 5/15/23 (144A)	510,000	513,825
Toll Brothers Finance Corp, 4.0000%, 12/31/18	1,080,000	1,079,136
		77,375,576
Consumer Non-Cyclical – 7.0%
Becton Dickinson and Co, 2.1330%, 6/6/19	5,309,000	5,277,582
Becton Dickinson and Co, 2.4040%, 6/5/20	6,320,000	6,223,848
Cardinal Health Inc, 1.9480%, 6/14/19	5,779,000	5,746,633
Constellation Brands Inc, 3.8750%, 11/15/19	6,579,000	6,633,254
Constellation Brands Inc, 3.7500%, 5/1/21	5,213,000	5,241,360
Constellation Brands Inc, 2.7000%, 5/9/22	2,948,000	2,842,243
Elanco Animal Health Inc, 3.9120%, 8/27/21 (144A)	2,833,000	2,835,561
HCA Inc, 4.2500%, 10/15/19	1,924,000	1,938,430
Molson Coors Brewing Co, 1.9000%, 3/15/19	9,882,000	9,842,987
Molson Coors Brewing Co, 2.2500%, 3/15/20	9,882,000	9,737,379
Newell Brands Inc, 2.6000%, 3/29/19	1,244,000	1,242,202
Newell Brands Inc, 3.1500%, 4/1/21	7,511,000	7,390,322
Shire Acquisitions Investments Ireland DAC, 1.9000%, 9/23/19	11,910,000	11,782,924
Tenet Healthcare Corp, 4.7500%, 6/1/20	1,065,000	1,076,981
Teva Pharmaceutical Finance Co BV, 3.6500%, 11/10/21	5,999,000	5,810,235
Teva Pharmaceutical Finance Netherlands III BV, 1.7000%, 7/19/19	1,513,000	1,488,423
Teva Pharmaceutical Finance Netherlands III BV, 2.2000%, 7/21/21	9,559,000	8,981,925
Zimmer Biomet Holdings Inc, 2.7000%, 4/1/20	10,254,000	10,153,712
		104,246,001
Electric – 0.5%
Dominion Energy Inc, 1.6000%, 8/15/19	6,336,000	6,263,087
NRG Energy Inc, 6.2500%, 7/15/22	481,000	496,248
Vistra Energy Corp, 7.3750%, 11/1/22	481,000	500,327
		7,259,662
Energy – 4.2%
Antero Resources Corp, 5.3750%, 11/1/21	2,477,000	2,508,706
Cenovus Energy Inc, 5.7000%, 10/15/19	179,000	183,208
EnLink Midstream Partners LP, 2.7000%, 4/1/19	7,901,000	7,875,314

Shares or Principal Amounts		Value
Corporate Bonds – (continued)
Energy – (continued)
Enterprise Products Operating LLC, 2.8500%, 4/15/21	$8,825,000	$8,713,630
Kinder Morgan Energy Partners LP, 2.6500%, 2/1/19	5,500,000	5,495,304
Kinder Morgan Inc/DE, 3.0500%, 12/1/19	25,898,000	25,857,281
NGPL PipeCo LLC, 4.3750%, 8/15/22 (144A)	7,241,000	7,295,307
NuStar Logistics LP, 4.8000%, 9/1/20	3,158,000	3,189,580
Western Gas Partners LP, 5.3750%, 6/1/21	1,303,000	1,346,719
		62,465,049
Insurance – 0.4%
Centene Corp, 5.6250%, 2/15/21	5,935,000	6,046,281
Natural Gas – 1.2%
Kinder Morgan Inc/DE, ICE LIBOR USD 3 Month + 1.2800%, 3.6192%, 1/15/23‡	9,587,000	9,738,415
Sempra Energy, ICE LIBOR USD 3 Month + 0.2500%, 2.5892%, 7/15/19‡	6,022,000	6,024,735
Sempra Energy, ICE LIBOR USD 3 Month + 0.5000%, 2.8392%, 1/15/21‡	1,692,000	1,692,429
		17,455,579
Owned No Guarantee – 0.4%
Syngenta Finance NV, 3.6980%, 4/24/20 (144A)	2,840,000	2,836,644
Syngenta Finance NV, 3.9330%, 4/23/21 (144A)	2,624,000	2,616,620
		5,453,264
Real Estate Investment Trusts (REITs) – 0.5%
SL Green Operating Partnership LP,
ICE LIBOR USD 3 Month + 0.9800%, 3.3230%, 8/16/21‡	7,644,000	7,653,230
Technology – 5.4%
Analog Devices Inc, 2.9500%, 1/12/21	12,016,000	11,910,146
Broadcom Corp / Broadcom Cayman Finance Ltd, 2.3750%, 1/15/20	8,321,000	8,223,374
Broadcom Corp / Broadcom Cayman Finance Ltd, 2.2000%, 1/15/21	15,484,000	15,001,932
EMC Corp, 2.6500%, 6/1/20	15,297,000	15,018,160
First Data Corp, 7.0000%, 12/1/23 (144A)	15,579,000	16,221,634
Iron Mountain Inc, 4.3750%, 6/1/21 (144A)	6,100,000	6,115,250
Seagate HDD Cayman, 3.7500%, 11/15/18	3,555,000	3,553,953
Total System Services Inc, 3.8000%, 4/1/21	4,003,000	4,016,564
		80,061,013
Transportation – 0.1%
United Continental Holdings Inc, 6.0000%, 12/1/20	1,896,000	1,976,580
Total Corporate Bonds (cost $937,906,466)		929,716,848
Mortgage-Backed Securities – 0.1%
Freddie Mac Structured Agency Credit Risk Debt Notes:
5.4648%, 7/25/23 (cost $943,108)	937,444	939,654
United States Treasury Notes/Bonds – 12.0%
1.8750%, 12/31/19	13,855,000	13,713,203
1.3750%, 2/15/20	14,784,000	14,513,153
2.2500%, 2/29/20	22,975,000	22,817,047
2.2500%, 3/31/20	18,570,000	18,430,725
1.5000%, 4/15/20	4,048,000	3,970,993
2.6250%, 7/31/20	31,081,000	30,980,229
2.6250%, 8/31/20	59,514,900	59,303,343
2.7500%, 8/15/21	15,203,000	15,147,176
Total United States Treasury Notes/Bonds (cost $179,796,843)		178,875,869
Investment Companies – 3.0%
Money Markets – 3.0%
Janus Henderson Cash Liquidity Fund LLC, 2.0479%ºº,£ (cost $45,254,267)	45,254,267	45,254,267
Commercial Paper – 4.6%
MUFG Bank Ltd/NY, 0%, 10/26/18◊	$22,900,000	22,860,513
Skandinaviska Enskilda Banken AB, 0%, 10/26/18 (Section 4(2))◊	22,900,000	22,861,100
Sumitomo Mitsui Banking Corp/New York, 0%, 10/26/18 (Section 4(2))◊	22,900,000	22,860,691
Total Commercial Paper (cost $68,581,819)		68,582,304
Total Investments (total cost $1,526,809,579) – 101.9%		1,515,714,040
Liabilities, net of Cash, Receivables and Other Assets – (1.9)%		(27,711,723)
Net Assets – 100%		$1,488,002,317

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$1,304,212,979	86.0%
Japan	58,167,771	3.8
Canada	35,663,978	2.4
Sweden	22,861,100	1.5
Australia	16,585,595	1.1

Israel	16,280,583	1.1
Switzerland	12,716,677	0.8
France	12,049,181	0.8
Chile	10,552,915	0.7
Luxembourg	7,457,875	0.5
United Kingdom	5,367,300	0.4
Netherlands	4,509,041	0.3
South Africa	3,746,949	0.3
South Korea	3,481,642	0.2
Ireland	1,546,629	0.1
Germany	513,825	0.0

Total	$1,515,714,040	100.0%

Schedules of Affiliated Investments – (% of Net Assets)

	Dividend Income	Realized Gain/(Loss)	Change in Unrealized Appreciation/ Depreciation	Value at 9/30/18
Investment Companies - 3.0%
Money Markets - 3.0%
Janus Henderson Cash Liquidity Fund LLC, 2.0479%ºº	$91,401	$-	$-	$45,254,267

	Share Balance at 6/30/18	Purchases	Sales	Share Balance at 9/30/18
Investment Companies - 3.0%
Money Markets - 3.0%
Janus Henderson Cash Liquidity Fund LLC, 2.0479%ºº	8,486,000	275,801,511	(239,033,244)	45,254,267

Average Ending Monthly Market Value of Derivative Instruments During the Period Ended September 30, 2018

Market Value
Futures contracts, sold	$19,371,731

Notes to Schedule of Investments (unaudited)

ICE	Intercontinental Exchange
LIBOR	London Interbank Offered Rate
LLC	Limited Liability Company
LP	Limited Partnership
PLC	Public Limited Company

144A

Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Unless otherwise noted, these securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 144A securities as of the period ended September 30, 2018 is $250,789,383, which represents 16.9% of net assets.

4(2)

Securities sold under Section 4(2) of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Unless otherwise noted, these securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 4(2) securities as of the period ended September 30, 2018 is $45,721,791, which represents 3.1% of net assets.

‡

Variable or floating rate security. Rate shown is the current rate as of September 30, 2018. Certain variable rate securities are not based on a published reference rate and spread; they are determined by the issuer or agent and current market conditions. Reference rate is as of reset date and may vary by security, which may not indicate a reference rate and/or spread in their description.

ºº	Rate shown is the 7-day yield as of September 30, 2018.

Ç	Step bond. The coupon rate will increase or decrease periodically based upon a predetermined schedule. The rate shown reflects the current rate.

◊	Zero coupon bond.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of September 30, 2018.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs

Assets
Investments in Securities:
Asset-Backed/Commercial Mortgage-Backed Securities	$-	$227,682,273	$-
Bank Loans and Mezzanine Loans	-	64,662,825	-
Corporate Bonds	-	929,716,848	-
Mortgage-Backed Securities	-	939,654	-
United States Treasury Notes/Bonds	-	178,875,869	-
Investment Companies	-	45,254,267	-
Commercial Paper	-	68,582,304	-
Total Assets	$-	$1,515,714,040	$-

Organization and Significant Accounting Policies

Janus Henderson Short-Term Bond Fund (the “Fund”) is a series of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 48 funds, each of which offers multiple share classes, with differing investment objectives and policies. The Fund seeks as high a level of current income as is consistent with preservation of capital. The Fund is classified as diversified, as defined in the 1940 Act.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of September 30, 2018 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments.

There were no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the period. The Fund recognizes transfers between the levels as of the beginning of the fiscal year.

Derivative Instruments

The Fund may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Fund may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on future contracts, options on foreign currencies, options on recovery locks, options on security and commodity indices, swaps, forward contracts, structured investments, and other equity-linked derivatives. Each derivative instrument that was held by the Fund during the period ended September 30, 2018 is discussed in further detail below.

The Fund may use derivative instruments for hedging purposes (to offset risks associated with an investment, currency exposure, or market conditions), to adjust currency exposure relative to a benchmark index, or for speculative purposes (to earn income and seek to enhance returns). When the Fund invests in a derivative for speculative purposes, the Fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The Fund may not use any derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly. The Fund’s ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks.

In pursuit of its investment objective, the Fund may seek to use derivatives to increase or decrease exposure to the following market risk factors:

• Commodity Risk – the risk related to the change in value of commodities or commodity-linked investments due to changes in the overall market movements, volatility of the underlying benchmark, changes in interest rates, or other factors affecting a particular industry or commodity such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political, and regulatory developments.

• Counterparty Risk – the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Fund.

• Credit Risk – the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

• Currency Risk – the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

• Equity Risk – the risk related to the change in value of equity securities as they relate to increases or decreases in the general market.

• Index Risk – if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

• Interest Rate Risk – the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause the Fund’s NAV to likewise decrease.

• Leverage Risk – the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. The Fund creates leverage by investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies, such as short sales, that involve leverage can result in losses that greatly exceed the amount originally invested.

• Liquidity Risk – the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk.

In an effort to mitigate credit risk associated with derivatives traded OTC, the Fund may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Fund may require the counterparty to post collateral if the Fund has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. Additionally, the Fund may deposit cash and/or treasuries as collateral with the counterparty and/or custodian daily (based on the daily valuation of the financial asset) if the Fund has a net aggregate unrealized loss on OTC derivative contracts with a particular counterparty. All liquid securities and restricted cash are considered to cover in an amount at all times equal to or greater than the Fund’s commitment with respect to certain exchange-traded derivatives, centrally cleared derivatives, forward foreign currency exchange contracts, short sales, and/or securities with extended settlement dates. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on Janus Capital Management LLC's (“Janus Capital”) ability to establish and maintain appropriate systems and trading.

Futures Contracts

A futures contract is an exchange-traded agreement to take or make delivery of an underlying asset at a specific time in the future for a specific predetermined negotiated price. The Fund may enter into futures contracts to gain exposure to the stock market or other markets pending investment of cash balances or to meet liquidity needs. The Fund is subject to interest rate risk, equity risk, and currency risk in the normal course of pursuing its investment objective through its investments in futures contracts. The Fund may also use such derivative instruments to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts may involve risks such as the possibility of illiquid markets or imperfect correlation between the values of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Futures contracts on commodities are valued at the settlement price on valuation date on the commodities exchange as reported by an approved vendor. Mini contracts, as defined in the description of the contract, shall be valued using the Actual Settlement Price or “ASET” price type as reported by an approved vendor. In the event that foreign futures trade when the foreign equity markets are closed, the last foreign futures trade price shall be used. Securities held by the Fund that are designated as collateral for market value on futures contracts are noted on the Schedule of Investments (if applicable). Such collateral is in the possession of the Fund’s futures commission merchant.

With futures, there is minimal counterparty credit risk to the Fund since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

During the period, the Fund sold interest rate futures to decrease exposure to interest rate risk.

There were no futures held at September 30, 2018.

Additional Investment Risk

The Fund may be invested in lower-rated debt securities that have a higher risk of default or loss of value since these securities may be sensitive to economic changes, political changes, or adverse developments specific to the issuer.

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) of 2010 provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt of countries such as Greece, Italy, Spain, Portugal, and Ireland. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more "bailouts" from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (known as “Brexit”). There is considerable uncertainty about how Brexit will be conducted, how negotiations of necessary treaties and trade agreements will proceed, or how financial markets will react. In addition, one or more other countries may also abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Loans

The Fund may invest in various commercial loans, including bank loans, bridge loans, debtor-in-possession (“DIP”) loans, mezzanine loans, and other fixed and floating rate loans. These loans may be acquired through loan participations and assignments or on a when-issued basis. Commercial loans will comprise no more than 20% of the Fund’s total assets. Below are descriptions of the types of loans held by the Fund as of September 30, 2018.

• Bank Loans - Bank loans are obligations of companies or other entities entered into in connection with recapitalizations, acquisitions, and refinancings. The Fund’s investments in bank loans are generally acquired as a participation interest in, or assignment of, loans originated by a lender or other financial institution. These investments may include institutionally-traded floating and fixed-rate debt securities.

• Floating Rate Loans – Floating rate loans are debt securities that have floating interest rates, that adjust periodically, and are tied to a benchmark lending rate, such as London Interbank Offered Rate (“LIBOR”). In other cases, the lending rate could be tied to the prime rate offered by one or more major U.S. banks or the rate paid on large certificates of deposit traded in the secondary markets. If the benchmark lending rate changes, the rate payable to lenders under the loan will change at the next scheduled adjustment date specified in the loan agreement. Floating rate loans are typically issued to companies (‘‘borrowers’’) in connection with recapitalizations, acquisitions, and refinancings. Floating rate loan investments are generally below investment grade. Senior floating rate loans are secured by specific collateral of a borrower and are senior in the borrower’s capital structure. The senior position in the borrower’s capital structure generally gives holders of senior loans a claim on certain of the borrower’s assets that is senior to subordinated debt and preferred and common stock in the case of a borrower’s default. Floating rate loan investments may involve foreign borrowers, and investments may be denominated in foreign currencies. Floating rate loans often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged. The Fund may invest in obligations of borrowers who are in bankruptcy proceedings. While the Fund generally expects to invest in fully funded term loans, certain of the loans in which the Fund may invest include revolving loans, bridge loans, and delayed draw term loans.

Purchasers of floating rate loans may pay and/or receive certain fees. The Fund may receive fees such as covenant waiver fees or prepayment penalty fees. The Fund may pay fees such as facility fees. Such fees may affect the Fund’s return.

• Mezzanine Loans - Mezzanine loans are secured by the stock of the company that owns the assets. Mezzanine loans are a hybrid of debt and equity financing that is typically used to fund the expansion of existing companies. A mezzanine loan is composed of debt capital that gives the lender the right to convert to an ownership or equity interest in the company if the loan is not paid back in time and in full. Mezzanine loans typically are the most subordinated debt obligation in an issuer’s capital structure.

Mortgage- and Asset-Backed Securities

Mortgage- and asset-backed securities represent interests in “pools” of commercial or residential mortgages or other assets, including consumer loans or receivables. The Fund may purchase fixed or variable rate commercial or residential mortgage-backed securities issued by the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”), the Federal Home Loan Mortgage Corporation (“Freddie Mac”), or other governmental or government-related entities. Ginnie Mae’s guarantees are backed by the full faith and credit of the U.S. Government, which means that the U.S. Government guarantees that the interest and principal will be paid when due. Fannie Mae and Freddie Mac securities are not backed by the full faith and credit of the U.S. Government. In September 2008, the Federal Housing Finance Agency (“FHFA”), an agency of the U.S. Government, placed Fannie Mae and Freddie Mac under conservatorship. Since that time, Fannie Mae and Freddie Mac have received capital support through U.S. Treasury preferred stock purchases, and Treasury and Federal Reserve purchases of their mortgage-

backed securities. The FHFA and the U.S. Treasury have imposed strict limits on the size of these entities’ mortgage portfolios. The FHFA has the power to cancel any contract entered into by Fannie Mae and Freddie Mac prior to FHFA’s appointment as conservator or receiver, including the guarantee obligations of Fannie Mae and Freddie Mac.

The Fund may also purchase other mortgage- and asset-backed securities through single- and multi-seller conduits, collateralized debt obligations, structured investment vehicles, and other similar securities. Asset-backed securities may be backed by various consumer obligations, including automobile loans, equipment leases, credit card receivables, or other collateral. In the event the underlying loans are not paid, the securities’ issuer could be forced to sell the assets and recognize losses on such assets, which could impact your return. Unlike traditional debt instruments, payments on these securities include both interest and a partial payment of principal. Mortgage- and asset-backed securities are subject to both extension risk, where borrowers pay off their debt obligations more slowly in times of rising interest rates, and prepayment risk, where borrowers pay off their debt obligations sooner than expected in times of declining interest rates. These risks may reduce the Fund’s returns. In addition, investments in mortgage- and asset-backed securities, including those comprised of subprime mortgages, may be subject to a higher degree of credit risk, valuation risk, and liquidity risk than various other types of fixed-income securities. Additionally, although mortgage-backed securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that guarantors or insurers will meet their obligations.

Real Estate Investing

The Fund may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Sovereign Debt

The Fund may invest in U.S. and non-U.S. government debt securities (“sovereign debt”). Some investments in sovereign debt, such as U.S. sovereign debt, are considered low risk. However, investments in sovereign debt, especially the debt of less developed countries, can involve a high degree of risk, including the risk that the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or to pay the interest on its sovereign debt in a timely manner. A sovereign debtor’s willingness or ability to satisfy its debt obligation may be affected by various factors including, but not limited to, its cash flow situation, the extent of its foreign currency reserves, the availability of foreign exchange when a payment is due, the relative size of its debt position in relation to its economy as a whole, the sovereign debtor’s policy toward international lenders, and local political constraints to which the governmental entity may be subject. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies, and other entities. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance, or repay principal or interest when due may result in the cancellation of third party commitments to lend funds to the sovereign debtor, which may further impair such debtor’s ability or willingness to timely service its debts. The Fund may be requested to participate in the rescheduling of such sovereign debt and to extend further loans to governmental entities, which may adversely affect the Fund’s holdings. In the event of default, there may be limited or no legal remedies for collecting sovereign debt and there may be no bankruptcy proceedings through which the Fund may collect all or part of the sovereign debt that a governmental entity has not repaid. In addition, to the extent the Fund invests in non-U.S. sovereign debt, it may be subject to currency risk.

When-Issued, Delayed Delivery and Forward Commitment Transactions

The Fund may purchase or sell securities on a when-issued, delayed delivery, or forward commitment basis. When purchasing a security on a when-issued, delayed delivery, or forward commitment basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. Typically, no income accrues on securities the Fund has committed to purchase prior to the time delivery of the securities is made. Because the Fund is not required to pay for the security until the delivery date, these risks are in addition to the risks associated with the Fund’s other investments. If the other party to a transaction fails to deliver the securities, the Fund could miss a favorable price or yield opportunity. If the Fund remains substantially fully invested at a time when when-issued, delayed delivery, or forward commitment purchases are outstanding, the purchases may result in a form of leverage.

When the Fund has sold a security on a when-issued, delayed delivery, or forward commitment basis, the Fund does not participate in future gains or losses with respect to the security. If the other party to a transaction fails to pay for the securities, the Fund could suffer a loss. Additionally, when selling a security on a when-issued, delayed delivery, or forward commitment basis without owning the security, the Fund will incur a loss if the security’s price appreciates in value such that the security’s price is above the agreed upon price on the settlement date. The Fund may dispose of or renegotiate a transaction after it is entered into, and may purchase or sell when-issued, delayed delivery or forward commitment securities before the settlement date, which may result in a gain or loss.

Transactions with Affiliates

Pursuant to the provisions of the 1940 Act and related rules, the Fund may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Fund may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Fund is eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Henderson Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Henderson Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered product compliant with Rule 2a-7 under the 1940 Act. There are no restrictions on the Fund's ability to withdraw investments from Janus Henderson Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Fund to Janus Henderson Cash Liquidity Fund LLC. The units of Janus Henderson Cash Liquidity Fund LLC are not charged any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the period ended September 30, 2018 can be found in the “Schedules of Affiliated Investments” located in the Schedule of Investments.

Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to September 30, 2018 and through the date of issuance of the Fund's filing and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s filing

Janus Henderson Small Cap Value Fund

Schedule of Investments (unaudited)

September 30, 2018

Shares or Principal Amounts		Value
Common Stocks – 94.3%
Aerospace & Defense – 1.6%
BWX Technologies Inc	386,230	$24,154,824
National Presto Industries Inc	185,478	24,047,223
		48,202,047
Auto Components – 2.0%
Delphi Technologies PLC	996,312	31,244,344
Dorman Products Inc*	381,754	29,364,518
		60,608,862
Banks – 17.9%
1st Source Corp	564,661	29,712,462
Access National Corp	967,737	26,235,350
BancFirst Corp	579,672	34,751,336
Bank of Hawaii Corp	410,174	32,366,830
Cadence BanCorp	1,849,918	48,319,858
Carolina Financial Corp	1,034,862	39,034,995
Columbia Banking System Inc	198,858	7,709,725
FB Financial Corp	475,919	18,646,506
Fulton Financial Corp	1,399,412	23,300,210
Hancock Whitney Corp	862,304	41,002,555
HomeTrust Bancshares Inc*	673,713	19,638,734
Independent Bank Corp/Rockland MA	254,449	21,017,487
Pacific Premier Bancorp Inc*	1,284,738	47,792,254
Pinnacle Financial Partners Inc	754,866	45,405,190
Prosperity Bancshares Inc	1,015,774	70,443,927
Union Bankshares Corp	1,082,324	41,701,944
		547,079,363
Capital Markets – 1.7%
Cohen & Steers Inc	1,245,454	50,577,887
Chemicals – 4.9%
NewMarket Corp	140,418	56,940,903
Valvoline Inc	2,498,709	53,747,231
Westlake Chemical Partners LP	1,577,166	39,271,433
		149,959,567
Commercial Services & Supplies – 2.5%
UniFirst Corp/MA	446,088	77,463,181
Communications Equipment – 0.1%
Ituran Location and Control Ltd	26,279	903,998
Silicom Ltd*	85,509	3,468,245
		4,372,243
Construction & Engineering – 1.2%
Valmont Industries Inc	271,683	37,628,095
Containers & Packaging – 3.2%
Graphic Packaging Holding Co	5,151,509	72,172,641
Sonoco Products Co	439,369	24,384,980
		96,557,621
Electrical Equipment – 4.5%
Encore Wire Corp	980,734	49,134,773
Generac Holdings Inc*	811,577	45,781,059
Thermon Group Holdings Inc*	1,605,936	41,401,030
		136,316,862
Electronic Equipment, Instruments & Components – 4.2%
Avnet Inc	1,102,265	49,348,404
Celestica Inc*	3,514,158	38,058,331
Tech Data Corp*	254,086	18,184,935
Vishay Intertechnology Inc	1,148,621	23,374,437
		128,966,107
Energy Equipment & Services – 2.8%
Apergy Corp*	715,719	31,176,720
Keane Group Inc*	2,978,152	36,839,740
Mammoth Energy Services Inc	607,745	17,685,380
		85,701,840
Equity Real Estate Investment Trusts (REITs) – 6.9%
Equity Commonwealth*	2,056,754	66,001,236
Physicians Realty Trust	2,448,335	41,278,928
STAG Industrial Inc	1,641,640	45,145,100
Sun Communities Inc	576,622	58,550,198
		210,975,462
Food & Staples Retailing – 2.0%
Casey's General Stores Inc	271,192	35,013,599

Shares or Principal Amounts		Value
Common Stocks – (continued)
Food & Staples Retailing – (continued)
Ingles Markets Inc£	781,130	$26,753,703
		61,767,302
Food Products – 5.8%
Cal-Maine Foods Inc	692,884	33,466,297
Hostess Brands Inc*	1,631,666	18,062,543
Nomad Foods Ltd*	4,131,708	83,708,404
Seaboard Corp	11,270	41,812,151
		177,049,395
Hotels, Restaurants & Leisure – 3.1%
Cedar Fair LP	1,796,516	93,562,553
Information Technology Services – 1.2%
Euronet Worldwide Inc*	360,055	36,084,712
Insurance – 7.6%
Argo Group International Holdings Ltd	918,071	57,884,377
First American Financial Corp	752,752	38,834,476
Hanover Insurance Group Inc	620,079	76,499,146
RenaissanceRe Holdings Ltd	432,436	57,764,801
		230,982,800
Leisure Products – 1.1%
Acushnet Holdings Corp	1,174,709	32,222,268
Life Sciences Tools & Services – 0.8%
Cambrex Corp*	367,754	25,154,374
Machinery – 3.0%
Lincoln Electric Holdings Inc	463,553	43,314,392
Trinity Industries Inc	1,307,399	47,903,099
		91,217,491
Metals & Mining – 1.9%
Commercial Metals Co	1,564,839	32,110,496
Compass Minerals International Inc	364,378	24,486,202
		56,596,698
Multi-Utilities – 3.5%
Black Hills Corp	1,056,873	61,393,753
NorthWestern Corp	765,071	44,879,065
		106,272,818
Oil, Gas & Consumable Fuels – 2.1%
Gulfport Energy Corp*	2,037,928	21,214,830
Jagged Peak Energy Inc*	2,357,310	32,601,597
Newfield Exploration Co*	356,099	10,266,334
		64,082,761
Road & Rail – 2.2%
Ryder System Inc	928,290	67,830,150
Semiconductor & Semiconductor Equipment – 0.9%
Advanced Energy Industries Inc*	558,027	28,822,095
Software – 1.0%
Nice Ltd (ADR)*	255,528	29,250,290
Textiles, Apparel & Luxury Goods – 0.5%
Movado Group Inc	402,618	16,869,694
Thrifts & Mortgage Finance – 2.9%
Beneficial Bancorp Inc	2,013,701	34,031,547
Merchants Bancorp/IN	841,744	21,397,132
Washington Federal Inc	988,271	31,624,672
		87,053,351
Trading Companies & Distributors – 1.2%
GATX Corp	415,571	35,984,293
Total Common Stocks (cost $2,532,399,261)		2,875,212,182
Investment Companies – 1.2%
Open-End Fund – 1.2%
Boyd Group Income Fund (cost $25,698,764)	368,654	35,960,535
Repurchase Agreements – 4.7%
Undivided interest of 50.0% in a joint repurchase agreement (principal amount $100,000,000 with a maturity value of $100,018,333) with ING Financial Markets LLC, 2.2000%, dated 9/28/18, maturing 10/1/18 to be repurchased at $50,009,167 collateralized by $102,344,417 in U.S. Treasuries 0.8750% - 6.6250%, 5/15/19 - 8/15/46 with a value of $102,018,757	$50,000,000	50,000,000
Undivided interest of 25.1% in a joint repurchase agreement (principal amount $90,700,000 with a maturity value of $90,716,628) with ING Financial Markets LLC, 2.2000%, dated 9/28/18, maturing 10/1/18 to be repurchased at $22,804,180 collateralized by $92,927,700 in U.S. Treasuries 0.7500% - 3.0000%, 7/15/19 - 2/15/48 with a value of $92,530,996	22,800,000	22,800,000

Shares or Principal Amounts		Value
Repurchase Agreements – (continued)
Undivided interest of 46.7% in a joint repurchase agreement (principal amount $150,000,000 with a maturity value of $150,027,375) with Royal Bank of Canada, NY Branch, 2.1900%, dated 9/28/18, maturing 10/1/18 to be repurchased at $70,012,775 collateralized by $160,261,756 in U.S. Treasuries 1.5000% - 3.8750%, 8/15/26 - 8/15/44 with a value of $153,028,010	$70,000,000	$70,000,000
Total Repurchase Agreements (cost $142,800,000)		142,800,000
Total Investments (total cost $2,700,898,025) – 100.2%		3,053,972,717
Liabilities, net of Cash, Receivables and Other Assets – (0.2)%		(6,118,524)
Net Assets – 100%		$3,047,854,193

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$2,862,622,914	93.7%
United Kingdom	83,708,404	2.8
Canada	74,018,866	2.4
Israel	33,622,533	1.1

Total	$3,053,972,717	100.0%

Schedules of Affiliated Investments – (% of Net Assets)

	Dividend Income(1)	Realized Gain/(Loss)(1)	Change in Unrealized Appreciation/ Depreciation(1)	Value at 9/30/18
Common Stocks - 0.9%
Electrical Equipment - 0.0%
Encore Wire Corpš	$22,083	$404,308	$2,649,980	$	N/A
Thermon Group Holdings Inc*,š	-	985,262	4,250,542		N/A
Total Electrical Equipment	$22,083	$1,389,570	$6,900,522		$-
Food & Staples Retailing - 0.9%
Ingles Markets Inc	136,247	264,693	1,819,179		26,753,703
Total Affiliated Investments - 0.9%	$158,330	$1,654,263	$8,719,701		$26,753,703

(1) For securities that were affiliated for a portion of the period ended September 30, 2018, this column reflects amounts for the entire period ended September 30, 2018 and not just the period in which the security was affiliated.

	Share Balance at 6/30/18	Purchases	Sales	Share Balance at 9/30/18
Common Stocks - 0.9%
Electrical Equipment - 0.0%
Encore Wire Corpš	1,104,162	-	(123,428)	980,734
Thermon Group Holdings Inc*,š	1,785,623	-	(179,687)	1,605,936
Food & Staples Retailing - 0.9%
Ingles Markets Inc	825,741	-	(44,611)	781,130

Notes to Schedule of Investments (unaudited)

ADR	American Depositary Receipt
LLC	Limited Liability Company
LP	Limited Partnership

PLC	Public Limited Company

*	Non-income producing security.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

š	Company was no longer an affiliate as of September 30, 2018.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of September 30, 2018.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs

Assets
Investments in Securities:
Common Stocks	$2,875,212,182	$-	$-
Investment Companies	35,960,535	-	-
Repurchase Agreements	-	142,800,000	-
Total Assets	$2,911,172,717	$142,800,000	$-

Organization and Significant Accounting Policies

Janus Henderson Small Cap Value Fund (the “Fund”) is a series of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 48 funds, each of which offers multiple share classes, with differing investment objectives and policies. The Fund seeks capital appreciation. The Fund is classified as diversified, as defined in the 1940 Act.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of September 30, 2018 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments.

There were no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the period. The Fund recognizes transfers between the levels as of the beginning of the fiscal year.

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Additional Investment Risk

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) of 2010 provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt of countries such as Greece, Italy, Spain, Portugal, and Ireland. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more "bailouts" from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (known as “Brexit”). There is considerable uncertainty about how Brexit will be conducted, how negotiations of necessary treaties and trade agreements will proceed, or how financial markets will react. In addition, one or more other countries may also abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital Management LLC (“Janus Capital”) believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Real Estate Investing

The Fund may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Repurchase Agreements

The Fund and other funds advised by Janus Capital or its affiliates may transfer daily uninvested cash balances into one or more joint trading accounts. Assets in the joint trading accounts are invested in money market instruments and the proceeds are allocated to the participating funds on a pro rata basis.

Repurchase agreements held by the Fund are fully collateralized, and such collateral is in the possession of the Fund’s custodian or, for tri-party agreements, the custodian designated by the agreement. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements, including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

Transactions with Affiliates

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the period ended September 30, 2018 can be found in the “Schedules of Affiliated Investments” located in the Schedule of Investments.

Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to September 30, 2018 and through the date of issuance of the Fund's filing and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s filing.

Janus Henderson Strategic Income Fund

Schedule of Investments (unaudited)

September 30, 2018

Shares/Principal/ Contract Amounts			Value
Asset-Backed/Commercial Mortgage-Backed Securities – 0%
Tesco Property Finance 3 PLC, 5.7440%, 4/13/40 (cost $507,753)	340,201	GBP	$505,313
Bank Loans and Mezzanine Loans – 4.1%
Basic Industry – 0.2%
SIG Combibloc PurchaseCo Sarl,
Euro Interbank Offered Rate + 2.5000%, 0%, 9/17/25(a),‡	1,700,000	EUR	1,988,945
Communications – 0.4%
McAfee LLC, Euro Interbank Offered Rate + 4.2500%, 4.2500%, 9/30/24‡	990,000	EUR	1,155,326
McAfee LLC, ICE LIBOR USD 3 Month + 4.5000%, 6.7422%, 9/30/24‡	$2,178,000		2,194,727
			3,350,053
Consumer Cyclical – 0.6%
Delta 2 Lux Sarl, ICE LIBOR USD 3 Month + 3.0000%, 4.7422%, 2/1/24‡	4,733,844		4,694,411
Consumer Non-Cyclical – 0.9%
Auris Luxembourg III Sarl,
ICE LIBOR USD 3 Month + 3.0000%, 5.3861%, 1/17/22‡	965,081		973,526
Ceva Sante Animale SA,
Euro Interbank Offered Rate + 3.0000%, 3.0000%, 6/30/21‡	2,640,160	EUR	3,074,711
Froneri International PLC, ICE LIBOR GBP + 3.2500%, 0%, 1/31/25(a),‡	2,244,543	GBP	2,929,981
			6,978,218
Industrial – 0.8%
Fugue Finance BV, Euro Interbank Offered Rate + 3.2500%, 3.2500%, 8/30/24‡	5,265,417	EUR	6,125,158
Technology – 1.2%
Evergood 4 ApS, Euro Interbank Offered Rate + 3.2500%, 3.0000%, 2/6/25‡	4,766,804	EUR	5,535,890
SS&C European Holdings Sarl,
ICE LIBOR USD 3 Month + 2.2500%, 4.4922%, 4/16/25‡	1,123,890		1,124,598
SS&C Technologies Inc, ICE LIBOR USD 3 Month + 2.2500%, 4.4922%, 4/16/25‡	2,896,616		2,898,441
			9,558,929
Total Bank Loans and Mezzanine Loans (cost $33,301,513)			32,695,714
Corporate Bonds – 53.4%
Banking – 8.0%
Bank of America Corp, 3.3000%, 8/5/21	5,870,000	AUD	4,274,257
Bank of America Corp,
Canada Bankers Acceptances 3 M + 1.2020%, 3.4070%, 9/20/25‡	2,500,000	CAD	1,912,563
Barclays Bank PLC, ICE LIBOR USD 3 Month + 1.5500%, 6.2780%µ	4,600,000		4,691,540
Citigroup Inc, 3.7500%, 5/4/21	7,216,000	AUD	5,310,886
Cooperatieve Rabobank UA/Australia, 4.2500%, 5/12/26	3,000,000	AUD	2,238,956
Credit Suisse AG/Sydney, 3.5000%, 4/29/20	4,830,000	AUD	3,535,782
Goldman Sachs Group Inc, 4.0000%, 5/2/24	5,270,000	AUD	3,853,438
HBOS Sterling Finance Jersey LP,
UK Govt Bonds 5 Year Note Generic Bid Yield + 4.4000%, 7.8810%µ	1,909,000	GBP	3,559,785
JPMorgan Chase & Co, 4.5000%, 1/30/26	2,170,000	AUD	1,650,213
Lloyds Banking Group PLC, ICE LIBOR USD 3 Month + 1.2700%, 6.6570% (144A)µ	5,486,000		5,592,319
Morgan Stanley, 3.1250%, 8/5/21	4,000,000	CAD	3,098,134
Morgan Stanley, 5.0000%, 9/30/21	5,000,000	AUD	3,812,936
RBS Capital Trust II, ICE LIBOR USD 3 Month + 1.9425%, 6.4250%µ	2,686,000		3,176,195
Royal Bank of Scotland Group PLC, ICE LIBOR USD 3 Month + 2.5000%, 7.6480%µ	3,430,000		4,291,787
Wachovia Capital Trust III, ICE LIBOR USD 3 Month + 0.9300%, 5.5700%µ	10,121,000		10,024,850
Wells Fargo & Co, 3.0000%, 1/22/21	3,500,000		3,470,405
			64,494,046
Brokerage – 0.8%
Standard Life Aberdeen PLC,
UK Govt Bonds 5 Year Note Generic Bid Yield + 4.8500%, 5.5000%, 12/4/42‡	400,000	GBP	571,773
Standard Life Aberdeen PLC,
US Treasury Yield Curve Rate + 2.9150%, 4.2500%, 6/30/48‡	3,700,000		3,531,487
Standard Life Aberdeen PLC,
UK Govt Bonds 5 Year Note Generic Bid Yield + 2.7000%, 6.5460%µ	700,000	GBP	962,644
Standard Life Aberdeen PLC,
UK Govt Bonds 5 Year Note Generic Bid Yield + 2.8500%, 6.7500%µ	606,000	GBP	1,054,402
			6,120,306
Capital Goods – 0.9%
Ardagh Packaging Finance PLC / Ardagh Holdings USA Inc, 6.0000%, 2/15/25	860,000		844,520
Ardagh Packaging Finance PLC / Ardagh Holdings USA Inc, 4.7500%, 7/15/27	1,000,000	GBP	1,272,541
Berry Global Inc, 6.0000%, 10/15/22	3,154,000		3,248,620
Berry Global Inc, 5.1250%, 7/15/23	902,000		911,696
Silgan Holdings Inc, 4.7500%, 3/15/25	1,125,000		1,078,594
			7,355,971
Communications – 9.5%
Arqiva Broadcast Finance PLC, 6.7500%, 9/30/23	1,600,000	GBP	2,134,647

Shares/Principal/ Contract Amounts			Value
Corporate Bonds – (continued)
Communications – (continued)
AT&T Inc, 2.4500%, 6/30/20	$3,500,000		$3,452,330
CCO Holdings LLC / CCO Holdings Capital Corp, 5.1250%, 5/1/23 (144A)	1,300,000		1,305,265
CCO Holdings LLC / CCO Holdings Capital Corp, 5.8750%, 5/1/27 (144A)	418,000		414,342
Crown Castle International Corp, 3.2000%, 9/1/24	676,000		642,912
Crown Castle International Corp, 3.6500%, 9/1/27	2,810,000		2,638,821
Crown Castle International Corp, 3.8000%, 2/15/28	1,990,000		1,886,155
Daily Mail & General Trust PLC, 5.7500%, 12/7/18	788,000	GBP	1,034,156
Deutsche Telekom International Finance BV, 2.2250%, 1/17/20	2,820,000		2,786,209
Deutsche Telekom International Finance BV, 1.5000%, 4/3/28	5,600,000	EUR	6,451,429
Lions Gate Capital Holdings LLC, 5.8750%, 11/1/24 (144A)	3,815,000		3,910,375
Orange SA, 1.0000%, 5/12/25	1,700,000	EUR	1,974,483
Orange SA, 1.3750%, 1/16/30	5,500,000	EUR	6,149,988
Sirius XM Radio Inc, 6.0000%, 7/15/24 (144A)	4,550,000		4,721,535
Sirius XM Radio Inc, 5.3750%, 4/15/25 (144A)	2,315,000		2,323,681
T-Mobile USA Inc, 6.0000%, 3/1/23	2,100,000		2,164,575
T-Mobile USA Inc, 6.5000%, 1/15/26	2,320,000		2,430,664
T-Mobile USA Inc, 4.5000%, 2/1/26	596,000		568,137
T-Mobile USA Inc, 4.7500%, 2/1/28	3,727,000		3,508,039
Verizon Communications Inc, 1.7500%, 8/15/21	3,500,000		3,356,748
Verizon Communications Inc, 3.1250%, 3/16/22	2,100,000		2,079,320
Verizon Communications Inc, 3.5000%, 2/17/23	2,120,000	AUD	1,535,743
Verizon Communications Inc, 4.5000%, 8/17/27	3,200,000	AUD	2,330,526
Virgin Media Secured Finance PLC, 6.2500%, 3/28/29	3,052,000	GBP	4,163,915
Vodafone Group PLC, 3.2500%, 12/13/22	3,200,000	AUD	2,298,852
Vodafone Group PLC, 2.9500%, 2/19/23	3,092,000		2,981,536
Zayo Group LLC / Zayo Capital Inc, 5.7500%, 1/15/27 (144A)	6,650,000		6,663,300
			75,907,683
Consumer Cyclical – 8.2%
Amazon.com Inc, 3.1500%, 8/22/27	3,268,000		3,129,693
Anheuser-Busch InBev Finance Inc, 2.6000%, 5/15/24	4,500,000	CAD	3,326,969
Coca-Cola Co, 3.2500%, 6/11/24	4,000,000	AUD	2,914,346
Co-operative Group Holdings 2011 Ltd, 6.8750%, 7/8/20Ç	2,509,000	GBP	3,490,706
Co-operative Group Holdings 2011 Ltd, 7.5000%, 7/8/26Ç	2,800,000	GBP	4,304,725
CPUK Finance Ltd, 4.2500%, 8/28/22ž	1,700,000	GBP	2,213,288
CPUK Finance Ltd, 4.2500%, 8/28/22	700,000	GBP	911,354
CPUK Finance Ltd, 4.8750%, 8/28/25ž	1,000,000	GBP	1,298,305
CPUK Finance Ltd, 4.8750%, 8/28/25	400,000	GBP	519,322
IHS Markit Ltd, 5.0000%, 11/1/22 (144A)	1,400,000		1,441,440
ISS Global A/S, 1.1250%, 1/7/21	1,500,000	EUR	1,770,244
KFC Holding Co/Pizza Hut Holdings LLC/Taco Bell of America LLC,
4.7500%, 6/1/27 (144A)	606,000		582,517
Mastercard Inc, 2.1000%, 12/1/27	2,000,000	EUR	2,513,153
Mastercard Inc, 3.8000%, 11/21/46	2,146,000		2,052,651
McDonald's Corp, 3.1250%, 3/4/25	10,380,000	CAD	7,868,787
McDonald's Corp, 2.6250%, 6/11/29	1,800,000	EUR	2,270,464
PepsiCo Inc, 2.1500%, 5/6/24	7,800,000	CAD	5,716,376
Service Corp International/US, 4.6250%, 12/15/27	6,882,000		6,589,515
Visa Inc, 2.7500%, 9/15/27	8,500,000		7,911,349
Walmart Inc, 2.5500%, 4/8/26	2,000,000	EUR	2,580,028
Walmart Inc, 4.0000%, 4/11/43	2,625,000		2,583,816
			65,989,048
Consumer Non-Cyclical – 11.8%
Altria Group Inc, 2.8500%, 8/9/22	4,600,000		4,494,610
Aramark Services Inc, 5.1250%, 1/15/24	681,000		688,321
Aramark Services Inc, 5.0000%, 4/1/25 (144A)	445,000		446,669
Aramark Services Inc, 4.7500%, 6/1/26	2,419,000		2,370,620
Aramark Services Inc, 5.0000%, 2/1/28 (144A)	3,000,000		2,940,000
Bacardi Ltd, 4.4500%, 5/15/25	4,736,000		4,719,537
BAT Capital Corp, 2.7640%, 8/15/22 (144A)	1,692,000		1,630,161
BAT International Finance PLC, 6.0000%, 6/29/22	950,000	GBP	1,411,949
BAT International Finance PLC, 0.8750%, 10/13/23	2,500,000	EUR	2,881,141
Catalent Pharma Solutions Inc, 4.8750%, 1/15/26 (144A)	3,439,000		3,310,037
Coca-Cola Co, 0.7500%, 3/9/23	2,000,000	EUR	2,350,643
Constellation Brands Inc, 4.7500%, 11/15/24	1,605,000		1,661,217
Constellation Brands Inc, 3.5000%, 5/9/27	4,000,000		3,734,639

Shares/Principal/ Contract Amounts			Value
Corporate Bonds – (continued)
Consumer Non-Cyclical – (continued)
Cott Holdings Inc, 5.5000%, 4/1/25 (144A)	$2,036,000		$1,987,645
FBG Finance Pty Ltd, 3.2500%, 9/6/22	2,330,000	AUD	1,690,487
FBG Finance Pty Ltd, 3.7500%, 9/6/24	710,000	AUD	516,893
HCA Inc, 5.0000%, 3/15/24	67,000		68,675
HCA Inc, 5.2500%, 6/15/26	2,390,000		2,458,712
Heineken NV, 3.5000%, 1/29/28	2,320,000		2,214,136
Heineken NV, 2.0200%, 5/12/32	2,800,000	EUR	3,292,880
Heineken NV, 4.3500%, 3/29/47	1,160,000		1,130,858
IQVIA Inc, 4.8750%, 5/15/23 (144A)	2,500,000		2,512,500
Kellogg Co, 1.2500%, 3/10/25	4,200,000	EUR	4,867,495
Keurig Dr Pepper Inc, 4.0570%, 5/25/23 (144A)	2,166,000		2,168,666
LVMH Moet Hennessy Louis Vuitton SE, 0.7500%, 5/26/24	5,000,000	EUR	5,838,704
Pernod Ricard SA, 1.5000%, 5/18/26	6,000,000	EUR	7,104,657
Philip Morris International Inc, 2.0000%, 2/21/20	3,530,000		3,482,017
Sysco Corp, 1.2500%, 6/23/23	4,200,000	EUR	5,006,021
Sysco Corp, 3.5500%, 3/15/25	3,088,000		3,020,009
Tesco PLC, 6.1250%, 2/24/22	1,550,000	GBP	2,266,179
Tesco PLC, 5.5000%, 1/13/33	3,691,000	GBP	5,549,141
Tesco PLC, 6.1500%, 11/15/37	3,080,000		3,207,854
Tesco PLC, 5.2000%, 3/5/57	700,000	GBP	1,049,900
Wm Morrison Supermarkets PLC, 3.5000%, 7/27/26	1,997,000	GBP	2,727,729
			94,800,702
Industrial – 1.4%
Annington Funding PLC, 2.6460%, 7/12/25	2,750,000	GBP	3,528,611
Annington Funding PLC, 3.6850%, 7/12/34	3,100,000	GBP	4,067,167
Cintas Corp No 2, 2.9000%, 4/1/22	2,000,000		1,950,732
Cintas Corp No 2, 3.7000%, 4/1/27	2,000,000		1,946,999
			11,493,509
Insurance – 3.0%
Aviva PLC, ICE LIBOR GBP 3 Month + 3.2600%, 6.8750%, 5/20/58‡	1,333,000	GBP	2,032,836
Aviva PLC, UK Govt Bonds 5 Year Note Generic Bid Yield + 2.9700%, 6.8750%µ	1,300,000	GBP	1,760,660
AXA SA, ICE LIBOR USD 3 Month + 2.2560%, 6.3790% (144A)µ	3,500,000		3,692,500
BUPA Finance PLC,
UK Govt Bonds 5 Year Note Generic Bid Yield + 2.6000%, 6.1250%µ	1,414,000	GBP	1,948,686
Legal & General Group PLC,
UK Govt Bonds 5 Year Note Generic Bid Yield + 2.3300%, 5.8750%µ	1,300,000	GBP	1,711,953
Phoenix Group Holdings, 4.1250%, 7/20/22	1,600,000	GBP	2,101,566
Phoenix Group Holdings, 6.6250%, 12/18/25	2,412,000	GBP	3,353,986
Prudential PLC, 7.7500%µ	6,000,000		6,116,424
Scottish Widows Ltd, 7.0000%, 6/16/43	612,000	GBP	936,116
			23,654,727
Non-Agency Commercial Mortgage-Backed Securities – 0.2%
Nationwide Building Society, 10.2500%µ	850,000	GBP	1,658,737
Owned No Guarantee – 0.5%
TenneT Holding BV, 1.7500%, 6/4/27	3,000,000	EUR	3,637,547
Real Estate Investment Trusts (REITs) – 0.2%
Digital Realty Trust LP, 4.7500%, 10/1/25	1,900,000		1,947,028
Supranational – 1.3%
European Investment Bank, 2.7000%, 1/12/23	10,000,000	AUD	7,232,442
European Investment Bank, 3.1000%, 8/17/26	4,520,000	AUD	3,267,760
			10,500,202
Technology – 7.6%
Alphabet Inc, 1.9980%, 8/15/26	4,820,000		4,341,288
Apple Inc, 2.6500%, 6/10/20	2,800,000	AUD	2,027,482
Apple Inc, 3.7000%, 8/28/22	15,060,000	AUD	11,225,071
Dell International LLC / EMC Corp, 5.4500%, 6/15/23 (144A)	8,635,000		9,069,993
Equinix Inc, 5.3750%, 4/1/23	2,200,000		2,257,618
Equinix Inc, 2.8750%, 10/1/25	2,100,000	EUR	2,403,981
First Data Corp, 5.7500%, 1/15/24 (144A)	1,110,000		1,124,152
Intel Corp, 4.0000%, 12/1/22	7,500,000	AUD	5,606,577
InterXion Holding NV, 4.7500%, 6/15/25ž	2,000,000	EUR	2,433,945
InterXion Holding NV, 4.7500%, 6/15/25	450,000	EUR	547,638
Iron Mountain Inc, 6.0000%, 8/15/23	2,000,000		2,051,260
Iron Mountain Inc, 4.8750%, 9/15/27 (144A)	653,000		598,311

Shares/Principal/ Contract Amounts			Value
Corporate Bonds – (continued)
Technology – (continued)
Iron Mountain Inc, 5.2500%, 3/15/28 (144A)	$1,334,000		$1,237,285
Microsoft Corp, 3.1250%, 12/6/28	8,000,000	EUR	11,057,915
Microsoft Corp, 3.4500%, 8/8/36	1,325,000		1,262,240
salesforce.com Inc, 3.7000%, 4/11/28	2,512,000		2,488,939
VMware Inc, 3.9000%, 8/21/27	1,135,000		1,073,140
			60,806,835
Total Corporate Bonds (cost $444,874,189)			428,366,341
Foreign Government Bonds – 24.9%
Australia Government Bond, 1.7500%, 11/21/20	8,000,000	AUD	5,746,731
Australia Government Bond, 2.0000%, 12/21/21	11,000,000	AUD	7,924,341
Australia Government Bond, 2.7500%, 4/21/24	29,129,000	AUD	21,461,696
Australia Government Bond, 2.2500%, 5/21/28	8,000,000	AUD	5,571,237
Australia Government Bond, 3.7500%, 4/21/37	48,000,000	AUD	38,426,572
Australia Government Bond, 3.0000%, 3/21/47	11,000,000	AUD	7,718,992
Canadian Government Bond, 0.5000%, 3/1/22	13,250,000	CAD	9,663,523
Canadian Government Bond, 1.7500%, 3/1/23	52,500,000	CAD	39,676,669
Canadian Government Bond, 1.0000%, 6/1/27	40,850,000	CAD	28,128,459
Canadian Government Bond, 2.7500%, 12/1/48	10,000,000	CAD	8,284,940
United Kingdom Gilt, 0.7500%, 7/22/23	21,600,000	GBP	27,597,410
Total Foreign Government Bonds (cost $206,718,224)			200,200,570
United States Treasury Notes/Bonds – 9.4%
2.0000%, 1/31/20	10,000,000		9,905,469
2.6250%, 8/31/20	35,000,000		34,875,586
2.7500%, 11/15/23	23,000,000		22,781,680
2.8750%, 5/15/28	8,000,000		7,880,312
Total United States Treasury Notes/Bonds (cost $75,880,156)			75,443,047
Investment Companies – 8.2%
Exchange-Traded Funds (ETFs) – 1.1%
iShares US Preferred Stock	225,000		8,354,250
Money Markets – 7.1%
Fidelity Investments Money Market Treasury Portfolio, 1.9300%ºº	57,244,596		57,244,596
Total Investment Companies (cost $65,592,231)			65,598,846
Exchange-Traded Purchased Options – Calls – 0%
US Treasury Long Bond Future,
Notional amount $600,000, premiums paid $94,578, unrealized depreciation $(57,078), exercise price $149.00, expires 11/23/18*	600		37,500
Total Investments (total cost $826,968,644) – 100.0%			802,847,331
Liabilities, net of Cash, Receivables and Other Assets – (0.0)%			(337,623)
Net Assets – 100%			$802,509,708

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$399,130,953	49.7%
United Kingdom	133,756,238	16.7
Australia	97,349,771	12.1
Canada	87,741,236	10.9
France	27,835,043	3.5
Netherlands	15,495,960	1.9
Germany	9,237,638	1.1
Denmark	7,306,134	0.9
Hong Kong	6,125,158	0.8
Belgium	5,534,349	0.7
Bermuda	4,719,537	0.6
Switzerland	3,535,782	0.4
Luxembourg	2,962,471	0.4
Ireland	2,117,061	0.3

Total	$802,847,331	100.0%

Schedule of Forward Foreign Currency Exchange Contracts, Open

Counterparty/ Foreign Currency	Settlement Date	Foreign Currency Amount (Sold)/ Purchased	USD Currency Amount (Sold)/ Purchased	Market Value and Unrealized Appreciation/ (Depreciation)
BNP Paribas:
Australian Dollar	10/24/18	(741,695)	$539,553	$3,446
Australian Dollar	10/24/18	(213,848,793)	153,332,885	(1,240,214)
British Pound	10/24/18	(75,277,540)	98,676,546	467,195
British Pound	10/24/18	580,553	(764,550)	(7,144)
Canadian Dollar	10/24/18	10,863,294	(8,386,954)	29,254
Canadian Dollar	10/24/18	(152,799,262)	117,377,656	(1,001,777)
Euro	10/24/18	(82,340,752)	96,160,933	384,854
Euro	10/24/18	2,716,047	(3,199,785)	(40,567)
Total				$(1,404,953)

Schedule of Futures

Description	Number of Contracts	Expiration Date	Value and Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin Asset/(Liability)
Futures Purchased:
10-Year Australian Treasury Bond	340	12/17/18	$31,665,552	$(231,927)	$86,698
10-Year Canadian Treasury Bond	151	12/18/18	15,505,707	(144,602)	21,814
10-Year US Treasury Note	291	12/19/18	34,565,344	(22,734)	(23,119)
3-Year Australian Treasury Bond	750	12/17/18	60,326,968	(50,435)	75,182
Long Gilt	179	12/27/18	28,212,083	(281,118)	(30,810)
Ultra Long Term US Treasury Bond	57	12/19/18	8,008,500	10,313	11,148
Total				$(720,503)	$140,913

Schedule of OTC Credit Default Swaps - Buy Protection
Counterparty/ Reference Asset	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Contracts, at Value Asset/(Liability)

Barclays Capital, Inc.:

Renault SA, Fixed Rate 1.00%, Paid quarterly	12/20/21	3,000,000	EUR	$10,704	$(54,870)	$(44,166)

Citibank:

Airbus SE, Fixed Rate 1.00%, Paid quarterly	12/20/23	3,400,000	EUR	(125,777)	(15,416)	(141,193)
Commonwealth Bank of Australia, Fixed Rate 1.00%, Paid quarterly	6/20/23	2,205,000	USD	(28,624)	(18,235)	(46,859)
Commonwealth Bank of Australia, Fixed Rate 1.00%, Paid quarterly	6/20/23	2,205,000	USD	(25,915)	(20,944)	(46,859)
National Australia Bank Ltd, Fixed Rate 1.00%, Paid quarterly	6/20/23	4,410,000	USD	(53,845)	(32,595)	(86,440)
Peugeot SA, Fixed Rate 5.00%, Paid quarterly	12/20/22	1,400,000	EUR	(308,323)	32,620	(275,703)
Westpac Banking Corp, Fixed	6/20/23	2,205,000	USD	(26,923)	(16,207)	(43,130)

Rate 1.00%, Paid quarterly
Westpac Banking Corp, Fixed Rate 1.00%, Paid quarterly	6/20/23	2,205,000	USD	(29,127)	(14,003)	(43,130)
				(598,534)	(84,780)	(683,314)

JPMorgan Chase & Co.:

Host Hotels & Resorts LP, Fixed Rate 1.00%, Paid quarterly	12/20/20	1,250,000	USD	20,186	(44,269)	(24,083)
Host Hotels & Resorts LP, Fixed Rate 1.00%, Paid quarterly	12/20/20	1,250,000	USD	20,186	(44,269)	(24,083)
				40,372	(88,538)	(48,166)
Total				$(547,458)	$(228,188)	$(775,646)

Average Ending Monthly Market Value of Derivative Instruments During the Period Ended September 30, 2018

Market Value(a)
Credit default swaps, short	$ (1,088,586)
Forward foreign currency exchange contracts, purchased	10,228,582
Forward foreign currency exchange contracts, sold	464,147,135
Futures contracts, purchased	191,274,287
Purchased options contracts, call	9,375

(a) Forward foreign currency exchange contracts are reported as the average ending monthly currency amount purchased or sold.

Notes to Schedule of Investments (unaudited)

ICE	Intercontinental Exchange
LIBOR	London Interbank Offered Rate
LLC	Limited Liability Company
OTC	Over-the-Counter
PLC	Public Limited Company

144A

Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Unless otherwise noted, these securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 144A securities as of the period ended September 30, 2018 is $57,672,693, which represents 7.2% of net assets.

*	Non-income producing security.

(a)

All or a portion of this position is not funded, or has been purchased on a delayed delivery or when-issued basis. If applicable, interest rates will be determined and interest will begin to accrue at a future date. See Notes to Schedule of Investments.

‡

Variable or floating rate security. Rate shown is the current rate as of September 30, 2018. Certain variable rate securities are not based on a published reference rate and spread; they are determined by the issuer or agent and current market conditions. Reference rate is as of reset date and may vary by security, which may not indicate a reference rate and/or spread in their description.

ž	Issued by the same entity and traded on separate exchanges.

ºº	Rate shown is the 7-day yield as of September 30, 2018.

µ	This variable rate security is a perpetual bond. Perpetual bonds have no contractual maturity date, are not redeemable, and pay an indefinite stream of interest. The coupon rate shown represents the current interest rate.

Ç	Step bond. The coupon rate will increase or decrease periodically based upon a predetermined schedule. The rate shown reflects the current rate.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of September 30, 2018.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs

Assets
Investments in Securities:
Asset-Backed/Commercial Mortgage-Backed Securities	$-	$505,313	$-
Bank Loans and Mezzanine Loans	-	32,695,714	-
Corporate Bonds	-	428,366,341	-
Foreign Government Bonds	-	200,200,570	-
United States Treasury Notes/Bonds	-	75,443,047	-
Investment Companies	65,598,846	-	-
Exchange Traded Purchased Options – Calls	37,500	-	-
Total Investments in Securities	$65,636,346	$737,210,985	$-
Other Financial Instruments(a):
Forward Foreign Currency Exchange Contracts	$-	$884,749	$-
Variation Margin Receivable	194,842	-	-
Total Assets	$65,831,188	$738,095,734	$-
Liabilities
Other Financial Instruments(a):
Forward Foreign Currency Exchange Contracts	$-	$2,289,702	$-
Outstanding Swap Contracts, at Value	-	775,646	-
Variation Margin Payable	53,929	-	-
Total Liabilities	$53,929	$3,065,348	$-

(a)

Other financial instruments include forward foreign currency exchange, futures, written options, written swaptions, and swap contracts. Forward foreign currency exchange contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract's value from trade date. Futures, certain written options on futures, and centrally cleared swap contracts are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. Written options, written swaptions, and other swap contracts are reported at their market value at measurement date.

Organization and Significant Accounting Policies

Janus Henderson Strategic Income Fund (the “Fund”) is a series of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 48 funds, each of which offers multiple share classes, with differing investment objectives and policies. The Fund seeks total return through current income and capital appreciation. The Fund is classified as diversified, as defined in the 1940 Act.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price.

Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of September 30, 2018 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments.

There were no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the period. The Fund recognizes transfers between the levels as of the beginning of the fiscal year.

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Derivative Instruments

The Fund may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Fund may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on future contracts, options on foreign currencies, options on recovery locks, options on security and commodity indices, swaps, forward contracts, structured investments, and other equity-linked derivatives. Each derivative instrument that was held by the Fund during the period ended September 30, 2018 is discussed in further detail below.

The Fund may use derivative instruments for hedging purposes (to offset risks associated with an investment, currency exposure, or market conditions), to adjust currency exposure relative to a benchmark index, or for speculative purposes (to earn income and seek to enhance returns). When the Fund invests in a derivative for speculative purposes, the Fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The Fund may not use any derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly. The Fund’s ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks.

In pursuit of its investment objective, the Fund may seek to use derivatives to increase or decrease exposure to the following market risk factors:

• Commodity Risk – the risk related to the change in value of commodities or commodity-linked investments due to changes in the overall market movements, volatility of the underlying benchmark, changes in interest rates, or other factors affecting a particular industry or commodity such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political, and regulatory developments.

• Counterparty Risk – the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Fund.

• Credit Risk – the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

• Currency Risk – the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

• Equity Risk – the risk related to the change in value of equity securities as they relate to increases or decreases in the general market.

• Index Risk – if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

• Interest Rate Risk – the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause the Fund’s NAV to likewise decrease.

• Leverage Risk – the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. The Fund creates leverage by investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies, such as short sales, that involve leverage can result in losses that greatly exceed the amount originally invested.

• Liquidity Risk – the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk.

In an effort to mitigate credit risk associated with derivatives traded OTC, the Fund may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Fund may require the counterparty to post collateral if the Fund has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. Additionally, the Fund may deposit cash and/or treasuries as collateral with the counterparty and/or custodian daily (based on the daily valuation of the financial asset) if the Fund has a net aggregate unrealized loss on OTC derivative contracts with a particular counterparty. All liquid securities and restricted cash are considered to cover in an amount at all times equal to or greater than the Fund’s commitment with respect to certain exchange-traded derivatives, centrally cleared derivatives, forward foreign currency exchange contracts, short sales, and/or securities with extended settlement dates. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on Janus Capital Management LLC's (“Janus Capital”) ability to establish and maintain appropriate systems and trading.

Forward Foreign Currency Exchange Contracts

A forward foreign currency exchange contract (“forward currency contract”) is an obligation to buy or sell a specified currency at a future date at a negotiated rate (which may be U.S. dollars or a foreign currency). The Fund may enter into forward currency contracts for hedging purposes, including, but not limited to, reducing exposure to changes in foreign currency exchange rates on foreign portfolio holdings and locking in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. The Fund may also invest in forward currency contracts for non-hedging purposes such as seeking to enhance returns. The Fund is subject to currency risk and counterparty risk in the normal course of pursuing its investment objective through its investments in forward currency contracts.

Forward currency contracts are valued by converting the foreign value to U.S. dollars by using the current spot U.S. dollar exchange rate and/or forward rate for that currency. Exchange and forward rates as of the close of the NYSE shall be used to value the forward currency contracts.

The Fund may enter into forward currency contracts with the obligation to purchase foreign currencies in the future at an agreed upon rate in order to decrease exposure to currency risk associated with foreign currency denominated securities held by the Fund and/or in order to take a positive outlook on the related currency to increase exposure to currency risk.

The Fund may enter into forward currency contracts with the obligation to sell foreign currencies in the future at an agreed upon rate in order to decrease exposure to currency risk associated with foreign currency denominated securities held by the Fund and/or in order to take a negative outlook on the related currency to increase exposure to currency risk.

Futures Contracts

A futures contract is an exchange-traded agreement to take or make delivery of an underlying asset at a specific time in the future for a specific predetermined negotiated price. The Fund may enter into futures contracts to gain exposure to the stock market or other markets pending investment of cash balances or to meet liquidity needs. The Fund is subject to interest rate risk, equity risk, and currency risk in the normal course of pursuing its investment objective through its investments in futures contracts. The Fund may also use such derivative instruments to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts may involve risks such as the possibility of illiquid markets or imperfect correlation between the values of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Futures contracts on commodities are valued at the settlement price on valuation date on the commodities exchange as reported by an approved vendor. Mini contracts, as defined in the description of the contract, shall be valued using the Actual Settlement Price or “ASET” price type as reported by an approved vendor. In the event that foreign futures trade when the foreign equity markets are closed, the last foreign futures trade price shall be used. Securities held by the Fund that are designated as collateral for market value on futures contracts are noted on the Schedule of Investments (if applicable). Such collateral is in the possession of the Fund’s futures commission merchant.

With futures, there is minimal counterparty credit risk to the Fund since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

During the period, the Fund purchased interest rate futures to increase exposure to interest rate risk.

The Fund may purchase or sell futures on interest rates to increase or decrease exposure to interest rate risk.

Options Contracts

An options contract provides the purchaser with the right, but not the obligation, to buy (call option) or sell (put option) a financial instrument at an agreed upon price on or before a specified date. The purchaser pays a premium to the seller for this right. The seller has the corresponding obligation to sell or buy a financial instrument if the purchaser (owner) "exercises" the option. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option are adjusted by the amount of premium received or paid.

Option contracts are typically valued using an approved vendor’s option valuation model. To the extent reliable market quotations are available, option contracts are valued using market quotations. In cases when an approved vendor cannot provide coverage for an option and there is no reliable market quotation, a broker quotation or an internal valuation using the Black-Scholes model, the Cox-Rubinstein Binomial Option Pricing Model, or other appropriate option pricing model is used.

The Fund may use options contracts to hedge against changes in interest rates, the values of equities, or foreign currencies. The Fund generally invests in options to hedge against adverse movements in the value of portfolio holdings. The use of such instruments may involve certain additional risks as a result of unanticipated movements in the market. A lack of correlation between the value of an instrument underlying an option and the asset being hedged, or unexpected adverse price movements, could render the Fund’s hedging strategy unsuccessful. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold. The Fund may be subject to counterparty risk, interest rate risk, liquidity risk, equity risk, commodity risk, and currency risk in the normal course of pursuing its investment objective through its investments in options contracts.

Options traded on an exchange are regulated and the terms of the options are standardized. Options traded OTC expose the Fund to counterparty risk in the event that the counterparty does not perform. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by having the counterparty post collateral to cover the Fund’s exposure to the counterparty.

During the period, the Fund purchased call options on bond futures in order to increase interest rate risk exposure where reducing this exposure via other markets such as the cash bond market was less attractive.

Swaps

Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a day to more than one year to exchange one set of cash flows for another. The most significant factor in the performance of swap agreements is the change in value of the specific index, security, or currency, or other factors that determine the amounts of payments due to and from the Fund. The use of swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Swap transactions may in some instances involve the delivery of securities or other underlying assets by the Fund or its counterparty to collateralize obligations under the swap. If the other party to a swap that is not collateralized defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. Swap agreements entail the risk that a party will default on its payment obligations to the Fund. If the other party to a swap defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. If the Fund utilizes a swap at the wrong time or judges market conditions incorrectly, the swap may result in a loss to the Fund and reduce the Fund’s total return.

Swap agreements also bear the risk that the Fund will not be able to meet its obligation to the counterparty. Swap agreements are typically privately negotiated and entered into in the OTC market. However, certain swap agreements are required to be cleared through a clearinghouse and traded on an exchange or swap execution facility. Swaps that are required to be cleared are required to post initial and variation margins in accordance with the exchange requirements. Regulations enacted require the Fund to centrally clear certain interest rate and credit default index swaps through a clearinghouse or central counterparty (“CCP”). To clear a swap with a CCP, the Fund will submit the swap to, and post collateral with, a futures clearing merchant (“FCM”) that is a clearinghouse member. Alternatively, the Fund may enter into a swap with a financial institution other than the FCM (the “Executing Dealer”) and arrange for the swap to be transferred to the FCM for clearing. The Fund may also enter into a swap with the FCM itself. The CCP, the FCM, and the Executing Dealer are all subject to regulatory oversight by the U.S. Commodity Futures Trading Commission (“CFTC”). A default or failure by a CCP or an FCM, or the failure of a swap to be transferred from an Executing Dealer to the FCM for clearing, may expose the Fund to losses, increase its costs, or prevent the Fund from entering or exiting swap positions, accessing collateral, or fully implementing its investment strategies. The regulatory requirement to clear certain swaps could, either temporarily or permanently, reduce the liquidity of cleared swaps or increase the costs of entering into those swaps.

Index swaps, interest rate swaps, and credit default swaps are valued using an approved vendor supplied price. Basket swaps are valued using a broker supplied price. Equity swaps that consist of a single underlying equity are valued either at the closing price, the latest bid price, or the last sale price on the primary market or exchange it trades.

The Fund’s maximum risk of loss from counterparty risk or credit risk is the discounted value of the payments to be received from/paid to the counterparty over the contract’s remaining life, to the extent that the amount is positive. The risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to cover the Fund’s exposure to the counterparty.

The Fund may enter into various types of credit default swap agreements, including OTC credit default swap agreements and index credit default swaps (“CDX”), for investment purposes and to add leverage to its portfolio. Credit default swaps are a specific kind of counterparty agreement that allow the transfer of third party credit risk from one party to the other. One party in the swap is a lender and faces credit risk from a third party, and the counterparty in the credit default swap agrees to insure this risk in exchange for regular periodic payments. Credit default swaps could result in losses if the Fund does not correctly evaluate the creditworthiness of the company or companies on which the credit default swap is based. Credit default swap agreements may involve greater risks than if the Fund had invested in the reference obligation directly since, in addition to risks relating to the reference obligation, credit default swaps are subject to liquidity risk, counterparty risk, and credit risk. The Fund will generally incur a greater degree of risk when it sells a credit default swap than when it purchases a credit default swap. As a buyer of a credit default swap, the Fund may lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. As seller of a credit default swap, if a credit event were to occur, the value of any deliverable obligation received by the Fund, coupled with the upfront or periodic payments previously received, may be less than what it pays to the buyer, resulting in a loss of value to the Fund.

As a buyer of credit protection, the Fund is entitled to receive the par (or other agreed-upon) value of a referenced debt obligation from the counterparty to the contract in the event of a default or other credit event by a third party, such as a U.S. or foreign issuer, on the debt obligation. In return, the Fund as buyer would pay to the counterparty a periodic stream of payments over the term of the contract provided that no credit event has occurred. If no credit event occurs, the Fund would have spent the stream of payments and potentially received no benefit from the contract.

If the Fund is the seller of credit protection against a particular security, the Fund would receive an up-front or periodic payment to compensate against potential credit events. As the seller in a credit default swap contract, the Fund would be required to pay the par value (the “notional value”) (or other agreed-upon value) of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, the Fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Fund would keep the stream of payments and would have no payment obligations. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional value of the swap. The maximum potential amount of future payments (undiscounted) that the Fund as a seller could be required to make in a credit default transaction would be the notional amount of the agreement.

The Fund may invest in single-name credit default swaps (“CDS”) to buy or sell credit protection to hedge its credit exposure, gain issuer exposure without owning the underlying security, or increase the Fund’s total return. Single-name CDS enable the Fund to buy or sell protection against a credit event of a specific issuer. When the Fund buys a single-name CDS, the Fund will receive a return on its investment only in the event of a credit event, such as default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty). If a single-name CDS transaction is particularly large, or if the relevant market is illiquid, it may not be possible for the Fund to initiate a single-name CDS transaction or to liquidate its position at an advantageous time or price, which may result in significant losses. Moreover, the Fund bears the risk of loss of the amount expected to be received under a single-name CDS in the event of the default or bankruptcy of the counterparty. The risks associated with cleared single-name CDS may be lower than that for uncleared single-name CDS because for cleared single-name CDS, the counterparty is a clearinghouse (to the extent such a trading market is available). However, there can be no assurance that a clearinghouse or its members will satisfy their obligations to the Fund.

The Fund may invest in CDXs. A CDX is a swap on an index of credit default swaps. CDXs allow an investor to manage credit risk or take a position on a basket of credit entities (such as credit default swaps or commercial mortgage-backed securities) in a more efficient manner than transacting in a single-name CDS. If a credit event occurs in one of the underlying companies, the protection is paid out via the delivery of the defaulted bond by the buyer of protection in return for a payment of notional value of the defaulted bond by the seller of protection or it may be settled through a cash settlement between the two parties. The underlying company is then removed from the index. If the Fund holds a long position in a CDX, the Fund would indirectly bear its proportionate share of any expenses paid by a CDX. A Fund holding a long position in CDXs typically receives income from principal or interest paid on the underlying securities. By investing in CDXs, the Fund could be exposed to illiquidity risk, counterparty risk, and credit risk of the issuers of the underlying loan obligations and of the CDX markets. If there is a default by the CDX counterparty, the Fund will have contractual remedies pursuant to the agreements related to the transaction. CDXs also bear the risk that the Fund will not be able to meet its obligation to the counterparty.

During the period, the Fund sold protection via the credit default swap market in order to gain credit risk exposure to individual corporates, countries and/or credit indices where gaining this exposure via the cash bond market was less attractive.

During the period, the Fund purchased protection via the credit default swap market in order to reduce credit risk exposure to individual corporates, countries and/or credit indices where reducing this exposure via the cash bond market was less attractive.

Additional Investment Risk

The Fund may be invested in lower-rated debt securities that have a higher risk of default or loss of value since these securities may be sensitive to economic changes, political changes or adverse developments specific to the issuer.

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) of 2010 provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt of countries such as Greece, Italy, Spain, Portugal, and Ireland. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more "bailouts" from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (known as “Brexit”). There is considerable uncertainty about how Brexit will be conducted, how negotiations of necessary treaties and trade agreements will proceed, or how financial markets will react. In addition, one or more other countries may also abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Exchange-Traded Funds

The Fund may invest in exchange-traded funds (“ETFs”) to gain exposure to a particular portion of the market. ETFs are typically open-end investment companies, which may seek to track the performance of a specific index or be actively managed. ETFs are traded on a national securities exchange at market prices that may vary from the net asset value of their underlying investments. Accordingly, there may be times when an ETF trades at a premium or discount. When the Fund invests in an ETF, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the ETF's expenses. As a result, the cost of investing in the Fund may be higher than the cost of investing directly in ETFs and may be higher than other mutual funds that invest directly in stocks and bonds. ETFs also involve the risk that an active trading market for an ETF's shares may not develop or be maintained. Similarly, because the value of ETF shares depends on the demand in the market, the Fund may not be able to purchase or sell an ETF at the most optimal time, which could adversely affect the Fund’s performance. In addition, ETFs that track particular indices may be unable to match the performance of such underlying indices due to the temporary unavailability of certain index securities in the secondary market or other factors, such as discrepancies with respect to the weighting of securities. Because the Fund may invest in a broad range of ETFs, such risks may include, but are not limited to, leverage risk, foreign exposure risk, interest rate risk, emerging markets risk, and commodity-linked investments risk. The Fund is also subject to substantially the same risks as those associated with direct exposure to the securities held by the ETF.

Loans

The Fund may invest in various commercial loans, including bank loans, bridge loans, debtor-in-possession (“DIP”) loans, mezzanine loans, and other fixed and floating rate loans. These loans may be acquired through loan participations and assignments or on a when-issued basis. Commercial loans will comprise no more than 20% of the Fund’s total assets. Below are descriptions of the types of loans held by the Fund as of September 30, 2018.

• Bank Loans - Bank loans are obligations of companies or other entities entered into in connection with recapitalizations, acquisitions, and refinancings. The Fund’s investments in bank loans are generally acquired as a participation interest in, or assignment of, loans originated by a lender or other financial institution. These investments may include institutionally-traded floating and fixed-rate debt securities.

• Floating Rate Loans – Floating rate loans are debt securities that have floating interest rates, that adjust periodically, and are tied to a benchmark lending rate, such as London Interbank Offered Rate (“LIBOR”). In other cases, the lending rate could be tied to the prime rate offered by one or more major U.S. banks or the rate paid on large certificates of deposit traded in the secondary markets. If the benchmark lending rate changes, the rate payable to lenders under the loan will change at the next scheduled adjustment date specified in the loan agreement. Floating rate loans are typically issued to companies (‘‘borrowers’’) in connection with recapitalizations, acquisitions, and refinancings. Floating rate loan investments are generally below investment grade. Senior floating rate loans are secured by specific collateral of a borrower and are senior in the borrower’s capital structure. The senior position in the borrower’s capital structure generally gives holders of senior loans a claim on certain of the borrower’s assets that is senior to subordinated debt and preferred and common stock in the case of a borrower’s default. Floating rate loan investments may involve foreign borrowers, and investments may be denominated in foreign currencies. Floating rate loans often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged. The Fund may invest in obligations of borrowers who are in bankruptcy proceedings. While the Fund generally expects to invest in fully funded term loans, certain of the loans in which the Fund may invest include revolving loans, bridge loans, and delayed draw term loans.

Purchasers of floating rate loans may pay and/or receive certain fees. The Fund may receive fees such as covenant waiver fees or prepayment penalty fees. The Fund may pay fees such as facility fees. Such fees may affect the Fund’s return.

• Mezzanine Loans - Mezzanine loans are secured by the stock of the company that owns the assets. Mezzanine loans are a hybrid of debt and equity financing that is typically used to fund the expansion of existing companies. A mezzanine loan is composed of debt capital that gives the lender the right to convert to an ownership or equity interest in the company if the loan is not paid back in time and in full. Mezzanine loans typically are the most subordinated debt obligation in an issuer’s capital structure.

Mortgage- and Asset-Backed Securities

Mortgage- and asset-backed securities represent interests in “pools” of commercial or residential mortgages or other assets, including consumer loans or receivables. The Fund may purchase fixed or variable rate commercial or residential mortgage-backed securities issued by the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”), the Federal Home Loan Mortgage Corporation (“Freddie Mac”), or other governmental or government-related entities. Ginnie Mae’s guarantees are backed by the full faith and credit of the U.S. Government, which means that the U.S. Government guarantees that the interest and principal will be paid when due. Fannie Mae and Freddie Mac securities are not backed by the full faith and credit of the U.S. Government. In September 2008, the Federal Housing Finance Agency (“FHFA”), an agency of the U.S. Government, placed Fannie Mae and Freddie Mac under conservatorship. Since that time, Fannie Mae and Freddie Mac have received capital support through U.S. Treasury preferred stock purchases, and Treasury and Federal Reserve purchases of their mortgage-backed securities. The FHFA and the U.S. Treasury have imposed strict limits on the size of these entities’ mortgage portfolios. The FHFA has the power to cancel any contract entered into by Fannie Mae and Freddie Mac prior to FHFA’s appointment as conservator or receiver, including the guarantee obligations of Fannie Mae and Freddie Mac.

The Fund may also purchase other mortgage- and asset-backed securities through single- and multi-seller conduits, collateralized debt obligations, structured investment vehicles, and other similar securities. Asset-backed securities may be backed by various consumer obligations, including automobile loans, equipment leases, credit card receivables, or other collateral. In the event the underlying loans are not paid, the securities’ issuer could be forced to sell the assets and recognize losses on such assets, which could impact your return. Unlike traditional debt instruments, payments on these securities include both interest and a partial payment of principal. Mortgage- and asset-backed securities are subject to both extension risk, where borrowers pay off their debt obligations more slowly in times of rising interest rates, and prepayment risk, where borrowers pay off their debt obligations sooner than expected in times of declining interest rates. These risks may reduce the Fund’s returns. In addition, investments in mortgage- and asset-backed securities, including those comprised of subprime mortgages, may be subject to a higher degree of credit risk, valuation risk, and liquidity risk than various other types of fixed-income securities. Additionally, although mortgage-backed securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that guarantors or insurers will meet their obligations.

Real Estate Investing

The Fund may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Sovereign Debt

The Fund may invest in U.S. and non-U.S. government debt securities (“sovereign debt”). Some investments in sovereign debt, such as U.S. sovereign debt, are considered low risk. However, investments in sovereign debt, especially the debt of less developed countries, can involve a high degree of risk, including the risk that the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or to pay the interest on its sovereign debt in a timely manner. A sovereign debtor’s willingness or ability to satisfy its debt obligation may be affected by various factors including, but not limited to, its cash flow situation, the extent of its foreign currency reserves, the availability of foreign exchange when a payment is due, the relative size of its debt position in relation to its economy as a whole, the sovereign debtor’s policy toward international lenders, and local political constraints to which the governmental entity may be subject. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies, and other entities. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance, or repay principal or interest when due may result in the cancellation of third party commitments to lend funds to the sovereign debtor, which may further impair such debtor’s ability or willingness to timely service its debts. The Fund may be requested to participate in the rescheduling of such sovereign debt and to extend further loans to governmental entities, which may adversely affect the Fund’s holdings. In the event of default, there may be limited or no legal remedies for collecting sovereign debt and there may be no bankruptcy proceedings through which the Fund may collect all or part of the sovereign debt that a governmental entity has not repaid. In addition, to the extent the Fund invests in non-U.S. sovereign debt, it may be subject to currency risk.

When-Issued, Delayed Delivery and Forward Commitment Transactions

The Fund may purchase or sell securities on a when-issued, delayed delivery, or forward commitment basis. When purchasing a security on a when-issued, delayed delivery, or forward commitment basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. Typically, no income accrues on securities the Fund has committed to purchase prior to the time delivery of the securities is made. Because the Fund is not required to pay for the security until the delivery date, these risks are in addition to the risks associated with the Fund’s other investments. If the other party to a transaction fails to deliver the securities, the Fund could miss a favorable price or yield opportunity. If the Fund remains substantially fully invested at a time when when-issued, delayed delivery, or forward commitment purchases are outstanding, the purchases may result in a form of leverage.

When the Fund has sold a security on a when-issued, delayed delivery, or forward commitment basis, the Fund does not participate in future gains or losses with respect to the security. If the other party to a transaction fails to pay for the securities, the Fund could suffer a loss. Additionally, when selling a security on a when-issued, delayed delivery, or forward commitment basis without owning the security, the Fund will incur a loss if the security’s price appreciates in value such that the security’s price is above the agreed upon price on the settlement date. The Fund may dispose of or renegotiate a transaction after it is entered into, and may purchase or sell when-issued, delayed delivery or forward commitment securities before the settlement date, which may result in a gain or loss.

Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to September 30, 2018 and through the date of issuance of the Fund's filing and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s filing.

Janus Henderson U.S. Managed Volatility Fund

Schedule of Investments (unaudited)

September 30, 2018

Shares		Value
Common Stocks – 99.0%
Aerospace & Defense – 5.2%
Boeing Co	60,500	$22,499,950
BWX Technologies Inc	47,500	2,970,650
Harris Corp	47,900	8,105,159
HEICO Corp	65,198	4,922,449
Hexcel Corp	2,700	181,035
L3 Technologies Inc	500	106,310
Lockheed Martin Corp	32,800	11,347,488
Northrop Grumman Corp	32,500	10,314,525
Raytheon Co	77,200	15,954,152
Rockwell Collins Inc	9,100	1,278,277
TransDigm Group Inc*	2,500	930,750
		78,610,745
Air Freight & Logistics – 0.6%
CH Robinson Worldwide Inc	87,300	8,548,416
XPO Logistics Inc*	1,200	137,004
		8,685,420
Airlines – 0.1%
United Continental Holdings Inc*	19,500	1,736,670
Auto Components – 0.1%
Gentex Corp	70,400	1,510,784
Banks – 1.6%
BankUnited Inc	2,600	92,040
BB&T Corp	1,600	77,664
Citizens Financial Group Inc	3,700	142,709
Comerica Inc	22,100	1,993,420
Commerce Bancshares Inc/MO	24,700	1,630,694
Cullen/Frost Bankers Inc	11,100	1,159,284
Fifth Third Bancorp	17,800	496,976
First Republic Bank/CA	7,900	758,400
Huntington Bancshares Inc/OH	24,000	358,080
JPMorgan Chase & Co	2,200	248,248
M&T Bank Corp	4,800	789,792
PNC Financial Services Group Inc	17,600	2,396,944
Popular Inc	64,200	3,290,250
Regions Financial Corp	241,200	4,426,020
SunTrust Banks Inc	2,900	193,691
TCF Financial Corp	248,000	5,904,880
		23,959,092
Beverages – 2.0%
Brown-Forman Corp	236,125	11,936,119
Constellation Brands Inc	55,600	11,988,472
Keurig Dr Pepper Inc	33,800	783,146
Monster Beverage Corp*	81,400	4,743,992
		29,451,729
Biotechnology – 0.8%
Agios Pharmaceuticals Inc*	7,200	555,264
Neurocrine Biosciences Inc*	86,800	10,672,060
Seattle Genetics Inc*	7,200	555,264
		11,782,588
Capital Markets – 5.3%
Cboe Global Markets Inc	196,100	18,817,756
CME Group Inc	112,000	19,063,520
E*TRADE Financial Corp*	3,200	167,648
FactSet Research Systems Inc	1,200	268,452
Interactive Brokers Group Inc	158,300	8,755,573
Lazard Ltd	71,000	3,417,230
LPL Financial Holdings Inc	164,100	10,586,091
MarketAxess Holdings Inc	5,800	1,035,242
Moody's Corp	2,000	334,400
MSCI Inc	15,500	2,749,855
Nasdaq Inc	52,700	4,521,660
S&P Global Inc	20,600	4,025,034
SEI Investments Co	27,400	1,674,140
T Rowe Price Group Inc	40,100	4,378,118
TD Ameritrade Holding Corp	4,500	237,735
		80,032,454
Chemicals – 0.4%
CF Industries Holdings Inc	10,300	560,732

Shares		Value
Common Stocks – (continued)
Chemicals – (continued)
Eastman Chemical Co	3,300	$315,876
RPM International Inc	11,600	753,304
Westlake Chemical Corp	47,000	3,906,170
		5,536,082
Commercial Services & Supplies – 2.2%
Cintas Corp	1,600	316,496
Copart Inc*	56,400	2,906,292
KAR Auction Services Inc	10,800	644,652
Republic Services Inc	306,900	22,299,354
Rollins Inc	52,300	3,174,087
Waste Management Inc	43,700	3,948,732
		33,289,613
Communications Equipment – 2.3%
Arista Networks Inc*	61,600	16,376,976
Cisco Systems Inc	19,800	963,270
CommScope Holding Co Inc*	16,900	519,844
F5 Networks Inc*	43,700	8,714,654
Motorola Solutions Inc	20,000	2,602,800
Palo Alto Networks Inc*	26,300	5,924,338
		35,101,882
Construction & Engineering – 0.1%
Fluor Corp	36,800	2,138,080
Consumer Finance – 0.1%
Credit Acceptance Corp*	3,200	1,401,824
Distributors – 0.2%
Genuine Parts Co	7,800	775,320
Pool Corp	12,300	2,052,624
		2,827,944
Diversified Consumer Services – 0.3%
Bright Horizons Family Solutions Inc*	33,700	3,971,208
Grand Canyon Education Inc*	3,100	349,680
ServiceMaster Global Holdings Inc*	10,800	669,924
		4,990,812
Diversified Telecommunication Services – 0%
CenturyLink Inc	13,200	279,840
Zayo Group Holdings Inc*	7,400	256,928
		536,768
Electric Utilities – 4.0%
Alliant Energy Corp	33,000	1,404,810
American Electric Power Co Inc	24,600	1,743,648
Duke Energy Corp	5,400	432,108
Edison International	6,000	406,080
Entergy Corp	55,800	4,527,054
Evergy Inc	244,441	13,424,700
Exelon Corp	38,400	1,676,544
FirstEnergy Corp	40,700	1,512,819
Hawaiian Electric Industries Inc	54,700	1,946,773
NextEra Energy Inc	111,700	18,720,920
OGE Energy Corp	43,100	1,565,392
Pinnacle West Capital Corp	4,200	332,556
Southern Co	36,100	1,573,960
Xcel Energy Inc	217,600	10,272,896
		59,540,260
Electronic Equipment, Instruments & Components – 0.1%
IPG Photonics Corp*	7,400	1,154,918
Keysight Technologies Inc*	9,900	656,172
		1,811,090
Energy Equipment & Services – 0.8%
Baker Hughes a GE Co	12,200	412,726
Helmerich & Payne Inc	145,500	10,006,035
National Oilwell Varco Inc	26,700	1,150,236
		11,568,997
Equity Real Estate Investment Trusts (REITs) – 6.0%
American Campus Communities Inc	11,300	465,108
American Homes 4 Rent	49,000	1,072,610
American Tower Corp	5,800	842,740
Apartment Investment & Management Co	18,000	794,340
AvalonBay Communities Inc	4,500	815,175
Brixmor Property Group Inc	40,700	712,657
Camden Property Trust	8,200	767,274
CoreSite Realty Corp	5,700	633,498
Crown Castle International Corp	12,800	1,425,024
CubeSmart	246,000	7,018,380

Shares		Value
Common Stocks – (continued)
Equity Real Estate Investment Trusts (REITs) – (continued)
CyrusOne Inc	11,600	$735,440
Digital Realty Trust Inc	31,910	3,589,237
Douglas Emmett Inc	8,000	301,760
Duke Realty Corp	34,800	987,276
EPR Properties	11,900	814,079
Equinix Inc	1,300	562,757
Equity Commonwealth*	32,100	1,030,089
Equity LifeStyle Properties Inc	85,300	8,227,185
Equity Residential	17,600	1,166,176
Extra Space Storage Inc	51,600	4,470,624
HCP Inc	58,100	1,529,192
Healthcare Trust of America Inc	14,700	392,049
Highwoods Properties Inc	9,600	453,696
Hospitality Properties Trust	11,600	334,544
Hudson Pacific Properties Inc	20,900	683,848
JBG SMITH Properties	31,500	1,160,145
Kilroy Realty Corp	5,400	387,126
Kimco Realty Corp	65,900	1,103,166
Lamar Advertising Co	3,500	272,300
Liberty Property Trust	15,400	650,650
Life Storage Inc	36,100	3,435,276
Medical Properties Trust Inc	56,600	843,906
Mid-America Apartment Communities Inc	11,200	1,122,016
National Retail Properties Inc	26,900	1,205,658
Omega Healthcare Investors Inc	55,600	1,822,012
Park Hotels & Resorts Inc	35,200	1,155,264
Prologis Inc	10,200	691,458
Public Storage	8,500	1,713,855
Rayonier Inc	27,900	943,299
Realty Income Corp	14,300	813,527
SBA Communications Corp*	56,200	9,027,406
Senior Housing Properties Trust	57,100	1,002,676
Simon Property Group Inc	6,800	1,201,900
SL Green Realty Corp	2,700	263,331
Spirit Realty Capital Inc	242,700	1,956,162
STORE Capital Corp	137,200	3,812,788
Sun Communities Inc	114,200	11,595,868
Taubman Centers Inc	5,300	317,099
UDR Inc	11,300	456,859
Uniti Group Inc	70,700	1,424,605
VEREIT Inc	106,900	776,094
Vornado Realty Trust	6,300	459,900
Weingarten Realty Investors	14,900	443,424
Welltower Inc	10,600	681,792
WP Carey Inc	4,900	315,119
		90,879,439
Food & Staples Retailing – 1.3%
Costco Wholesale Corp	10,100	2,372,288
Kroger Co	172,800	5,030,208
Sprouts Farmers Market Inc*	160,500	4,399,305
Sysco Corp	11,900	871,675
US Foods Holding Corp*	26,000	801,320
Walmart Inc	66,400	6,235,624
		19,710,420
Food Products – 1.9%
Archer-Daniels-Midland Co	37,200	1,870,044
Flowers Foods Inc	85,300	1,591,698
Hormel Foods Corp	25,800	1,016,520
Lamb Weston Holdings Inc	286,100	19,054,260
McCormick & Co Inc/MD	2,100	276,675
Post Holdings Inc*	3,300	323,532
Tyson Foods Inc	69,400	4,131,382
		28,264,111
Gas Utilities – 0.3%
Atmos Energy Corp	14,800	1,389,868
UGI Corp	60,100	3,334,348
		4,724,216
Health Care Equipment & Supplies – 4.1%
ABIOMED Inc*	23,700	10,659,075
Align Technology Inc*	26,100	10,210,842
Baxter International Inc	63,200	4,872,088
Becton Dickinson and Co	1,630	425,430
DexCom Inc*	57,300	8,196,192

Shares		Value
Common Stocks – (continued)
Health Care Equipment & Supplies – (continued)
Edwards Lifesciences Corp*	30,700	$5,344,870
IDEXX Laboratories Inc*	4,300	1,073,538
Integra LifeSciences Holdings Corp*	9,000	592,830
Intuitive Surgical Inc*	29,800	17,105,200
Medtronic PLC	2,800	275,436
Penumbra Inc*	3,400	508,980
STERIS PLC	14,900	1,704,560
West Pharmaceutical Services Inc	3,400	419,798
		61,388,839
Health Care Providers & Services – 2.8%
Acadia Healthcare Co Inc*	11,300	397,760
Aetna Inc	200	40,570
Anthem Inc	21,100	5,782,455
Centene Corp*	47,000	6,804,660
Chemed Corp	2,400	766,992
Encompass Health Corp	50,300	3,920,885
Envision Healthcare Corp*	93,000	4,252,890
HCA Healthcare Inc	61,400	8,541,968
Humana Inc	10,100	3,419,052
Molina Healthcare Inc*	11,800	1,754,660
UnitedHealth Group Inc	7,700	2,048,508
Universal Health Services Inc	7,800	997,152
WellCare Health Plans Inc*	12,800	4,102,272
		42,829,824
Hotels, Restaurants & Leisure – 2.6%
Darden Restaurants Inc	3,700	411,403
Domino's Pizza Inc	28,400	8,372,320
Dunkin' Brands Group Inc	11,200	825,664
Extended Stay America Inc	25,500	515,865
Hilton Grand Vacations Inc*	6,300	208,530
Hilton Worldwide Holdings Inc	900	72,702
Hyatt Hotels Corp	48,400	3,852,156
Las Vegas Sands Corp	3,800	225,454
Marriott International Inc/MD	10,700	1,412,721
McDonald's Corp	52,300	8,749,267
Six Flags Entertainment Corp	12,100	844,822
Vail Resorts Inc	5,100	1,399,542
Wendy's Co	28,100	481,634
Wynn Resorts Ltd	56,100	7,128,066
Yum China Holdings Inc	145,600	5,112,016
		39,612,162
Household Durables – 0.8%
DR Horton Inc	27,000	1,138,860
Garmin Ltd	56,000	3,922,800
NVR Inc*	3,000	7,412,400
PulteGroup Inc	4,000	99,080
		12,573,140
Household Products – 0%
Church & Dwight Co Inc	4,500	267,165
Independent Power and Renewable Electricity Producers – 0.7%
AES Corp/VA	127,400	1,783,600
NRG Energy Inc	121,700	4,551,580
Vistra Energy Corp*	139,400	3,468,272
		9,803,452
Information Technology Services – 5.9%
Accenture PLC	8,400	1,429,680
Automatic Data Processing Inc	3,000	451,980
Black Knight Inc*	79,000	4,104,050
Booz Allen Hamilton Holding Corp	5,400	268,002
Broadridge Financial Solutions Inc	53,800	7,098,910
Conduent Inc*	65,200	1,468,304
CoreLogic Inc/United States*	30,000	1,482,300
First Data Corp*	45,200	1,106,044
FleetCor Technologies Inc*	14,300	3,258,112
Genpact Ltd	156,600	4,793,526
Jack Henry & Associates Inc	6,100	976,488
Mastercard Inc	57,400	12,777,814
PayPal Holdings Inc*	109,200	9,592,128
Square Inc*	235,900	23,355,809
Total System Services Inc	72,700	7,178,398
Visa Inc	9,600	1,440,864
WEX Inc*	34,700	6,966,372

Shares		Value
Common Stocks – (continued)
Information Technology Services – (continued)
Worldpay Inc*	10,700	$1,083,589
		88,832,370
Insurance – 3.4%
Aflac Inc	20,100	946,107
Allstate Corp	15,800	1,559,460
American Financial Group Inc/OH	50,700	5,626,179
Assurant Inc	11,300	1,219,835
Assured Guaranty Ltd	8,600	363,178
Brown & Brown Inc	76,900	2,273,933
Erie Indemnity Co	2,100	267,813
Everest Re Group Ltd	1,800	411,246
Fidelity National Financial Inc	150,100	5,906,435
First American Financial Corp	168,700	8,703,233
Hanover Insurance Group Inc	51,000	6,291,870
Markel Corp*	700	831,943
Progressive Corp	216,700	15,394,368
White Mountains Insurance Group Ltd	1,400	1,310,218
WR Berkley Corp	6,100	487,573
		51,593,391
Internet & Direct Marketing Retail – 1.2%
Amazon.com Inc*	3,400	6,810,200
Netflix Inc*	16,000	5,986,080
TripAdvisor Inc*	18,300	934,581
Wayfair Inc*	26,100	3,854,187
		17,585,048
Internet Software & Services – 2.5%
Akamai Technologies Inc*	95,000	6,949,250
Facebook Inc*	10,600	1,743,276
GoDaddy Inc*	44,600	3,719,194
IAC/InterActiveCorp*	20,500	4,442,760
Okta Inc*	65,500	4,608,580
Twilio Inc*	26,600	2,295,048
Twitter Inc*	171,900	4,892,274
VeriSign Inc*	39,300	6,292,716
Zillow Group Inc - Class A*	28,400	1,255,280
Zillow Group Inc - Class C*	49,100	2,172,675
		38,371,053
Life Sciences Tools & Services – 0.1%
Bio-Techne Corp	8,900	1,816,579
Illumina Inc*	800	293,648
		2,110,227
Machinery – 0.2%
Deere & Co	2,800	420,924
IDEX Corp	4,200	632,772
Wabtec Corp	12,300	1,290,024
Xylem Inc/NY	10,900	870,583
		3,214,303
Marine – 0%
Kirby Corp*	800	65,800
Media – 0.9%
AMC Networks Inc*	7,900	524,086
Cable One Inc	800	706,888
Interpublic Group of Cos Inc	17,800	407,086
Liberty Media Corp-Liberty SiriusXM - Series A*	18,600	807,984
Liberty Media Corp-Liberty SiriusXM - Series C*	17,900	777,755
Madison Square Garden Co*	7,500	2,364,900
Omnicom Group Inc	6,500	442,130
Sirius XM Holdings Inc#	509,200	3,218,144
Tribune Media Co	3,500	134,505
Twenty-First Century Fox Inc - Class A	34,200	1,584,486
Twenty-First Century Fox Inc - Class B	49,500	2,268,090
		13,236,054
Metals & Mining – 1.5%
Freeport-McMoRan Inc	4,000	55,680
Newmont Mining Corp	365,800	11,047,160
Royal Gold Inc	75,900	5,848,854
Southern Copper Corp	139,300	6,009,402
Steel Dynamics Inc	600	27,114
		22,988,210
Mortgage Real Estate Investment Trusts (REITs) – 1.4%
AGNC Investment Corp	381,600	7,109,208
Annaly Capital Management Inc	919,100	9,402,393
Chimera Investment Corp	98,700	1,789,431

Shares		Value
Common Stocks – (continued)
Mortgage Real Estate Investment Trusts (REITs) – (continued)
MFA Financial Inc	136,900	$1,006,215
New Residential Investment Corp	27,100	482,922
Starwood Property Trust Inc	63,700	1,370,824
		21,160,993
Multiline Retail – 2.0%
Dollar General Corp	51,200	5,596,160
Dollar Tree Inc*	107,600	8,774,780
Kohl's Corp	90,000	6,709,500
Macy's Inc	147,700	5,129,621
Nordstrom Inc	7,200	430,632
Target Corp	41,500	3,660,715
		30,301,408
Multi-Utilities – 2.6%
Ameren Corp	114,900	7,263,978
CenterPoint Energy Inc	11,700	323,505
CMS Energy Corp	27,700	1,357,300
Consolidated Edison Inc	136,200	10,377,078
DTE Energy Co	76,800	8,381,184
MDU Resources Group Inc	44,500	1,143,205
NiSource Inc	64,800	1,614,816
Public Service Enterprise Group Inc	88,000	4,645,520
Sempra Energy	3,000	341,250
Vectren Corp	38,400	2,745,216
WEC Energy Group Inc	4,900	327,124
		38,520,176
Oil, Gas & Consumable Fuels – 8.2%
Anadarko Petroleum Corp	88,100	5,938,821
Andeavor	15,300	2,348,550
Cheniere Energy Inc*	63,100	4,384,819
Chesapeake Energy Corp*	94,400	423,856
Chevron Corp	20,600	2,518,968
Concho Resources Inc*	488	74,542
ConocoPhillips	110,200	8,529,480
Continental Resources Inc/OK*	142,800	9,750,384
Diamondback Energy Inc	27,800	3,758,282
Energen Corp*	19,900	1,714,783
EOG Resources Inc	19,800	2,525,886
Hess Corp	24,000	1,717,920
HollyFrontier Corp	303,600	21,221,640
Marathon Oil Corp	14,100	328,248
Marathon Petroleum Corp	46,800	3,742,596
Occidental Petroleum Corp	50,100	4,116,717
ONEOK Inc	29,700	2,013,363
PBF Energy Inc	192,900	9,627,639
Phillips 66	49,700	5,602,184
Pioneer Natural Resources Co	27,000	4,703,130
SM Energy Co	33,800	1,065,714
Targa Resources Corp	43,800	2,466,378
Valero Energy Corp	108,000	12,285,000
Whiting Petroleum Corp*	72,400	3,840,096
WPX Energy Inc*	444,000	8,933,280
		123,632,276
Personal Products – 1.8%
Estee Lauder Cos Inc	86,500	12,570,180
Herbalife Nutrition Ltd*	178,300	9,726,265
Nu Skin Enterprises Inc	55,100	4,541,342
		26,837,787
Pharmaceuticals – 0.3%
Eli Lilly & Co	10,900	1,169,679
Jazz Pharmaceuticals PLC*	2,400	403,512
Merck & Co Inc	5,300	375,982
Pfizer Inc	9,400	414,258
Zoetis Inc	18,100	1,657,236
		4,020,667
Professional Services – 1.0%
CoStar Group Inc*	5,200	2,188,368
Robert Half International Inc	24,800	1,745,424
TransUnion	120,900	8,895,822
Verisk Analytics Inc*	23,600	2,844,980
		15,674,594
Real Estate Management & Development – 0.1%
CBRE Group Inc*	2,200	97,020
Howard Hughes Corp*	2,800	347,816

Shares		Value
Common Stocks – (continued)
Real Estate Management & Development – (continued)
Jones Lang LaSalle Inc	11,200	$1,616,384
		2,061,220
Road & Rail – 1.0%
CSX Corp	6,900	510,945
Genesee & Wyoming Inc*	4,300	391,257
JB Hunt Transport Services Inc	50,100	5,958,894
Kansas City Southern	8,400	951,552
Landstar System Inc	17,600	2,147,200
Norfolk Southern Corp	1,600	288,800
Old Dominion Freight Line Inc	31,200	5,031,312
		15,279,960
Semiconductor & Semiconductor Equipment – 1.3%
Advanced Micro Devices Inc*	64,700	1,998,583
First Solar Inc*	1,200	58,104
Micron Technology Inc*	231,400	10,466,222
NVIDIA Corp	22,500	6,322,950
Texas Instruments Inc	2,800	300,412
		19,146,271
Software – 4.9%
Activision Blizzard Inc	600	49,914
Adobe Systems Inc*	5,100	1,376,745
Aspen Technology Inc*	2,300	261,993
Citrix Systems Inc*	14,600	1,622,936
Dell Technologies Inc - Class V*	50,900	4,943,408
Electronic Arts Inc*	3,400	409,666
Fair Isaac Corp*	3,000	685,650
Fortinet Inc*	147,100	13,572,917
Intuit Inc	12,300	2,797,020
PTC Inc*	47,500	5,044,025
Red Hat Inc*	35,600	4,851,568
RingCentral Inc*	7,600	707,180
salesforce.com Inc*	44,600	7,092,738
ServiceNow Inc*	73,800	14,437,494
Splunk Inc*	600	72,546
SS&C Technologies Holdings Inc	23,800	1,352,554
Tableau Software Inc*	5,600	625,744
Take-Two Interactive Software Inc*	3,400	469,166
Tyler Technologies Inc*	10,200	2,499,612
Ultimate Software Group Inc*	1,500	483,285
VMware Inc*	55,300	8,630,118
Zendesk Inc*	18,100	1,285,100
		73,271,379
Specialty Retail – 3.0%
Advance Auto Parts Inc	7,100	1,195,143
AutoZone Inc*	13,200	10,239,240
Best Buy Co Inc	95,500	7,578,880
Burlington Stores Inc*	62,700	10,215,084
Home Depot Inc	200	41,430
O'Reilly Automotive Inc*	2,100	729,372
Ross Stores Inc	25,600	2,536,960
Tiffany & Co	7,000	902,790
TJX Cos Inc	33,600	3,763,872
Tractor Supply Co	2,900	263,552
Ulta Beauty Inc*	5,700	1,608,084
Urban Outfitters Inc*	116,700	4,773,030
Williams-Sonoma Inc	13,100	860,932
		44,708,369
Technology Hardware, Storage & Peripherals – 0.1%
Apple Inc	2,500	564,350
NetApp Inc	18,000	1,546,020
		2,110,370
Textiles, Apparel & Luxury Goods – 5.2%
Carter's Inc	61,000	6,014,600
Columbia Sportswear Co	10,700	995,849
Hanesbrands Inc	14,600	269,078
Lululemon Athletica Inc*	84,000	13,649,160
Michael Kors Holdings Ltd*	200,500	13,746,280
NIKE Inc	26,200	2,219,664
PVH Corp	61,300	8,851,720
Ralph Lauren Corp	15,100	2,077,005
Skechers U.S.A. Inc*	75,000	2,094,750
Tapestry Inc	188,500	9,475,895
Under Armour Inc - Class A*	65,200	1,383,544

Shares		Value
Common Stocks – (continued)
Textiles, Apparel & Luxury Goods – (continued)
Under Armour Inc - Class C*	101,600	$1,977,136
VF Corp	170,200	15,905,190
		78,659,871
Tobacco – 1.4%
Altria Group Inc	344,800	20,794,888
Trading Companies & Distributors – 0.9%
Fastenal Co	45,400	2,634,108
HD Supply Holdings Inc*	7,500	320,925
MSC Industrial Direct Co Inc	3,100	273,141
United Rentals Inc*	10,700	1,750,520
Watsco Inc	1,300	231,530
WW Grainger Inc	22,500	8,041,725
		13,251,949
Transportation Infrastructure – 0.1%
Macquarie Infrastructure Corp	20,300	936,439
Water Utilities – 1.3%
American Water Works Co Inc	227,500	20,013,175
Aqua America Inc	7,100	261,990
		20,275,165
Total Common Stocks (cost $1,268,721,674)		1,493,205,840
Investment Companies – 1.1%
Investments Purchased with Cash Collateral from Securities Lending – 0.2%
Janus Henderson Cash Collateral Fund LLC, 1.9772%ºº,£	2,482,350	2,482,350
Money Markets – 0.9%
Janus Henderson Cash Liquidity Fund LLC, 2.0479%ºº,£	14,467,000	14,467,000
Total Investment Companies (cost $16,949,350)		16,949,350
Total Investments (total cost $1,285,671,024) – 100.1%		1,510,155,190
Liabilities, net of Cash, Receivables and Other Assets – (0.1)%		(1,735,545)
Net Assets – 100%		$1,508,419,645

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$1,494,240,246	99.0%
Peru	6,009,402	0.4
China	5,112,016	0.3
India	4,793,526	0.3

Total	$1,510,155,190	100.0%

Schedules of Affiliated Investments – (% of Net Assets)

	Dividend Income	Realized Gain/(Loss)	Change in Unrealized Appreciation/ Depreciation	Value at 9/30/18
Investment Companies - 1.1%
Investments Purchased with Cash Collateral from Securities Lending - 0.2%
Janus Henderson Cash Collateral Fund LLC, 1.9772%ºº	$6,795∆	$-	$-	$2,482,350
Money Markets - 0.9%
Janus Henderson Cash Liquidity Fund LLC, 2.0479%ºº	81,982	-	-	14,467,000
Total Affiliated Investments - 1.1%	$88,777	$-	$-	$16,949,350

	Share Balance at 6/30/18	Purchases	Sales	Share Balance at 9/30/18
Investment Companies - 1.1%
Investments Purchased with Cash Collateral from Securities Lending - 0.2%
Janus Henderson Cash Collateral Fund LLC, 1.9772%ºº	10,826,575	22,107,769	(30,451,994)	2,482,350
Money Markets - 0.9%
Janus Henderson Cash Liquidity Fund LLC, 2.0479%ºº	-	76,381,142	(61,914,142)	14,467,000

Notes to Schedule of Investments (unaudited)

LLC	Limited Liability Company
PLC	Public Limited Company

*	Non-income producing security.

ºº	Rate shown is the 7-day yield as of September 30, 2018.

#	Loaned security; a portion of the security is on loan at September 30, 2018.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

∆	Net of income paid to the securities lending agent and rebates paid to the borrowing counterparties.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of September 30, 2018.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs

Assets
Investments in Securities:
Common Stocks	$1,493,205,840	$-	$-
Investment Companies	-	16,949,350	-
Total Assets	$1,493,205,840	$16,949,350	$-

Organization and Significant Accounting Policies

Janus Henderson U.S. Managed Volatility Fund (the “Fund”) is a series of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 48 funds, each of which offers multiple share classes, with differing investment objectives and policies. The Fund seeks long-term growth of capital. The Fund is classified as diversified, as defined in the 1940 Act.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of September 30, 2018 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments.

There were no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the period. The Fund recognizes transfers between the levels as of the beginning of the fiscal year.

Additional Investment Risk

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-

income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) of 2010 provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt of countries such as Greece, Italy, Spain, Portugal, and Ireland. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more "bailouts" from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (known as “Brexit”). There is considerable uncertainty about how Brexit will be conducted, how negotiations of necessary treaties and trade agreements will proceed, or how financial markets will react. In addition, one or more other countries may also abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital Management LLC (“Janus Capital”) believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Real Estate Investing

To the extent that real estate-related securities may be included in the Fund’s named benchmark index, INTECH’s mathematical investment process may select equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Securities Lending

Under procedures adopted by the Trustees, the Fund may seek to earn additional income by lending securities to certain qualified broker-dealers and institutions. Deutsche Bank AG acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodian functions in accordance with the Agency Securities Lending and Repurchase Agreement. The Fund may lend portfolio securities in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, Janus Capital makes efforts to balance the benefits and risks from granting such loans. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund.

Upon receipt of cash collateral, Janus Capital may invest it in affiliated or non-affiliated cash management vehicles, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder. Janus Capital currently intends to invest the cash collateral in a cash management vehicle for which Janus Capital serves as investment adviser, Janus Henderson Cash Collateral Fund LLC. An investment in Janus Henderson Cash Collateral Fund LLC is generally subject to the same risks that shareholders experience when investing in similarly structured vehicles, such as the potential for significant fluctuations in assets as a result of the purchase and redemption activity of the securities lending program, a decline in the value of the collateral, and possible liquidity issues. Such risks may delay the return of the cash collateral and cause the Fund to violate its agreement to return the cash collateral to a borrower in a timely manner. As adviser to the Fund and Janus Henderson Cash Collateral Fund LLC, Janus Capital has an inherent conflict of interest as a result of its fiduciary duties to both the Fund and Janus Henderson Cash Collateral Fund LLC. Additionally, Janus Capital receives an investment advisory fee of 0.05% for managing Janus Henderson Cash Collateral Fund LLC, but it may not receive a fee for managing certain other affiliated cash management vehicles in which the Fund may invest, and therefore may have an incentive to allocate preferred investment opportunities to investment vehicles for which it is receiving a fee.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

The cash collateral invested by Janus Capital is disclosed in the Schedule of Investments (if applicable).

Transactions with Affiliates

Pursuant to the provisions of the 1940 Act and related rules, the Fund may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Fund may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Fund is eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Henderson Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Henderson Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered product compliant with Rule 2a-7 under the 1940 Act. There are no restrictions on the Fund's ability to withdraw investments from Janus Henderson Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Fund to Janus Henderson Cash Liquidity Fund LLC. The units of Janus Henderson Cash Liquidity Fund LLC are not charged any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the period ended September 30, 2018 can be found in the “Schedules of Affiliated Investments” located in the Schedule of Investments.

Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to September 30, 2018 and through the date of issuance of the Fund's filing and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s filing.

Janus Henderson Value Plus Income Fund

Schedule of Investments (unaudited)

September 30, 2018

Shares or Principal Amounts		Value
Asset-Backed/Commercial Mortgage-Backed Securities – 6.7%
American Credit Acceptance Receivables Trust 2018-3,
5.1700%, 10/15/24 (144A)	$100,000	$99,976
AmeriCredit Automobile Receivables Trust 2015-2, 3.0000%, 6/8/21	26,000	25,999
AmeriCredit Automobile Receivables Trust 2016-1, 3.5900%, 2/8/22	33,000	33,119
Angel Oak Mortgage Trust I LLC 2018-2,
ICE LIBOR USD 3 Month + 1.2400%, 3.6740%, 7/27/48 (144A)‡	47,980	47,979
Applebee's Funding LLC / IHOP Funding LLC, 4.2770%, 9/5/44 (144A)	49,500	48,771
BBCMS Trust 2015-SRCH, 4.1970%, 8/10/35 (144A)	100,000	101,842
Bean Creek CLO Ltd,
ICE LIBOR USD 3 Month + 1.0200%, 3.3675%, 4/20/31 (144A)‡	100,000	99,785
BXP Trust 2017-GM, 3.3790%, 6/13/39 (144A)	41,000	39,632
Caesars Palace Las Vegas Trust 2017-VICI E,
ICE LIBOR USD 3 Month + 1.2400%, 4.4991%, 10/15/34 (144A)‡	45,000	44,179
CIFC Funding 2013-IV Ltd,
ICE LIBOR USD 3 Month + 1.0600%, 3.1463%, 4/27/31 (144A)‡	250,000	248,796
Credit Acceptance Auto Loan Trust 2018-2, 3.4700%, 5/17/27 (144A)	250,000	249,810
Deephaven Residential Mortgage Trust 2018-3,
ICE LIBOR USD 3 Month + 1.2400%, 5.9130%, 8/25/58 (144A)‡	100,000	99,999
Drive Auto Receivables Trust 2017-1, 3.8400%, 3/15/23	5,000	5,020
Fannie Mae REMICS, 3.0000%, 5/25/48	74,445	71,122
LCM XVIII LP, ICE LIBOR USD 3 Month + 1.0200%, 3.3675%, 4/20/31 (144A)‡	250,000	249,605
Magnetite XIX Ltd,
ICE LIBOR USD 3 Month + 6.2500%, 8.5860%, 7/17/30 (144A)‡	250,000	253,602
Magnetite XV Ltd, ICE LIBOR USD 3 Month + 1.0100%, 3.3453%, 7/25/31 (144A)‡	250,000	249,719
Octagon Investment Partners 36 Ltd,
ICE LIBOR USD 3 Month + 0.9700%, 3.3092%, 4/15/31 (144A)‡	250,000	248,722
OSCAR US Funding Trust V, 2.7300%, 12/15/20 (144A)	10,000	9,983
OSCAR US Funding Trust V, 2.9900%, 12/15/23 (144A)	16,000	15,852
Prosper Marketplace Issuance Trust Series 2018-1, 3.1100%, 6/17/24 (144A)	64,052	64,052
Prosper Marketplace Issuance Trust Series 2018-1, 3.9000%, 6/17/24 (144A)	100,000	99,991
Santander Drive Auto Receivables Trust 2015-1, 3.2400%, 4/15/21	29,000	29,031
Sequoia Mortgage Trust 2018-7 A4,
ICE LIBOR USD 3 Month + 1.2400%, 4.0000%, 9/25/48 (144A)‡	99,018	99,221
Sequoia Mortgage Trust 2018-CH2,
ICE LIBOR USD 3 Month + 1.2400%, 4.0000%, 6/25/48 (144A)‡	93,175	93,800
Sequoia Mortgage Trust 2018-CH3,
ICE LIBOR USD 3 Month + 1.2400%, 4.0000%, 8/25/48 (144A)‡	95,087	95,568
Sofi Professional Loan Program 2018-D Trust, 0%, 2/25/48 (144A)◊,§	10,000	344,500
Towd Point Mortgage Trust 2018-4,
ICE LIBOR USD 3 Month + 1.2400%, 3.0000%, 6/25/58 (144A)‡	98,797	95,858
Voya CLO 2015-2 Ltd,
ICE LIBOR USD 3 Month + 1.5000%, 4.8300%, 7/23/27 (144A)‡	250,000	249,995
Voya CLO 2018-1 Ltd,
ICE LIBOR USD 3 Month + 0.9500%, 3.2931%, 4/19/31 (144A)‡	250,000	248,276
Wachovia Bank Commercial Mortgage Trust Series 2007-C30,
ICE LIBOR USD 3 Month + 1.2400%, 5.4130%, 12/15/43‡	19,168	19,258
Wachovia Bank Commercial Mortgage Trust Series 2007-C34,
ICE LIBOR USD 3 Month + 1.2400%, 6.3433%, 5/15/46‡	10,813	10,995
Westlake Automobile Receivables Trust 2018-2, 3.2000%, 1/16/24 (144A)	10,000	9,987
Zephyrus Capital Aviation Partners 2018-1 Ltd, 4.6050%, 10/15/38 (144A)§	183,000	180,289
Total Asset-Backed/Commercial Mortgage-Backed Securities (cost $3,900,180)		3,884,333
Bank Loans and Mezzanine Loans – 6.8%
Basic Industry – 0.3%
Axalta Coating Systems US Holdings Inc,
ICE LIBOR USD 3 Month + 1.7500%, 4.1361%, 6/1/24‡	124,494	124,692
Starfruit US Holdco LLC, ICE LIBOR USD 3 Month + 3.2500%, 0%, 9/19/25(a),‡	58,000	58,222
		182,914
Capital Goods – 0.1%
Reynolds Group Holdings Inc,
ICE LIBOR USD 3 Month + 2.7500%, 4.9922%, 2/5/23‡	91,602	91,986
Communications – 1.4%
Entravision Communications Corp,
ICE LIBOR USD 3 Month + 2.7500%, 0%, 11/29/24(a),‡	150,000	147,937
Lamar Media Corp, ICE LIBOR USD 3 Month + 1.7500%, 0%, 3/14/25(a),‡	146,000	146,547
Level 3 Parent LLC, ICE LIBOR USD 3 Month + 2.2500%, 0%, 2/22/24(a),‡	146,000	146,385
McAfee LLC, ICE LIBOR USD 3 Month + 8.5000%, 0%, 9/29/25(a),‡	146,000	148,555
McGraw-Hill Global Education Holdings LLC,
ICE LIBOR USD 3 Month + 4.0000%, 0%, 5/4/22(a),‡	120,000	116,350

Shares or Principal Amounts		Value
Bank Loans and Mezzanine Loans – (continued)
Communications – (continued)
Mission Broadcasting Inc,
ICE LIBOR USD 3 Month + 2.5000%, 4.6038%, 1/17/24‡	$5,257	$5,278
Nexstar Broadcasting Inc,
ICE LIBOR USD 3 Month + 2.5000%, 4.6038%, 1/17/24‡	37,199	37,350
Zayo Group LLC, ICE LIBOR USD 3 Month + 2.0000%, 4.2422%, 1/19/21‡	4,925	4,936
Zayo Group LLC, ICE LIBOR USD 3 Month + 2.2500%, 4.4922%, 1/19/24‡	44,328	44,513
		797,851
Consumer Cyclical – 1.2%
CityCenter Holdings LLC, ICE LIBOR USD 3 Month + 2.2500%, 0%, 4/18/24(a),‡	115,000	115,090
Golden Nugget Inc/NV, ICE LIBOR USD 3 Month + 2.7500%, 4.8567%, 10/4/23‡	50,097	50,268
Hilton Worldwide Finance LLC,
ICE LIBOR USD 3 Month + 1.7500%, 3.9658%, 10/25/23‡	102,504	102,957
KFC Holding Co, ICE LIBOR USD 3 Month + 1.7500%, 3.9147%, 4/3/25‡	106,238	106,305
Marriott Ownership Resorts Inc,
ICE LIBOR USD 3 Month + 2.2500%, 0%, 8/29/25(a),‡	145,000	146,087
Scientific Games International Inc,
ICE LIBOR USD 3 Month + 2.7500%, 0%, 8/14/24(a),‡	146,000	145,727
Wyndham Hotels & Resorts Inc,
ICE LIBOR USD 3 Month + 1.7500%, 3.9922%, 5/30/25‡	21,000	21,057
		687,491
Consumer Non-Cyclical – 1.6%
Aramark Services Inc, ICE LIBOR USD 3 Month + 1.7500%, 4.0844%, 3/28/24‡	49,513	49,575
Bausch Health Cos Inc, ICE LIBOR USD 3 Month + 1.2400%, 5.1038%, 6/2/25‡	115,925	116,473
Change Healthcare Holdings LLC,
ICE LIBOR USD 3 Month + 2.7500%, 0%, 3/1/24(a),‡	146,000	146,434
Gentiva Health Services Inc,
ICE LIBOR USD 3 Month + 3.7500%, 6.0000%, 7/2/25‡	104,427	105,602
Gentiva Health Services Inc,
ICE LIBOR USD 3 Month + 7.0000%, 0%, 7/2/26(a),‡	86,000	88,150
IQVIA Inc, ICE LIBOR USD 3 Month + 2.0000%, 4.3861%, 3/7/24‡	23,193	23,257
NVA Holdings Inc/United States,
ICE LIBOR USD 3 Month + 2.7500%, 0%, 2/2/25(a),‡	147,000	146,449
Post Holdings Inc, ICE LIBOR USD 3 Month + 2.0000%, 4.2200%, 5/24/24‡	145,838	145,811
Quorum Health Corp, ICE LIBOR USD 3 Month + 6.7500%, 0%, 4/29/22(a),‡	85,000	86,169
		907,920
Electric – 0.4%
NRG Energy Inc, ICE LIBOR USD 3 Month + 1.7500%, 4.1361%, 6/30/23‡	65,878	65,933
Vistra Operations Co LLC, ICE LIBOR USD 3 Month + 2.0000%, 0%, 8/4/23(a),‡	146,000	146,133
		212,066
Finance Companies – 0.4%
RPI Finance Trust, ICE LIBOR USD 3 Month + 2.0000%, 0%, 3/27/23(a),‡	219,000	219,666
Technology – 1.4%
CommScope Inc, ICE LIBOR USD 3 Month + 2.0000%, 4.2422%, 12/29/22‡	28,715	28,822
Financial & Risk US Holdings Inc,
ICE LIBOR USD 3 Month + 3.7500%, 0%, 9/18/25(a),‡	276,000	275,271
Lumentum Holdings Inc, ICE LIBOR USD 3 Month + 2.5000%, 0%, 8/8/25(a),‡	145,000	146,087
Microchip Technology Inc,
ICE LIBOR USD 3 Month + 2.0000%, 4.2500%, 5/29/25‡	62,712	62,725
Micron Technology Inc, ICE LIBOR USD 3 Month + 1.7500%, 0%, 4/26/22(a),‡	145,000	145,393
SS&C European Holdings Sarl,
ICE LIBOR USD 3 Month + 2.2500%, 4.4922%, 4/16/25‡	2,756	2,758
SS&C Technologies Inc, ICE LIBOR USD 3 Month + 2.2500%, 4.4922%, 4/16/25‡	7,230	7,234
Ultra Clean Holdings Inc, ICE LIBOR USD 3 Month + 4.5000%, 0%, 8/27/25(a),‡	145,000	143,187
		811,477
Total Bank Loans and Mezzanine Loans (cost $3,916,964)		3,911,371
Corporate Bonds – 24.2%
Banking – 1.3%
Bank of America Corp, 2.5030%, 10/21/22	196,000	187,645
Citizens Financial Group Inc, 3.7500%, 7/1/24	14,000	13,423
Citizens Financial Group Inc, 4.3500%, 8/1/25	10,000	9,868
Citizens Financial Group Inc, 4.3000%, 12/3/25	57,000	56,177
Goldman Sachs Group Inc, ICE LIBOR USD 3 Month + 1.2010%, 3.2720%, 9/29/25‡	67,000	63,995
Morgan Stanley, 3.9500%, 4/23/27	40,000	38,370
National Australia Bank Ltd/New York, 2.8000%, 1/10/22	253,000	246,689
SVB Financial Group, 5.3750%, 9/15/20	56,000	58,017
US Bancorp, 2.3750%, 7/22/26	70,000	63,371
		737,555
Basic Industry – 1.6%
AK Steel Corp, 7.5000%, 7/15/23	89,000	93,672
Allegheny Technologies Inc, 5.9500%, 1/15/21	146,000	148,372
CF Industries Inc, 4.5000%, 12/1/26 (144A)	5,000	4,964
CF Industries Inc, 5.3750%, 3/15/44	86,000	79,765

Shares or Principal Amounts			Value
Corporate Bonds – (continued)
Basic Industry – (continued)
First Quantum Minerals Ltd, 7.0000%, 2/15/21 (144A)	$130,000		$128,537
Freeport-McMoRan Inc, 3.1000%, 3/15/20	37,000		36,584
Freeport-McMoRan Inc, 3.5500%, 3/1/22	78,000		75,855
Georgia-Pacific LLC, 3.1630%, 11/15/21 (144A)	91,000		89,754
Glencore Finance Canada Ltd, 4.9500%, 11/15/21 (144A)	17,000		17,520
Reliance Steel & Aluminum Co, 4.5000%, 4/15/23	59,000		59,882
Steel Dynamics Inc, 4.1250%, 9/15/25	89,000		85,235
Steel Dynamics Inc, 5.0000%, 12/15/26	34,000		33,830
Teck Resources Ltd, 4.5000%, 1/15/21	5,000		5,050
Teck Resources Ltd, 8.5000%, 6/1/24 (144A)	44,000		48,103
Teck Resources Ltd, 6.2500%, 7/15/41	10,000		10,500
			917,623
Brokerage – 0.3%
E*TRADE Financial Corp, 2.9500%, 8/24/22	63,000		60,916
E*TRADE Financial Corp, 3.8000%, 8/24/27	70,000		66,499
E*TRADE Financial Corp, 4.5000%, 6/20/28	25,000		25,002
			152,417
Capital Goods – 2.6%
Arconic Inc, 5.8700%, 2/23/22	16,000		16,720
Ardagh Packaging Finance PLC / Ardagh Holdings USA Inc,
4.2500%, 9/15/22 (144A)	200,000		197,400
Ardagh Packaging Finance PLC / Ardagh Holdings USA Inc,
7.2500%, 5/15/24 (144A)	280,000		292,950
BWAY Holding Co, 4.7500%, 4/15/24	122,000	EUR	145,171
CNH Industrial Capital LLC, 4.3750%, 4/5/22	80,000		80,944
HD Supply Inc, 5.7500%, 4/15/24 (144A)Ç	107,000		112,484
Huntington Ingalls Industries Inc, 5.0000%, 11/15/25 (144A)	98,000		101,379
Masonite International Corp, 5.6250%, 3/15/23 (144A)	15,000		15,338
Owens Corning, 4.2000%, 12/1/24	27,000		26,734
Owens Corning, 3.4000%, 8/15/26	13,000		11,916
Stevens Holding Co Inc, 6.1250%, 10/1/26 (144A)	58,000		58,942
United Technologies Corp, 3.9500%, 8/16/25	29,000		28,816
United Technologies Corp, 4.6250%, 11/16/48	21,000		21,001
Wabtec Corp, ICE LIBOR USD 3 Month + 1.0500%, 3.3815%, 9/15/21‡	289,000		289,589
Wabtec Corp, 4.7000%, 9/15/28	127,000		124,588
			1,523,972
Communications – 2.4%
21st Century Fox America Inc, 3.3750%, 11/15/26	152,000		148,193
Altice Luxembourg SA, 7.7500%, 5/15/22 (144A)	200,000		194,650
BellSouth LLC, 4.3330%, 4/26/19 (144A)	250,000		251,875
CCO Holdings LLC / CCO Holdings Capital Corp, 5.2500%, 3/15/21	36,000		36,225
Charter Communications Operating LLC / Charter Communications Operating Capital,
4.9080%, 7/23/25	143,000		145,138
Crown Castle International Corp, 5.2500%, 1/15/23	32,000		33,536
Crown Castle International Corp, 3.2000%, 9/1/24	41,000		38,993
CSC Holdings LLC, 5.3750%, 2/1/28 (144A)	200,000		191,000
Interpublic Group of Cos Inc, 4.6500%, 10/1/28	72,000		72,068
UBM PLC, 5.7500%, 11/3/20 (144A)	58,000		58,823
Unitymedia GmbH, 6.1250%, 1/15/25 (144A)	200,000		210,000
			1,380,501
Consumer Cyclical – 3.8%
DR Horton Inc, 3.7500%, 3/1/19	63,000		63,079
DR Horton Inc, 4.0000%, 2/15/20	6,000		6,036
Ford Motor Credit Co LLC, 4.3890%, 1/8/26	200,000		190,492
General Motors Financial Co Inc, 3.1000%, 1/15/19	28,000		28,022
GLP Capital LP / GLP Financing II Inc, 5.3750%, 4/15/26	121,000		122,877
Golden Nugget Inc, 8.7500%, 10/1/25 (144A)	140,000		146,759
IHS Markit Ltd, 5.0000%, 11/1/22 (144A)	36,000		37,066
IHS Markit Ltd, 4.7500%, 2/15/25 (144A)	54,000		54,877
Jacobs Entertainment Inc, 7.8750%, 2/1/24 (144A)	275,000		291,888
MDC Holdings Inc, 5.5000%, 1/15/24	70,000		69,825
MGM Growth Properties Operating Partnership LP / MGP Finance Co-Issuer Inc,
5.6250%, 5/1/24	268,000		274,700
MGM Resorts International, 6.7500%, 10/1/20	70,000		73,587
MGM Resorts International, 6.6250%, 12/15/21	31,000		32,844
MGM Resorts International, 7.7500%, 3/15/22	135,000		147,998
MGM Resorts International, 6.0000%, 3/15/23	5,000		5,175
Sands China Ltd, 5.4000%, 8/8/28 (144A)	200,000		198,988
Scientific Games International Inc, 10.0000%, 12/1/22	275,000		291,382
Service Corp International/US, 5.3750%, 5/15/24	67,000		68,340
Toll Brothers Finance Corp, 4.0000%, 12/31/18	28,000		27,978
Toll Brothers Finance Corp, 4.3750%, 4/15/23	15,000		14,869

Shares or Principal Amounts		Value
Corporate Bonds – (continued)
Consumer Cyclical – (continued)
Wyndham Destinations Inc, 4.1500%, 4/1/24	$31,000	$30,070
Wyndham Destinations Inc, 5.1000%, 10/1/25	16,000	15,960
Wyndham Destinations Inc, 4.5000%, 4/1/27	18,000	16,965
		2,209,777
Consumer Non-Cyclical – 3.0%
Avantor Inc, 6.0000%, 10/1/24 (144A)	145,000	147,175
Bausch Health Cos Inc, 7.0000%, 3/15/24 (144A)	140,000	147,910
Bausch Health Cos Inc, 6.1250%, 4/15/25 (144A)	155,000	147,413
CVS Health Corp, 4.7500%, 12/1/22	22,000	22,782
CVS Health Corp, 4.1000%, 3/25/25	78,000	77,758
Elanco Animal Health Inc, 3.9120%, 8/27/21 (144A)	10,000	10,009
Elanco Animal Health Inc, 4.2720%, 8/28/23 (144A)	25,000	25,068
Elanco Animal Health Inc, 4.9000%, 8/28/28 (144A)	23,000	23,339
Endo Finance LLC, 5.7500%, 1/15/22 (144A)	160,000	149,400
Enterprise Merger Sub Inc, 8.7500%, 10/15/26§	99,000	99,000
HCA Inc, 5.8750%, 5/1/23	122,000	128,557
HCA Inc, 5.0000%, 3/15/24	87,000	89,175
JBS USA LUX SA / JBS USA Finance Inc, 7.2500%, 6/1/21 (144A)	290,000	294,350
JBS USA LUX SA / JBS USA Finance Inc, 6.7500%, 2/15/28 (144A)	59,000	58,631
Newell Brands Inc, 5.0000%, 11/15/23	37,000	37,410
Teva Pharmaceutical Finance Co BV, 2.9500%, 12/18/22	156,000	144,841
Teva Pharmaceutical Finance Netherlands III BV, 1.7000%, 7/19/19	69,000	67,879
Teva Pharmaceutical Finance Netherlands III BV, 2.8000%, 7/21/23	34,000	30,269
Teva Pharmaceutical Finance Netherlands III BV, 3.1500%, 10/1/26	75,000	62,412
		1,763,378
Electric – 0.4%
NextEra Energy Operating Partners LP, 4.2500%, 9/15/24 (144A)	9,000	8,820
NRG Energy Inc, 6.2500%, 7/15/22	143,000	147,533
PPL WEM Ltd / Western Power Distribution Ltd, 5.3750%, 5/1/21 (144A)	67,000	69,403
		225,756
Energy – 4.1%
Cenovus Energy Inc, 5.7000%, 10/15/19	2,000	2,047
Cheniere Corpus Christi Holdings LLC, 5.1250%, 6/30/27	132,000	132,495
Continental Resources Inc/OK, 5.0000%, 9/15/22	36,000	36,522
DCP Midstream Operating LP, 4.7500%, 9/30/21 (144A)	12,000	12,180
Delek Logistics Partners LP / Delek Logistics Finance Corp,
6.7500%, 5/15/25	203,000	204,522
Energy Transfer Equity LP, 4.2500%, 3/15/23	33,000	32,794
Energy Transfer Equity LP, 5.8750%, 1/15/24	273,000	287,332
Energy Transfer Equity LP, 5.5000%, 6/1/27	22,000	22,832
Energy Transfer Partners LP, 6.0000%, 6/15/48	35,000	37,262
EnLink Midstream Partners LP, 4.1500%, 6/1/25	37,000	35,072
EnLink Midstream Partners LP, 4.8500%, 7/15/26	104,000	100,794
EnLink Midstream Partners LP, ICE LIBOR USD 3 Month + 4.1100%, 6.0000%µ	145,000	130,898
EQT Midstream Partners LP, 4.7500%, 7/15/23	5,000	5,069
EQT Midstream Partners LP, 4.0000%, 8/1/24	18,000	17,178
EQT Midstream Partners LP, 5.5000%, 7/15/28	78,000	79,976
Kinder Morgan Inc/DE, 6.5000%, 9/15/20	5,000	5,284
Kinder Morgan Inc/DE, 4.3000%, 3/1/28	5,000	4,954
Kinder Morgan Inc/DE, 5.5500%, 6/1/45	15,000	15,833
Kinder Morgan Inc/DE, 5.2000%, 3/1/48	10,000	10,184
NGPL PipeCo LLC, 4.3750%, 8/15/22 (144A)	8,000	8,060
NGPL PipeCo LLC, 4.8750%, 8/15/27 (144A)	563,000	560,185
NuStar Logistics LP, 5.6250%, 4/28/27	82,000	81,077
PBF Holding Co LLC / PBF Finance Corp, 7.2500%, 6/15/25	137,000	143,850
Plains All American Pipeline LP / PAA Finance Corp, 4.6500%, 10/15/25	73,000	73,736
Plains All American Pipeline LP / PAA Finance Corp, 4.5000%, 12/15/26	21,000	20,969
Range Resources Corp, 5.0000%, 8/15/22	300,000	297,000
Western Gas Partners LP, 4.7500%, 8/15/28	10,000	9,774
Western Gas Partners LP, 5.5000%, 8/15/48	13,000	12,235
		2,380,114
Financial Institutions – 0.3%
Jones Lang LaSalle Inc, 4.4000%, 11/15/22	102,000	103,475
Kennedy-Wilson Inc, 5.8750%, 4/1/24	65,000	64,025
		167,500
Industrial – 0.7%
AT Securities BV, USD SWAP SEMI 30/360 5YR + 3.5460%, 5.2500%µ	250,000	235,937
Fluor Corp, 4.2500%, 9/15/28	150,000	146,525
		382,462
Insurance – 0.6%
Aetna Inc, 2.8000%, 6/15/23	20,000	19,161
Halfmoon Parent Inc, 4.1250%, 11/15/25 (144A)	300,000	299,040

Shares or Principal Amounts		Value
Corporate Bonds – (continued)
Insurance – (continued)
WellCare Health Plans Inc, 5.2500%, 4/1/25	$48,000	$48,780
		366,981
Owned No Guarantee – 1.0%
Syngenta Finance NV, 3.6980%, 4/24/20 (144A)	200,000	199,764
Syngenta Finance NV, 3.9330%, 4/23/21 (144A)	200,000	199,438
Syngenta Finance NV, 4.4410%, 4/24/23 (144A)	200,000	198,746
		597,948
Real Estate Investment Trusts (REITs) – 0.4%
Alexandria Real Estate Equities Inc, 2.7500%, 1/15/20	63,000	62,427
American Homes 4 Rent LP, 4.2500%, 2/15/28	153,000	146,290
Senior Housing Properties Trust, 6.7500%, 12/15/21	27,000	28,738
		237,455
Technology – 1.6%
Broadcom Corp / Broadcom Cayman Finance Ltd, 3.6250%, 1/15/24	16,000	15,517
Broadcom Corp / Broadcom Cayman Finance Ltd, 3.1250%, 1/15/25	26,000	24,145
Dell International LLC / EMC Corp, 6.0200%, 6/15/26 (144A)	270,000	287,535
First Data Corp, 7.0000%, 12/1/23 (144A)	62,000	64,557
Marvell Technology Group Ltd, 4.2000%, 6/22/23	24,000	23,876
Marvell Technology Group Ltd, 4.8750%, 6/22/28	27,000	27,127
Microchip Technology Inc, 3.9220%, 6/1/21 (144A)	27,000	26,840
Total System Services Inc, 3.8000%, 4/1/21	25,000	25,085
Total System Services Inc, 4.8000%, 4/1/26	69,000	70,972
Trimble Inc, 4.7500%, 12/1/24	104,000	105,285
Trimble Inc, 4.9000%, 6/15/28	131,000	131,680
Verisk Analytics Inc, 4.8750%, 1/15/19	49,000	49,257
Verisk Analytics Inc, 5.8000%, 5/1/21	64,000	67,343
		919,219
Transportation – 0.1%
XPO Logistics Inc, 6.5000%, 6/15/22 (144A)	61,000	62,982
Total Corporate Bonds (cost $14,102,148)		14,025,640
Mortgage-Backed Securities – 7.0%
Fannie Mae Pool:
6.0000%, 2/1/37	2,941	3,263
3.5000%, 10/1/42	25,868	25,657
3.5000%, 12/1/42	58,462	57,696
3.0000%, 2/1/43	2,078	2,005
3.5000%, 2/1/43	85,419	84,299
3.5000%, 4/1/43	46,125	45,520
3.0000%, 5/1/43	7,712	7,440
3.5000%, 11/1/43	35,841	35,371
3.5000%, 4/1/44	47,230	46,837
5.0000%, 7/1/44	33,472	35,892
4.5000%, 10/1/44	17,270	18,066
3.5000%, 2/1/45	69,711	68,796
3.5000%, 2/1/45	9,586	9,460
4.5000%, 3/1/45	28,812	30,137
3.5000%, 12/1/45	16,794	16,633
4.5000%, 2/1/46	48,652	50,618
3.5000%, 7/1/46	66,085	65,270
3.5000%, 7/1/46	27,455	27,122
4.0000%, 10/1/46	2,252	2,283
3.0000%, 2/1/47	56,154	54,229
4.5000%, 5/1/47	8,250	8,603
4.5000%, 5/1/47	6,745	7,013
4.5000%, 5/1/47	6,117	6,357
4.5000%, 5/1/47	4,967	5,182
4.5000%, 5/1/47	4,763	4,950
4.5000%, 5/1/47	4,000	4,171
4.5000%, 5/1/47	2,085	2,168
4.5000%, 5/1/47	1,536	1,600
4.5000%, 5/1/47	1,511	1,574
4.0000%, 6/1/47	7,686	7,788
4.0000%, 6/1/47	4,051	4,105
4.5000%, 6/1/47	25,263	26,255
4.5000%, 6/1/47	2,625	2,735
4.0000%, 7/1/47	6,503	6,589
4.0000%, 7/1/47	6,014	6,094
4.0000%, 7/1/47	2,860	2,898
4.0000%, 7/1/47	1,838	1,862
4.5000%, 7/1/47	18,396	19,119
4.5000%, 7/1/47	16,192	16,828
4.5000%, 7/1/47	14,893	15,478
3.5000%, 8/1/47	20,239	19,949

Shares or Principal Amounts		Value
Mortgage-Backed Securities – (continued)
Fannie Mae Pool – (continued)
3.5000%, 8/1/47	$14,615	$14,412
4.0000%, 8/1/47	11,293	11,443
4.0000%, 8/1/47	6,899	6,991
4.0000%, 8/1/47	2,978	3,009
4.5000%, 8/1/47	20,502	21,308
4.5000%, 8/1/47	4,019	4,177
4.0000%, 9/1/47	3,091	3,133
4.5000%, 9/1/47	23,588	24,515
4.5000%, 9/1/47	17,631	18,324
4.5000%, 9/1/47	12,993	13,503
3.5000%, 10/1/47	79,236	78,033
4.0000%, 10/1/47	14,755	14,951
4.0000%, 10/1/47	13,004	13,176
4.0000%, 10/1/47	12,500	12,666
4.0000%, 10/1/47	7,870	7,974
4.0000%, 10/1/47	6,895	6,986
4.5000%, 10/1/47	3,510	3,648
4.5000%, 10/1/47	1,604	1,667
4.0000%, 11/1/47	18,854	19,105
4.0000%, 11/1/47	5,853	5,931
4.5000%, 11/1/47	17,153	17,827
3.5000%, 12/1/47	36,081	35,535
3.5000%, 12/1/47	31,675	31,260
3.5000%, 12/1/47	13,400	13,212
3.5000%, 1/1/48	23,019	22,731
3.5000%, 1/1/48	19,379	19,120
4.0000%, 1/1/48	78,642	79,686
4.0000%, 1/1/48	7,904	8,022
3.5000%, 3/1/48	13,460	13,291
4.0000%, 3/1/48	33,487	33,934
4.0000%, 3/1/48	6,918	7,021
4.5000%, 3/1/48	25,817	26,913
4.0000%, 4/1/48	16,332	16,576
4.5000%, 4/1/48	19,559	20,410
4.0000%, 5/1/48	79,924	80,744
4.0000%, 5/1/48	70,733	71,459
4.5000%, 5/1/48	15,878	16,542
4.5000%, 5/1/48	13,512	14,065
4.0000%, 6/1/48	31,221	31,542
4.5000%, 6/1/48	15,051	15,642
		1,718,396
Freddie Mac Gold Pool:
6.0000%, 4/1/40	68,063	76,213
3.5000%, 2/1/43	22,338	22,104
3.5000%, 2/1/44	26,623	26,345
4.5000%, 5/1/44	17,822	18,626
3.5000%, 12/1/44	71,231	70,618
3.0000%, 1/1/45	18,959	18,248
4.0000%, 5/1/46	15,153	15,357
3.5000%, 7/1/46	19,664	19,385
3.0000%, 10/1/46	84,165	80,658
3.0000%, 12/1/46	57,504	55,107
3.5000%, 9/1/47	69,789	68,840
3.5000%, 9/1/47	53,532	52,719
3.5000%, 9/1/47	30,355	29,894
3.5000%, 10/1/47	61,077	60,144
3.5000%, 11/1/47	25,300	24,923
3.5000%, 12/1/47	151,367	149,426
3.5000%, 12/1/47	18,585	18,350
3.5000%, 2/1/48	17,498	17,243
3.5000%, 2/1/48	17,461	17,219
3.5000%, 3/1/48	157,901	155,680
3.5000%, 3/1/48	74,627	73,481
3.5000%, 3/1/48	17,431	17,164
4.0000%, 3/1/48	21,517	21,804
4.0000%, 4/1/48	102,998	104,058
4.0000%, 4/1/48	10,912	11,054
4.0000%, 5/1/48	86,867	87,770
4.0000%, 5/1/48	49,507	50,016
4.0000%, 6/1/48	111,839	112,997
4.0000%, 6/1/48	22,545	22,778
4.0000%, 8/1/48	171,716	173,483
4.5000%, 8/1/48	62,270	64,340

Shares or Principal Amounts		Value
Mortgage-Backed Securities – (continued)
Freddie Mac Gold Pool – (continued)
4.5000%, 8/1/48	$23,973	$24,761
		1,760,805
Ginnie Mae I Pool:
4.5000%, 8/15/46	66,268	69,329
4.0000%, 7/15/47	29,315	29,822
4.0000%, 8/15/47	5,772	5,872
4.0000%, 11/15/47	16,230	16,559
4.0000%, 12/15/47	21,605	22,043
		143,625
Ginnie Mae II Pool:
4.5000%, 10/20/41	30,766	31,834
4.5000%, 5/20/48	44,116	46,027
4.5000%, 5/20/48	10,534	10,991
5.0000%, 7/20/48	243,043	254,478
5.0000%, 9/20/48	89,000	93,064
		436,394
Total Mortgage-Backed Securities (cost $4,157,087)		4,059,220
Common Stocks – 47.3%
Aerospace & Defense – 0.5%
United Technologies Corp	1,977	276,404
Banks – 8.1%
Access National Corp	7,157	194,026
Cadence BanCorp	17,803	465,014
Citigroup Inc	12,054	864,754
Citizens Financial Group Inc	14,188	547,231
First Horizon National Corp	11,206	193,416
Fulton Financial Corp	11,842	197,169
Pinnacle Financial Partners Inc	6,497	390,795
Union Bankshares Corp	5,650	217,694
US Bancorp	15,160	800,600
Wells Fargo & Co	16,045	843,325
		4,714,024
Beverages – 1.3%
PepsiCo Inc	6,478	724,240
Biotechnology – 1.0%
Gilead Sciences Inc	7,478	577,376
Capital Markets – 1.0%
Cohen & Steers Inc	14,508	589,170
Chemicals – 0.9%
NewMarket Corp	1,324	536,895
Commercial Services & Supplies – 0.8%
Republic Services Inc	2,731	198,434
UniFirst Corp/MA	1,686	292,774
		491,208
Consumer Finance – 1.5%
Ally Financial Inc	6,592	174,358
Discover Financial Services	4,426	338,368
Synchrony Financial	11,489	357,078
		869,804
Containers & Packaging – 1.0%
Graphic Packaging Holding Co	40,005	560,470
Diversified Financial Services – 1.0%
Berkshire Hathaway Inc*	2,652	567,820
Electric Utilities – 1.6%
Evergy Inc	5,384	295,689
Exelon Corp	7,062	308,327
PPL Corp	11,865	347,170
		951,186
Electrical Equipment – 1.3%
Generac Holdings Inc*	9,134	515,249
Thermon Group Holdings Inc*	8,085	208,431
		723,680
Energy Equipment & Services – 1.8%
Keane Group Inc*	28,249	349,440
Mammoth Energy Services Inc	10,040	292,164
Schlumberger Ltd	6,139	373,988
		1,015,592
Equity Real Estate Investment Trusts (REITs) – 3.2%
American Homes 4 Rent	9,416	206,116
Equity LifeStyle Properties Inc	4,897	472,316
Lamar Advertising Co	11,406	887,387
National Storage Affiliates Trust	11,764	299,276
		1,865,095

Shares or Principal Amounts		Value
Common Stocks – (continued)
Food & Staples Retailing – 1.0%
Casey's General Stores Inc	4,414	$569,892
Health Care Equipment & Supplies – 0.9%
Medtronic PLC	5,100	501,687
Health Care Providers & Services – 1.8%
Laboratory Corp of America Holdings*	4,326	751,340
Quest Diagnostics Inc	2,686	289,846
		1,041,186
Household Products – 0.9%
Colgate-Palmolive Co	8,173	547,182
Insurance – 2.0%
Chubb Ltd	4,520	604,053
RenaissanceRe Holdings Ltd	4,237	565,978
		1,170,031
Internet Software & Services – 1.1%
Alphabet Inc - Class A*	513	619,232
Machinery – 1.3%
Donaldson Co Inc	3,434	200,065
Timken Co	3,202	159,620
Trinity Industries Inc	11,205	410,551
		770,236
Oil, Gas & Consumable Fuels – 2.9%
Cimarex Energy Co	3,390	315,067
Noble Energy Inc	17,326	540,398
Occidental Petroleum Corp	9,982	820,221
		1,675,686
Pharmaceuticals – 5.2%
Johnson & Johnson	8,663	1,196,967
Merck & Co Inc	10,830	768,280
Pfizer Inc	24,065	1,060,545
		3,025,792
Road & Rail – 0.9%
Ryder System Inc	2,000	146,140
Union Pacific Corp	2,166	352,690
		498,830
Semiconductor & Semiconductor Equipment – 1.0%
Analog Devices Inc	3,013	278,582
MKS Instruments Inc	3,759	301,284
		579,866
Software – 3.3%
Check Point Software Technologies Ltd*	3,581	421,376
Microsoft Corp	2,054	234,916
Oracle Corp	23,823	1,227,046
		1,883,338
Total Common Stocks (cost $22,917,999)		27,345,922
Preferred Stocks – 0.3%
Equity Real Estate Investment Trusts (REITs) – 0.3%
Crown Castle International Corp, 8.7089%, 8/1/20‡ (cost $140,000)	140	151,075
Investment Companies – 13.8%
Money Markets – 13.8%
Janus Henderson Cash Liquidity Fund LLC, 2.0479%ºº,£ (cost $7,985,938)	7,985,938	7,985,938
Total Investments (total cost $57,120,316) – 106.1%		61,363,499
Liabilities, net of Cash, Receivables and Other Assets – (6.1)%		(3,503,050)
Net Assets – 100%		$57,860,449

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$56,215,455	91.6%
Cayman Islands	1,848,500	3.0
Israel	726,777	1.2
Switzerland	615,468	1.0
Ireland	490,350	0.8
Germany	445,937	0.8
Australia	246,689	0.4
Macao	198,988	0.3
Luxembourg	194,650	0.3
Zambia	128,537	0.2

United Kingdom	128,226	0.2
Canada	65,700	0.1
Netherlands	58,222	0.1

Total	$61,363,499	100.0%

Schedules of Affiliated Investments – (% of Net Assets)

	Dividend Income	Realized Gain/(Loss)	Change in Unrealized Appreciation/ Depreciation	Value at 9/30/18
Investment Companies - 13.8%
Money Markets - 13.8%
Janus Henderson Cash Liquidity Fund LLC, 2.0479%ºº	$9,722	$-	$-	$7,985,938

	Share Balance at 6/30/18	Purchases	Sales	Share Balance at 9/30/18
Investment Companies - 13.8%
Money Markets - 13.8%
Janus Henderson Cash Liquidity Fund LLC, 2.0479%ºº	1,726,555	15,164,382	(8,904,999)	7,985,938

Schedule of Forward Foreign Currency Exchange Contracts, Open

Counterparty/ Foreign Currency	Settlement Date	Foreign Currency Amount (Sold)/ Purchased	USD Currency Amount (Sold)/ Purchased	Market Value and Unrealized Appreciation/ (Depreciation)
Citibank NA:
Euro	11/21/18	(125,000)	$147,548	$1,814
Credit Suisse International:
Israeli Shekel	10/18/18	(1,147,000)	320,913	4,677
Total				$6,491

Schedule of Futures

Description	Number of Contracts	Expiration Date	Value and Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin Asset/(Liability)
Futures Purchased:
Ultra 10-Year US Treasury Note	5	12/19/18	$630,000	$2,109	$-
Ultra Long Term US Treasury Bond	5	12/19/18	771,406	3,594	(1,719)
Total - Futures Purchased				5,703	(1,719)
Futures Sold:
5-Year US Treasury Note	8	12/31/18	(899,813)	(1,375)	(438)
US Treasury Long Bond	3	12/19/18	(421,500)	(1,781)	469
Total - Futures Sold				(3,156)	31
Total				$2,547	$(1,688)

Average Ending Monthly Market Value of Derivative Instruments During the Period Ended September 30, 2018

Market Value(a)
Forward foreign currency exchange contracts, sold	$ 587,227
Futures contracts, purchased	350,352
Futures contracts, sold	330,328

(a) Forward foreign currency exchange contracts are reported as the average ending monthly currency amount sold.

Notes to Schedule of Investments (unaudited)

ICE	Intercontinental Exchange
LIBOR	London Interbank Offered Rate
LLC	Limited Liability Company
LP	Limited Partnership
PLC	Public Limited Company

144A

Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Unless otherwise noted, these securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 144A securities as of the period ended September 30, 2018 is $9,393,931, which represents 16.2% of net assets.

*	Non-income producing security.

(a)

All or a portion of this position is not funded, or has been purchased on a delayed delivery or when-issued basis. If applicable, interest rates will be determined and interest will begin to accrue at a future date. See Notes to Schedule of Investments.

‡

Variable or floating rate security. Rate shown is the current rate as of September 30, 2018. Certain variable rate securities are not based on a published reference rate and spread; they are determined by the issuer or agent and current market conditions. Reference rate is as of reset date and may vary by security, which may not indicate a reference rate and/or spread in their description.

ºº	Rate shown is the 7-day yield as of September 30, 2018.

µ

This variable rate security is a perpetual bond. Perpetual bonds have no contractual maturity date, are not redeemable, and pay an indefinite stream of interest. The coupon rate shown represents the current interest rate.

Ç	Step bond. The coupon rate will increase or decrease periodically based upon a predetermined schedule. The rate shown reflects the current rate.

◊	Zero coupon bond.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

§	Schedule of Restricted and Illiquid Securities (as of September 30, 2018)
Value as a
	Acquisition			% of Net
	Date	Cost	Value	Assets

Enterprise Merger Sub Inc, 8.7500%, 10/15/26	9/28/18	$99,000	$99,000	0.2%
Sofi Professional Loan Program 2018-D Trust, 0%, 2/25/48	9/20/18	344,500	344,500	0.6
Zephyrus Capital Aviation Partners 2018-1 Ltd, 4.6050%, 10/15/38	9/28/18	180,289	180,289	0.3
Total		$623,789	$623,789	1.1%

The Fund has registration rights for certain restricted securities held as of September 30, 2018. The issuer incurs all registration costs.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of September 30, 2018.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs

Assets
Investments in Securities:
Asset-Backed/Commercial Mortgage-Backed Securities	$-	$3,884,333	$-
Bank Loans and Mezzanine Loans	-	3,911,371	-
Corporate Bonds	-	14,025,640	-
Mortgage-Backed Securities	-	4,059,220	-
Common Stocks	27,345,922	-	-
Preferred Stocks	-	151,075	-
Investment Companies	-	7,985,938	-
Total Investments in Securities	$27,345,922	$34,017,577	$-
Other Financial Instruments(a):
Forward Foreign Currency Exchange Contracts	$-	$6,491	$-
Variation Margin Receivable	469	-	-
Total Assets	$27,346,391	$34,024,068	$-
Liabilities
Other Financial Instruments(a):
Variation Margin Payable	$2,157	$-	$-

(a)

Other financial instruments include forward foreign currency exchange, futures, written options, written swaptions, and swap contracts. Forward foreign currency exchange contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract's value from trade date. Futures, certain written options on futures, and centrally cleared swap contracts are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. Written options, written swaptions, and other swap contracts are reported at their market value at measurement date.

Organization and Significant Accounting Policies

Janus Henderson Value Plus Income Fund (the “Fund”) is a series of Janus Investment Fund (the “Trust”), which is organized as a trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 48 funds, each of which offers multiple share classes, with differing investment objectives and policies. The Fund seeks capital appreciation and current income. The Fund is classified as diversified, as defined in the 1940 Act.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of September 30, 2018 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments.

There were no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the period. The Fund recognizes transfers between the levels as of the beginning of the fiscal year.

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Derivative Instruments

The Fund may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Fund may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on future contracts, options on foreign currencies, options on recovery locks, options on security and commodity indices, swaps, forward contracts, structured investments, and other equity-linked derivatives. Each derivative instrument that was held by the Fund during the period ended September 30, 2018 is discussed in further detail below.

The Fund may use derivative instruments for hedging purposes (to offset risks associated with an investment, currency exposure, or market conditions), to adjust currency exposure relative to a benchmark index, or for speculative purposes (to earn income and seek to enhance returns). When the Fund invests in a derivative for speculative purposes, the Fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The Fund may not use any derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly. The Fund’s ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks.

In pursuit of its investment objective, the Fund may seek to use derivatives to increase or decrease exposure to the following market risk factors:

• Commodity Risk – the risk related to the change in value of commodities or commodity-linked investments due to changes in the overall market movements, volatility of the underlying benchmark, changes in interest rates, or other factors affecting a particular industry or commodity such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political, and regulatory developments.

• Counterparty Risk – the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Fund.

• Credit Risk – the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

• Currency Risk – the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

• Equity Risk – the risk related to the change in value of equity securities as they relate to increases or decreases in the general market.

• Index Risk – if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

• Interest Rate Risk – the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause the Fund’s NAV to likewise decrease.

• Leverage Risk – the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. The Fund creates leverage by investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies, such as short sales, that involve leverage can result in losses that greatly exceed the amount originally invested.

• Liquidity Risk – the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk.

In an effort to mitigate credit risk associated with derivatives traded OTC, the Fund may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Fund may require the counterparty to post collateral if the Fund has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. Additionally, the Fund may deposit cash and/or treasuries as collateral with the counterparty and/or custodian daily (based on the daily valuation of the financial asset) if the Fund has a net aggregate unrealized loss on OTC derivative contracts with a particular counterparty. All liquid securities and restricted cash are considered to cover in an amount at all times equal to or greater than the Fund’s commitment with respect to certain exchange-traded derivatives, centrally cleared derivatives, forward foreign currency exchange contracts, short sales, and/or securities with extended settlement dates. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on Janus Capital Management LLC's (“Janus Capital”) ability to establish and maintain appropriate systems and trading.

Forward Foreign Currency Exchange Contracts

A forward foreign currency exchange contract (“forward currency contract”) is an obligation to buy or sell a specified currency at a future date at a negotiated rate (which may be U.S. dollars or a foreign currency). The Fund may enter into forward currency contracts for hedging purposes, including, but not limited to, reducing exposure to changes in foreign currency exchange rates on foreign portfolio holdings and locking in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. The Fund may also invest in forward currency contracts for non-hedging purposes such as seeking to enhance returns. The Fund is subject to currency risk and counterparty risk in the normal course of pursuing its investment objective through its investments in forward currency contracts.

Forward currency contracts are valued by converting the foreign value to U.S. dollars by using the current spot U.S. dollar exchange rate and/or forward rate for that currency. Exchange and forward rates as of the close of the NYSE shall be used to value the forward currency contracts.

During the period, the Fund entered into forward currency contracts with the obligation to purchase foreign currencies in the future at an agreed upon rate in order to decrease exposure to currency risk associated with foreign currency denominated securities held by the Fund.

During the period, the Fund entered into forward currency contracts with the obligation to sell foreign currencies in the future at an agreed upon rate in order to decrease exposure to currency risk associated with foreign currency denominated securities held by the Fund.

Futures Contracts

A futures contract is an exchange-traded agreement to take or make delivery of an underlying asset at a specific time in the future for a specific predetermined negotiated price. The Fund may enter into futures contracts to gain exposure to the stock market or other markets pending investment of cash balances or to meet liquidity needs. The Fund is subject to interest rate risk, equity risk, and currency risk in the normal course of pursuing its investment objective through its investments in futures contracts. The Fund may also use such derivative instruments to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts may involve risks such as the possibility of illiquid markets or imperfect correlation between the values of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Futures contracts on commodities are valued at the settlement price on valuation date on the commodities exchange as reported by an approved vendor. Mini contracts, as defined in the description of the contract, shall be valued using the Actual Settlement Price or “ASET” price type as reported by an approved vendor. In the event that foreign futures trade when the foreign equity markets are closed, the last foreign futures trade price shall be used.

Securities held by the Fund that are designated as collateral for market value on futures contracts are noted on the Schedule of Investments (if applicable). Such collateral is in the possession of the Fund’s futures commission merchant.

With futures, there is minimal counterparty credit risk to the Fund since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

During the period, the Fund purchased interest rate futures to increase exposure to interest rate risk.

During the period, the Fund sold interest rate futures to decrease exposure to interest rate risk.

Additional Investment Risk

The Fund may be invested in lower-rated debt securities that have a higher risk of default or loss of value since these securities may be sensitive to economic changes, political changes or adverse developments specific to the issuer.

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) of 2010 provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt of countries such as Greece, Italy, Spain, Portugal, and Ireland. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more "bailouts" from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (known as “Brexit”). There is considerable uncertainty about how Brexit will be conducted, how negotiations of necessary treaties and trade agreements will proceed, or how financial markets will react. In addition, one or more other countries may also abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Loans

The Fund may invest in various commercial loans, including bank loans, bridge loans, debtor-in-possession (“DIP”) loans, mezzanine loans, and other fixed and floating rate loans. These loans may be acquired through loan participations and assignments or on a when-issued basis. Commercial loans will comprise no more than 20% of the Fund’s total assets. Below are descriptions of the types of loans held by the Fund as of September 30, 2018.

• Bank Loans - Bank loans are obligations of companies or other entities entered into in connection with recapitalizations, acquisitions, and refinancings. The Fund’s investments in bank loans are generally acquired as a participation interest in, or assignment of, loans originated by a lender or other financial institution. These investments may include institutionally-traded floating and fixed-rate debt securities.

• Floating Rate Loans – Floating rate loans are debt securities that have floating interest rates, that adjust periodically, and are tied to a benchmark lending rate, such as London Interbank Offered Rate (“LIBOR”). In other cases, the lending rate could be tied to the prime rate offered by one or more major U.S. banks or the rate paid on large certificates of deposit traded in the secondary markets. If the benchmark lending rate changes, the rate payable to lenders under the loan will change at the next scheduled adjustment date specified in the loan agreement. Floating rate loans are typically issued to companies (‘‘borrowers’’) in connection with recapitalizations, acquisitions, and refinancings. Floating rate loan investments are generally below investment grade. Senior floating rate loans are secured by specific collateral of a borrower and are senior in the borrower’s capital structure. The senior position in the borrower’s capital structure generally gives holders of senior loans a claim on certain of the borrower’s assets that is senior to subordinated debt and preferred and common stock in the case of a borrower’s default. Floating rate loan investments may involve foreign borrowers, and investments may be denominated in foreign currencies. Floating rate loans often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged. The Fund may invest in obligations of borrowers who are in bankruptcy proceedings. While the Fund generally expects to invest in fully funded term loans, certain of the loans in which the Fund may invest include revolving loans, bridge loans, and delayed draw term loans.

Purchasers of floating rate loans may pay and/or receive certain fees. The Fund may receive fees such as covenant waiver fees or prepayment penalty fees. The Fund may pay fees such as facility fees. Such fees may affect the Fund’s return.

• Mezzanine Loans - Mezzanine loans are secured by the stock of the company that owns the assets. Mezzanine loans are a hybrid of debt and equity financing that is typically used to fund the expansion of existing companies. A mezzanine loan is composed of debt capital that gives the lender the right to convert to an ownership or equity interest in the company if the loan is not paid back in time and in full. Mezzanine loans typically are the most subordinated debt obligation in an issuer’s capital structure.

Mortgage- and Asset-Backed Securities

Mortgage- and asset-backed securities represent interests in “pools” of commercial or residential mortgages or other assets, including consumer loans or receivables. The Fund may purchase fixed or variable rate commercial or residential mortgage-backed securities issued by the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”), the Federal Home Loan Mortgage Corporation (“Freddie Mac”), or other governmental or government-related entities. Ginnie Mae’s guarantees are backed by the full faith and credit of the U.S. Government, which means that the U.S. Government guarantees that the interest and principal will be paid when due. Fannie Mae and Freddie Mac securities are not backed by the full faith and credit of the U.S. Government. In September 2008, the Federal Housing Finance Agency (“FHFA”), an agency of the U.S. Government, placed Fannie Mae and Freddie Mac under conservatorship. Since that time, Fannie Mae and Freddie Mac have received capital support through U.S. Treasury preferred stock purchases, and Treasury and Federal Reserve purchases of their mortgage-backed securities. The FHFA and the U.S. Treasury have imposed strict limits on the size of these entities’ mortgage portfolios. The FHFA has the power to cancel any contract entered into by Fannie Mae and Freddie Mac prior to FHFA’s appointment as conservator or receiver, including the guarantee obligations of Fannie Mae and Freddie Mac.

The Fund may also purchase other mortgage- and asset-backed securities through single- and multi-seller conduits, collateralized debt obligations, structured investment vehicles, and other similar securities. Asset-backed securities may be backed by various consumer obligations, including automobile loans, equipment leases, credit card receivables, or other collateral. In the event the underlying loans are not paid, the securities’ issuer could be forced to sell the assets and recognize losses on such assets, which could impact your return. Unlike traditional debt instruments, payments on these securities include both interest and a partial payment of principal. Mortgage- and asset-backed securities are subject to both extension risk, where borrowers pay off their debt obligations more slowly in times of rising interest rates, and prepayment risk, where borrowers pay off their debt obligations sooner than expected in times of declining interest rates. These risks may reduce the Fund’s returns. In addition, investments in mortgage- and asset-backed securities, including those comprised of subprime mortgages, may be subject to a higher degree of credit risk, valuation risk, and liquidity risk than various other types of fixed-income securities. Additionally, although mortgage-backed securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that guarantors or insurers will meet their obligations.

Real Estate Investing

The Fund may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-

related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Restricted Security Transactions

Restricted securities held by the Fund may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933, as amended. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Fund to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Sovereign Debt

The Fund may invest in U.S. and non-U.S. government debt securities (“sovereign debt”). Some investments in sovereign debt, such as U.S. sovereign debt, are considered low risk. However, investments in sovereign debt, especially the debt of less developed countries, can involve a high degree of risk, including the risk that the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or to pay the interest on its sovereign debt in a timely manner. A sovereign debtor’s willingness or ability to satisfy its debt obligation may be affected by various factors including, but not limited to, its cash flow situation, the extent of its foreign currency reserves, the availability of foreign exchange when a payment is due, the relative size of its debt position in relation to its economy as a whole, the sovereign debtor’s policy toward international lenders, and local political constraints to which the governmental entity may be subject. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies, and other entities. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance, or repay principal or interest when due may result in the cancellation of third party commitments to lend funds to the sovereign debtor, which may further impair such debtor’s ability or willingness to timely service its debts. The Fund may be requested to participate in the rescheduling of such sovereign debt and to extend further loans to governmental entities, which may adversely affect the Fund’s holdings. In the event of default, there may be limited or no legal remedies for collecting sovereign debt and there may be no bankruptcy proceedings through which the Fund may collect all or part of the sovereign debt that a governmental entity has not repaid. In addition, to the extent the Fund invests in non-U.S. sovereign debt, it may be subject to currency risk.

TBA Commitments

The Fund may enter into “to be announced” or “TBA” commitments. TBAs are forward agreements for the purchase or sale of securities, including mortgage-backed securities, for a fixed price, with payment and delivery on an agreed upon future settlement date. The specific securities to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including issuer, rate, and mortgage terms. Although the particular TBA securities must meet industry-accepted “good delivery” standards, there can be no assurance that a security purchased on forward commitment basis will ultimately be issued or delivered by the counterparty. During the settlement period, the Fund will still bear the risk of any decline in the value of the security to be delivered. Because TBA commitments do not require the purchase and sale of identical securities, the characteristics of the security delivered to the Fund may be less favorable than the security delivered to the dealer. If the counterparty to a transaction fails to deliver the security, the Fund could suffer a loss.

When-Issued, Delayed Delivery and Forward Commitment Transactions

The Fund may purchase or sell securities on a when-issued, delayed delivery, or forward commitment basis. When purchasing a security on a when-issued, delayed delivery, or forward commitment basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. Typically, no income accrues on securities the Fund has committed to purchase prior to the time delivery of the securities is made. Because the Fund is not required to pay for the security until the delivery date, these risks are in addition to the risks associated with the Fund’s other investments. If the other party to a transaction fails to deliver the securities, the Fund could miss a favorable price or yield opportunity. If the Fund remains substantially fully invested at a time when when-issued, delayed delivery, or forward commitment purchases are outstanding, the purchases may result in a form of leverage.

When the Fund has sold a security on a when-issued, delayed delivery, or forward commitment basis, the Fund does not participate in future gains or losses with respect to the security. If the other party to a transaction fails to pay for the securities, the Fund could suffer a loss. Additionally, when selling a security on a when-issued, delayed delivery, or forward commitment basis without owning the security, the Fund will incur a loss if the security’s price appreciates in value such that the security’s price is above the agreed upon price on the settlement date. The Fund may dispose of or renegotiate a transaction after it is entered into, and may purchase or sell when-issued, delayed delivery or forward commitment securities before the settlement date, which may result in a gain or loss.

Transactions with Affiliates

Pursuant to the provisions of the 1940 Act and related rules, the Fund may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Fund may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Fund is eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Henderson Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Henderson Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered product compliant with Rule 2a-7 under the 1940 Act. There are no restrictions on the Fund's ability to withdraw investments from Janus Henderson Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Fund to Janus Henderson Cash Liquidity Fund LLC. The units of Janus Henderson Cash Liquidity Fund LLC are not charged any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the period ended September 30, 2018 can be found in the “Schedules of Affiliated Investments” located in the Schedule of Investments.

Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to September 30, 2018 and through the date of issuance of the Fund's filing and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s

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Item 2. Controls and Procedures.

(a) The registrant's Principal Executive Officer and Principal Financial Officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended ("the Act")) are effective in design and operation and are sufficient to form the basis of the certifications required by Rule 30a-3(b) under the Act, based on their evaluation of these disclosure controls and procedures within 90 days of the filing date of this report on Form N-Q.

(b) There were no changes in the registrant's internal control over financial reporting during the last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 3. Exhibits.

Separate certifications for the Registrant's Principal Executive Officer and Principal Financial Officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Act, as amended, are attached as Ex99.CERT.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Janus Investment Fund

By: /s/ Bruce Koepfgen
Bruce Koepfgen, President and Chief Executive Officer of Janus Investment Fund

(Principal Executive Officer)
Date: November 29, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ Bruce Koepfgen
Bruce Koepfgen, President and Chief Executive Officer of Janus Investment Fund

(Principal Executive Officer)
Date: November 29, 2018

By: /s/ Jesper Nergaard
Jesper Nergaard, Vice President, Chief Financial Officer, Treasurer and Principal Accounting Officer of Janus Investment Fund

(Principal Accounting Officer and Principal Financial Officer)

Date: November 29, 2018